                                   [GRAPHIC]


                                   BB&T Funds
                                   Sensible Investing for Generations



                                     Annual
                                     Report
                                     To Shareholders



                               September 30, 2002

BB&T FUNDS
TABLE OF CONTENTS

        Management Discussion of Performance
           Message from the President and Investment Advisor........   1

        Fund Summary
           International Equity Fund................................   4
           Small Company Growth Fund................................   6
           Mid Cap Growth Fund......................................   8
           Large Company Growth Fund................................  10
           Large Company Value Fund.................................  12
           Mid Cap Value Fund.......................................  14
           Balanced Fund............................................  16
           Capital Manager Funds....................................  18
           North Carolina Intermediate Tax-Free Fund................  24
           South Carolina Intermediate Tax-Free Fund................  26
           Virginia Intermediate Tax-Free Fund......................  28
           West Virginia Intermediate Tax-Free Fund.................  30
           Intermediate U.S. Government Bond Fund...................  32
           Short U.S. Government Income Fund........................  34
           Intermediate Corporate Bond Fund.........................  36
           Prime Money Market Fund..................................  38
           U.S. Treasury Money Market Fund..........................  39

        Schedule of Portfolio Investments
           Balanced Fund............................................  40
           Large Company Value Fund.................................  43
           Large Company Growth Fund................................  45
           Mid Cap Value Fund.......................................  47
           Mid Cap Growth Fund......................................  49
           Small Company Growth Fund................................  51
           International Equity Fund................................  53
           Short U.S. Government Income Fund........................  55
           Intermediate U.S. Government Bond Fund...................  56
           Intermediate Corporate Bond Fund.........................  58
           North Carolina Intermediate Tax-Free Fund................  60
           South Carolina Intermediate Tax-Free Fund................  62
           Virginia Intermediate Tax-Free Fund......................  64
           West Virginia Intermediate Tax-Free Fund.................  66
           Prime Money Market Fund..................................  68
           U.S. Treasury Money Market Fund..........................  71
           Capital Manager Conservative Growth Fund.................  72
           Capital Manager Moderate Growth Fund.....................  73
           Capital Manager Growth Fund..............................  74
           Capital Manager Aggressive Growth Fund...................  75

        Financial Statements........................................  76

        Notes to Financial Statements............................... 116

        Independent Auditors' Report................................ 128

   LETTER FROM THE CHAIRMAN AND THE INVESTMENT ADVISOR


Dear Shareholders:

We are pleased to send you this annual report for the 12 months ended September 30, 2002, a period in which stocks and bonds again demonstrated their sizable capacity for mixing volatility with opportunity.

A year can be a long time in the financial markets, and the past 12 months clearly proved this point. Our fiscal year began in October 2001, just after the events of September 11, when the entire world, much less the markets, was in turmoil. For a short time after the attacks, stocks plunged and investors turned to the relative safety of Treasury securities. Then market sentiment quickly turned, and anticipating an economic recovery, many investors left bonds and returned to stocks, driving equity prices sharply higher for several months.

After a relatively quiet winter and early spring, investors--alarmed by disappointing corporate earnings, questions about accounting standards and other apparent, corporate misconduct, and the prospect of a new war with Iraq--fled stocks once more. As is often the case, uncertainty was not a constructive emotion in the stock market. We understand the frustration many investors, including our Shareholders, articulated, though we believe the sell-off in stocks was overdone, and has resulted in a number of attractive opportunities for our equity fund management teams.

Looking within our own organization, we note that the year just ended produced significant changes at the BB&T Funds:

.. Assets under management surpassed $4 billion ($4.2 billion as of 9/30/02), a product, we believe, was a result of our disciplined, sensible investing approach.

.. In April, BB&T's Growth Equity Portfolio Management Team assumed day-to-day responsibility for the BB&T Small Company Growth Fund, adopting a new strategic approach that has since enabled the Fund to outperform its primary benchmark. (For performance details, see the Fund's individual report, which follows.)

..  Keith Karlawish, formerly director of the Fixed Income Management Team, was named president and chief investment
  officer of BB&T Asset
  Management, Inc., and will oversee management of the BB&T Funds.

.. This October, just after the end of our reporting period, the BB&T Funds marked their 10th anniversary. Success over the last decade, along with a steadfast commitment from our parent organization, the BB&T Corporation, has enabled us to offer shareholders a broad, growing range of diversified investment options.

Indeed, it has been an eventful year. However, successful investing entails executing on a disciplined process and making prudent decisions about the future. Our cautious, but positive outlook for the next six to 12 months is based on the following assessment.

The economic recovery should continue, steadily if not spectacularly. We do not believe that a significant likelihood exists of a "double dip" recession. Since January 2001, the Federal Reserve (the "Fed") has lowered short-term interest rates 12 times, taking key benchmarks down to 40-year lows. This easing bias, combined with fiscal stimulus, solid productivity gains and the fact that inflation is virtually non-existent, should enable the U.S. economy to rebound from last year's recession. At the same time, we acknowledge that business profitability continues to be challenged by a lack of pricing power and overcapacity.

The fixed-income market could be volatile. Interest-rate cuts are generally good for bonds, though we remain defensive about interest rates in the future. With long rates falling, the yield curve has flattened and we believe will not steepen until signs of a stronger recovery emerge. Among bond-market sectors, corporate securities appear to offer good value.

The economic recovery should lead to higher stock prices. Although it appears that the stock market will post a loss for the third consecutive calendar year, and investors continue to be risk averse, a rebound in the economy should accelerate corporate earnings; year-over-year comparisons should be increasingly positive for the fourth quarter of 2002. We have positioned our equity portfolios to take advantage of an economic expansion and a weaker, but not collapsing, dollar.

As always, we encourage you to contact us if you have any questions about your accounts or the BB&T Funds in general. At any time, feel free to call us at 1-800-453-7348.

Sincerely,

/s/ Walter B. Grimm


Walter B. Grimm
President
BB&T Funds

/s/ Keith F. Karlawish

Keith F. Karlawish
President and Chief Investment Officer
BB&T Asset Management, LLC

   This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. The BB&T Funds are distributed by BISYS Fund Services. The BB&T Funds are NOT FDIC INSURED and are not deposits or obligations or, guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. Investment products involve investment risk, including the possible loss of principal.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

  BB&T INTERNATIONAL EQUITY FUND+

PORTFOLIO MANAGERS                                                              [GRAPHIC]

Kenneth Anderson and Will Low              PORTFOLIO MANAGERS' PERSPECTIVE
BlackRock International, Ltd.              "Over the last several years, the U.S. economy has represented a disproportionate amount of world economic growth; as a
The BB&T International Equity Fund is      result, there has been an unusual degree of correlation between
co-managed by Mr. Anderson and Mr. Low,    the U.S. and foreign stock markets. Over the next three to five
each a director and international equity   years, however, we believe the global economy will not be
portfolio manager for BlackRock            dominated as profoundly by growth in the U.S. The rest of the
International, Ltd., subadvisor to the     world is likely to begin consuming more of its own savings--
Fund. Mr. Anderson earned BA and Mphil     particularly in countries such as Japan, and Asia overall.
degrees in economics at Strathclyde and    With these dynamics in place, we believe a strong case can be
Cambridge Universities, and has 15 years   made for owning the stocks of foreign companies that will
of experience as a portfolio manager and   lead such an economic recovery abroad."
equity analyst. Mr. Low received a B.Sc.
degree, with honors, from the University
of Edinburgh and has managed funds and
trusts since 1990.

================================================================================

For the 12 months ended September 30, 2002, the Fund produced a total return of -14.85% (Trust Shares), compared to -15.53% for its benchmark Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI EAFE Index").

Global markets generally followed the lead of U.S. stocks, both higher and lower

During the first six months of our reporting period, which followed the events of September 11, the world's central banks aggressively cut interest rates and dramatically increased global liquidity. Much of this available money was invested in financial assets, and stock markets throughout the world rebounded. Most international markets, excluding Japan--where the banking system continued to suffer from massive loan-performance problems--followed the lead of the U.S. market and rose sharply. The Fund was underweight in Japan, a stance that helped our relative performance.

However, the mood of investors changed dramatically in the second half of the period, especially during the last fiscal quarter. For one thing, the prospect of an American war with Iraq affected the risk premium associated with equities. Though the problems we have seen with the global economy were pretty much entrenched before the potential conflict with Iraq came to the fore, the war rumors we have been hearing certainly has resulted in a spike in oil prices.

Consequently, in the latter half of the period, higher energy costs added another nail to the coffin of corporate earnings, which already were under significant pressure. Continued high competition and excess capacity in many industries compromised corporate earnings throughout the world. Additional input costs, such as those associated with energy, are difficult for companies to pass on to consumers, and take a further bite out of earnings.

For much of the period, especially during the last six months, we took a relatively defensive position with the portfolio, which helped the Fund outperform our primary benchmark, the MSCI EAFE Index. We underweight certain vulnerable industries, such as telecommunications and technology. We also concentrated the portfolio on companies with strong management; dominant franchises and sustained pricing power.

As of September 30, 2002, approximately 50% of the Fund's holdings was invested in Continental Europe, 21% in Japan, 26% in the United Kingdom, 5% in the world's emerging markets, 3% in other Pacific Basin countries, and 2% in cash and cash equivalents./1/

The Fund's top five equity holdings were BP Plc (4.72% of the Fund's net assets), Roche Holding AG (3.67%), Reed Elsevier N.V. (3.42%), Total Fina ELF S.A. (3.04%) and Carrefour Supermarche (3.03%)./1/

Some oversold markets offer buying opportunities

Heading into our new fiscal year, we do not see a major catalyst for a significant pickup in global economic growth, nor are we particularly overweight in any one geographic region. However, we do believe Continental Europe offers some attractive opportunities; forced selling in Europe has made some companies' valuations more appealing. Overall, we can foresee the Fund shifting into a more aggressive stance in the months to come, as stocks move into oversold territory.

   +International investing involves increased risk and volatility. /1/The composition of the Fund's holdings is subject to change.

                                                 BB&T INTERNATIONAL EQUITY FUND

                                    [CHART]

Value of a $10,000 Investment

         BB&T International
            Equity Fund         BB&T International
         (Class A Shares)*   Equity Fund (Trust Shares)  MSCI EAFE Index
         ------------------  --------------------------  ---------------
1/2/97        $ 9,425                 $10,000                $10,000
9/30/97        10,636                  11,335                 11,042
9/30/98         9,614                  10,264                 10,122
9/30/99        12,338                  13,209                 13,255
9/30/00        12,924                  13,864                 13,676
9/30/01         9,238                   9,937                  9,774
9/30/02         7,846                   8,461                  8,256

Average Annual Total Return
------------------------------------------------------------------------------
As of
September 30, 2002       Inception Date   1 Year   5 Year   Since Inception
------------------------------------------------------------------------------
Class A Shares*              1/2/97      -19.92%   -7.02%       -4.14%
------------------------------------------------------------------------------
Class B Shares*              1/2/97      -18.95%   -6.74%       -3.94%
------------------------------------------------------------------------------
Class C Shares*              2/1/01/2/   -15.69%   -6.60%       -3.82%
------------------------------------------------------------------------------
Trust Shares                 1/2/97      -14.85%   -5.68%       -2.87%
------------------------------------------------------------------------------
  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC)
    maximum 5.00%.
*** Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains.
 /2/Class C Shares were not in existence before 2/1/01. Performance for periods prior to that is based on the historical performance of the Class B Shares and has been adjusted for the maximum CDSC applicable to Class C Shares.
   The Fund is measured against the Morgan Stanley Capital International Europe
   (MSCI), Australasia and Far East (EAFE) Index, which is unmanaged and is generally representative of the performance of stock markets in that region. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T SMALL COMPANY GROWTH FUND+

================================================================================

PORTFOLIO MANAGER                                                                      [GRAPHIC]

The Growth Equity Portfolio Management     PORTFOLIO MANAGERS' PERSPECTIVE
Team                                       "Small companies are vastly different, in many ways, from larger corporations, and successfully investing in the small-cap sector--which we define as companies
The BB&T Small Company Growth Fund is      having market capitalizations under $2 billion--requires special care and
managed by James L. Luke, CFA, Cary        discipline. With small stocks, for example, the risk we confront is more
Nordan, CFA, Deniz Solakoglu, Brandon      company-specific than market-related; these stocks tend to move more on news
Carl, Charles Ryan and David Nolan. The    about their individual company or on industry dynamics than do larger stocks.
team brings to the Fund more than six      There also is less efficiency in the pricing of small-company stocks. All these
decades of investment management           factors make small-company stocks more risky, yet they are laden with enormous
experience, along with a broad range of    opportunities for long-term growth and stock-price appreciation. Investors
growth-stock investing.                    should never forget that from small companies with promising ideas, come large companies with dominant market positions."



For the 12 months ended September 30, 2002, the Fund produced a total return of -22.43% (Trust Shares), compared to -18.16% for its benchmark the Russell 2000 Growth Index. As of April 1, 2002, the BB&T Growth Equity Portfolio Management Team assumed management of the Fund.


Portfolio changes helped us outperform our primary benchmark over the last six months

During the first half of the period, the Fund trailed its primary benchmark, the Russell 2000 Growth Index. However, beginning in April, we changed operating strategies in two noteworthy ways. First, we significantly reduced the number of holdings in the Fund. Second, we repositioned the portfolio's sector weightings to more closely reflect those of our benchmark.

Since we instituted these changes, the Fund has outperformed the Russell 2000 Growth Index. The Fund posted a total return of -27.50% (Trust Shares) from April 1, 2002 to September 30, 2002, compared to a -33.84% return for the Russell 2000 Growth Index. Because our holdings as a group more closely represent the Index's composition, this outperformance is primarily due to selective, and relatively successful, stockpicking.

We remain underweighted in technology and financial stocks. In technology, we just have not been able to find many companies with the type of earnings growth we demand. Among financials, we had a good run in regional and community banks during the period. Recently, however, earnings concerns led us to trim back our holdings in that sector.

On the other hand, our biggest overweightings are in consumer staples, industrial, energy and health care. We have been focusing on companies with earnings visibility and attractive valuations, and we have been finding such opportunities in these four sectors.

As of September 30, 2002, the top five equity holdings in the Fund were Landstar Systems, Inc. (2.35% of the Fund's net assets), Hilb, Rogal and Hamilton Co. (2.22%), Right Management Consultants, Inc. (2.22%), Adolph Coors Co. (2.13%) and Performance Food Group Co. (1.89%)./1/

The Fund is positioned to take advantage of a rebound in stock prices

At the beginning of a market recovery, we believe large-cap stocks will do better than small-cap stocks. However, as the market environment improves, we would expect small-caps to do quite well; historically, small companies have performed well as stocks recover from bear markets. Stocks have been sold down quite sharply and we believe there are a number of attractive opportunities available to us.
                                                                      [TO COME]

   +Small-capitalization funds typically carry additional risk, since smaller companies generally have a higher risk of failure and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.
 /1/The composition of the Fund's holdings is subject to change.

                                                 BB&T SMALL COMPANY GROWTH FUND



                                    [CHART]

Value of a $10,000 Investment


         BB&T Small Company  BB&T Small Company
            Growth Fund         Growth Fund       Russell     Russell 2000
         (Class A Shares)*     (Trust Shares)    2000 Index   Growth Index
         ------------------  ------------------  ----------   ------------
12/7/94       $ 9,425              $10,000        $10,000       $10,000
9/30/95        13,695               14,570         12,172        13,217
9/30/96        19,849               21,180         13,489        14,884
9/30/97        22,012               23,545         17,395        18,360
9/30/98        16,771               17,985         14,021        13,801
9/30/99        23,869               25,656         17,997        18,303
9/30/00        36,839               39,720         22,884        23,733
9/30/01        16,594               17,932         20,223        13,626
9/30/02        12,832               13,910         18,342        11,151


Average Annual Total Return
--------------------------------------------------------------------------------
As of September 30, 2002      Inception Date   1 Year   5 Year   Since Inception
--------------------------------------------------------------------------------
Class A Shares*                  12/7/94      -27.12%  -11.29%        3.24%
--------------------------------------------------------------------------------
Class B Shares**                 1/1/96/2/    -26.26%  -11.02%        3.36%
--------------------------------------------------------------------------------
Class C Shares***                2/1/01/3/    -23.23%  -10.38%        3.92%
--------------------------------------------------------------------------------
Trust Shares                     12/7/94      -22.43%   -9.99%        4.31%
--------------------------------------------------------------------------------

  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC)
    maximum 5.00%.
*** Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains.
 /2/Class B Shares were not in existence prior to 1/1/96. Performance for periods prior to that is based on the historical performance of the Class A Shares and has been adjusted for the Class B Shares CDSC, but does not include the Class B Shares 12b-1 fees, which, if reflected, would have lowered performance.
 /3/Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that date is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not reflect the Class C Shares 12b-1 fees, which, if reflected, performance would have been lower.
   The BB&T Small Company Growth Fund has changed its benchmark from the Russell 2000 Index to the Russell 2000 Growth Index in order to better represent the investment policies for comparison purposes. The Russell 2000 Index is generally representative of the performance of small-capitalization stocks. The Russell 2000 Growth Index is comprised of the securities in the Russell 2000 Index which have a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T MID CAP GROWTH FUND

PORTFOLIO MANAGER                                                             [GRAPHIC]

The Growth Equity Portfolio Management   PORTFOLIO MANAGERS' PERSPECTIVE
Team                                     "We believe that companies situated in the mid-capitalization sector--which we define as between $2-10 billion in market cap--can
The BB&T Mid Cap Growth Fund is managed  achieve the most striking growth rates in their respective life cycles.
by David P. Nolan, James L. Luke, CFA,   This is the 'sweet spot' for many companies, which have survived the
Charles Ryan, Cary Nordan, CFA, Deniz    challenges of their early years and are now reaching the point where
Solakoglu and Brandon Carl. The team     their businesses are expanding rapidly. They also can have an edge over
brings to the Fund more than six         larger companies, whose businesses have matured and who struggle to maintain
decades of investment management         double-digit growth rates. For these reasons, well-managed mid-cap companies
experience along with a broad range of   offer outstanding investment opportunities for our shareholders."
growth stock investing.


================================================================================



                                4 STAR OVERALL
                            MORNINGSTAR/TM/ RATING
                         for Class A and Trust Shares
                         (among 758 Large Growth funds
                            overall as of 9/30/02)+
For the 12 months ended September 30, 2002, the Fund produced a total return of -12.26% (Trust Shares), compared to a -15.50% return for its benchmark the Russell MidCap Growth Index.

The Fund recovered from a slow start and outperformed its benchmark

The first three months of our reporting period, the last calendar quarter of 2001, saw the Fund experience a transition, as we sold our large-capitalization holdings and turned our focus squarely on the mid-cap sector. Since we were a large-cap fund for part of the period and a mid-cap fund for the remainder, we would like to note that our Trust Share performance outperformed both the Russell 1000 Growth Index/2/ (large cap) which posted a -18.16% return and the Russell Midcap Growth Index with a -15.50% return for the 12-month period as a whole.

While our conservative stance led us to lag most major indices during our first fiscal quarter, we made up ground, and passed the overall market, later in the period, as uncertainty returned to equities and an investor retreat dragged stocks sharply lower. Concerns over earnings growth, or the lack of it, along with corporate malfeasance issues and the specter of a "double dip" recession, pressured stock prices. Our defensive posture, along with modest underweighting in technology--which posted terrible returns for the 12 months--helped the Fund's relative performance.

The two sectors, which benefited us the most, were consumer discretionary and health care; a number of companies in those sectors experienced positive earnings revisions throughout the year. We also did well with education stocks; many stocks in that sub-sector (part of the industrial sector) were huge winners during the last year.

As of September 30, 2002, the top five equity holdings in the Fund were Career Education Corp. (2.7% of the Fund's net assets), Electronic Arts, Inc. (2.6%), PetsMart, Inc. (2.5%), Bear Stearns Companies, Inc. (2.3%) and Gilead Sciences, Inc. (2.2%)./1/

Industrial capital spending could sustain an economic recovery

We still believe that corporate earnings can recover in the fourth calendar quarter of 2002. We are also not anticipating that the economy will fall back into recession. Therefore, we believe the end of calendar year 2002 could be quite productive. Moving into 2003, however, the outlook is a bit murkier. If the economy continues to improve, interest rates could track back up, which could slow down the number of mortgage refinancing--refis have put a considerable amount of money into the consumer's pocket in recent months--and dampen consumer spending. We hope that a stronger economy will encourage companies to increase their capital expenditures and offset a reduction in consumer activity.




 /1/The composition of the Fund's holdings is subject to change.
 /2/Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 securities with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                       BB&T MID CAP GROWTH FUND

                                    [CHART]

Value of a $10,000 Investment

12/30/93, Commencement of operations of Class A

           BB&T Mid Cap                          BB&T Mid Cap
           Growth Fund       Russell MidCap      Growth Fund      S&P 500
         (Class A Shares)*    Growth Index      (Trust Shares)     Index
         -----------------    ------------    -----------------    -----
12/1/93       $9,429            $10,000            $10,000        $10,000
9/30/94        9,163             10,363              9,757         10,256
9/30/95       12,102             13,969             12,295         13,307
9/30/96       13,694             16,626             14,661         16,013
9/30/97       17,714             22,661             19,020         22,489
9/30/98       18,673             25,178             20,096         24,524
9/30/99       25,816             33,954             27,847         31,342
9/30/00       36,102             41,908             39,047         35,506
9/30/01       20,000             22,782             21,689         26,051
9/30/02       16,970             17,654             19,030         20,718

Average Annual Total Return
--------------------------------------------------------------------------------
As of September 30, 2002   Inception Date   1 Year   5 Year   Since Inception
--------------------------------------------------------------------------------
Class A Shares*              12/30/93/2/   -17.59%   -1.45%        6.23%
--------------------------------------------------------------------------------
Class B Shares**              7/25/01/2/   -16.47%   -0.54%        6.85%
--------------------------------------------------------------------------------
Class C Shares***             7/25/01/2/   -13.20%   -0.45%        6.85%
--------------------------------------------------------------------------------
Trust Shares                 12/1/93/2/    -12.26%    0.01%        7.56%
--------------------------------------------------------------------------------
  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC)
    maximum 5.00%.
*** Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains.
 /2/Fund performance as shown for Class A and Trust Shares includes the performance of the OVB Capital Appreciation Portfolio for the periods prior to its consolidation with the BB&T Mid Cap Growth Fund on 7/23/01. The performance shown reflects reinvestment of all dividend and capital gains distributions. The Class B and C Shares were not in existence prior to 7/25/01. Performance for periods prior to 7/25/01 is based on the historical performance of the Class A Shares and has been adjusted for the maximum CDSC applicable to Class B and C Shares, respectively, but such performance does not reflect Class B and C Shares' 12b-1 fees and expenses. With those adjustments, performance would be lower.
   The BB&T Mid Cap Growth Fund has changed its benchmark from the S&P 500 Index to the Russell MidCap Growth Index in order to better represent the investment policies for comparison purposes. The Russell MidCap Growth Index measures the performance of those securities in the Russell 1000 Index with higher price-to-book ratios and lower forecasted growth values. The S&P 500 Index is generally considered to be representative of the U.S. stock market as a whole. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   +For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. The Overall rating for the fund was derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating(TM) metrics. Each fund was rated exclusively against U.S.-domiciled Large Growth funds. For the three- and five year periods ended September 30, 2002 the Fund's Class A and Trust Shares received 4 stars. It was rated among 758 and 495 Large Growth funds for the three- and five year periods, but was not rated for the ten year period.
   A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total returns for the period would have been lower.
   Past performance is not predictive of future results. Investment return and principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T LARGE COMPANY GROWTH FUND


Portfolio Managers
                                                                                    [GRAPHIC]
The Growth Equity Portfolio Management
Team                                     PORTFOLIO MANAGERS' PERSPECTIVE
                                         "We use quantitative screening to target the most attractive stocks among large,
The BB&T Large Company Growth Fund is    established growth companies in the market's fastest-growing sectors. Our
managed by James L. Luke, CFA, Charles   multi-factor scoring model evaluates and ranks several thousand companies with
Ryan, David Nolan, Cary Nordan, CFA,     market capitalizations greater than $5 billion. We then take a closer look at
Deniz Solakoglu and Brandon Carl. The    the companies in the top third of our rankings, clarifying data and identity
team brings to the Fund more than six    how a particular stock could enhance our portfolio, which normally is comprised
decades of investment management         of 65-75 issues. All the while, we are careful not to overpay for any particular experience, along with a broad range of  stock. The price we are willing to pay for growth is based on our evaluation of
growth-stock investing.                  whether a stock's growth potential will be delivered."

================================================================================

For the 12 months ended September 30, 2002, the Fund produced a total return of -18.96% (Trust Shares), compared to a -22.51% for its benchmark the Russell 1000 Growth Index.

Early gains were erased by sharp market decline

The overall market rebounded smartly in the first six months of our reporting period. Continued easing by the Fed and a fiscal stimulus package introduced by the federal government, supported investors' beliefs that the economy would soon stage a strong recovery. Based on this positive sentiment, stock prices rose sharply into early spring, and the Fund's performance followed suit.

Unfortunately, a fresh wave of earnings disappointments, among other developments, concerned equity investors, who once again retreated from stocks. Traditionally stable sectors such as utilities were punished. In the wave of broad, even indiscriminate, selling that followed, the Fund was not immune from price pressures.

Nevertheless, for the period as a whole, the Fund outperformed its primary benchmarks, by a comfortable margin. In keeping with our investment philosophy we paid careful attention to earnings visibility and what we would have to pay for those earnings (valuation). This defensive posture served us well.

As of September 30, 2002, the top five equity holdings in the Fund were General Electric Co. (3.15% of the Fund's net assets), Johnson & Johnson (3.09%), Microsoft Corp. (2.91%), Lowe's Companies, Inc. (2.76%) and Forest Laboratories, Inc. (2.73%)./1/

Ready to ride a rebound

Looking ahead, we believe stock prices should begin to stabilize, and we feel the Fund could benefit, especially in the first months of a rebound. In the early stages of a market recovery, it is typical for large-cap stocks, especially those in the growth sector, to lead the market. With this outlook, we are focusing on companies we believe will continue to deliver strong earnings growth at attractive prices. We will continue to stay as fully invested as possible, and follow our investment strategies religiously.


 /1/The composition of the Fund's holdings is subject to change.

                                                 BB&T LARGE COMPANY GROWTH FUND

                                    [CHART]

Value of a $10,000 Investment

         BB&T Large Company  BB&T Large Company
            Growth Fund         Growth Fund       Russell 1000   S&P 500
         (Class A Shares)*     (Trust Shares)     Growth Index    Index
         ------------------  ------------------   ------------    -----
10/3/97       $ 9,425             $10,000            $10,000     $10,000
9/30/98         9,186               9,767             11,111      10,905
9/30/99        12,027              12,810             14,983      13,937
9/30/00        15,645              16,720             18,493      15,788
9/30/01         9,331               9,993             10,053      11,584
9/30/02         7,547               8,098              7,790       9,213

Average Annual Total Return
-------------------------------------------------------------------------------
As of September 30, 2002   Inception Date   1 Year   Since Inception
-------------------------------------------------------------------------------
Class A Shares*               10/3/97      -23.79%       -5.48%
-------------------------------------------------------------------------------
Class B Shares**              10/3/97      -23.01%       -5.36%
-------------------------------------------------------------------------------
Class C Shares***             2/1/01/2/    -19.77%       -5.02%
-------------------------------------------------------------------------------
Trust Shares                  10/3/97      -18.96%       -4.14%
-------------------------------------------------------------------------------
  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC)
    maximum 5.00%.
*** Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains.
 /2/Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class B Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares.
   The BB&T Large Company Growth Fund has changed its benchmark from the S&P 500 Index to the Russell 1000 Growth Index in order to better represent the investment policies for comparison purposes. The Russell 1000 Growth Index, is comprised of 1000 of the largest capitalized U.S. domiciled companies with higher price-to-book ratios and higher forecasted growth values whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The S&P 500 Index is generally considered representative of the U.S. stock market as a whole. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total returns for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T LARGE COMPANY VALUE FUND

PORTFOLIO MANAGERS                                                              [GRAPHIC]

The Value Equity Portfolio Management    PORTFOLIO MANAGERS' PERSPECTIVE
Team                                     "We use a simple, but disciplined, process that relies on both quantitative and qualitative techniques. We screen roughly
The BB&T Large Company Value Fund is     2,000 large, financially strong companies to find about 100 managed by Richard B. Jones, CFA, David  top-quality names that meet our value criteria; from this list,
Ellis, Buel S. Sears, CFA and Eric       we normally own about 70 stocks, each of which plays a
Farls, CFA. Together, the team brings    distinct role in enabling us to build a diversified portfolio.
to the Fund more than six decades of     We are long-term investors, approaching each purchase with investment management experience, along  the intent to own it for three to five years, if all goes well.
with a broad range of equity management  Consequently, the Fund's turnover rate is low, 10-30%, which
skills.                                  makes the Fund very efficient for taxable accounts."

================================================================================

For the 12 months ended September 30, 2002, the Fund produced a total return of -20.33% (Trust) Shares, compared to a -16.95% for its benchmark the Russell 1000 Value Index.

Large-company value stocks could not buck the market's sharp decline

During the first six months of the period, the stock market in general, including the type of value stocks we favor, rallied strongly, spurred by the Fed's monetary stimulus and a consensus that the economy was emerging from a recession. Such a recovery, many investors reasoned, would spark a rebound in corporate profits; this anticipation of future earnings growth drove stock prices higher.

However, starting in mid-March, investor sentiment soured for a number of reasons, particularly disappointing earnings reports and the well-publicized "corporate malfeasance" that led many investors to flee equities for the relative safety of fixed-income securities, especially government bonds. The realization that a widespread, and potentially costly, war with Iraq pushed energy costs higher and also dragged stock prices lower.

Overall, much of the last 12 months was a difficult time for investors. However, guided by our long-term philosophy and our commitment to adhering to our investment strategy, we did what we always do: buy the stocks of high-quality companies available at reasonable prices. We also emphasized companies that would benefit significantly from an economic recovery. As the market declined in the period's last quarter, we continued to find new and attractive opportunities in sectors that were, in our view, oversold.

As of September 30, 2002, the top five equity holdings in the Fund were Emerson Electric Co. (2.69% of the Fund's net assets), Merck & Company, Inc. (2.61%), Gannett Company, Inc. (2.50%), Kimberly-Clark Corp. (2.44%) and Conocophillips (2.42%)./1/

A number of positive factors bode well for the economy, and for stocks

The economy may have hit an air pocket in recent months, however, we still believe it is moving forward. We see a number of positive factors: inflation remains benign, interest rates are near 40-year lows, the Fed is still vigilant, mortgage refinancings are still high (which provides the consumer with liquidity) and real disposable income is still rising. Also, corporate profits, while not growing at the rate many economists expected, are still accelerating. Our strategy has not changed; we feel the portfolio is still positioned for an economic recovery, which we expect would be anticipated by the market.

 /1/The composition of the Fund's holdings is subject to change.

                                                  BB&T LARGE COMPANY VALUE FUND

                                    [CHART]

Value of a $10,000 Investment

         BB&T Large Company  BB&T Large Company
            Value Fund           Value Fund      Russell 1000   S&P 500
         (Class A Shares)*     (Trust Shares)    Value Index     Index
         ------------------  ------------------  ------------   -------
10/9/92       $ 9,425             $10,000          $10,000      $10,000
9/30/93        10,906              11,606           12,534       11,300
9/30/94        11,269              12,020           12,445       11,717
9/30/95        13,593              14,531           15,895       15,202
9/30/96        16,444              17,628           18,747       18,293
9/30/97        22,659              24,349           26,680       25,692
9/30/98        22,683              24,434           27,639       28,016
9/30/99        25,322              27,339           32,812       35,805
9/30/00        26,764              28,949           35,738       40,562
9/30/01        25,755              27,927           32,553       29,761
9/30/02        20,457              22,250           27,036       23,669

Average Annual Total Return
--------------------------------------------------------------------------------
As of September 30, 2002   Inception Date   1 Year   5 Year   Since Inception
--------------------------------------------------------------------------------
Class A Shares*               10/9/92      -25.12%   -3.18%        7.44%
--------------------------------------------------------------------------------
Class B Shares**              1/1/96/2/    -24.19%   -2.92%        7.52%
--------------------------------------------------------------------------------
Class C Shares***             2/1/01/3/    -21.10%   -2.26%        7.95%
--------------------------------------------------------------------------------
Trust Shares                  10/9/92      -20.33%   -1.79%        8.35%
--------------------------------------------------------------------------------
  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC)
    maximum 5.00%.
*** Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains. Investors cannot invest directly in an index, although they can invest in its underlying securities.
 /2/Class B Shares were not in existence prior to 1/1/96. Performance for periods prior to that is based upon the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not reflect the B Shares 12b-1 fees, which, if reflected, performance would have been lower.
 /3/Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that are based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which, if reflected, performance would have been lower.
   The Fund is measured against the Russell 1000 Value Index and the S&P 500 Index. The Russell 1000 Value Index consists of 1,000 of the largest capitalized U.S. domiciled companies. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The S&P 500 Index is generally considered to be representative of the stock market as a whole. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T MID CAP VALUE FUND

PORTFOLIO MANAGER                                                         [GRAPHIC]

The Value Equity Portfolio          PORTFOLIO MANAGERS' PERSPECTIVE
Management Team                     "We seek to provide our shareholders with three important investments benefits:
                                    current income, long-term growth of capital and a commitment to controlling
The BB&T Mid Cap Value Fund is      volatility. We diversify among economic sectors, industries and individual
managed by Buel S. Sears, CFA,      companies, with no more than 5% of the portfolio invested in any single
Richard B. Jones, CFA, David        security. We take a hard look at how companies in different industries can have
Ellis, and Eric Farls, CFA.         similar risk profiles and we build our portfolio with an awareness of these
Together the team brings to the     correlations. We also provide value to our shareholders by stressing low
Fund more than six decades of       turnover, which can both reduce costs and improve tax efficiency."
investment management experience,
along with a broad range of equity
management skills.

================================================================================



                                4 STAR OVERALL
                            MORNINGSTAR/TM/ RATING
                             for the Trust Shares
                        (among 188 Mid Cap Value funds
                            overall as of 9/30/02)+

For the 12 months ended September 30, 2002, the Fund produced a total return of -8.01% (Trust Shares), compared to -22.25% and -5.46% return for its benchmarks, the S&P 500/BARRA Value Index and the Russell MidCap Value Index, respectively.

The Fund's value approach resisted the decline of the market

Although the stock market performed reasonably well during the first six months of our reporting period, a tough environment drove stock prices sharply lower in the latter half of our fiscal year. A dark backdrop of corporate misconduct and diminishing expectations about earnings growth compromised the market. While the Fund was not immune to widespread selling pressure, selective and judicious stockpicking enabled us to significantly outperform the overall market--as measured by the S&P 500/BARRA Value Index--and preserve a measure of shareholder equity.

Amidst these difficulties, we continuously reexamined our investment strategy, process and holdings. Our commitment to buying only the stocks of companies that meet our stringent value criteria enabled us to sidestep a significant portion, though not all, of the decline of the market.

Although the Fund was broadly diversified, we were substantially weighted in such sectors as consumer staples--where we increased our exposure to supermarket stocks--energy and industrials. This last sector included defense contractors such as Northrop Grumman Corp. (2.30% of the Fund's net assets)./1/

Our top holding, Jefferson-Pilot Corp. (3.20% of the Fund's net assets) exemplifies our investment philosophy. The company has produced double-digit dividend and earnings growth over the last 10 years, offers a dividend yield in the neighborhood of 3% and is selling for a reasonable earnings multiple./1/

On the downside, electric utilities caused us the most concern during the period. We have reduced our exposure to this sector and remain underweight.

As of September 30, 2002, the top five equity holdings in the Fund were Jefferson-Pilot Corp. (3.20% of the Fund's net assets), Kerr-McGee Corp. (2.37%), Northrop Grumman Corp. (2.30%), Mercantile Bankshares Corp. (1.96%) and Compass Bancshares, Inc. (1.93%)./1/

Slow, steady growth should gradually repair the U.S. economy

Going into our new fiscal year, we expect an upturn in capital investment that should help sustain a steady, but slow, economic recovery. We believe corporate earnings will continue to grow, albeit at a slower rate than previously anticipated, and the Fed might lower rates further over the next few months. Overall, based on valuation, we see a lot more to like about this market than we did six months ago and we believe that the portfolio is well positioned to take advantage of a market recovery.


 /1/The composition of the Fund's holdings is subject to change.

                                                        BB&T MID CAP VALUE FUND

                                    [CHART]

Value of a $10,000 Investment

            BB&T Mid Cap     BB&T Mid Cap                      Russell
            Value Fund        Value Fund    S&P 500/BARRA       MidCap
         (Class A Shares)*  (Trust Shares)   Value Index     Value Index
         -----------------  --------------  -------------    -----------
 8/1/96       $ 9,425          $10,000         $10,000         $10,000
9/30/96         9,746           10,340          10,716          10,802
9/30/97        12,479           13,277          14,918          15,149
9/30/98        12,915           13,772          14,891          14,588
9/30/99        15,365           16,412          18,089          15,947
9/30/00        16,404           17,565          20,575          18,021
9/30/01        15,885           17,058          17,100          18,014
9/30/02        14,575           15,692          13,295          17,031

Average Annual Total Return
--------------------------------------------------------------------------------
As of September 30, 2002   Inception Date   1 Year   5 Year   Since Inception
--------------------------------------------------------------------------------
Class A Shares*               8/1/96/2/     -13.52%   1.94%         6.30%
--------------------------------------------------------------------------------
Class B Shares**              7/25/01/2/    -12.12%   2.78%         7.14%
--------------------------------------------------------------------------------
Class C Shares***             7/25/01/2/    -8.86%    2.91%         7.12%
--------------------------------------------------------------------------------
Trust Shares                  8/1/96/2/     -8.01%    3.40%         7.58%
--------------------------------------------------------------------------------
  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC)
    maximum 5.00%.
*** Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains.
 /2/Performance shown for Class A and Trust Shares includes the performance of the OVB Equity Income Portfolio for the periods prior to its consolidation with the BB&T Mid Cap Value Fund on 7/23/01. The performance shown reflects reinvestment of all dividend and capital gains distributions. Class B and C Shares were not in existence prior to 7/25/01. Performance for periods prior to 7/25/01 is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class B and C Shares, respectively, but such performance does not reflect Class B and C Shares' 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.
   The BB&T Mid Cap Value Fund has changed its benchmark from the S&P 500/BARRA Value Index to the Russell MidCap Value Index in order to better represent the investment policies for comparison purposes. The S&P 500/BARRA Value Index is generally considered to be representative of the performance of the stocks found in the S&P 500 Index with a lower price-to-book ratio. The Russell MidCap Value Index measures the performance of those securities in the Russell 1000 with lower price-to-book ratios and lower forecasted growth values. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   +For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. The Overall rating for the fund was derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating(TM) metrics. Each fund was rated exclusively against U.S.-domiciled Mid Cap Value funds. For the three- and five year periods ended September 30, 2002, the Fund's Trust Shares received 3 stars and 4 stars and the Class A shares received 2 stars for the three-year period and 3 stars for the five-year period. It was rated among 188 and 128 Mid Cap Value funds for the three- and five year periods, but was not rated for the ten year period.
   A portion of the Fund's fees has been voluntarily waived. If fees had not been waived, the Fund's total return for the period would have been lower. Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T BALANCED FUND

PORTFOLIO MANAGERS                                                                [GRAPHIC]

The Balanced Portfolio Management Team     PORTFOLIO MANAGERS' PERSPECTIVE
                                           "The Fund's name sums up our investment philosophy: to
The BB&T Balanced Fund is managed by       provide competitive returns, above-average yield and relatively
Richard B. Jones, CFA, David Ellis, Keith  low volatility by balancing our assets between the equity and
F. Karlawish, CFA, James L. Luke, CFA and  fixed-income asset classes. We take a blended approach to
Robert F. Millikan, CFA. Together, the     security selection. Our stock portfolio is comprised mostly of
team brings to the Fund more than eight    high-quality, large-capitalization companies that, in our
decades of investment management           opinion, represent substantial absolute or relative value,
experience, along with a broad range of    fueled by solid growth prospects. Our bond holdings also
specialized skills encompassing value      emphasize value and relative stability and serve to both
stocks, growth stocks and fixed-income     generate income and smooth out short-term fluctuations."
securities.

================================================================================

For the 12 month period ended September 30, 2002, the Fund produced a total return of -11.42% (Trust Shares), compared to a -20.47% and 8.43% total return for its benchmarks the S&P 500 Index and the Lehman Brothers Intermediate Government Bond Index, respectively.

Our balanced approach moderated volatility

The period began in a tough environment for stocks, as we were coming off the events of September 11. The market recovered in the middle of our fiscal year, then turned down again in the last fiscal quarter. We clearly positioned the Fund to take advantage of improvement in the U.S. economy, but a true economic rebound seemed to keep getting pushed out further and further as the period progressed.

Year over year, the equity portion of our portfolio experienced the same pressures (positive and negative) as the rest of the stock market. At the end of calendar year 2001, investors grew hopeful that improving economic conditions would accelerate, and stocks jumped sharply. However, beginning last spring, and carrying into the summer, investor optimism waned. Corporate earnings, in general, were disappointing, and news of questionable accounting practices and other alleged improprieties by corporate officers lent an unwelcome air of uncertainty to the market. Therefore, stock prices tumbled in the period's last quarter.

Bonds, on the other hand, performed quite well for the year as a whole. The Federal Reserve continued its easing bias, lowering short-term rates three more times during the period--for a total of 12 consecutive rate cuts--and taking key rates down to 40-year lows. (The Fed again lowered rates after the period ended.) Bond prices slumped a bit during the stock market's strong run in early 2002, but fixed-income securities significantly outperformed equities during the last six months of the period.

Again, the balanced nature of our portfolio enabled the Fund to moderate some of the wild swings that have characterized the financial markets in recent years. In the first half of the period, our equity names outperformed our fixed-income holdings. In the latter half of the year, our bonds produced positive returns, helping to offset some of the declines experienced by the stocks we owned.

As of September 30, 2002, approximately 66.7% of the portfolio's holdings was invested in stocks, 30.3% in fixed-income holdings and 3% in cash and cash equivalents. The Fund's top five equity holdings were Johnson & Johnson (1.5% of net assets), ChevronTexaco Corp. (1.1%), Merck & Company, Inc. (1.1%) Microsoft Corp. (1.1%) and Air Products & Chemicals, Inc. (1.0%)./1/

The Fund's fixed-income holdings were invested in U.S. Treasury, government agency, mortgage-backed and corporate securities. The effective duration of the fixed-income portfolio was approximately 5.9; the average credit quality was AAA./1/

Market volatility has presented us with attractive buying opportunities

We remain confident that, for the long run, it is prudent to remain invested to take advantage of improving economic conditions. In addition, with investors stepping away from stocks in a wholesale manner, good companies have been punished along with bad companies. This has created opportunities for prudent stockpickers. In the face of stock-market volatility, we have been buying the shares of companies we believe are undervalued.

 /1/The composition of the Fund's holdings is subject to change.

                                                             BB&T BALANCED FUND

                                    [CHART]

Value of a $10,000 Investment

                                                              Lehman Brothers
                                                                Intermediate
         BB&T Balanced Fund  BB&T Balanced Fund    S&P 500       Government
         (Class A Shares)*     (Trust Shares)       Index        Bond Index
         ------------------  ------------------    -------    ---------------
7/1/93        $ 9,425             $10,000          $10,000        $10,000
9/30/93         9,696              10,273           10,258         10,211
9/30/94         9,634              10,230           10,636         10,058
9/30/95        11,369              12,095           13,800         11,125
9/30/96        12,782              13,636           16,607         11,692
9/30/97        15,563              16,652           23,323         12,608
9/30/98        16,636              17,846           25,433         13,946
9/30/99        17,920              19,276           32,504         14,055
9/30/00        18,231              19,646           36,822         14,928
9/30/01        16,641              17,971           27,017         16,849
9/30/02        14,697              15,919           21,487         18,269



Average Annual Total Return
--------------------------------------------------------------------------------
As of September 30, 2002      Inception Date   1 Year   5 Year   Since Inception
--------------------------------------------------------------------------------
Class A Shares*                   7/1/93      -16.77%   -2.30%        4.25%
--------------------------------------------------------------------------------
Class B Shares**                  1/1/96/2/   -15.81%   -2.04%        4.32%
--------------------------------------------------------------------------------
Class C Shares***                 2/1/01/3/   -12.24%   -1.38%        4.78%
--------------------------------------------------------------------------------
Trust Shares                      7/1/93      -11.42%   -0.90%        5.16%
--------------------------------------------------------------------------------

  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC)
    maximum 5.00%.
*** Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains.
 /2/Class B Shares were not in existence prior to 1/1/96. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, would have lowered performance.
 /3/Class C Shares were not in existence prior to 2/1/01. Performance for any period prior to that date is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which, if reflected, performance would have been lower.
   The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T CAPITAL MANAGER FUNDS


PORTFOLIO MANAGERS                                                          [GRAPHIC]

The Capital Manager Portfolio          PORTFOLIO MANAGERS' PERSPECTIVE
Management Team                        "The great appeal, and principal benefit, of all of our Capital
                                       Manager Funds is that, by investing in underlying portfolios of
The BB&T Capital Manager Funds are     multiple BB&T Funds, they are very broadly diversified among
managed by David Ellis, Richard B.     various, distinct asset classes and sectors. This enables investors who
Jones, CFA, James L. Luke, CFA and     might be overwhelmed by the challenges of staying abreast of the
Robert F. Millikan, CFA. Together,     financial markets, to take advantage of active professional
the team brings to the Funds more      management. We constantly monitor events in stock and bond
than seven decades of investment       markets in all domestic sectors and around the world, and we
management experience, along with a    periodically rebalance each Capital Manager Fund back to
broad range of specialized skills      predetermined allocation targets. With the Capital Manager
encompassing value stocks, growth      Aggressive Growth Fund, for example, nearly all of our assets
stocks and fixed-income securities.    normally will be invested in stock funds, but the precise composition of the portfolio will be based on prevailing market conditions."

================================================================================



                                4 STAR OVERALL
                            MORNINGSTAR/TM/ RATING
          for the Capital Manager Conservative Growth (Trust Shares)
                       (among 680 Domestic Hybrid Funds
                            overall as of 9/30/02)+
Conservative Growth Fund
Moderate Growth Fund
Growth Fund
Aggressive Growth Fund*

For the 12 months ended September 30, 2002, the Conservative Growth Fund, the Moderate Growth Fund, the Growth Fund and the Aggressive Growth Fund produced a total return of -5.05%, -10.55%, -14.61% and -17.61% (Trust Shares),
respectively. The Funds' benchmarks of the S&P 500 Index and the Lehman Brothers Intermediate Government Bond Index produced a total return of -20.47% and 8.43% for the period, respectively.

In a volatile environment, our conservative funds did best

While stocks rose sharply and bonds simply treaded water in the last calendar quarter of 2001 (the first quarter of our fiscal-year reporting period), this momentum was later reversed. For the 12-month period as a whole, the stock market lost ground, while most fixed-income sectors posted solid gains.

As a result, and completely in keeping with our expectations about how the four Capital Manager Funds should perform, our more conservative funds--with higher allocations to bonds--outperformed our more aggressive portfolios. Simply put, the performance of each Capital Manager Fund was consistent with its asset-allocation weighting.

All four portfolios diversified equity holdings by investing in foreign securities, through underlying shares in the BB&T International Equity Fund.++ Foreign stocks had been a lagging asset class for a number of years, and while most global markets were down for the year, they lost slightly less ground than did the U.S. stock market. Looking forward, we feel it's prudent to continue to have appropriate representation in international stocks.

Early in the period, especially, the Funds benefited from investments in the BB&T Mid Cap Value Fund and the BB&T Mid Cap Growth Fund. The mid-cap sector traditionally performs well during stock-market recoveries, and we remain committed to exploiting opportunities in this area.

As of September 30, 2002, these were the stock/bond/cash allocations for each of the four Capital Manager Funds/ 1/:

                                     Common        Cash/Cash
                                     Stocks Bonds Equivalents
                                     ------ ----- -----------
                   Conservative
                    Growth Fund.....  43.8% 50.4%     5.8%
                   Moderate Growth
                    Fund............  65.4% 29.4%     5.2%
                   Growth Fund......  82.8% 12.9%     4.3%
                   Aggressive Growth
                    Fund............  94.3%  0.0%     5.7%

Rebalancing enables us to take advantage of market opportunities

As markets moved up and down during the past 12 months, we regularly rebalanced each Fund back to its target position, and we will continue to employ this strategy in the year ahead. Through rebalancing, the Funds are designed to use market volatility to our, and our shareholders' advantage.


   *The BB&T Capital Manager Aggressive Growth Fund was opened to investors in
    March 2001, and thus has a short performance history.
 /1/The composition of the Fund's holdings is subject to change.
   +For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating/TM/ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. The Overall rating for the fund was derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating/TM/ metrics. Each fund was rated exclusively against U.S.-domiciled Domestic Hybrid funds. For the three- and five-year periods ended September 30, 2002, the Fund's Trust Shares received 4 stars, and the Class A Shares received 3 stars for the three- and five-year periods. It was rated among 680 and 517 Domestic Hybrid funds for the three- and five-year periods, respectively, but was not rated for the ten-year period. Past performance is no guarantee of future results.
  ++International investing involves increased risk and volatility.

                                  BB&T CAPITAL MANAGER CONSERVATIVE GROWTH FUND

                                    [CHART]

Value of a $10,000 Investment

            BB&T Capital         BB&T Capital
              Manager               Manager                   Lehman Brothers
            Conservative         Conservative        S&P        Intermediate
             Growth Fund          Growth Fund        500         Government
           (Class A Shares)*     (Trust Shares)     Index         Bond Fund
           -----------------     --------------    --------    ---------------
10/2/1997      $ 9,425               $10,000        $10,000       $10,000
9/30/1998        9,763                10,395         10,905        11,061
9/30/1999       10,563                11,275         13,937        11,148
9/30/2000       11,521                12,325         15,788        11,840
9/30/2001       10,704                11,491         11,584        13,364
9/30/2002       10,149                10,911          9,213        14,491

Average Annual Total Return
--------------------------------------------------------------------------------
As of September 30, 2002         Inception Date   1 Year   Since Inception
--------------------------------------------------------------------------------
Class A Shares*                      1/29/98/2/  -10.67%        0.30%
--------------------------------------------------------------------------------
Class B Shares**                     1/29/99/3/   -9.57%        0.76%
--------------------------------------------------------------------------------
Class C Shares***                    2/1/01/4/    -5.98%        1.21%
--------------------------------------------------------------------------------
Trust Shares                         10/2/97      -5.05%        1.76%
--------------------------------------------------------------------------------
  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC)
    maximum 5.00%.
*** Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains.

 /2/Class A Shares were not in existence prior to 1/29/98. Performance for periods prior to that is based on the historical performance of the Trust Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.

 /3/Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.

 /4/Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.

   The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

   A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total returns for the period would have been lower.

   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T CAPITAL MANAGER MODERATE GROWTH FUND

                                    [CHART]

Value of a $10,000 Investment

             BB&T Capital       BB&T Capital
               Manager            Manager                      Lehman Brothers
               Moderate           Moderate                      Intermediate
             Growth Fund        Growth Fund       S&P 500        Government
           (Class A Shares)*   (Trust Shares)      Index          Bond Fund
           -----------------   --------------     -------      ---------------
10/2/1997      $9,425             $10,000         $10,000          $10,000
9/30/1998       9,484              10,068          10,905           11,061
9/30/1999      10,723              11,411          13,937           11,148
9/30/2000      11,940              12,738          15,788           11,840
9/30/2001      10,269              10,980          11,584           13,364
9/30/2002       9,164               9,822           9,213           14,491

Average Annual Total Return
-------------------------------------------------------------------------------
As of September 30, 2002        Inception Date   1 Year   Since Inception
-------------------------------------------------------------------------------
Class A Shares*                    1/29/98/2/   -15.91%        -1.73%
-------------------------------------------------------------------------------
Class B Shares*                    1/29/99/3/   -14.74%        -1.39%
-------------------------------------------------------------------------------
Class C Shares*                    2/1/01/4/    -11.40%        -0.79%
-------------------------------------------------------------------------------
Trust Shares                       10/2/97      -10.55%        -0.36%
-------------------------------------------------------------------------------
  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC)
    maximum 5.00%.
*** Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains.

 /2/Class A Shares were not in existence prior to 1/29/98. Performance for periods prior to that is based on the historical performance of the Trust Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.

 /3/Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.

  /4/Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.

   The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

   A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total returns for the period would have been lower.

   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

                                               BB&T CAPITAL MANAGER GROWTH FUND

                                    [CHART]

Value of a $10,000 Investment

               BB&T Capital           BB&T Capital Manager                        Lehman Brothers
             Manager Growth Fund          Growth Fund            S&P 500       Intermediate Government
              (Class A Shares)*         (Trust Shares)            Index             Bond Fund
             -----------------        --------------------     -----------     -----------------------
10/2/1997        $9,425                    $10,000               $10,000             $10,000
9/30/1998         9,246                      9,828                10,905              11,061
9/30/1999        10,801                     11,495                13,937              11,148
9/30/2000        12,315                     13,137                15,788              11,840
9/30/2001         9,746                     10,421                11,584              13,364
9/30/2002         8,302                      8,899                 9,213              14,491


Average Annual Total Return
--------------------------------------------------------------------------------
As of September 30, 2002      Inception Date        1 Year       Since Inception
--------------------------------------------------------------------------------
Class A Shares*                  1/29/98/2/        -19.75%           -3.66%
--------------------------------------------------------------------------------
Class B Shares**                 1/29/99/3/        -18.76%           -3.25%
--------------------------------------------------------------------------------
Class C Shares***                2/1/01/4/         -15.43%           -2.76%
--------------------------------------------------------------------------------
Trust Shares                    10/2/97            -14.61%           -2.31%
--------------------------------------------------------------------------------

  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC)
    maximum 5.00%.
*** Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains.
 /2/Class A Shares were not in existence prior to 1/29/98. Performance for periods prior to that is based on the historical performance of the Trust Shares, and has been adjusted for the maximum sales charge applicable to the Class A Shares, but does not include the Class A Shares 12b-1 fees, which, if reflected, performance would have been lower.
 /3/Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.
 /4/Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.
   The Fund is measured against the S&P 500 Index, which is generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, widely used as a broad measure of the performance of U.S. Government Bonds with maturities of less than 10 years. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities. A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total returns for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T CAPITAL MANAGER AGGRESSIVE GROWTH FUND

                                    [CHART]

Value of a $10,000 Investment

            BB&T Capital Manager      BB&T Capital Manager
           Aggressive Growth Fund    Aggressive Growth Fund
              (Class A Shares)*         (Trust Shares)       S&P 500 Index
           ----------------------    ----------------------  -------------
3/19/2001         $9,425                   $10,000              $10,000
9/30/2001          8,449                     8,978                8,459
9/30/2002          6,940                     7,396                6,727


Average Annual Total Return
-------------------------------------------------------------------------------
As of September 30, 2002        Inception Date        1 Year    Since Inception
-------------------------------------------------------------------------------
Class A Shares*                    3/19/01            -22.61%        -21.18%
-------------------------------------------------------------------------------
Class B Shares**                   3/19/01            -21.74%        -20.82%
-------------------------------------------------------------------------------
Class C Shares***                  3/19/01            -18.61%        -18.83%
-------------------------------------------------------------------------------
Trust Shares                       2/19/01            -17.61%        -17.85%
-------------------------------------------------------------------------------

  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC)
    maximum 5.00%.
*** Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains. The Fund is measured against the S&P 500 Index, an unmanaged index generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total returns for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

  BB&T NORTH CAROLINA INTERMEDIATE TAX-FREE FUND+


PORTFOLIO MANAGERS
                                              [GRAPHIC]
The Fixed Income Portfolio Management Team
                                              PORTFOLIO MANAGERS' PERSPECTIVE
The BB&T North Carolina Intermediate          "The goal of this Fund is to
Tax-Free Fund is managed by Robert F.         maximize total return while
Millikan, CFA, Kevin E. McNair, CFA, Joseph   providing high current income that
D. Jackson, CFA, W. Bishop Jordan, CFA,       is exempt from both
Christopher G. Gunster, CFA, and Jennifer L.  federal and state taxes (the
Skinner. Together, the team brings to the     latter for South Carolina
Fund four decades of investment management    residents). We are municipal bond
experience, along with a broad range of       value investors.
specialized skills encompassing a             We compare the historical
cross-section of fixed-income securities.     relationships among sectors of
                                              the municipal market--such as
                                              general obligation bonds,
                                              revenue bonds and certificate of
                                              participation bonds--and
                                              allocate greater portions of our
                                              assets to sectors that offer
                                              the best relative value. The Fund
                                              focuses on intermediate-term
                                              securities, maintaining an average
                                              duration between 3.5-8.0,
                                              which historically have offered
                                              investors the highest-possible
                                              yield for the given level of risk."

================================================================================



                                4 STAR OVERALL
                            MORNINGSTAR/TM/ RATING
                             for the Trust Shares
                (among 262 Muni Single State Intermediate funds
                           overall as of 9/30/02)++
For the 12 months ended September 30, 2002, the Fund produced a total return of 7.62% (Trust Shares), compared to 8.68% for its benchmark the Lehman Brothers 7-Year General Obligations Index.

In uncertain times, municipal bonds were a steady choice
For the 12-month period as whole, it was good to be an investor in municipal bonds, especially when comparing munis to other asset classes. Despite a stock-market rally in the middle of our reporting period, equity investors suffered through a generally dismal year. With concerns over accounting scandals and other corporate malfeasance, corporate bond investors saw the value of their securities compromised.

However, the environment for municipal debt was quite positive. With falling interest rates, low event risk and a flight to quality (investors recognized that issuers in this market are much less likely to default than corporate issuers), municipal bonds produced solid returns--on both an absolute and tax-equivalent basis--and the securities in our Fund benefited. Quite honestly, we were modestly, and pleasantly, surprised at how well the municipal market performed during the period.

Further, we protected our shareholders' capital by avoiding exposure to the airline sector--this sector suffered mightily during the period--and owning no bonds with Alternative Minimum Tax (AMT) liability.

One area of concern during the summer was the news that Moody's, an industry rating agency, had downgraded debt issued by the state of North Carolina from AAA to AA1. Fortunately, although the media treated the downgrade as a big news event, the practical impact in the credit markets was negligible; prices on North Carolina debt fell only slightly, and we are confident that the holdings in our portfolio remain creditworthy. In fact, two other rating agencies--Standard & Poor's, and Fitch--still rate the state's credit at AAA.

As of September 30, 2002, 100% of the Fund's bond holdings were debt instruments issued by government entities in the state of North Carolina. Approximately 97.9% was invested in municipal bonds, 2.1% in cash and cash equivalents. The effective duration of the portfolio was 4.69 and the average credit quality was Aa1./1/

We anticipate a stable market going forward
Although the Fed again lowered short-term rates at the beginning of November 2002, we would not be surprised to see rates start to rise later in our new fiscal year. Still, the risk for sharply higher rates is muted, which would be good news for nearly all fixed-income securities. Specific to our market, municipal bonds remain extremely attractive on a relative basis, when compared to Treasuries. We also believe that the U.S. economy will continue its slow, but steady recovery, and inflation remains well contained. Even if interest rates were to rise meaningfully, the type of intermediate bonds, we own should outperform longer-term securities.
   +The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. Regional investing may incur additional risk since investments are limited to one geographical area.
 /1/The composition of the Fund's holdings is subject to change.

                                 BB&T NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

                                    [CHART]

Value of a $10,000 Investment

                  BB&T North Carolina       BB&T North Carolina
              Intermediate Tax-Free Fund    Intermediate Tax-Free Fund    Lehman Brothers 7-Year
                  (Class A Shares)*             (Trust Shares)           General Obligations Index
              --------------------------    --------------------------   -------------------------
10/16/1992               9,699                     10,000                          10,000
 9/30/1993              10,340                     10,662                          11,108
 9/30/1994              10,202                     10,536                          11,004
 9/30/1995              10,978                     11,353                          12,181
 9/30/1996              11,265                     11,666                          12,724
 9/30/1997              11,973                     12,417                          13,751
 9/30/1998              12,767                     13,274                          14,853
 9/30/1999              12,572                     13,078                          14,936
 9/30/2000              13,206                     13,772                          15,745
 9/30/2001              14,486                     15,113                          17,271
 9/30/2002              15,566                     16,264                          18,770



Average Annual Total Return
--------------------------------------------------------------------------------
As of September 30, 2002      Inception Date   1 Year   5 Year   Since Inception
--------------------------------------------------------------------------------
Class A Shares*                  10/16/92       4.20%    4.74%        4.55%
--------------------------------------------------------------------------------
Trust Shares                     10/16/92       7.62%    5.55%        5.01%
--------------------------------------------------------------------------------


  * Reflects maximum 3.00% sales charge.


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains. The Fund is measured against the Lehman Brothers 7-Year General Obligations Index, an unmanaged index generally considered to be representative of the performance of tax-exempt municipal securities with an average maturity of seven years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   ++For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. The Overall rating for the fund was derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating(TM) metrics. Each fund was rated exclusively against U.S.-domiciled Muni Single State Intermediate funds. For the three- and five-year periods ended September 30, 2002 the Fund's trust shares received 4 stars and the Class A shares received 3 stars for the three- and five-year periods, respectively. It was rated among 262 and 238 Muni Single State Intermediate funds for the three- and five-year periods, respectively, but was not rated for the ten-year period.
   A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND+


PORTFOLIO MANAGERS                                                             [GRAPHIC]

The Fixed Income Portfolio Management    PORTFOLIO MANAGERS' PERSPECTIVE
Team                                     "The goal of this Fund is to maximize total return while
                                         providing high current income that is exempt from both
The BB&T South Carolina Intermediate     federal and state taxes (the latter for South Carolina
Tax-Free Fund is managed by Robert F.    residents). We are municipal bond value investors.
Millikan, CFA, Kevin E. McNair, CFA,     We compare the historical relationships among sectors of
Joseph D. Jackson, CFA, W. Bishop        the municipal market--such as general obligation bonds,
Jordan, CFA, Christopher G. Gunster,     revenue bonds and certificate of participation bonds--and
CFA, and Jennifer L. Skinner. Together,  allocate greater portions of our assets to sectors that offer
the team brings to the Fund four         the best relative value. The Fund focuses on intermediate-term
decades of investment management         securities, maintaining an average duration between 3.5-8.0, experience, along with a broad range of  which historically have offered investors the highest-possible
specialized skills encompassing a        yield for the given level of risk."
cross-section of fixed-income
securities.

================================================================================



                                4 STAR OVERALL
                            MORNINGSTAR/TM/ RATING
                             for the Trust Shares
                (among 262 Muni Single State Intermediate funds
                           overall as of 9/30/02)++

For the 12 months ended September 30, 2002, the Fund produced a total return of 7.94% (Trust Shares), compared to 8.68% for its benchmark the Lehman Brothers 7-Year General Obligation Index.

In uncertain times, municipal bonds were a steady choice

For the 12-month period as whole, it was good to be an investor in municipal bonds, especially when comparing munis to other asset classes. Despite a stock-market rally in the middle of our reporting period, equity investors suffered through a generally dismal year. With concerns over accounting scandals and other corporate malfeasance, corporate bond investors saw the value of their securities compromised.

However, the environment for municipal debt was quite positive. With falling interest rates, low event risk and a flight to quality (investors recognized that issuers in this market are much less likely to default than corporate issuers), municipal bonds produced solid returns--on both an absolute and tax-equivalent basis--and the securities in our Fund benefited. Quite honestly, we were modestly, and pleasantly, surprised at how well the municipal market performed during the period.

Further, we protected our shareholders' capital by avoiding exposure to the airline sector--this sector suffered mightily during the period--and owning no bonds with Alternative Minimum Tax (AMT) liability.

As of September 30, 2002, 100% of the Fund's bond holdings were debt instruments issued by government entities in the state of South Carolina. Approximately 98.0% was invested in municipal bonds and 2.0% invested in cash and cash equivalents. The effective duration of the portfolio was 4.69 and the average credit quality was Aa1./1/

We anticipate a stable market going forward

Although the Fed again lowered short-term rates at the beginning of November 2002, we would not be surprised to see rates start to rise later in our new fiscal year. Still, the risk for sharply higher rates is muted, which would be good news for nearly all fixed-income securities. Specific to our market, municipal bonds remain extremely attractive on a relative basis, when compared to Treasuries. We also believe that the U.S. economy will continue its slow, but steady recovery, and inflation remains well contained. Even if interest rates were to rise meaningfully, the type of intermediate bonds we own should outperform longer-term securities.


   +The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. Regional investing may incur additional risk since investments are limited to one geographical area.
 /1/The composition of the Fund's holdings is subject to change.

                                 BB&T SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND

                                     [CHART]

Value of a $10,000 Investment

                    BB&T South Carolina            BB&T South Carolina        Lehman Brothers
                 Intermediate Tax-Free Fund     Intermediate Tax-Free Fund     7-Year General
                     (Class A Shares)*              (Trust Shares)            Obligations Index
                 --------------------------     --------------------------    -----------------
10/20/1997               $9,699                       $10,000                      $10,000
 9/30/1998               10,466                        10,802                       10,801
 9/30/1999               10,247                        10,588                       10,861
 9/30/2000               10,770                        11,146                       11,450
 9/30/2001               11,812                        12,234                       12,560
 9/30/2002               12,719                        13,205                       13,650


Average Annual Total Return
--------------------------------------------------------------------------------
As of September 30, 2002      Inception Date       1 Year        Since Inception
--------------------------------------------------------------------------------
Class A Shares*                  10/20/97           4.48%             4.98%
--------------------------------------------------------------------------------
Trust Shares                     10/20/97           7.94%             5.78%
--------------------------------------------------------------------------------

  * Reflects maximum 5.75% sales charge.



   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains. The Fund is measured against the Lehman Brothers 7-Year General Obligations Index, an unmanaged index generally considered to be representative of the performance of tax-exempt municipal securities with an average maturity of seven years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
  ++For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. The Overall rating for the fund was derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating(TM) metrics. Each fund was rated exclusively against U.S.-domiciled Muni Single State Intermediate funds. For the three-year period ended September 30, 2002 the Fund received 4 stars. It was rated among 262 Muni Single State Intermediate funds for the three-year period but was not rated for the five- and ten-year periods.
   A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T VIRGINIA INTERMEDIATE TAX-FREE FUND+


PORTFOLIO MANAGERS                                                               [GRAPHIC]

The Fixed Income Portfolio Management Team  PORTFOLIO MANAGERS' PERSPECTIVE
                                            "The goal of this Fund is to maximize total return while
The BB&T Virginia Intermediate Tax-Free     providing high current income that is exempt from both
Fund is managed by Robert F. Millikan,      federal and state taxes (the latter for Virginia residents).
CFA, Kevin E. McNair, CFA, Joseph D.        We are municipal bond value investors. We compare the
Jackson, CFA, W. Bishop Jordan, CFA,        historical relationships among sectors of the municipal
Christopher G. Gunster, CFA and Jennifer    market--such as general obligation bonds, revenue bonds
L. Skinner. Together, the team brings to    and certificate of participation bonds--and allocate greater
the Fund four decades of investment         portions of our assets to sectors that offer the best relative
management experience, along with a broad   value. The Fund focuses on intermediate-term securities,
range of specialized skills encompassing a  maintaining an average duration between 3.5-8.0, which
cross-section of fixed-income securities.   historically have offered investors the highest-possible yield for the given level of risk."

================================================================================


                                4 STAR OVERALL
                            MORNINGSTAR/TM/ RATING
                             for the Trust Shares
                (among 262 Muni Single State Intermediate funds
                          overall as of 9/30/02)++/ /

For the 12 months ended September 30, 2002, the Fund produced a 7.48% total return (Trust Shares), compared to 8.68% for its benchmark the Lehman Brothers 7-Year General Obligations Index.

In uncertain times, municipal bonds were a steady choice

For the 12-month period as whole, it was good to be an investor in municipal bonds, especially when comparing munis to other asset classes. Despite a stock-market rally in the middle of our reporting period, equity investors suffered through a generally dismal year. With concerns over accounting scandals and other corporate malfeasance, corporate bond investors saw the value of their securities compromised.

However, the environment for municipal debt was quite positive. With falling interest rates, low event risk and a flight to quality (investors recognized that issuers in this market are much less likely to default than corporate issuers), municipal bonds produced solid returns--on both an absolute and tax-equivalent basis--and the securities in our Fund benefited. Quite honestly, we were modestly, and pleasantly, surprised at how well the municipal market performed during the period.

Further, we protected our shareholders' capital by avoiding exposure to the airline sector--this sector suffered mightily during the period--and owning no bonds with Alternative Minimum Tax (AMT) liability.

As of September 30, 2002, 92.9% of the Fund's bond holdings were debt instruments issued by government entities in the state of Virginia. Approximately 96.8% was invested in municipal bonds and 3.2% invested in cash and cash equivalents. The effective duration of the portfolio was 4.7 and the average credit quality was Aa1./1/

We anticipate a stable market going forward

Although the Fed again lowered short-term rates at the beginning of November 2002, we would not be surprised to see rates start to rise later in our new fiscal year. Still, the risk for sharply higher rates is muted, which would be good news for nearly all fixed-income securities. Specific to our market, municipal bonds remain extremely attractive on a relative basis, when compared to Treasuries. We also believe that the U.S. economy will continue its slow, but steady recovery, and inflation remains well contained. Even if interest rates were to rise meaningfully, the type of intermediate bonds, we own should outperform longer-term securities.


   +The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. Regional investing may incur additional risk since investments are limited to one geographical area.
 /1/The composition of the Fund's holdings is subject to change.

                                       BB&T VIRGINIA INTERMEDIATE TAX-FREE FUND

                                    [CHART]

Value of a $10,000 Investment


                     BB&T Virginia                  BB&T Virginia             Lehman Brothers
               Intermediate Tax-Free Fund     Intermediate Tax-Free Fund      7-Year General
                    (Class A Shares)*              (Trust Shares)           Obligations Index
               --------------------------     --------------------------    -----------------
5/17/1999                $9,698                       $10,000                    $10,000
9/30/1999                 9,634                         9,823                     10,056
9/30/2000                10,137                        10,349                     10,601
9/30/2001                11,108                        11,355                     11,628
9/30/2002                11,925                        12,204                     12,638


Average Annual Total Return
--------------------------------------------------------------------------------
As of September 30, 2002      Inception Date        1 Year       Since Inception
--------------------------------------------------------------------------------
Class A Shares*                  5/17/99             4.12%            5.36%
--------------------------------------------------------------------------------
Trust Shares                     5/17/99             7.48%            6.08%
--------------------------------------------------------------------------------

  * Reflects maximum 3.00% sales charge.


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains. The Fund is measured against the Lehman Brothers 7-Year General Obligations Index, an unmanaged index generally considered to be representative of the performance of tax-exempt municipal securities with an average maturity of seven years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
  ++For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating/TM/ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. The Overall rating for the fund was derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating/TM/ metrics. Each fund was rated exclusively against U.S.-domiciled Muni Single State Intermediate funds. For the three-year period ended September 30, 2002 the Fund received 4 stars. It was rated among 262 Muni Single State Intermediate funds for the three-year period but was not rated for the five- and ten-year periods.
   A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T WEST VIRGINIA INTERMEDIATE TAX-FREE FUND+


PORTFOLIO MANAGERS                                                              [GRAPHIC]

The Fixed Income Portfolio Management Team PORTFOLIO MANAGERS' PERSPECTIVE
                                           "The West Virginia municipal securities market is unique,
The BB&T West Virginia Intermediate        primarily due to two fundamental factors: the limited supply
Tax-Free Fund is managed by Robert F.      of high-quality securities that are issued each year in the
Millikan, CFA, Kevin E. McNair, CFA,       state, and high demand from relatively large pockets of
Joseph D. Jackson, CFA, W. Bishop Jordan,  affluent investors who have prospered from the growth of
CFA, Christopher G. Gunster, CFA, and      West Virginia's natural resources industries. Because of these
Jennifer L. Skinner. Together, the team    factors, and the expressed goals of our shareholders, we
brings to the Fund four decades of         manage the portfolio more for high current income than for
investment management experience, along    total return. Normally, at least 80% of Fund assets are
with a broad range of specialized skills   invested in West Virginia municipal bonds, and 80% is invested
encompassing a cross-section of            in municipal bonds exempt from the alternative minimum tax."
fixed-income securities.

================================================================================



                                4 STAR OVERALL
                            MORNINGSTAR/TM/ RATING
                       for the Class A and Trust Shares
      (among 551 Muni Single State Long funds overall as of 9/30/02)++/ /

For the 12 months ended September 30, 2002, the Fund produced a total return of 7.78% (Trust Shares), compared to a 8.68% return for its benchmark the Lehman Brothers 7-Year General Obligations Index.

In uncertain times, municipal bonds were a steady choice

For the 12-month period as whole, it was good to be an investor in municipal bonds, especially when comparing munis to other asset classes. Despite a stock-market rally in the middle of our reporting period, equity investors suffered through a generally dismal year. With concerns over accounting scandals and other corporate malfeasance, corporate bond investors saw the value of their securities compromised.

However, the environment for municipal debt was quite positive. With falling interest rates, low event risk and a flight to quality (investors recognized that issuers in this market are much less likely to default than corporate issuers), municipal bonds produced solid returns--on both an absolute and tax-equivalent basis--and the securities in our Fund benefited. Quite honestly, we were modestly, and pleasantly, surprised at how well the municipal market performed during the period.

Further, we protected our shareholders' capital by avoiding exposure to the airline sector--this sector suffered mightily during the period--and owning no bonds with Alternative Minimum Tax (AMT) liability.

As of September 30, 2002, 100% of the Fund's bond holdings were debt instruments issued by government entities in the state of West Virginia. Approximately 95.2% was invested in municipal bonds and 4.8% in invested in cash and cash equivalents. The effective duration of the portfolio was 4.76 and the average credit quality was Aaa./1/

We anticipate a stable market going forward

Although the Fed again lowered short-term rates at the beginning of November 2002, we would not be surprised to see rates start to rise later in our new fiscal year. Still, the risk for sharply higher rates is muted, which would be good news for nearly all fixed-income securities. Specific to our market, municipal bonds remain extremely attractive on a relative basis, when compared to Treasuries. We also believe that the U.S. economy will continue its slow, but steady recovery, and inflation remains well contained. Even if interest rates were to rise meaningfully, the type of intermediate bonds, we own should outperform longer-term securities.
   +The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. Regional investing may incur additional risk since investments are limited to one geographical area.
 /1/The composition of the Fund's holdings is subject to change.

                                  BB&T WEST VIRGINIA INTERMEDIATE TAX-FREE FUND


                                    [CHART]

Value of a $10,000 Investment

                 BB&T West Virginia         BB&T West Virginia         Lehman Brothers
            Intermediate Tax-Free Fund   Intermediate Tax-Free Fund     7-Year General
                  (Class A Shares)*           (Trust Shares)          Obligations Index
            --------------------------   --------------------------   -----------------
 12/1/1993                                       10,000                      10,000
12/17/1993             9,700
 9/30/1994             9,375                      9,766                       9,906
 9/30/1995            10,241                     10,700                      10,966
 9/30/1996            10,791                     11,316                      11,455
 9/30/1997            11,701                     12,290                      12,379
 9/30/1998            12,585                     13,266                      13,371
 9/30/1999            12,351                     13,040                      13,446
 9/30/2000            12,953                     13,724                      14,174
 9/30/2001            14,095                     15,081                      15,548
 9/30/2002            15,168                     16,255                      16,898


Average Annual Total Return
--------------------------------------------------------------------------------
As of September 30, 2002      Inception Date   1 Year   5 Year   Since Inception
--------------------------------------------------------------------------------
Class A Shares*                  12/17/93/2/    4.38%    4.70%        4.86%
--------------------------------------------------------------------------------
Trust Shares                      12/1/93/2/    7.78%    5.75%        5.66%
--------------------------------------------------------------------------------

  * Reflects maximum 3.00% sales charge.


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains.
 /2/Fund performance as shown for Class A and Trust Shares includes the performance of the OVB West Virginia Tax-Exempt Income Portfolio for the periods prior to its consolidation with the BB&T West Virginia Intermediate Tax-Free Fund on 7/23/01.
   The Fund is measured against the Lehman Brothers 7-Year General Obligations Index, an unmanaged index generally considered to be representative of the performance of tax-exempt municipal securities with an average maturity of seven years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
  ++For each fund with a least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. The Overall rating for the fund was derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating(TM) metrics. Each fund was rated exclusively against U.S.-domiciled Muni Single State Intermediate funds. For the three- and five-year periods ended September 30, 2002 the Fund's Class A and Trust shares received 4 stars. It was rated among 551 and 532 Muni Single State Long funds for the three- and five-year periods, respectively, but was not rated for the ten-year period.
   A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T INTERMEDIATE U.S. GOVERNMENT BOND FUND


PORTFOLIO MANAGERS                                                                 [GRAPHIC]

The Fixed Income Portfolio Management Team    PORTFOLIO MANAGERS' PERSPECTIVE
                                              "This high-quality bond fund should be attractive to investors
The BB&T Intermediate U.S. Government Bond    seeking to capture the total return available from
Fund is managed by Christopher G. Gunster,    intermediate-term, U.S. Government bonds. Our process
CFA, Robert F. Millikan, CFA, Kevin E.        attempts to identify those securities and sectors that are
McNair, CFA, Joseph D. Jackson, CFA, W.       most attractively priced and offer the best potential for
Bishop Jordan, CFA, and Jennifer L. Skinner.  relative outperformance. We seek to provide value by
Together, the team brings to the Fund four    strategically investing along the yield curve and rotating decades of investment management experience,  among sectors--Treasuries, mortgage-backed securities,
along with a broad range of specialized       agency paper and corporate debt--while keeping movements
skills encompassing a cross-section of        in the portfolio's duration within a relatively tight range."
fixed-income securities.

================================================================================




                                4 STAR OVERALL
                            MORNINGSTAR/TM/ RATING
                             for the Trust Shares
       (among 282 Intermediate Government funds overall as of 9/30/02)+

For the 12 months ended September 30, 2002, the Fund produced a total return of 9.11% (Trust Shares), compared to a 7.36% and 11.88% for its benchmarks the Lehman Brothers Government Mortgage Index and the Merrill Lynch 5-10-Year U.S. Government Index, respectively.

In a climate of economic uncertainty, the Funds performed very well

In its continuing effort to help the U.S. economy emerge from recession, the Federal Reserve lowered short-term interest three times during the period's first half. These cuts took essential interest rates to 40-year lows. (The Fed also cut rates again shortly after the end of the period.)

While lower interest rates alone do not always have a significant impact on actively traded securities, such as Treasury debt; other factors contributed positively to our Funds performance for the 12-month period as a whole. The type of securities we buy for the Fund benefited from a flight to quality, especially during the period's last six months, when investors fled the stock market and pessimism about the state of the economy returned.

The Fund also profited, especially during the first calendar quarter of 2002, from strong performance in the mortgage sector; both funds held sizable weightings in mortgage-backed securities. In the spring, anticipating an increase in mortgage prepayments, we decided to reduce our mortgage positions and invest the proceeds in Treasury and agency debt. This was a productive decision, as our new holdings performed very well to the end of the period.

As of September 30, 2002, the effective duration of the Fund was 4.12. Approximately 32.5% of the portfolio was invested in mortgage-backed securities, 25.1% in U.S. government agency securities, 29.2% in securities issued by the U.S. Treasury, 12.1% in corporate debt and asset-backed securities and 1.1% in cash and cash equivalents. The portfolio's average credit quality was AAA./1/

We anticipate a scenario of rising rates

The Funds effective duration (a measure of interest-rate sensitivity) is lower than our benchmarks', and reflects our defensive posture. We believe that, following the most recent interest-rate cut, the next major, long-term trend in rates will be upward and we feel that in such an environment, a shorter duration (and shorter average maturity) will be constructive. In addition, we expect to start raising our exposure to mortgages again, as soon as the wave of prepayments subsides.


 /1/The composition of the Fund's holdings is subject to change.

                                    BB&T INTERMEDIATE U.S. GOVERNMENT BOND FUND


                                    [CHART]

Value of a $10,000 Investment

               BB&T Intermediate          BB&T Intermediate          Lehman Brothers       Merrill Lynch    Lehman Brothers
           U.S. Government Bond Fund  U.S. Government Bond Fund  Intermediate Government    5-10 Year U.S.     Government
               (Class A Shares)*            (Trust Shares)             Bond Index         Government Index   Mortgage Index
           -------------------------  -------------------------  -----------------------  ----------------  ----------------
10/9/1992            $9,425                   $10,000                     $10,000             $10,000           $10,000
9/30/1993            10,417                    11,076                      10,764              11,176            10,946
9/30/1994             9,951                    10,607                      10,603              10,662            10,617
9/30/1995            11,208                    11,976                      11,728              12,201            12,056
9/30/1996            11,563                    12,387                      12,326              12,598            12,651
9/30/1997            12,480                    13,403                      13,291              13,560            13,853
9/30/1998            14,111                    15,206                      14,702              15,084            15,456
9/30/1999            13,760                    14,867                      14,817              14,636            15,454
9/30/2000            14,598                    15,812                      15,737              15,639            16,585
9/30/2001            16,426                    17,817                      17,762              18,079            18,706
9/30/2002            17,880                    19,441                      19,260              20,227            20,318


Average Annual Total Return
------------------------------------------------------------------------------
As of September 30, 2002      Inception Date   1 Year  5 Year  Since Inception
------------------------------------------------------------------------------
Class A Shares*                  10/9/92        2.62%   6.19%       6.00%
------------------------------------------------------------------------------
Class B Shares**                  1/1/96/2/     3.96%   6.49%       6.01%
------------------------------------------------------------------------------
Class C Shares***                 2/1/01/3/     8.05%   7.29%       6.54%
------------------------------------------------------------------------------
Trust Shares                     10/9/92        9.11%   7.72%       6.89%
------------------------------------------------------------------------------


  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC)
    maximum 5.00%.
*** Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).



   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains.
 /2/Class B Shares were not in existence prior to 1/1/96. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.
 /3/Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.
   The benchmark for the BB&T Intermediate U.S. Government Bond Fund has changed from the Lehman Brothers Intermediate U.S. Government Bond Index and the Merrill Lynch 5-10-Year U.S. Government Index to the Lehman Brothers Government Mortgage Index, in order to better represent the investment policies for comparison purposes. The Lehman Brothers Intermediate U.S. Government Bond Index, the Merrill Lynch 5-10-Year U.S. Government Index, and the Lehman Brothers Government Mortgage Index are widely used as a broad measure of the performance of U.S. Government bonds with maturities of less than 10 years, and agency mortgage backed securities, respectively. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   +For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. The Overall rating for the fund was derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating(TM) metrics. Each fund was rated exclusively against U.S.-domiciled Intermediate Government funds. For the three- and five-year periods ended September 30, 2002, the Fund's Trust Shares received 4 stars for the three-and five year periods, the Class A and B Shares received 3 stars and 2 stars for the three- and five-year periods, respectively. It was rated among 282 and 247 Intermediate Government funds for the three- and five-year periods, respectively, but was not rated for the ten-year period.
   A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T SHORT U.S. GOVERNMENT INCOME FUND


PORTFOLIO MANAGERS
                                                                     [GRAPHIC]
The Fixed Income Portfolio Management Team
                                              PORTFOLIO MANAGERS' PERSPECTIVE
The BB&T Short U.S. Government Income Fund    "This high-quality bond fund is
is managed by Kevin E. McNair, CFA,           geared toward investors
Christopher G. Gunster, CFA, Robert F.        looking for current income to meet
Millikan, CFA, Joseph D. Jackson, CFA, W.     their short-term needs,
Bishop Jordan, CFA, and Jennifer L. Skinner.  with limited fluctuations in
Together, the team brings four decades of     principal. We seek to provide
investment management experience, along with  value by rotating among different
a broad range of specialized skills           sectors of the taxable,
encompassing a cross-section of fixed-income  fixed-income market--Treasuries,
securities.                                   mortgage-backed
                                              securities, agency paper and
                                              corporate debt--purchasing
                                              securities that offer the most
                                              potential for relative
                                              outperformance, and limiting
                                              movements in the portfolio's
                                              duration within a relatively tight
                                              range."



================================================================================

For the 12 months ended September 30, 2002, the Fund produced a total return of 5.27% (Trust Shares), compared to a 6.95% for its benchmark the Merrill Lynch 1-5-Year U.S. Government Index.

In a climate of economic uncertainty, the Funds performed very well

In its continuing effort to help the U.S. economy emerge from recession, the Federal Reserve lowered short-term interest three times during the period's first half. These cuts took essential interest rates to 40-year lows. (The Fed also cut rates again shortly after the end of the period.)

While lower interest rates alone do not always have a significant impact on actively traded securities, such as Treasury debt; other factors contributed positively to our Funds performance for the 12-month period as a whole. The type of securities we buy for the Fund benefited from a flight to quality, especially during the period's last six months, when investors fled the stock market and pessimism about the state of the economy returned.

The Fund also profited, especially during the first calendar quarter of 2002, from strong performance in the mortgage sector; both funds held sizable weightings in mortgage-backed securities. In the spring, anticipating an increase in mortgage prepayments, we decided to reduce our mortgage positions and invest the proceeds in Treasury and agency debt. This was a productive decision, as our new holdings performed very well to the end of the period.

As of September 30, 2002, the effective duration of the Fund was 1.69. Approximately 31.6% of the portfolio was invested in mortgage-backed securities, 38.1% in U.S. government agency securities, 13.0% in corporate debt and asset-backed securities, 13.9% in securities issued by the U.S. Treasury, and 3.4% in cash and cash equivalents. The average credit quality of the portfolio was AAA./1/

We anticipate a scenario of rising rates

The Funds effective duration (a measure of interest-rate sensitivity) is lower than our benchmarks,' and reflect our defensive posture. We believe that, following the most recent interest-rate cut, the next major, long-term trend in rates will be upward and we feel that in such an environment, a shorter duration (and shorter average maturity) will be constructive. In addition, we expect to start raising our exposure to mortgages again, as soon as the wave of prepayments subsides.


 /1/The composition of the Fund's holdings is subject to change.

                                         BB&T SHORT U.S. GOVERNMENT INCOME FUND

                                    [CHART]

Value of a $10,000 Investment

                   BB&T Short            BB&T Short
                 U.S. Government      U.S. Government         Merrill Lynch
                  Income Fund           Income Fund             1-5 Year
               (Class A Shares)*       (Trust Shares)      U.S. Government Index
               ------------------     ----------------     ---------------------
11/30/1992           $9,699              $10,000                $10,000
 9/30/1993           10,456               10,802                 10,626
 9/30/1994           10,262               10,622                 10,618
 9/30/1995           11,159               11,578                 11,561
 9/30/1996           11,616               12,082                 12,100
 9/30/1997           12,321               12,847                 12,381
 9/30/1998           13,368               13,974                 13,745
 9/30/1999           13,494               14,128                 14,054
 9/30/2000           14,202               14,921                 14,880
 9/30/2001           15,582               16,412                 16,614
 9/30/2002           16,368               17,277                 17,762



Average Annual Total Return
-------------------------------------------------------------------------------
As of September 30, 2002     Inception Date   1 Year   5 Year   Since Inception
-------------------------------------------------------------------------------
Class A Shares*                 11/30/92       1.89%    5.21%        5.14%
-------------------------------------------------------------------------------
Trust Shares                    11/30/92       5.27%    6.10%        5.72%
-------------------------------------------------------------------------------

  * Reflects maximum 3.00% sales charge.

   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   The Fund is measured against the Merrill Lynch 1-5 Year U.S. Government Index, an unmanaged index which measures the performance of U.S. Government bonds in that maturity range. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performances reflect the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T INTERMEDIATE CORPORATE BOND FUND


PORTFOLIO MANAGERS                                                         [GRAPHIC]

The Fixed Income Portfolio Management             PORTFOLIO MANAGERS' PERSPECTIVE
Team                                     "The majority of the issues we hold are intermediate-term, investment-grade corporate bonds. We expect this type of portfolio
The BB&T Intermediate Corporate Bond     to generate more income than is available from short-term corporate
Fund is managed by Robert F. Millikan,   securities or from intermediate U.S. Government securities. At the
CFA, Kevin E. McNair, CFA, Joseph D.     same time, this is not a pure income fund with minimal price
Jackson, CFA, W. Bishop Jordan, CFA,     fluctuations. Because we also pursue long-term capital gains, the
Christopher G. Gunster, CFA, and         Fund will experience short-term volatility from time to time.
Jennifer L. Skinner. Together, the team  However, with volatility comes the opportunity to produce an
brings to the Fund four decades of       attractive total return, in addition to a relatively generous yield.
investment management experience, along  Therefore, we believe the Fund can benefit both income investors
with a broad range of specialized        and long-term growth investors seeking to balance the equity
skills encompassing a cross-section of     portions of their individual portfolios."
fixed-income securities.

================================================================================

For the 12 months ended September 30, 2002, the Fund produced a total return of 5.19% (Trust Shares), compared to 8.18% for its benchmark, the Lehman Brothers U.S. Credit Index.

'Corporate malfeasance' compromised the sector's total returns

During the first six months of the period, the Fed continued its easing policy and cut short-term interest rates three times. The last rate cut was the eleventh such move since January 2001.

Nonetheless, this was a very challenging period for corporate bonds. The fiscal year started off with fallout from September 11 and the Enron crisis. A widening circle of accounting fraud and other corporate malfeasance, the Worldcom meltdown and a pattern of some investment-grade credit effectively defaulting followed these events. These circumstances forced many fixed-income investors to sell certain securities for only 30 or 40 cents on the dollar. When demand for such debt evaporates, even securities issued by financially sound companies can fall in price.

In short, investors lost their appetite for risk, and our asset class was subjected to a tremendous amount of pressure, relative to Treasury and agency debt with little or no credit risk.

During the last 12 months, we were vigilant in "scrubbing" the portfolio--divesting ourselves of any securities that did not meet our strictest criteria for relative safety and stability, while still offering competitive yields. In a process that has continued into the new fiscal year, we diversified the portfolio, added new names to the Fund, and purged securities issued by companies that had trouble meeting earnings expectations or liquidity needs.

As of September 30, 2002, the Fund's effective duration was 5.37. Approximately 83.8% of the portfolio's was invested in corporate obligations, 5% in U.S. government agencies 4.8% in U. S. Treasury Notes and Bonds and 6.3% in cash and cash equivalents. The Fund's average credit quality was A2./1/

A stronger economy should add value to corporate securities

Based on the factors we mentioned earlier--along with investor jitters about a possible war with Iraq and fears over increased terrorism--we feel that the corporate sector will continue to be volatile for some time.

On the positive side, our economic assessment leads us to believe that we are already in the initial stages of a recovery, and that the probability of a "double-dip recession" is low. As the economy improves, we feel high-grade corporate securities should outperform other fixed-income asset classes.

 /1/The composition of the Fund's holdings is subject to change.

                                          BB&T INTERMEDIATE CORPORATE BOND FUND

                                    [CHART]

Value of a $10,000 Investment

                 BB&T Intermediate      BB&T Intermediate      Lehman Brothers
               Corporate Bond Fund     Corporate Bond Fund       U.S. Credit
                (Class A Shares)*         (Trust Shares)            Index
               -------------------    --------------------     ----------------
12/2/1999          $9,425                    $10,000              $10,000
9/30/2000           9,893                     10,513               10,561
9/30/2001          11,090                     11,811               11,929
9/30/2002          11,643                     12,424               12,904


Average Annual Total Return
--------------------------------------------------------------------------------
As of September 30, 2002      Inception Date       1 Year        Since Inception
--------------------------------------------------------------------------------
Class A Shares*                  12/2/99          -1.02%             5.51%
--------------------------------------------------------------------------------
Class B Shares**                 12/2/99           0.27%             6.07%
--------------------------------------------------------------------------------
Class C Shares***                2/1/01/2/         4.37%             7.01%
--------------------------------------------------------------------------------
Trust Shares                     12/2/99           5.19%             7.95%
--------------------------------------------------------------------------------

   * Reflects maximum 5.75% sales charge.
  ** Reflects the applicable contingent deferred sales charge (CDSC)
     maximum 5.00%.
 *** Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


   The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains.
 /2/Class C Shares were not in existence prior to 2/1/01. Performance for periods prior to that is based on the historical performance of the Class B Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares.
   The Fund is measured against the Lehman Brothers U.S. Credit Index an index generally representative of fixed-rate, non-convertible domestic corporate debt securities. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
   A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

  BB&T PRIME MONEY MARKET FUND+

PORTFOLIO MANAGERS
                                              [GRAPHIC]
Federated Investment Management Company
                                              PORTFOLIO MANAGERS' PERSPECTIVE
The BB&T Prime Money Market Fund is managed   "The Fund's key objective is to
by a team from Federated Investment           provide high current income
Management Company, subadvisor to the Fund.   while maintaining the stability of
The team is comprised of Deborah A.           our investors' principal.
Cunningham, CFA (senior portfolio manager),   We also strive to deliver higher
Paige Wilhelm (co-portfolio manager),         income than would be
William Jamison, Natalie F. Metz, Mary Ellen  expected from a government
Tesla and Mark F. Weiss. Together, the team   money-market fund. To
brings more than six decades of investment    achieve these goals, we employ a
management experienced to the Fund, with      'barbell' maturity structure,
specialization in money market portfolio      utilizing floating-rate positions
management and credit analysis.               at the very short end of the
                                              yield curve and buying longer-term
                                              debt with maturities in
                                              the range of six to 13 months. We
                                              find that this strategy can
                                              enable us to remain nimble in a
                                              market that is driven,
                                              sometimes with challenging
                                              volatility, by interest-rate
                                              activity."

================================================================================

Plummeting interest rates dampen money-market returns

Along with relative safety and stability, yields are the most important consideration when investing in money market funds. Because such funds invest only in debt securities at the short end of the yield curve, interest-rate decisions made by the Federal Reserve have a direct impact on Fund performance.

It is no surprise, then, that money market yields fell during the 12 months that ended September 30, 2002. In a concerted effort to stimulate the U.S. economy, the Fed had been cutting short-term rates since January 2001. That trend continued into our reporting period, as the Fed lowered the benchmark fed funds rate three more times, bringing short-term rates to their lowest levels in 40 years.

Consequently, yields on both of our money market funds, like the yields of our fund peers, declined during the period. At the same time, we must point out that the funds provided relatively safe havens for equity investors.

In the near term, we expect rates to remain static, or even fall slightly lower, until investors feel confident that the Fed has completed its easing cycle. To provide competitive yields, we will continue to remain flexible in our purchasing of new paper.

As of September 30, 2002, approximately 0.7% of the portfolio was invested in municipal bonds, 5.7% in certificates of deposit, 31.9% in commercial paper, 6.9% in corporate bonds, 1.6% in U.S. government agencies, 36.5% in variable rate notes, 10.5% in CMO's and 6.2% in repurchase agreements. The average maturity of the Fund's holdings was 50 days, and the average portfolio short-term credit quality was A-1/P-1./1/

   +Investments in the BB&T Prime Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing in the Fund.

 /1/The composition of the Fund's portfolio is subject to change.

   Some of the fees of the BB&T Funds are currently being waived, resulting in higher total returns than would occur if the full fees were charged.

   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

                                         BB&T U.S. TREASURY MONEY MARKET FUND+

PORTFOLIO MANAGERS                                                         [GRAPHIC]

The Fixed Income Portfolio Management  PORTFOLIO MANAGERS' PERSPECTIVE
Team                                   "The Fund is designed for investors who seek current income, liquidity and stability, but with an added measure of safety offered
The BB&T U.S. Treasury Money Market    by a portfolio that invests in U.S. Government securities.
Fund is managed by Kevin E. McNair,    We have found that conservatively laddering the portfolio with
CFA, Robert F. Millikan, CFA, Joseph   Treasury securities and overnight repurchase agreements allows us
D. Jackson, CFA, W. Bishop Jordan,     to take advantage of higher yields along the yield curve. Laddering
CFA, and Jennifer L. Skinner.          also provides us with the flexibility to react swiftly to changes in
Together, the team brings nearly       government policy, which can affect money market instruments.
three decades of investment            An added benefit is the state and local tax exemption provided by
management experience to the Fund,     the income earned on the portfolio's Treasury securities.
along with a broad range of            Tax-exempt income boosts the Fund's after-tax yields for investors,
specialized skills encompassing a      especially those who live in high-tax states."
cross-section of fixed-income sectors.

================================================================================

Plummeting interest rates dampen money-market returns

Along with relative safety and stability, yields are the most important consideration when investing in money market funds. Because such funds invest only in debt securities at the short end of the yield curve, interest-rate decisions made by the Federal Reserve have a direct impact on Fund performance.

It is no surprise, then, that money market yields fell during the 12 months that ended September 30, 2002. In a concerted effort to stimulate the U.S. economy, the Fed had been cutting short-term rates since January 2001. That trend continued into our reporting period, as the Fed lowered the benchmark fed funds rate three more times, bringing short-term rates to their lowest levels in 40 years.

Consequently, yields on both of our money market funds, like the yields of our fund peers, declined during the period. At the same time, we must point out that the funds provided relatively safe havens for equity investors.

In the near term, we expect rates to remain static, or even fall slightly lower, until investors feel confident that the Fed has completed its easing cycle. To provide competitive yields, we will continue to remain flexible in our purchasing of new paper.

As of September 30, 2002, approximately 21.9% of the portfolio was invested in U.S. Treasury bills, 27.2% in U.S. Treasury notes and 50.9% in repurchase agreements. The average maturity of the Fund's holdings was 50 days, and the average credit quality was AAA./1/

   +Investments in the BB&T U.S. Treasury Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing in the Fund.
 /1/The composition of the Fund's portfolio is subject to change.
   Some of the fees of the BB&T Funds are currently be waived, resulting in higher total returns than would occur if the full fees were charged.
   Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Balanced Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2002

                                                             Shares    Value
                                                             ------ ------------
Common Stocks (64.5%)
Aerospace & Defense (1.8%)
L-3 Communications Holdings, Inc. (b)....................... 11,100 $    584,970
Lockheed Martin Corp........................................  8,500      549,695
Raytheon Co................................................. 23,000      673,900
United Technologies Corp....................................  5,000      282,450
                                                                    ------------
                                                                       2,091,015
                                                                    ------------
Air Freight & Logistics (1.3%)
FedEx Corp.................................................. 23,000    1,151,610
United Parcel Service, Inc..................................  6,000      375,180
                                                                    ------------
                                                                       1,526,790
                                                                    ------------
Automobiles (0.7%)
Ford Motor Co............................................... 24,300      238,140
Harley-Davidson, Inc........................................ 11,600      538,820
                                                                    ------------
                                                                         776,960
                                                                    ------------
Banks (5.0%)
Bank of America Corp........................................ 16,200    1,033,560
Bank One Corp............................................... 13,200      493,680
Golden West Financial Corp..................................  7,500      466,350
National City Corp.......................................... 14,000      399,420
PNC Financial Services Group................................ 12,000      506,040
SunTrust Banks, Inc......................................... 18,000    1,106,640
Washington Mutual, Inc...................................... 28,000      881,160
Wells Fargo & Co............................................ 24,100    1,160,655
                                                                    ------------
                                                                       6,047,505
                                                                    ------------
Beverages (1.6%)
Anheuser-Busch Cos.......................................... 13,600      688,160
Coca-Cola Co................................................ 16,000      767,360
PepsiCo, Inc................................................ 12,000      443,400
                                                                    ------------
                                                                       1,898,920
                                                                    ------------
Chemicals (1.4%)
Air Products & Chemicals, Inc............................... 29,100    1,222,491
E.I. DuPont de Nemours & Co................................. 13,000      468,910
                                                                    ------------
                                                                       1,691,401
                                                                    ------------
Commercial Services & Supplies (1.6%)
Cintas Corp.................................................  3,800      159,296
Concord EFS, Inc. (b).......................................  8,500      134,980
First Data Corp............................................. 15,000      419,250
Pitney Bowes, Inc........................................... 28,000      853,720
Waste Management, Inc....................................... 15,300      356,796
                                                                    ------------
                                                                       1,924,042
                                                                    ------------
Communications Equipment (0.5%)
Corning, Inc. (b)........................................... 40,000       64,000
Motorola, Inc............................................... 48,000      488,640
                                                                    ------------
                                                                         552,640
                                                                    ------------
Computers & Peripherals (1.9%)
Dell Computer Corp. (b)..................................... 30,900      726,459
Hewlett-Packard Co.......................................... 36,500      425,955
IBM Corp.................................................... 18,450    1,077,296
                                                                    ------------
                                                                       2,229,710
                                                                    ------------
Diversified Financials (4.8%)
American Express Co......................................... 30,200      941,636
Capital One Financial Corp.................................. 11,000      384,120
Citigroup, Inc.............................................. 28,700      850,955
Edwards (A.G.), Inc......................................... 11,400      364,572
Fannie Mae.................................................. 18,900    1,125,306

                                                             Shares    Value
                                                             ------ ------------
Common Stocks, continued
Diversified Financials, continued
Franklin Resources, Inc..................................... 17,500 $    544,250
ING Groep NV -- ADR......................................... 40,000      561,600
J.P. Morgan Chase & Co...................................... 34,950      663,701
Principal Financial Group (b)............................... 12,500      327,250
                                                                    ------------
                                                                       5,763,390
                                                                    ------------
Diversified Telecommunication Services (2.3%)
AT&T Corp................................................... 62,900      755,429
BCE, Inc.................................................... 24,000      424,800
BellSouth Corp.............................................. 34,800      638,928
SBC Communications, Inc..................................... 31,900      641,190
Sprint Corp................................................. 32,000      291,840
                                                                    ------------
                                                                       2,752,187
                                                                    ------------
Electric Utilities (1.2%)
TXU Corp.................................................... 22,000      917,620
Xcel Energy, Inc............................................ 55,800      519,498
                                                                    ------------
                                                                       1,437,118
                                                                    ------------
Electrical Equipment (0.9%)
Emerson Electric Co......................................... 24,300    1,067,742
                                                                    ------------
Electronic Components (0.7%)
3M Co.......................................................  4,000      439,880
Applied Materials, Inc. (b)................................. 30,000      346,500
                                                                    ------------
                                                                         786,380
                                                                    ------------
Electronic Equipment & Instruments (0.5%)
Agilent Technologies, Inc. (b).............................. 20,000      261,200
Avnet, Inc.................................................. 28,100      303,199
                                                                    ------------
                                                                         564,399
                                                                    ------------
Energy Equipment & Services (0.2%)
Transocean, Inc............................................. 12,500      260,000
                                                                    ------------
Food & Drug Retailing (1.1%)
Albertson's, Inc............................................ 31,600      763,456
Sysco Corp.................................................. 18,000      511,020
                                                                    ------------
                                                                       1,274,476
                                                                    ------------
Food Products (1.0%)
Kraft Foods, Inc............................................  5,500      200,530
Sara Lee Corp............................................... 55,001    1,005,968
                                                                    ------------
                                                                       1,206,498
                                                                    ------------
Health Care Equipment & Supplies (2.1%)
Baxter International, Inc...................................  7,600      232,180
Becton, Dickinson & Co...................................... 13,000      369,200
Boston Scientific Corp. (b)................................. 26,800      845,808
Medtronic, Inc.............................................. 14,900      627,588
Stryker Corp................................................  7,000      403,200
                                                                    ------------
                                                                       2,477,976
                                                                    ------------
Health Care Providers & Services (3.3%)
AmerisourceBergen Corp......................................  6,000      428,520
Cigna Corp..................................................  7,250      512,938
HCA, Inc.................................................... 13,500      642,735
Quest Diagnostics, Inc. (b).................................  7,000      430,710
Tenet Healthcare Corp. (b).................................. 17,200      851,400
UnitedHealth Group, Inc.....................................  6,000      523,320
Wellpoint Health Networks, Inc. (b).........................  7,500      549,750
                                                                    ------------
                                                                       3,939,373
                                                                    ------------
Hotels, Restaurants & Leisure (0.3%)
YUM! Brands, Inc. (b)....................................... 12,500      346,375
                                                                    ------------

                                   Continued

Balanced Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2002


                                                             Shares    Value
                                                             ------ ------------
Common Stocks, continued
Household Durables (1.1%)
Newell Rubbermaid, Inc...................................... 28,000 $    864,360
Whirlpool Corp.............................................. 10,000      458,600
                                                                    ------------
                                                                       1,322,960
                                                                    ------------
Household Products (1.7%)
Kimberly-Clark Corp......................................... 19,700    1,115,808
Procter & Gamble Co.........................................  9,600      858,048
                                                                    ------------
                                                                       1,973,856
                                                                    ------------
Industrial Conglomerates (1.2%)
General Electric Co......................................... 43,700    1,077,205
Tyco International Ltd...................................... 23,007      324,399
                                                                    ------------
                                                                       1,401,604
                                                                    ------------
Insurance (2.5%)
AFLAC, Inc.................................................. 15,000      460,350
American International Group, Inc...........................  8,000      437,600
Aon Corp.................................................... 38,500      788,865
Lincoln National Corp....................................... 20,500      626,275
St. Paul Companies, Inc..................................... 23,500      674,920
Travelers Property Casualty Corp., A (b)....................  1,239       16,355
Travelers Property Casualty Corp., B (b)....................  2,547       34,461
                                                                    ------------
                                                                       3,038,826
                                                                    ------------
Internet & Catalog Retail (0.4%)
eBay, Inc. (b)..............................................  8,600      454,166
                                                                    ------------
IT Consulting & Services (0.6%)
Affiliated Computer Services, Inc. (b)...................... 12,000      510,600
Electronic Data Systems Corp................................ 18,400      257,232
                                                                    ------------
                                                                         767,832
                                                                    ------------
Leisure Equipment & Products (0.4%)
Eastman Kodak Co............................................ 16,100      438,564
                                                                    ------------
Machinery (0.6%)
Parker-Hannifin Corp........................................ 19,100      729,811
                                                                    ------------
Media (1.6%)
Gannett Company, Inc........................................ 15,000    1,082,700
The Walt Disney Co.......................................... 56,500      855,410
                                                                    ------------
                                                                       1,938,110
                                                                    ------------
Multi-Utilities & Unregulated Power (0.5%)
Duke Energy Corp............................................ 31,000      606,050
                                                                    ------------
Multi-Line Retail (1.4%)
Kohl's Corp. (b)............................................  7,000      425,670
May Department Stores Co.................................... 16,800      382,536
Wal-Mart Stores, Inc........................................ 18,100      891,244
                                                                    ------------
                                                                       1,699,450
                                                                    ------------
Oil & Gas (3.8%)
Anadarko Petroleum Corp..................................... 19,400      864,076
ChevronTexaco Corp.......................................... 19,179    1,328,146
Conocophillips.............................................. 21,700    1,003,408
Exxon Mobil Corp............................................ 31,600    1,008,040
Royal Dutch Petroleum Co. -- NY Shares......................  7,000      281,190
                                                                    ------------
                                                                       4,484,860
                                                                    ------------
Paper & Forest Products (0.6%)
Weyerhaeuser Co............................................. 17,600      770,352
                                                                    ------------
Pharmaceuticals (6.4%)
Abbott Laboratories......................................... 24,200      977,680
Bristol-Myers Squibb Co..................................... 20,000      476,000

                                                             Shares or
                                                             Principal
                                                              Amount       Value
                                                             ---------- -----------
Common Stocks, continued
Pharmaceuticals, continued
Eli Lilly and Co............................................      8,000 $   442,720
Forest Laboratories, Inc. (b)...............................     11,800     967,718
Johnson & Johnson...........................................     33,300   1,800,863
Merck & Company, Inc........................................     28,000   1,279,880
Pfizer, Inc.................................................     21,900     635,538
Schering-Plough Corp........................................     27,000     575,640
Wyeth.......................................................     17,000     540,600
                                                                        -----------
                                                                          7,696,639
                                                                        -----------
Road & Rail (0.8%)
CSX Corp....................................................     17,700     466,926
Union Pacific Corp..........................................      8,000     462,960
                                                                        -----------
                                                                            929,886
                                                                        -----------
Semiconductor Equipment & Products (0.8%)
Intel Corp..................................................     44,600     619,494
Texas Instruments, Inc......................................     24,000     354,480
                                                                        -----------
                                                                            973,974
                                                                        -----------
Software (2.5%)
Adobe Systems, Inc..........................................     11,200     213,920
Electronic Arts, Inc. (b)...................................     10,500     692,580
Intuit, Inc. (b)............................................     15,500     705,715
Microsoft Corp. (b).........................................     31,000   1,355,940
                                                                        -----------
                                                                          2,968,155
                                                                        -----------
Specialty Retail (2.3%)
AutoZone, Inc. (b)..........................................      7,000     552,020
Bed Bath & Beyond, Inc. (b).................................     16,900     550,433
Home Depot, Inc.............................................     16,600     433,260
Limited, Inc................................................     12,000     172,080
Lowe's Companies, Inc.......................................     23,600     977,040
                                                                        -----------
                                                                          2,684,833
                                                                        -----------
Textiles Apparel & Luxury Goods (0.5%)
V.F. Corp...................................................     16,800     604,464
                                                                        -----------
Tobacco (0.6%)
Philip Morris Companies, Inc................................     18,800     729,440
                                                                        -----------
 Total Common Stocks                                                     76,828,729
                                                                        -----------
Corporate Bonds (6.1%)
Banking & Financial Services (3.4%)
Erac USA Finance Co., 7.35%, 6/15/08, (c)................... $  400,000     439,533
Ford Motor Credit Co., 7.50%, 3/15/05.......................  1,000,000   1,006,297
General Electric Capital Corp., 5.88%, 2/15/12..............  1,000,000   1,065,205
MBNA Credit Card Master Trust, Series 2002-A1, 4.95%,
 6/15/09....................................................  1,000,000   1,074,869
National Rural Utilities, 6.50%, 3/1/07.....................    500,000     537,893
                                                                        -----------
                                                                          4,123,797
                                                                        -----------
Real Estate Development (1.0%)
EOP Operating LP, 8.38%, 3/15/06............................  1,000,000   1,138,063
                                                                        -----------
Telecommunications (0.9%)
GTE North, Inc., 6.40%, 2/15/05.............................  1,000,000   1,052,205
                                                                        -----------
Utilities (0.8%)
PSE&G Transition Funding LLC, Series 2001-1, Class A2,
 5.74%, 3/15/07.............................................    909,551     952,763
                                                                        -----------
 Total Corporate Bonds                                                    7,266,828
                                                                        -----------

                                   Continued

Balanced Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2002

                                                             Principal
                                                              Amount       Value
                                                             ---------- ------------
Mortgage Backed Securities (10.7%)
Federal Government Loan Mortgage Corporation (0.8%)
6.50%, 2/1/32, Pool # C01297................................ $  925,148 $    960,299
                                                                        ------------
Federal Home Loan Mortgage Corp. (3.6%)
6.00%, 7/1/16, Pool # E00991................................  1,654,563    1,719,615
6.00%, 9/1/16, Pool # E01049................................    648,305      673,795
6.50%, 12/1/31, Pool # C01271...............................  1,801,762    1,870,220
                                                                        ------------
                                                                           4,263,630
                                                                        ------------
Federal National Mortgage Assoc. (2.1%)
6.00%, 4/1/16, Pool # 535846................................  1,477,574    1,538,836
5.00%, 7/25/21, Series 2001-50, Class-TV, CMO...............  1,000,000    1,019,727
                                                                        ------------
                                                                           2,558,563
                                                                        ------------
Government National Mortgage Assoc. (4.2%)
7.00%, 8/20/29, Pool # 2796.................................  1,898,419    1,987,725
6.50%, 4/20/31, Pool # 3068.................................  1,514,060    1,574,616
6.50%, 2/15/32, Pool # 538313...............................  1,396,633    1,457,895
                                                                        ------------
                                                                           5,020,236
                                                                        ------------
 Total Mortgage Backed Securities                                         12,802,728
                                                                        ------------
U.S. Government Agencies (7.7%)
Federal Home Loan Mortgage Corp. (5.3%)
5.25%, 1/15/06..............................................  2,000,000    2,164,418
5.50%, 7/15/06..............................................    500,000      548,081
7.00%, 3/15/10..............................................  3,000,000    3,590,309
                                                                        ------------
                                                                           6,302,808
                                                                        ------------

                                                             Shares or
                                                             Principal
                                                              Amount       Value
                                                             ---------- ------------
U.S. Government Agencies, continued
Federal National Mortgage Assoc. (2.4%)
3.13%, 8/15/05, Callable 8/15/03 @ 100...................... $1,000,000 $  1,006,894
6.00%, 12/15/05.............................................  1,425,000    1,576,915
6.63%, 11/15/10.............................................    250,000      291,714
                                                                        ------------
                                                                           2,875,523
                                                                        ------------
 Total U.S. Government Agencies                                            9,178,331
                                                                        ------------
U.S. Treasury Notes (4.3%)
3.88%, 1/15/09..............................................  2,196,260    2,469,420
6.00%, 8/15/09..............................................  2,300,000    2,693,065
                                                                        ------------
 Total U.S. Treasury Notes                                                 5,162,485
                                                                        ------------
U.S. Treasury Bonds (1.4%)
7.25%, 5/15/16..............................................  1,000,000    1,298,359
6.25%, 8/15/23..............................................    300,000      357,750
                                                                        ------------
 Total U.S. Treasury Bonds                                                 1,656,109
                                                                        ------------
Depositary Receipts (2.2%)
Standard & Poor's 500 Depositary Receipts...................     31,500    2,576,385
                                                                        ------------
Exchange Traded Shares (0.3%)
iShares S&P 500/BARRA Value Index Fund......................     10,000      392,500
                                                                        ------------
Investment Companies (2.7%)
Federated Government Obligations Fund.......................    606,135      606,135
Federated Prime Cash Obligation Fund........................  2,644,758    2,644,758
                                                                        ------------
 Total Investment Companies                                                3,250,893
                                                                        ------------
Total Investments (Cost $129,356,348)(a) -- 99.9%                        119,114,988
Other assets in excess of liabilities -- 0.1%...............                 103,851
                                                                        ------------
Net Assets -- 100.0%........................................            $119,218,839
                                                                        ============

--------
(a)Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $854,601. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

        Unrealized appreciation........................... $  9,061,887
        Unrealized depreciation...........................  (20,157,848)
                                                           ------------
        Net unrealized depreciation....................... $(11,095,961)
                                                           ============

(b)Represents non-income producing securities.
(c)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities to be liquid.
CMO -- Collateralized Mortgage Obligation.
ADR -- American Depository Receipt.

              See accompanying notes to the financial statements.

Large Company Value Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2002


                                                             Shares     Value
                                                             ------- ------------
Common Stocks (97.0%)
Aerospace & Defense (1.5%)
Raytheon Co................................................. 187,500 $  5,493,750
                                                                     ------------
Air Freight & Logistics (1.5%)
FedEx Corp.................................................. 112,000    5,607,840
                                                                     ------------
Automobiles (0.5%)
Ford Motor Co............................................... 205,530    2,014,194
                                                                     ------------
Banks (9.2%)
Bank of America Corp........................................ 130,000    8,294,000
PNC Financial Services Group................................  87,500    3,689,875
SunTrust Banks, Inc......................................... 123,000    7,562,040
Washington Mutual, Inc...................................... 220,000    6,923,400
Wells Fargo & Co............................................ 155,000    7,464,800
                                                                     ------------
                                                                       33,934,115
                                                                     ------------
Beverages (0.9%)
PepsiCo, Inc................................................  90,000    3,325,500
                                                                     ------------
Chemicals (2.9%)
Air Products & Chemicals, Inc............................... 155,500    6,532,555
E.I. DuPont de Nemours & Co................................. 110,000    3,967,700
                                                                     ------------
                                                                       10,500,255
                                                                     ------------
Commercial Services & Supplies (2.0%)
Pitney Bowes, Inc........................................... 246,300    7,509,687
                                                                     ------------
Communications Equipment (1.2%)
Corning, Inc. (b)........................................... 289,600      463,360
Motorola, Inc............................................... 380,000    3,868,400
                                                                     ------------
                                                                        4,331,760
                                                                     ------------
Computers & Peripherals (2.5%)
Hewlett-Packard Co.......................................... 360,000    4,201,200
IBM Corp....................................................  84,800    4,951,472
                                                                     ------------
                                                                        9,152,672
                                                                     ------------
Diversified Financials (9.8%)
American Express Co......................................... 150,000    4,677,000
Citigroup, Inc.............................................. 187,666    5,564,297
Edwards (A.G.), Inc......................................... 116,862    3,737,247
Fannie Mae.................................................. 120,000    7,144,800
Franklin Resources, Inc..................................... 110,000    3,421,000
ING Groep NV -- ADR......................................... 393,000    5,517,720
J.P. Morgan Chase & Co...................................... 292,772    5,559,740
                                                                     ------------
                                                                       35,621,804
                                                                     ------------
Diversified Telecommunication Services (6.0%)
AT&T Corp................................................... 344,122    4,132,905
BCE, Inc.................................................... 145,000    2,566,500
BellSouth Corp.............................................. 357,500    6,563,700
SBC Communications, Inc..................................... 286,400    5,756,640
Sprint Corp................................................. 311,400    2,839,968
                                                                     ------------
                                                                       21,859,713
                                                                     ------------
Electric Utilities (2.6%)
TXU Corp.................................................... 177,800    7,416,038
Xcel Energy, Inc............................................ 243,275    2,264,890
                                                                     ------------
                                                                        9,680,928
                                                                     ------------
Electrical Equipment (2.7%)
Emerson Electric Co......................................... 224,370    9,858,818
                                                                     ------------
Electronic Equipment & Instruments (1.3%)
Agilent Technologies, Inc. (b).............................. 207,419    2,708,892
Avnet, Inc.................................................. 185,000    1,996,150
                                                                     ------------
                                                                        4,705,042
                                                                     ------------

                                                             Shares     Value
                                                             ------- ------------
Common Stocks, continued
Food & Drug Retailing (1.9%)
Albertson's, Inc............................................ 295,720 $  7,144,595
                                                                     ------------
Food Products (2.3%)
Sara Lee Corp............................................... 462,010    8,450,163
                                                                     ------------
Health Care Equipment & Supplies (1.0%)
Becton, Dickinson & Co...................................... 125,000    3,550,000
                                                                     ------------
Health Care Providers & Services (1.8%)
Cigna Corp..................................................  91,000    6,438,250
                                                                     ------------
Household Durables (2.9%)
Newell Rubbermaid, Inc...................................... 244,200    7,538,454
Whirlpool Corp..............................................  71,100    3,260,646
                                                                     ------------
                                                                       10,799,100
                                                                     ------------
Household Products (2.4%)
Kimberly-Clark Corp......................................... 158,000    8,949,120
                                                                     ------------
Insurance (4.4%)
Aon Corp.................................................... 272,762    5,588,893
Lincoln National Corp....................................... 173,400    5,297,370
St. Paul Companies, Inc..................................... 186,100    5,344,792
                                                                     ------------
                                                                       16,231,055
                                                                     ------------
IT Consulting & Services (0.2%)
Electronic Data Systems Corp................................  55,000      768,900
                                                                     ------------
Leisure Equipment & Products (1.2%)
Eastman Kodak Co............................................ 147,500    4,017,900
Hasbro, Inc.................................................  39,225      436,574
                                                                     ------------
                                                                        4,454,474
                                                                     ------------
Machinery (1.5%)
Parker-Hannifin Corp........................................ 147,000    5,616,870
                                                                     ------------
Media (4.2%)
Gannett Company, Inc........................................ 127,000    9,166,860
The Walt Disney Co.......................................... 418,000    6,328,520
                                                                     ------------
                                                                       15,495,380
                                                                     ------------
Metals & Mining (0.8%)
Alcoa, Inc.................................................. 150,000    2,895,000
                                                                     ------------
Multi-Utilities & Unregulated Power (1.3%)
Duke Energy Corp............................................ 240,000    4,692,000
                                                                     ------------
Multiline Retail (0.8%)
May Department Stores Co.................................... 130,250    2,965,793
                                                                     ------------
Oil & Gas (9.9%)
Anadarko Petroleum Corp.....................................  97,000    4,320,380
ChevronTexaco Corp.......................................... 111,530    7,723,453
Conocophillips.............................................. 192,000    8,878,080
Exxon Mobil Corp............................................ 245,000    7,815,500
Royal Dutch Petroleum Co. -- NY Shares...................... 183,600    7,375,212
                                                                     ------------
                                                                       36,112,625
                                                                     ------------
Paper & Forest Products (1.7%)
Weyerhaeuser Co............................................. 143,500    6,280,995
                                                                     ------------
Pharmaceuticals (8.5%)
Abbott Laboratories......................................... 136,000    5,494,400
Bristol-Myers Squibb Co..................................... 135,480    3,224,424
Johnson & Johnson........................................... 108,600    5,873,088
Merck & Company, Inc........................................ 210,000    9,599,100
Mylan Laboratories, Inc.....................................  87,500    2,864,750
Schering-Plough Corp........................................ 188,400    4,016,688
                                                                     ------------
                                                                       31,072,450
                                                                     ------------

                                   Continued

Large Company Value Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2002

                                                             Shares     Value
                                                             ------- ------------
Common Stocks, continued
Road & Rail (1.1%)
CSX Corp.................................................... 159,700 $  4,212,886
                                                                     ------------
Software (1.3%)
Adobe Systems, Inc..........................................  99,000    1,890,900
Microsoft Corp. (b).........................................  70,000    3,061,800
                                                                     ------------
                                                                        4,952,700
                                                                     ------------
Textiles Apparel & Luxury Goods (1.2%)
V.F. Corp................................................... 118,200    4,252,836
                                                                     ------------
Tobacco (1.0%)
Philip Morris Companies, Inc................................  94,090    3,650,692
                                                                     ------------

                                                               Shares       Value
                                                             ---------- ------------
Common Stocks, continued
Utilities -- Electric (1.0%)
Dominion Resources, Inc.....................................     70,000 $  3,551,100
                                                                        ------------
 Total Common Stocks                                                     356,133,062
                                                                        ------------
Investment Company (3.2%)
Federated Prime Cash Obligation Fund........................ 11,854,502   11,854,502
                                                                        ------------
Total Investments (Cost $393,077,188)(a) -- 100.2%                       367,987,564
Liabilities in excess of other assets -- (0.2)%.............                (894,138)
                                                                        ------------
Net Assets -- 100.0%........................................            $367,093,426
                                                                        ============

--------
(a)Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $196,887. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation..................................... $ 39,283,042
   Unrealized depreciation.....................................  (64,569,553)
                                                                ------------
   Net unrealized depreciation................................. $(25,286,511)
                                                                ============

(b)Represents non-income producing securities.
ADR -- American Depository Receipt.

              See accompanying notes to the financial statements.

Large Company Growth Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2002


                                                             Shares     Value
                                                             ------- ------------
Common Stocks (98.1%)
Aerospace & Defense (4.1%)
L-3 Communications Holdings, Inc. (b).......................  55,000 $  2,898,500
Lockheed Martin Corp........................................  43,000    2,780,810
United Technologies Corp....................................  30,000    1,694,700
                                                                     ------------
                                                                        7,374,010
                                                                     ------------
Air Freight & Logistics (2.4%)
FedEx Corp..................................................  50,000    2,503,500
United Parcel Service, Class B..............................  30,000    1,875,900
                                                                     ------------
                                                                        4,379,400
                                                                     ------------
Automobiles (1.5%)
Harley-Davidson, Inc........................................  60,000    2,787,000
                                                                     ------------
Banks (3.3%)
Golden West Financial Corp..................................  40,000    2,487,200
National City Corp..........................................  60,000    1,711,800
Wells Fargo & Co............................................  36,000    1,733,760
                                                                     ------------
                                                                        5,932,760
                                                                     ------------
Beverages (4.4%)
Anheuser-Busch Cos., Inc....................................  70,000    3,542,000
Coca-Cola Co................................................  90,000    4,316,400
                                                                     ------------
                                                                        7,858,400
                                                                     ------------
Chemicals (0.9%)
Air Products & Chemicals, Inc...............................  40,000    1,680,400
                                                                     ------------
Commercial Services & Supplies (3.0%)
Cintas Corp.................................................  20,000      838,400
Concord EFS, Inc. (b).......................................  40,000      635,200
First Data Corp.............................................  76,000    2,124,200
Waste Management, Inc.......................................  80,000    1,865,600
                                                                     ------------
                                                                        5,463,400
                                                                     ------------
Computers & Peripherals (3.7%)
Dell Computer Corp. (b)..................................... 160,000    3,761,600
IBM Corp....................................................  50,000    2,919,500
                                                                     ------------
                                                                        6,681,100
                                                                     ------------
Diversified Financials (4.6%)
American Express Co.........................................  80,000    2,494,400
Capital One Financial Corp..................................  76,000    2,653,920
Fannie Mae..................................................  23,000    1,369,420
Principal Financial Group, Inc. (b).........................  65,000    1,701,700
                                                                     ------------
                                                                        8,219,440
                                                                     ------------
Electronic Components (2.2%)
3M Co.......................................................  20,000    2,199,400
Applied Materials, Inc. (b)................................. 155,000    1,790,250
                                                                     ------------
                                                                        3,989,650
                                                                     ------------
Energy Equipment & Services (0.8%)
Transocean, Inc.............................................  70,000    1,456,000
                                                                     ------------
Food & Drug Retailing (1.6%)
Sysco Corp.................................................. 100,000    2,839,000
                                                                     ------------
Food Products (0.5%)
Kraft Foods, Inc............................................  25,000      911,500
                                                                     ------------
Health Care Equipment & Supplies (6.5%)
Baxter International, Inc...................................  46,000    1,405,300
Boston Scientific Corp. (b)................................. 140,000    4,418,400
Medtronic, Inc..............................................  80,000    3,369,600
Stryker Corp................................................  43,400    2,499,840
                                                                     ------------
                                                                       11,693,140
                                                                     ------------

                                                             Shares     Value
                                                             ------- ------------
Common Stocks, continued
Health Care Providers & Services (10.3%)
AmerisourceBergen Corp......................................  35,000 $  2,499,700
HCA, Inc....................................................  70,000    3,332,700
Quest Diagnostics, Inc. (b).................................  37,000    2,276,610
Tenet Healthcare Corp. (b)..................................  94,000    4,653,000
UnitedHealth Group, Inc.....................................  32,500    2,834,650
Wellpoint Health Networks, Inc. (b).........................  39,000    2,858,700
                                                                     ------------
                                                                       18,455,360
                                                                     ------------
Hotels Restaurants & Leisure (1.0%)
YUM! Brands, Inc. (b).......................................  65,000    1,801,150
                                                                     ------------
Household Products (2.5%)
Procter & Gamble Co.........................................  51,000    4,558,380
                                                                     ------------
Industrial Conglomerates (4.1%)
General Electric Co......................................... 230,000    5,669,500
Tyco International Ltd...................................... 126,000    1,776,600
                                                                     ------------
                                                                        7,446,100
                                                                     ------------
Insurance (2.7%)
AFLAC, Inc..................................................  80,000    2,455,200
American International Group, Inc...........................  45,000    2,461,500
                                                                     ------------
                                                                        4,916,700
                                                                     ------------
Internet & Catalog Retail (1.4%)
eBay, Inc. (b)..............................................  47,000    2,482,070
                                                                     ------------
IT Consulting & Services (1.4%)
Affiliated Computer Services, Inc. (b)......................  60,000    2,553,000
                                                                     ------------
Multiline Retail (3.7%)
Kohl's Corp. (b)............................................  40,000    2,432,400
Wal-Mart Stores, Inc........................................  87,550    4,310,962
                                                                     ------------
                                                                        6,743,362
                                                                     ------------
Pharmaceuticals (11.6%)
Abbott Laboratories.........................................  40,000    1,616,000
Eli Lilly and Co............................................  43,000    2,379,620
Forest Laboratories, Inc. (b)...............................  60,000    4,920,600
Johnson & Johnson........................................... 103,000    5,570,240
Pfizer, Inc................................................. 116,850    3,390,987
Wyeth.......................................................  90,000    2,862,000
                                                                     ------------
                                                                       20,739,447
                                                                     ------------
Road & Rail (1.3%)
Union Pacific Corp..........................................  40,000    2,314,800
                                                                     ------------
Semiconductor Equipment & Products (2.9%)
Intel Corp.................................................. 240,000    3,333,600
Texas Instruments, Inc...................................... 130,000    1,920,100
                                                                     ------------
                                                                        5,253,700
                                                                     ------------
Software (7.2%)
Electronic Arts, Inc. (b)...................................  60,000    3,957,600
Intuit, Inc. (b)............................................  83,000    3,778,990
Microsoft Corp. (b)......................................... 120,000    5,248,800
                                                                     ------------
                                                                       12,985,390
                                                                     ------------
Specialty Retail (7.7%)
AutoZone, Inc. (b)..........................................  33,000    2,602,380
Bed Bath & Beyond, Inc. (b).................................  90,000    2,931,300
Home Depot, Inc.............................................  90,000    2,349,000
Limited, Inc................................................  70,000    1,003,800
Lowe's Companies, Inc....................................... 120,000    4,968,000
                                                                     ------------
                                                                       13,854,480
                                                                     ------------

                                   Continued

Large Company Growth Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2002

                                                              Shares       Value
                                                             --------- ------------
Common Stocks, continued
Tobacco (0.8%)
Philip Morris Companies, Inc................................    39,000 $  1,513,200
                                                                       ------------
 Total Common Stocks                                                    176,882,339
                                                                       ------------
Investment Company (3.4%)
Federated Prime Cash Obligation Fund........................ 6,104,799    6,104,799
                                                                       ------------
Total Investments (Cost $196,910,275)(a) -- 101.5%                      182,987,138
Liabilities in excess of other assets -- (1.5)%.............             (2,736,496)
                                                                       ------------
Net Assets -- 100.0%........................................           $180,250,642
                                                                       ============

--------
(a)Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $303,003. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation..................................... $ 11,565,795
   Unrealized depreciation.....................................  (25,791,935)
                                                                ------------
   Net unrealized depreciation................................. $(14,226,140)
                                                                ============

(b)Represents non-income producing securities.

              See accompanying notes to the financial statements.

Mid Cap Value Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2002


                                                             Shares     Value
                                                             ------- -----------
Common Stocks (98.5%)
Aerospace & Defense (5.3%)
Goodrich Corp...............................................  44,000 $   830,720
Honeywell International, Inc................................  35,000     758,100
L-3 Communications Holdings, Inc. (b).......................  22,000   1,159,400
Northrop Grumman Corp.......................................  17,000   2,108,680
                                                                     -----------
                                                                       4,856,900
                                                                     -----------
Banks (8.4%)
AmSouth Bancorp ............................................  60,000   1,244,400
Commerce Bancshares, Inc....................................  25,000     976,750
Compass Bancshares, Inc.....................................  60,000   1,769,400
Mercantile Bankshares Corp..................................  47,000   1,793,990
SouthTrust Corp.............................................  40,000     970,000
SunTrust Banks, Inc.........................................  15,000     922,200
                                                                     -----------
                                                                       7,676,740
                                                                     -----------
Building Products (0.3%)
Griffon Corp. (b)...........................................  30,000     319,500
                                                                     -----------
Chemicals (5.9%)
Albemarle Corp..............................................  40,000   1,011,600
E.I. DuPont de Nemours & Co.................................  30,000   1,082,100
Engelhard Corp. (b).........................................  38,000     905,540
Olin Corp...................................................  60,000     982,800
Praxair, Inc................................................  28,000   1,431,080
                                                                     -----------
                                                                       5,413,120
                                                                     -----------
Commercial Services & Supplies (3.0%)
Banta Corp..................................................  27,000     958,500
Factset Research Systems, Inc...............................  19,000     504,450
R.R. Donnelley & Sons Co. (b)...............................  30,000     705,300
Viad Corp...................................................  28,000     572,040
                                                                     -----------
                                                                       2,740,290
                                                                     -----------
Communications Equipment (0.8%)
Andrew Corp. (b)............................................  80,000     524,000
Harmonic, Inc. (b).......................................... 127,000     222,250
                                                                     -----------
                                                                         746,250
                                                                     -----------
Construction Materials (0.9%)
Martin Marietta Materials, Inc..............................  25,000     814,250
                                                                     -----------
Containers & Packaging (1.0%)
Sonoco Products Co..........................................  42,000     895,020
                                                                     -----------
Diversified Financials (0.7%)
Edwards (A.G.), Inc.........................................  20,000     639,600
                                                                     -----------
Diversified Telecommunication Services (1.8%)
ALLTEL Corp.................................................  40,000   1,605,200
                                                                     -----------
Electric Utilities (2.6%)
Alliant Energy Corp.........................................  42,000     808,500
FPL Group, Inc..............................................  30,000   1,614,000
                                                                     -----------
                                                                       2,422,500
                                                                     -----------
Electrical Equipment (0.9%)
American Power Conversion Corp. (b).........................  90,000     860,400
                                                                     -----------
Electronic Equipment & Instruments (0.5%)
Avnet, Inc..................................................  40,000     431,600
                                                                     -----------
Energy Equipment & Services (0.9%)
Tidewater, Inc..............................................  32,000     863,680
                                                                     -----------
Food & Drug Retailing (2.5%)
Longs Drug Stores Corp......................................  30,000     692,700
Ruddick Corp................................................  33,000     501,270
SUPERVALU, Inc..............................................  70,000   1,130,500
                                                                     -----------
                                                                       2,324,470
                                                                     -----------

                                                             Shares    Value
                                                             ------ -----------
Common Stocks, continued
Food Products (1.8%)
ConAgra, Inc................................................ 40,000 $   994,000
Heinz (H.J.) Co............................................. 20,000     667,400
                                                                    -----------
                                                                      1,661,400
                                                                    -----------
Gas Utilities (4.6%)
National Fuel Gas Co........................................ 35,000     695,450
New Jersey Resources Corp................................... 30,000     987,000
NiSource, Inc............................................... 45,000     775,350
Northwest Natural Gas Co.................................... 34,000     998,240
Piedmont Natural Gas Company, Inc........................... 20,000     709,400
                                                                    -----------
                                                                      4,165,440
                                                                    -----------
Health Care (1.0%)
AdvancePCS (b).............................................. 40,000     901,200
                                                                    -----------
Health Care Equipment & Supplies (4.5%)
Arrow International, Inc.................................... 20,000     643,400
Becton, Dickinson & Co...................................... 53,000   1,505,200
C.R. Bard, Inc. (b)......................................... 20,000   1,092,600
West Pharmaceutical Services, Inc........................... 43,000     921,060
                                                                    -----------
                                                                      4,162,260
                                                                    -----------
Health Care Providers & Services (0.4%)
HEALTHSOUTH Corp. (b)....................................... 90,000     373,500
                                                                    -----------
Household Durables (1.2%)
American Greetings Corp..................................... 66,000   1,062,600
                                                                    -----------
Insurance (6.8%)
Allstate Corp............................................... 33,000   1,173,150
Ambac Financial Group, Inc.................................. 10,000     538,900
Erie Indemnity Co........................................... 15,000     624,900
First American Corp......................................... 48,000     980,640
Jefferson-Pilot Corp........................................ 73,000   2,927,300
                                                                    -----------
                                                                      6,244,890
                                                                    -----------
Investment Advisory Service (1.0%)
John Nuveen Co. -- Class A.................................. 40,000     910,000
                                                                    -----------
IT Consulting & Services (0.4%)
Electronic Data Systems Corp................................ 25,000     349,500
                                                                    -----------
Machinery (6.5%)
Lincoln Electric Holdings, Inc.............................. 50,000   1,106,550
Pall Corp................................................... 40,000     631,600
Parker-Hannifin Corp........................................ 30,000   1,146,300
SPX Corp. (b)............................................... 17,000   1,715,300
Stewart & Stevenson Services, Inc........................... 70,000     685,510
Timken Co................................................... 42,000     703,500
                                                                    -----------
                                                                      5,988,760
                                                                    -----------
Media (6.9%)
Cox Communications, Inc. (b)................................ 32,000     786,880
Knight-Ridder, Inc.......................................... 20,000   1,128,200
Macrovision Corp............................................ 50,000     611,500
McGraw-Hill Companies, Inc.................................. 25,000   1,530,500
Media General, Inc. -- Class A.............................. 20,000   1,017,000
Tribune Co.................................................. 30,000   1,254,300
                                                                    -----------
                                                                      6,328,380
                                                                    -----------
Metals & Mining (1.8%)
Worthington Industries, Inc................................. 90,000   1,683,000
                                                                    -----------
Multi-Utilities & Unregulated Power (0.6%)
Duke Energy Corp............................................ 30,000     586,500
                                                                    -----------

                                   Continued

Mid Cap Value Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2002

                                                             Shares    Value
                                                             ------ -----------
Common Stocks, continued
Oil & Gas (6.1%)
Burlington Resources, Inc................................... 28,000 $ 1,074,080
EOG Resources, Inc.......................................... 16,000     575,360
Kerr-McGee Corp............................................. 50,000   2,172,000
Murphy Oil Corp............................................. 10,000     820,700
Sunoco, Inc................................................. 30,000     904,800
                                                                    -----------
                                                                      5,546,940
                                                                    -----------
Paper & Forest Products (1.4%)
Rayonier, Inc............................................... 30,000   1,257,300
                                                                    -----------
Pharmaceuticals (3.8%)
Alpharma, Inc. -- Class A................................... 65,000     624,000
Mylan Laboratories, Inc..................................... 30,000     982,200
Perrigo Co. (b)............................................. 92,000     977,960
Watson Pharmaceuticals, Inc. (b)............................ 35,000     857,850
                                                                    -----------
                                                                      3,442,010
                                                                    -----------
Real Estate (3.8%)
Equity Inns, Inc............................................ 70,000     434,000
Gables Residential Trust.................................... 24,000     641,040
ProLogis Trust.............................................. 35,000     871,850
Sovran Self Storage, Inc.................................... 50,000   1,521,000
                                                                    -----------
                                                                      3,467,890
                                                                    -----------
Road & Rail (1.0%)
Burlington Northern Santa Fe Corp........................... 40,000     956,800
                                                                    -----------
Semiconductor Equipment & Products (0.7%)
National Semiconductor Corp. (b)............................ 50,000     597,000
                                                                    -----------

                                                              Shares      Value
                                                             --------- -----------
Common Stocks, continued
Specialty Retail (1.8%)
Cato Corp...................................................    42,000 $   797,160
Circuit City Group..........................................    54,000     818,100
                                                                       -----------
                                                                         1,615,260
                                                                       -----------
Tobacco (1.6%)
UST, Inc....................................................    52,000   1,466,920
                                                                       -----------
Trading Companies & Distributors (1.9%)
Genuine Parts Co............................................    57,000   1,746,480
                                                                       -----------
Water Utilities (2.8%)
American States Water Co....................................    37,500     983,250
American Water Works Company, Inc...........................    35,000   1,563,100
                                                                       -----------
                                                                         2,546,350
                                                                       -----------
Wireless Telecommunication Services (0.6%)
Wireless Facilities, Inc. (b)...............................   119,000     527,170
                                                                       -----------
 Total Common Stocks                                                    90,197,070
                                                                       -----------
Investment Company (1.6%)
Federated Prime Cash Obligation Fund........................ 1,419,665   1,419,665
                                                                       -----------
Total Investments (Cost $94,723,397)(a) -- 100.1%                       91,616,735
Liabilities in excess of other assets -- (0.1)%.............               (75,558)
                                                                       -----------
Net Assets -- 100.0%........................................           $91,541,177
                                                                       ===========

--------
(a)Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation..................................... $ 10,845,024
   Unrealized depreciation.....................................  (13,951,686)
                                                                ------------
   Net unrealized depreciation................................. $ (3,106,662)
                                                                ============

(b)Represents non-income producing securities.

              See accompanying notes to the financial statements.

Mid Cap Growth Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2002


                                                             Shares    Value
                                                             ------ -----------
Common Stocks (95.3%)
Aerospace & Defense (1.2%)
L-3 Communications Holdings, Inc. (b)....................... 18,000 $   948,600
                                                                    -----------
Banks (1.3%)
North Fork Bancorporation, Inc.............................. 27,000   1,021,680
                                                                    -----------
Beverages (0.9%)
The Pepsi Bottling Group, Inc............................... 28,000     655,200
                                                                    -----------
Biotechnology (4.0%)
Cephalon, Inc. (b).......................................... 15,000     612,300
Gilead Sciences, Inc. (b)................................... 51,000   1,710,030
Millennium Pharmaceuticals, Inc. (b)........................ 76,000     708,320
                                                                    -----------
                                                                      3,030,650
                                                                    -----------
Commercial Services & Supplies (9.2%)
Apollo Group, Inc. -- Class A (b)........................... 39,000   1,693,770
Career Education Corp. (b).................................. 43,000   2,064,344
ChoicePoint, Inc. (b)....................................... 24,000     855,360
Corinthian Colleges, Inc. (b)............................... 24,000     905,760
Education Management Corp. (b).............................. 18,500     818,995
Fiserv, Inc. (b)............................................ 22,500     631,800
                                                                    -----------
                                                                      6,970,029
                                                                    -----------
Communications Equipment (2.2%)
Harris Corp................................................. 49,000   1,641,010
                                                                    -----------
Construction & Engineering (1.1%)
Jacobs Engineering Group, Inc. (b).......................... 27,000     833,760
                                                                    -----------
Diversified Financials (4.2%)
Bear Stearns Companies, Inc................................. 31,500   1,776,600
Federated Investors, Inc.................................... 24,000     647,760
Legg Mason, Inc............................................. 17,700     753,312
                                                                    -----------
                                                                      3,177,672
                                                                    -----------
Electronic Components -- Semiconductors (1.0%)
Marvell Technology Group Ltd. (b)........................... 50,000     792,500
                                                                    -----------
Energy Equipment & Services (3.5%)
Cooper Cameron Corp. (b).................................... 19,000     793,440
Patterson-UTI Energy, Inc. (b).............................. 40,600   1,035,706
Smith International, Inc. (b)............................... 28,000     820,680
                                                                    -----------
                                                                      2,649,826
                                                                    -----------
Food & Drug Retailing (1.0%)
Whole Foods Market, Inc. (b)................................ 18,500     792,540
                                                                    -----------
Health Care Equipment & Supplies (1.9%)
Varian Medical Systems, Inc. (b)............................ 33,000   1,418,670
                                                                    -----------
Health Care Providers & Services (17.1%)
Anthem, Inc. (b)............................................ 20,000   1,300,000
Caremark Rx, Inc. (b)....................................... 96,000   1,632,000
First Health Group Corp. (b)................................ 47,000   1,274,640
Henry Schein, Inc. (b)...................................... 31,000   1,635,250
Laboratory Corporation of America Holdings (b).............. 22,500     760,050
Omnicare, Inc............................................... 51,000   1,077,120
Patterson Dental Co. (b).................................... 26,000   1,330,680
Quest Diagnostics, Inc. (b)................................. 13,000     799,890
Triad Hospitals, Inc. (b)................................... 20,000     759,000
Universal Health Services, Inc. -- Class B (b).............. 18,400     941,160
Wellpoint Health Networks, Inc. (b)......................... 22,000   1,612,600
                                                                    -----------
                                                                     13,122,390
                                                                    -----------
Hotels Restaurants & Leisure (1.4%)
Brinker International, Inc. (b)............................. 40,500   1,048,950
                                                                    -----------

                                                             Shares     Value
                                                             ------- -----------
Common Stocks, continued
Household Durables (2.7%)
Lennar Corp.................................................  16,000 $   892,480
NVR, Inc. (b)...............................................   3,900   1,169,337
                                                                     -----------
                                                                       2,061,817
                                                                     -----------
Insurance (1.9%)
Willis Group Holdings Ltd. (b)..............................  43,000   1,440,070
                                                                     -----------
IT Consulting & Services (2.4%)
Affiliated Computer Services, Inc. (b)......................  28,000   1,191,400
SunGard Data Systems, Inc. (b)..............................  32,000     622,400
                                                                     -----------
                                                                       1,813,800
                                                                     -----------
Media (3.1%)
Cox Radio, Inc. -- Class A (b)..............................  28,500     745,560
Harte-Hanks, Inc............................................  38,000     707,180
Westwood One, Inc...........................................  26,000     929,500
                                                                     -----------
                                                                       2,382,240
                                                                     -----------
Medical Equipment & Supplies (1.0%)
Zimmer Holdings, Inc. (b)...................................  19,500     747,630
                                                                     -----------
Medical Instruments (2.0%)
Biomet, Inc.................................................  26,500     705,695
DENTSPLY International, Inc.................................  20,000     803,400
                                                                     -----------
                                                                       1,509,095
                                                                     -----------
Multiline Retail (3.0%)
Big Lots, Inc. (b)..........................................  93,000   1,472,190
Family Dollar Stores, Inc...................................  30,000     806,400
                                                                     -----------
                                                                       2,278,590
                                                                     -----------
Personal Products (1.0%)
Alberto-Culver Co. -- Class B...............................  15,500     759,965
                                                                     -----------
Pharmaceuticals (3.2%)
Forest Laboratories, Inc. (b)...............................  15,000   1,230,150
Teva Pharmaceutical Industries Ltd..........................  17,500   1,172,500
                                                                     -----------
                                                                       2,402,650
                                                                     -----------
Semiconductor Equipment & Products (1.2%)
Microchip Technology, Inc. (b)..............................  46,000     940,700
                                                                     -----------
Software (6.1%)
Activision, Inc. (b)........................................  46,000   1,100,780
Electronic Arts, Inc. (b)...................................  29,500   1,945,820
Symantec Corp. (b)..........................................  48,500   1,632,995
                                                                     -----------
                                                                       4,679,595
                                                                     -----------
Specialty Retail (14.5%)
Advance Auto Parts, Inc. (b)................................  16,000     843,840
AutoZone, Inc. (b)..........................................  11,700     922,662
Bed Bath & Beyond, Inc. (b).................................  26,000     846,820
CDW Computer Centers, Inc. (b)..............................  18,500     783,660
Michaels Stores, Inc. (b)...................................  31,000   1,416,700
O'Reilly Automotive, Inc. (b)...............................  42,500   1,216,350
PETsMART, Inc. (b).......................................... 107,000   1,905,670
Pier 1 Imports, Inc.........................................  39,000     743,730
Rent-A-Center, Inc. (b).....................................  21,000   1,090,950
Ross Stores, Inc............................................  35,000   1,247,400
                                                                     -----------
                                                                      11,017,782
                                                                     -----------
Textiles Apparel & Luxury Goods (1.1%)
Coach, Inc. (b).............................................  33,400     855,040
                                                                     -----------
Trading Companies & Distributors (0.9%)
Fastenal Co.................................................  22,000     694,760
                                                                     -----------

                                   Continued

Mid Cap Growth Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2002

                                                              Shares      Value
                                                             --------- -----------
Common Stocks, continued
Wireless Telecommunication Services (1.2%)
Nextel Communications, Inc. -- Class A (b)..................   123,000 $   928,650
                                                                       -----------
 Total Common Stocks                                                    72,615,861
                                                                       -----------
Investment Company (3.6%)
Federated Prime Cash Obligation Fund........................ 2,716,783   2,716,783
                                                                       -----------
Total Investments (Cost $73,751,091) (a) -- 98.9%                       75,332,644
Other assets in excess of liabilities -- 1.1%...............               826,049
                                                                       -----------
Net Assets -- 100.0%........................................           $76,158,693
                                                                       ===========

--------
(a)Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation..................................... $ 6,669,363
   Unrealized depreciation.....................................  (5,087,810)
                                                                -----------
   Net unrealized appreciation................................. $ 1,581,553
                                                                ===========

(b)Represents non-income producing securities.

              See accompanying notes to the financial statements.

Small Company Growth Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2002


                                                   Shares    Value
                                                   ------ ------------
         Common Stocks (96.1%)
         Aerospace & Defense (3.2%)
         Herley Industries, Inc (b)............... 76,065 $  1,412,527
         Invision Technologies, Inc. (b).......... 60,000    1,920,600
                                                          ------------
                                                             3,333,127
                                                          ------------
         Auto Components (0.5%)
         American Axle & Manufacturing Holdings,
          Inc. (b)................................ 20,000      499,600
                                                          ------------
         Banks (4.8%)
         Hudson United Bancorp.................... 18,200      484,120
         Prosperity Bancshares, Inc............... 54,400      926,432
         Provident Bankshares Corp................ 54,500    1,176,110
         Seacoast Financial Services Corp......... 55,900    1,121,913
         Staten Island Bancorp, Inc............... 14,800      257,520
         United Bankshares, Inc................... 37,100    1,076,271
                                                          ------------
                                                             5,042,366
                                                          ------------
         Beverages (2.9%)
         Adolph Coors Co.......................... 40,000    2,252,000
         Cott Corp. (b)........................... 52,500      795,375
                                                          ------------
                                                             3,047,375
                                                          ------------
         Biotechnology (2.3%)
         Neurocrine Biosciences, Inc. (b)......... 28,500    1,168,500
         Trimeris, Inc. (b)....................... 27,700    1,236,805
                                                          ------------
                                                             2,405,305
                                                          ------------
         Building Products (2.2%)
         American Woodmark Corp................... 24,500    1,243,130
         Trex Company, Inc. (b)................... 39,100    1,068,994
                                                          ------------
                                                             2,312,124
                                                          ------------
         Chemicals (0.4%)
         Airgas, Inc. (b)......................... 29,700      389,961
                                                          ------------
         Commercial Services & Supplies (7.9%)
         Career Education Corp. (b)............... 24,900    1,195,399
         Coinstar, Inc. (b)....................... 35,800      922,924
         Corinthian Colleges, Inc. (b)............ 27,000    1,018,980
         FTI Consulting, Inc. (b)................. 29,100    1,157,016
         Right Management Consultants, Inc. (b)... 95,400    2,350,656
         Stericycle, Inc. (b)..................... 53,000    1,797,760
                                                          ------------
                                                             8,442,735
                                                          ------------
         Computers & Peripherals (1.1%)
         Neoware Systems Inc. (b)................. 85,000    1,194,250
                                                          ------------
         Diversified Financials (1.2%)
         New Century Financial Corp............... 55,000    1,287,000
                                                          ------------
         Electronic Equipment & Instruments (3.5%)
         FLIR Systems, Inc. (b)................... 40,000    1,399,600
         Millipore Corp........................... 40,000    1,271,600
         Varian, Inc. (b)......................... 38,000    1,049,180
                                                          ------------
                                                             3,720,380
                                                          ------------
         Energy Equipment & Services (5.0%)
         Gulfmark Offshore, Inc. (b).............. 29,700      513,810
         National-Oilwell, Inc. (b)............... 43,400      841,092
         Oceaneering International, Inc. (b)...... 50,400    1,282,680
         Patterson-UTI Energy, Inc. (b)........... 53,800    1,372,438
         Pride International, Inc. (b)............ 95,000    1,235,000
                                                          ------------
                                                             5,245,020
                                                          ------------

                                                       Shares     Value
                                                       ------- ------------
     Common Stocks, continued
     Food & Drug Retailing (3.4%)
     Performance Food Group Co. (b)...................  59,000 $  2,003,640
     United Natural Foods, Inc. (b)...................  71,000    1,635,130
                                                               ------------
                                                                  3,638,770
                                                               ------------
     Health Care Equipment & Supplies (2.4%)
     Ocular Sciences, Inc. (b)........................  55,000    1,284,800
     Respironics, Inc. (b)............................  40,000    1,280,400
                                                               ------------
                                                                  2,565,200
                                                               ------------
     Health Care Providers & Services (11.7%)
     Accredo Health, Inc. (b).........................  20,500      977,440
     Amsurg Corp. (b).................................  40,000    1,206,800
     Henry Schein, Inc. (b)...........................  20,200    1,065,550
     Labone, Inc. (b).................................  52,100      841,936
     LifePoint Hospitals, Inc. (b)....................  45,000    1,403,460
     Medcath Corp. (b)................................  60,600      684,780
     Medical Resources, Inc. (b)......................     269            2
     Mim Corp. (b)....................................  87,500      826,875
     Priority Healthcare Corp., Series B (b)..........  74,000    1,864,799
     RehabCare Group, Inc. (b)........................  53,200    1,230,516
     United Surgical Partners International, Inc. (b).  70,000    1,547,000
     VitalWorks, Inc. (b)............................. 122,000      886,940
                                                               ------------
                                                                 12,536,098
                                                               ------------
     Hotels Restaurants & Leisure (7.4%)
     GTECH Holdings Corp. (b).........................  56,600    1,404,812
     International Speedway Corp......................  27,500    1,092,575
     Krispy Kreme Doughnuts, Inc......................  45,000    1,406,700
     P.F. Chang's China Bistro, Inc. (b)..............  45,000    1,306,350
     RARE Hospitality International, Inc. (b).........  39,900      934,458
     Sonic Corp. (b)..................................  71,000    1,640,100
                                                               ------------
                                                                  7,784,995
                                                               ------------
     Household Durables (1.2%)
     Beazer Homes USA, Inc. (b).......................  20,000    1,221,000
     Vialta, Inc. -- Class A (b)......................       1            1
                                                               ------------
                                                                  1,221,001
                                                               ------------
     Insurance (3.9%)
     Brown & Brown, Inc...............................  35,000    1,050,000
     Hilb, Rogal & Hamilton Co........................  57,000    2,351,250
     Triad Guaranty, Inc. (b).........................  20,800      724,256
                                                               ------------
                                                                  4,125,506
                                                               ------------
     Internet Software & Services (3.0%)
     Altiris, Inc (b).................................  75,000      746,250
     Fidelity National Information Solutions, Inc. (b)  53,900      824,131
     PEC Solutions, Inc. (b)..........................  74,000    1,647,240
                                                               ------------
                                                                  3,217,621
                                                               ------------
     IT Consulting & Services (1.2%)
     CACI International, Inc. -- Class A (b)..........  36,700    1,301,015
                                                               ------------
     Leisure Equipment & Products (2.4%)
     Action Performance Cos, Inc. (b).................  65,381    1,680,292
     Nautilus Group, Inc. (b).........................  42,718      833,001
                                                               ------------
                                                                  2,513,293
                                                               ------------
     Media (0.5%)
     Saga Communications, Inc. (b)....................  28,000      518,000
                                                               ------------
     Oil & Gas (1.2%)
     XTO Energy, Inc..................................  63,800    1,314,918
                                                               ------------

                                   Continued

Small Company Growth Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2002

                                                       Shares    Value
                                                       ------ ------------
      Common Stocks, continued
      Oil & Gas Exploration Products & Services (1.6%)
      Cal Dive International, Inc.(b)................. 37,000 $    746,179
      Landry's Seafood Restaurants, Inc............... 20,000      451,800
      Rowan Cos., Inc. (b)............................ 25,000      466,000
                                                              ------------
                                                                 1,663,979
                                                              ------------
      Pharmaceuticals (5.8%)
      American Pharmaceutical Partners, Inc. (b)...... 60,000      979,800
      Eon Labs, Inc................................... 68,400    1,476,072
      Pharmaceutical Resources, Inc. (b).............. 60,100    1,681,598
      Watson Pharmaceuticals, Inc. (b)................ 80,000    1,960,800
                                                              ------------
                                                                 6,098,270
                                                              ------------
      Road & Rail (3.6%)
      Landstar System, Inc. (b)....................... 50,800    2,490,470
      P.A.M. Transportation Services, Inc. (b)........ 70,500    1,345,140
                                                              ------------
                                                                 3,835,610
                                                              ------------
      Semiconductor Equipment & Products (0.6%)
      Microchip Technology, Inc. (b).................. 30,000      613,500
                                                              ------------
      Software (7.7%)
      Activision, Inc. (b)............................ 78,903    1,888,149
      Fair, Issac & Co., Inc.......................... 37,000    1,209,900
      Kronos, Inc. (b)................................ 51,500    1,268,445
      Take-Two Interactive Software, Inc. (b)......... 68,000    1,972,000
      THQ, Inc. (b)................................... 85,000    1,768,000
                                                              ------------
                                                                 8,106,494
                                                              ------------

                                                     Shares       Value
                                                    --------- ------------
    Common Stocks, continued
    Specialty Retail (2.7%)
    Advance Auto Parts, Inc. (b)...................    27,000 $  1,423,980
    Copart, Inc. (b)...............................    40,000      434,000
    Linens 'N Things, Inc. (b).....................    52,316      961,045
                                                              ------------
                                                                 2,819,025
                                                              ------------
    Transportation Services (0.8%)
    Werner Enterprises, Inc........................    48,000      882,240
                                                              ------------
      Total Common Stocks                                      101,674,778
                                                              ------------
    Exchange Traded Shares (1.0%)
    iShares Trust Russell 2000 Index Fund..........    15,000    1,073,250
                                                              ------------
    Investment Companies (5.5%)
    Federated Government Obligation Fund........... 3,584,425    3,584,425
    Federated Prime Cash Obligation Fund........... 2,216,400    2,216,400
                                                              ------------
      Total Investment Companies                                 5,800,825
                                                              ------------
    Total Investments
     (Cost $111,892,419)(a) -- 102.6%                          108,548,853
    Liabilities in excess of other assets -- (2.6)%             (2,752,587)
                                                              ------------
    Net Assets -- 100.0%...........................           $105,796,266
                                                              ============

--------
(a)Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $244,488. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

                    Unrealized appreciation.... $ 5,774,478
                    Unrealized depreciation....  (9,362,532)
                                                -----------
                    Net unrealized depreciation $(3,588,054)
                                                ===========

(b)Represents non-income producing securities.

              See accompanying notes to the financial statements.

International Equity Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2002


                                                         Shares      Value
                                                        --------- -----------
Common Stocks (97.8%)
Denmark (2.8%)
Beverages (1.9%)
Carlsberg SA -- B......................................    45,438 $ 2,357,871
                                                                  -----------
Commercial Services & Supplies (0.9%)
ISS A/S (b)............................................    38,485   1,159,835
                                                                  -----------
                                                                    3,517,706
                                                                  -----------
France (15.5%)
Auto Components (1.3%)
Valeo SA...............................................    58,354   1,674,197
                                                                  -----------
Banks (1.9%)
Credit Agricole SA.....................................   155,932   2,397,914
                                                                  -----------
Building Products (1.3%)
Compagnie de Saint-Gobain..............................    75,085   1,657,773
                                                                  -----------
Food & Drug Retailing (3.0%)
Carrefour SA...........................................    95,754   3,842,127
                                                                  -----------
Health Care Equipment & Supplies (2.7%)
Essilor International SA...............................    83,376   3,381,717
                                                                  -----------
Oil & Gas (3.1%)
Total Fina Elf SA......................................    29,307   3,858,019
                                                                  -----------
Pharmaceuticals (2.2%)
Aventis SA.............................................    53,975   2,827,205
                                                                  -----------
                                                                   19,638,952
                                                                  -----------
Germany (5.2%)
Banks (1.7%)
Deutsche Bank AG.......................................    49,546   2,267,140
                                                                  -----------
Electric Utilities (1.3%)
E.On AG................................................    34,271   1,615,600
                                                                  -----------
Insurance (1.4%)
Muenchener Rueckversichherungs --  Gesellschaft AG.....    16,994   1,733,262
                                                                  -----------
Semiconductor Equipment & Products (0.8%)
Infineon Technologies AG...............................   182,665     985,682
                                                                  -----------
                                                                    6,601,684
                                                                  -----------
Great Britain (19.7%)
Aerospace & Defense (1.2%)
BAE Systems PLC........................................   508,405   1,535,074
                                                                  -----------
Banking & Finance (1.0%)
Legal & General Group PLC..............................   957,450   1,302,418
                                                                  -----------
Banks (1.8%)
Lloyds TSB Group PLC...................................   306,298   2,261,508
                                                                  -----------
Electric Utilities (1.7%)
Scottish Power PLC.....................................   393,316   2,132,378
                                                                  -----------
Food Products (2.8%)
Unilever PLC...........................................   395,582   3,589,472
                                                                  -----------
Media (2.1%)
British Sky Broadcasting Group PLC (b).................   333,317   2,686,393
                                                                  -----------
Oil & Gas (4.8%)
BP PLC.................................................   895,165   5,982,881
                                                                  -----------
Pharmaceuticals (3.0%)
GlaxoSmithKline PLC....................................   197,556   3,821,322
                                                                  -----------
Wireless Telecommunication Services (1.3%)
mmO2 PLC (b)........................................... 2,703,224   1,700,436
                                                                  -----------
                                                                   25,011,882
                                                                  -----------

                                                        Shares     Value
                                                        ------- -----------
Common Stocks, continued
Greece (0.1%)
Gaming / Hotels (0.1%)
Greek Organization of Football Prognostics.............   8,989 $    85,995
                                                                -----------
Japan (20.6%)
Diversified Financials (2.0%)
Nomura Holdings, Inc................................... 190,000   2,497,125
                                                                -----------
Diversified Telecommunication Services (1.9%)
Nippon Telegraph and Telephone Corp....................     730   2,428,536
                                                                -----------
Electronic Equipment & Instruments (2.1%)
Kyocera Corp...........................................  39,100   2,617,587
                                                                -----------
Gas Utilities (1.7%)
Tokyo Gas Company, Ltd. (b)............................ 755,000   2,207,820
                                                                -----------
Household Durables (1.9%)
Sekisui House, Ltd..................................... 328,000   2,449,088
                                                                -----------
Machinery (1.1%)
Amada Company, Ltd..................................... 379,000   1,432,068
                                                                -----------
Multiline Retail (2.0%)
ITO-Yokado Company, Ltd................................  64,000   2,512,896
                                                                -----------
Pharmaceuticals (2.7%)
Takeda Chemical Industries, Ltd........................  85,000   3,428,209
                                                                -----------
Real Estate (1.5%)
Mitsubishi Estate Company, Ltd. (b).................... 233,000   1,862,239
                                                                -----------
Specialty Retail (1.2%)
Autobacs Seven Company, Ltd. (b).......................  58,200   1,553,721
                                                                -----------
Trading Companies & Distributors (2.5%)
Mitsubishi Corp........................................ 465,000   3,124,446
                                                                -----------
                                                                 26,113,735
                                                                -----------
Korea (1.7%)
Multiline Retail (1.7%)
Shinsegae Company, Ltd.................................  14,000   2,109,550
                                                                -----------
Netherlands (9.7%)
Air Freight & Logistics (1.9%)
TNT Post Group NV...................................... 145,844   2,444,574
                                                                -----------
Diversified Financials (1.9%)
ING Groep NV........................................... 176,592   2,445,107
                                                                -----------
Diversified Telecommunication Services (2.5%)
Koninklijke (Royal) KPN NV (b)......................... 600,282   3,114,608
                                                                -----------
Media (3.4%)
Reed Elsevier NV....................................... 363,223   4,339,988
                                                                -----------
                                                                 12,344,277
                                                                -----------
Singapore (2.5%)
Banks (2.5%)
DBS Group Holdings, Ltd................................ 504,193   3,177,270
                                                                -----------
South Africa (1.5%)
Metals & Mining (1.5%)
Gold Fields Ltd........................................ 148,283   1,913,188
                                                                -----------
Spain (3.4%)
Diversified Telecommunication Services (2.0%)
Telefonica SA (b)...................................... 342,773   2,554,269
                                                                -----------
Electric Utilities (1.4%)
Iberdrola SA (b)....................................... 134,999   1,747,796
                                                                -----------
                                                                  4,302,065
                                                                -----------


                                   Continued

International Equity Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2002

                                                        Shares     Value
                                                        ------- ------------
Common Stocks, continued
Sweden (4.5%)
Building Products (2.2%)
Assa Abloy AB.......................................... 283,014 $  2,746,968
                                                                ------------
Commercial Services & Supplies (2.3%)
Securitas AB........................................... 242,520    3,007,797
                                                                ------------
                                                                   5,754,765
                                                                ------------
Switzerland (9.3%)
Banks (2.3%)
UBS AG (b).............................................  71,433    2,972,334
                                                                ------------
Chemicals (2.1%)
Syngenta AG............................................  49,555    2,704,468
                                                                ------------
Commercial Services & Supplies (1.2%)
Adecco SA..............................................  43,535    1,473,133
                                                                ------------
Pharmaceuticals (3.7%)
Roche Holding AG.......................................  68,754    4,650,649
                                                                ------------
                                                                  11,800,584
                                                                ------------

                                                         Shares       Value
                                                        --------- ------------
Common Stocks, continued
Thailand (1.3%)
Banks (1.3%)
Bangkok Bank (b)....................................... 1,364,781 $  1,672,062
                                                                  ------------
 Total Common Stocks                                               124,043,715
                                                                  ------------
Rights (0.1%)
Legal & General Group PLC..............................   248,937      107,657
                                                                  ------------
Investment Company (2.1%)
Bank of New York, Brussels............................. 2,689,221    2,689,221
                                                                  ------------
Total Investments (Cost $150,982,786)(a) -- 100%                   126,840,593
Liabilities in excess of other assets -- 0.0%..........                (35,645)
                                                                  ------------
Net Assets -- 100.0%...................................           $126,804,948
                                                                  ============

--------
(a)Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $2,567,697. Cost for federal income tax purposes differs from value by unrealized depreciation of securities as follows:

                  Unrealized appreciation....... $  2,843,620
                  Unrealized depreciation....... $(29,553,510)
                                                 ------------
                  Net unrealized depreciation... $(26,709,890)
                                                 ============

(b)Represents non-income producing securities.

   At September 30, 2002, the Fund's foreign currency exchange contracts were as follows:

                                                              Unrealized
                                Delivery  Contract  Market   Appreciation
     Currency                     Date     Value    Value   (Depreciation)
     --------                   --------- -------- -------- --------------
     Short
     Euro...................... 10/2/2002 $407,152 $407,156     $    4
                                --------- -------- --------     ------
        Total Short Contracts..           $407,152 $407,156     $    4
                                          ======== ========     ======

     Long
     Japanese Yen.............. 10/1/2002 $567,203 $570,092     $2,889
     Singapore Dollar.......... 10/1/2002  289,723  289,755         32
                                --------- -------- --------     ------
        Total Long Contracts...           $856,926 $859,847     $2,921
                                          ======== ========     ======

              See accompanying notes to the financial statements.

Short U.S. Government Income Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2002



                                                        Principal
                                                         Amount       Value
                                                        ---------- -----------
Asset Backed Securities (5.4%)
Financial Services (2.9%)
MBNA Master Credit Card Trust, Series 1997-I, Class
 A, 6.55%, 1/15/07..................................... $5,000,000 $ 5,399,811
                                                                   -----------
Utilities (2.5%)
PSE&G Transition Funding LLC, Series 2001-1, Class
 A2, 5.74%, 3/15/07....................................  4,547,756   4,763,814
                                                                   -----------
 Total Asset Backed Securities                                      10,163,625
                                                                   -----------
Corporate Bonds (7.5%)
Building/Construction Products (1.7%)
Vulcan Materials Co., 5.75%, 4/1/04....................  3,000,000   3,135,387
                                                                   -----------
Financial Services (4.4%)
General Electric Capital Corp., 5.38%, 3/15/07.........  2,000,000   2,143,726
Morgan Stanley Dean Witter, Inc., 7.13%, 8/15/03.......  3,000,000   3,133,092
Verizon Global Funding Corp., 6.75%, 12/1/05...........  3,000,000   3,162,513
                                                                   -----------
                                                                     8,439,331
                                                                   -----------
Petroleum Refining (1.4%)
ChevronTexaco Capital Co., 3.50%, 9/17/07..............  2,500,000   2,537,715
                                                                   -----------
 Total Corporate Bonds                                              14,112,433
                                                                   -----------
Mortgage-Backed Securities (31.4%)
Federal Home Loan Mortgage Corp. (8.7%)
5.00%, 12/1/08, Pool # M80714..........................  4,700,913   4,799,517
6.50%, 5/1/13, Pool # E00548...........................  2,048,278   2,149,618
6.00%, 9/1/16, Pool # E01049...........................  5,618,646   5,839,556
6.00%, 11/15/16, Series 2103, Class PY, CMO............  3,107,385   3,125,365
6.25%, 1/15/20, Series 1583, Class G, CMO..............    341,945     342,055
                                                                   -----------
                                                                    16,256,111
                                                                   -----------
Federal National Mortgage Assoc. (22.7%)
6.50%, 8/1/13, Pool # 251901...........................  4,525,119   4,749,552
6.00%, 3/1/16, Pool # 253702...........................  3,702,421   3,855,929
6.00%, 4/1/16, Pool # 535846...........................  3,693,935   3,847,091
6.50%, 4/1/16, Pool # 253706...........................  5,206,488   5,455,579
6.00%, 8/1/16, Pool # 545125...........................  2,477,358   2,575,087
6.00%, 2/25/17, Series 2001-29, Class -- GB, CMO.......  5,000,000   5,137,710
6.00%, 7/25/19, Series 1999-27, Class -- CB, CMO.......  4,106,651   4,203,791
6.00%, 10/18/19, Series 1998-46, Class -- PE, CMO......  2,230,921   2,254,483
7.00%, 6/25/21, Series 1999-60 Class -- PB, CMO........    205,382     205,144

                                                        Shares or
                                                        Principal
                                                         Amount       Value
                                                        ---------- ------------
Mortgage-Backed Securities, continued
Federal National Mortgage Assoc., continued
5.00%, 7/25/21, Series 2001-50, Class -- TV, CMO....... $5,000,000 $  5,098,635
6.13%, 12/18/21, Series 1998-24, Class -- QE, CMO......  5,000,000    5,086,988
                                                                   ------------
                                                                     42,469,989
                                                                   ------------
 Total Mortgage-Backed Securities                                    58,726,100
                                                                   ------------
U.S. Government Agencies (38.0%)
Federal Home Loan Bank (2.1%)
5.13%, 9/15/03.........................................    250,000      258,516
4.13%, 1/14/05.........................................  3,500,000    3,650,853
                                                                   ------------
                                                                      3,909,369
                                                                   ------------
Federal Home Loan Mortgage Corp. (16.4%)
7.00%, 2/15/03.........................................  1,500,000    1,529,949
6.38%, 11/15/03........................................  7,000,000    7,364,063
5.00%, 5/15/04.........................................  4,000,000    4,195,108
4.88%, 3/15/07.........................................  6,000,000    6,457,830
4.00%, 9/13/07, Callable 9/13/04 @ 100.................  4,000,000    4,080,560
6.63%, 9/15/09.........................................  6,000,000    7,023,738
                                                                   ------------
                                                                     30,651,248
                                                                   ------------
Federal National Mortgage Assoc. (19.5%)
5.00%, 2/14/03.........................................  7,000,000    7,087,150
4.63%, 5/15/03.........................................  5,000,000    5,094,930
4.00%, 8/15/03.........................................  6,000,000    6,127,308
5.63%, 5/14/04.........................................  4,000,000    4,239,064
6.50%, 8/15/04.........................................  5,500,000    5,951,363
7.00%, 7/15/05.........................................    450,000      504,934
3.13%, 8/15/05, Callable 8/15/03 @ 100.................  4,000,000    4,027,576
6.63%, 9/15/09.........................................  3,000,000    3,508,359
                                                                   ------------
                                                                     36,540,684
                                                                   ------------
 Total U.S. Government Agencies                                      71,101,301
                                                                   ------------
U.S. Treasury Notes (13.9%)
3.88%, 7/31/03.........................................  4,000,000    4,080,468
2.75%, 10/31/03........................................  6,500,000    6,590,389
3.50%, 11/15/06........................................  3,500,000    3,648,750
4.38%, 5/15/07.........................................  5,000,000    5,396,680
3.88%, 1/15/09.........................................  1,647,195    1,852,065
4.88%, 2/15/12.........................................  4,000,000    4,407,032
                                                                   ------------
 Total U.S. Treasury Notes                                           25,975,384
                                                                   ------------
Investment Company (3.4%)
Federated Government Obligations Fund..................  6,349,120    6,349,120
                                                                   ------------
Total Investments (Cost $181,088,052)(a) -- 99.6%                   186,427,963
Other assets in excess of liabilities -- 0.4%..........                 655,127
                                                                   ------------
Net Assets -- 100.0%...................................            $187,083,090
                                                                   ============

--------
(a)Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $469,392. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation.... $5,356,691
                    Unrealized depreciation....   (486,172)
                                                ----------
                    Net unrealized appreciation $4,870,519
                                                ==========

CMO -- Collateralized Mortgage Obligation.

              See accompanying notes to the financial statements.

Intermediate U.S. Government Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2002


                                                        Principal
                                                         Amount       Value
                                                        ---------- ------------
Asset Backed Securities (3.1%)
Financial Services (1.5%)
MBNA Credit Card Master Trust, Series 2002-A1,
 Class -- A1, 4.95%, 6/15/09........................... $5,000,000 $  5,374,349
                                                                   ------------
Utilities (1.6%)
PSE&G Transition Funding LLC, Series 2001-1, Class A2,
 5.74%, 3/15/07........................................  5,457,307    5,716,576
                                                                   ------------
 Total Asset Backed Securities                                       11,090,925
                                                                   ------------
Corporate Bonds (8.9%)
Building/Construction Products (0.9%)
Vulcan Materials Co., 5.75%, 4/1/04....................  3,000,000    3,135,387
                                                                   ------------
Banking & Financial Services (5.7%)
AIG SunAmerica Global Financial, 5.85%, 8/1/08 (b).....  5,000,000    5,420,050
Bank of America Corp., 7.13%, 9/15/06..................  1,000,000    1,143,826
Bank of America Corp., 7.40%, 1/15/11..................  3,000,000    3,545,931
Citigroup, Inc., 7.25%, 10/1/10........................  4,000,000    4,584,264
General Electric Capital Corp., 5.38%, 3/15/07.........  3,000,000    3,215,589
Morgan Stanley Dean Witter, 6.10%, 4/15/06.............  2,000,000    2,164,224
                                                                   ------------
                                                                     20,073,884
                                                                   ------------
Petroleum Refining (0.7%)
Chevrontexaco Capital Co., 3.50%, 9/17/07..............  2,500,000    2,537,715
                                                                   ------------
Pipelines (0.5%)
Duke Capital Corp, 6.25%, 2/15/13......................  2,000,000    1,862,126
                                                                   ------------
Telecommunications (1.1%)
Verizon Pennsylvania, 5.65%, 11/15/11..................  4,000,000    3,928,036
                                                                   ------------
 Total Corporate Bonds                                               31,537,148
                                                                   ------------
Mortgage Backed Securities (32.4%)
Federal Home Loan Mortgage Corp. (9.9%)
6.00%, 4/1/13, Pool # 251656...........................  1,868,051    1,950,539
6.50%, 5/1/13, Pool # E00548...........................  2,048,278    2,149,618
6.00%, 9/1/16, Pool # E01049...........................  7,779,664    8,085,539
6.00%, 11/15/16, Series 2103 -- Class PY, CMO..........  3,107,385    3,125,365
6.25%, 1/15/20, Series 1583 -- Class G, CMO............    341,945      342,055
7.00%, 8/15/23 Series 1644 -- Class I, CMO.............  5,000,000    5,400,372
6.00%, 2/1/31, Pool # C01153...........................  5,470,793    5,634,562
6.50%, 12/1/31, Pool # C01271..........................  6,306,166    6,545,768
6.50%, 2/1/32, Pool # C01297...........................  1,850,296    1,920,598
                                                                   ------------
                                                                     35,154,416
                                                                   ------------
Federal National Mortgage Assoc. (15.5%)
6.00%, 11/1/13, Pool # 323363..........................  2,575,274    2,688,991
6.00%, 3/1/16, Pool # 253702...........................  1,480,968    1,542,371

                                                         Principal
                                                          Amount       Value
                                                        ----------- ------------
Mortgage Backed Securities, continued
Federal National Mortgage Assoc., continued
6.00%, 4/1/16, Pool # 535846........................... $ 7,387,870 $  7,694,182
6.50%, 5/1/16, Pool # 253799...........................   6,125,150    6,418,192
6.00%, 8/1/16, Pool # 545125...........................   3,303,144    3,433,450
6.00%, 2/25/17, Pool # 2001-29, Class --  GB, CMO......  10,000,000   10,275,420
6.00%, 7/25/19, Series 1999-27, Class -- CB, CMO.......   4,106,651    4,203,791
5.00%, 7/25/21, Series 2001-50, Class -- TV, CMO.......   5,000,000    5,098,635
6.13%, 12/18/21, Series 1998-24, Class --  QE, CMO.....   5,000,000    5,086,988
6.00%, 1/1/29, Pool # 252211...........................   3,386,990    3,490,429
2.31%, 8/25/32, Series 2002-51, Class -- FZ, CMO*......   4,816,501    4,841,811
                                                                    ------------
                                                                      54,774,260
                                                                    ------------
Government National Mortgage Assoc. (7.0%)
7.00%, 7/15/29, Pool # 510099..........................   2,339,125    2,457,232
7.00%, 8/20/29, Pool # 2796............................   1,898,419    1,987,724
6.50%, 3/20/31, Pool # 3053............................   6,970,665    7,249,463
6.50%, 4/20/31, Pool # 3068............................   6,813,268    7,085,770
6.50%, 2/15/32, Pool # 538313..........................   5,586,530    5,831,581
                                                                    ------------
                                                                      24,611,770
                                                                    ------------
 Total Mortgage Backed Securities                                    114,540,446
                                                                    ------------
U.S. Government Agencies (25.0%)
Financing Corporation (0.2%)
8.60%, 9/26/19.........................................     500,000      693,771
                                                                    ------------
Federal Home Loan Mortgage Corp. (12.0%)
5.25%, 1/15/06.........................................   9,200,000    9,956,323
6.88%, 9/15/10.........................................  12,000,000   14,285,579
6.00%, 6/15/11.........................................  12,000,000   13,565,928
3.32%, 3/15/31*........................................   2,131,200    2,140,089
2.18%, 4/15/31*........................................   2,430,350    2,439,191
                                                                    ------------
                                                                      42,387,110
                                                                    ------------
Federal National Mortgage Assoc. (12.8%)
6.50%, 8/15/04.........................................   5,000,000    5,410,330
3.13%, 8/15/05, Callable 8/15/03 @100..................   2,000,000    2,013,788
6.00%, 12/15/05........................................   5,400,000    5,975,678
5.50%, 7/18/06, Callable 7/18/03 @ 100.................   2,100,000    2,157,994
6.63%, 9/15/09.........................................  12,250,000   14,325,799
7.25%, 1/15/10.........................................  12,800,000   15,464,999
                                                                    ------------
                                                                      45,348,588
                                                                    ------------
 Total U.S. Government Agencies                                       88,429,469
                                                                    ------------

                                   Continued

Intermediate U.S. Government Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2002

                                                         Principal
                                                          Amount       Value
                                                        ----------- ------------
U.S. Treasury Bonds (13.0%)
7.50%, 11/15/16........................................ $13,000,000 $ 17,235,153
8.75%, 5/15/17.........................................  11,000,000   16,120,588
5.25%, 11/15/28........................................  11,000,000   11,689,645
5.25%, 2/15/29.........................................   1,000,000    1,064,492
                                                                    ------------
 Total U.S. Treasury Bonds                                            46,109,878
                                                                    ------------
U.S. Treasury Notes (16.1%)
2.13%, 8/31/04.........................................  16,000,000   16,132,496
6.63%, 5/15/07.........................................  10,000,000   11,775,000
3.88%, 1/15/09.........................................  10,981,300   12,347,099
5.00%, 8/15/11.........................................  15,000,000   16,658,790
                                                                    ------------
 Total U.S. Treasury Notes                                            56,913,385
                                                                    ------------

                                                         Shares      Value
                                                        --------- ------------
Investment Company (1.1%)
Federated Government Obligations Fund.................. 3,780,971 $  3,780,971
                                                                  ------------
Total Investments (Cost $327,926,455)(a) -- 99.6%                  352,402,222
Other assets in excess of liabilities -- 0.4%..........              1,575,723
                                                                  ------------
Net Assets -- 100.0%...................................           $353,977,945
                                                                  ============

--------
(a)Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income for tax reporting of $812,805. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

                  Unrealized appreciation....... $24,600,767
                  Unrealized depreciation.......    (937,805)
                                                 -----------
                  Net unrealized appreciation... $23,662,962
                                                 ===========

(b)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities to be liquid.
* The interest rate for this variable rate note, which will change periodically, is based either on prime rate or an index of market rates. The rate reflected is the rate in effect as of September 30, 2002. The maturity date reflected is the final maturity date.
CMO -- Collateralized Mortgage Obligation.

              See accompanying notes to the financial statements.

Intermediate Corporate Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2002


                                              Principal
                                               Amount       Value
                                              ---------- ------------
Corporate Bonds (83.4%)
Aerospace/Defense (1.5%)
Lockheed Martin Corp., 7.25%, 5/15/06........ $2,000,000 $  2,261,464
                                                         ------------
Air Freight & Logistics (0.9%)
FedEx Corp., 9.65%, 6/15/12..................  1,000,000    1,325,563
                                                         ------------
Banking & Financial Services (32.5%)
AIG SunAmerica Global Financial,
 5.85%, 8/1/08, (b)..........................  2,000,000    2,168,020
Bank of America Corp., 7.40%, 1/15/11........  2,000,000    2,363,954
Bank of New York, 7.30%, 12/1/09.............  2,000,000    2,340,890
Citigroup, Inc., 6.00%, 2/21/12..............  1,000,000    1,083,622
Citigroup, Inc., 5.63%, 8/27/12..............  1,000,000    1,043,662
Countrywide Home Loan, 5.50%, 2/1/07.........  2,000,000    2,104,182
Dun & Bradstreet Corp., 6.63%, 3/15/06, (b)..  2,000,000    2,176,096
Erac USA Finance Co., 7.35%, 6/15/08, (b)....  2,000,000    2,197,666
Fidelity Investment Corp., 7.57%, 6/15/29,
 (b).........................................  2,000,000    2,408,998
Ford Motor Credit Co., 6.50%, 1/25/07........  2,000,000    1,930,062
General Electric Capital
 Corp., 5.00%, 2/15/07.......................  2,000,000    2,113,946
General Motors Acceptance Corp.,
 6.13%, 9/15/06..............................  2,000,000    2,031,670
General Motors Acceptance Corp.,
 6.88%, 8/28/12..............................  1,000,000      966,206
Household Finance Corp., 6.50%, 11/15/08.....  2,000,000    1,952,608
Key Bank NA, 7.00%, 2/1/11...................  1,000,000    1,146,448
Legg Mason, Inc., 6.75%, 7/2/08..............  2,000,000    2,240,176
Manufacturers & Traders Trust Co.,
 8.00%, 10/1/10..............................  2,000,000    2,397,242
MBNA Corp., 7.50%, 3/15/12...................  1,000,000    1,055,096
Morgan Stanley Dean Witter, 6.75%, 4/15/11...  2,000,000    2,186,460
Radian Group, Inc., 7.75%, 6/1/11............  2,000,000    2,300,092
State Street Corp., 7.65%, 6/15/10...........  2,000,000    2,432,826
Synovus Financial, 7.25%, 12/15/05...........  3,000,000    3,408,407
Washington Mutual, Inc., 7.50%, 8/15/06......  2,000,000    2,258,714
Wells Fargo Bank, 6.45%, 2/1/11..............  2,000,000    2,255,346
                                                         ------------
                                                           48,562,389
                                                         ------------
Building/Construction Products (2.1%)
Masco Corp., 6.00%, 5/3/04...................  1,000,000    1,041,001
Vulcan Materials, 5.75%, 4/1/04..............  2,000,000    2,090,258
                                                         ------------
                                                            3,131,259
                                                         ------------
Computers (3.4%)
Computer Sciences Corp., 7.38%, 6/15/11......  1,000,000    1,087,777
Dell Computer Corp., 6.55%, 4/15/08..........  1,420,000    1,576,074
IBM Corp., 8.38%, 11/1/19....................  2,000,000    2,458,966
                                                         ------------
                                                            5,122,817
                                                         ------------
Food Processing (3.6%)
Archer-Daniels-Midland, 5.94%, 10/1/32.......  1,000,000      992,610
ConAgra, 6.00%, 9/15/06......................  1,000,000    1,090,098
HJ Heinz Finance Co., 6.00%, 3/15/12, (b)....  1,000,000    1,109,529
Tyson Foods, Inc., 7.25%, 10/1/06............  2,000,000    2,209,792
                                                         ------------
                                                            5,402,029
                                                         ------------
Health Care (3.3%)
Anthem Inc., 6.80%, 8/1/12...................  1,425,000    1,565,561
McKesson Corp. 7.75%, 2/1/12.................  1,000,000    1,138,071
Wellpoint Health Network, 6.38%, 6/15/06.....  2,000,000    2,182,974
                                                         ------------
                                                            4,886,606
                                                         ------------

                                              Principal
                                               Amount       Value
                                              ---------- ------------
Corporate Bonds, continued
Insurance (2.7%)
John Hancock Global
 Funding, 7.90%, 7/2/10, (b)................. $2,000,000 $  2,361,920
Marsh & McLennan Companies, Inc.,
 6.63%, 6/15/04..............................  1,000,000    1,076,449
Nationwide Financial Services, 5.90%, 7/1/12.    500,000      522,347
                                                         ------------
                                                            3,960,716
                                                         ------------
Linen Supply & Related Items (0.7%)
Cintas Corp. NO 2, 6.00%, 6/1/12, (b)........  1,000,000    1,115,575
                                                         ------------
Media (2.4%)
AOL Time Warner, Inc., 7.63%, 4/15/31........  2,000,000    1,667,500
Comcast Cable Communications Corp.,
 6.88%, 6/15/09..............................  2,000,000    1,890,000
                                                         ------------
                                                            3,557,500
                                                         ------------
Oil & Gas (8.1%)
Valero Energy Corp., 6.13%, 4/15/07..........  1,000,000    1,009,661
BP Canada Finance, 3.38%, 10/31/07...........  1,000,000    1,012,007
Conoco, Inc., 6.95%, 4/15/29.................  2,000,000    2,259,314
Enterprise Products Partners LP,
 7.50%, 2/1/11...............................  3,000,000    3,377,042
Marathon Oil, 6.80%, 3/15/32.................  1,000,000    1,069,352
Murphy Oil Corp., 6.38%, 5/1/12..............  2,000,000    2,229,746
Phillips Petroleum Co., 8.50%, 5/25/05.......  1,000,000    1,144,558
                                                         ------------
                                                           12,101,680
                                                         ------------
Pharmaceuticals (1.4%)
Cardinal Health, Inc., 4.45%, 6/30/05........  2,000,000    2,090,860
                                                         ------------
Pipelines (0.6%)
El Paso Natural Gas, 6.75%, 11/15/03.........  1,000,000      940,980
                                                         ------------
Real Estate Investment Trust (1.5%)
Spieker Properties LP, 7.25%, 5/1/09.........  2,000,000    2,227,972
                                                         ------------
Refuse Systems (1.9%)
Republic Services, Inc., 6.75%, 8/15/11......  2,525,000    2,788,673
                                                         ------------
Retail (4.4%)
Safeway, Inc., 7.25%, 2/1/31.................  2,000,000    2,243,548
Target Corp., 5.38%, 6/15/09.................  1,000,000    1,083,554
WAL-MART Stores, 4.38%, 7/12/07..............  2,000,000    2,105,024
Wendy's International, 6.25%, 11/15/11.......  1,000,000    1,120,889
                                                         ------------
                                                            6,553,015
                                                         ------------
Telecommunications (7.2%)
AT&T Corp., 7.30%, 11/15/11..................  1,000,000      965,000
BellSouth Corp., 6.88%, 10/15/31.............  1,000,000    1,081,235
Cingular Wireless, 6.50%, 12/15/11, (b)......    500,000      481,220
Intel Telecom Satellite, 7.63%, 4/15/12, (b).  1,000,000    1,037,281
SBC Communications, Inc., 6.13%, 2/15/08.....  1,000,000    1,085,280
Verizon Maryland, Inc., 6.13%, 3/1/12........  2,000,000    2,031,004
Verizon Wireless, Inc., 5.38%, 12/15/06, (b).  2,000,000    1,881,390
Vodafone Airtouch PLC, 7.75%, 2/15/10........  2,000,000    2,261,998
                                                         ------------
                                                           10,824,408
                                                         ------------
Utilities (5.2%)
Appalachian Power Co., 4.80%, 6/15/05........  2,000,000    2,007,288
Constellation Energy Group, 6.35%, 4/1/07....  1,000,000    1,030,434
PSEG Energy Holdings, 8.50%, 6/15/11.........  1,000,000      770,000

                                   Continued

Intermediate Corporate Bond Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2002

                                              Principal
                                               Amount       Value
                                              ---------- ------------
Corporate Bonds, continued
Utilities, continued
Southern Co. Capital Funding, 5.30%, 2/1/07.. $2,000,000 $  2,132,472
Teco Energy, Inc., 7.20%, 5/1/11.............  2,000,000    1,831,540
                                                         ------------
                                                            7,771,734
                                                         ------------
 Total Corporate Bonds                                    124,625,240
                                                         ------------
U.S. Government Agencies (5.1%)
Federal Home Loan Mortgage Corp. (1.8%)
5.50%, 7/15/06...............................  2,400,000    2,630,786
                                                         ------------
Federal National Mortgage Assoc. (3.3%)
3.88%, 3/15/05...............................  3,500,000    3,636,760
6.63%, 11/15/10..............................  1,100,000    1,283,539
                                                         ------------
                                                            4,920,299
                                                         ------------
 Total U.S. Government Agencies                             7,551,085
                                                         ------------

                                              Shares or
                                              Principal
                                               Amount       Value
                                              ---------- ------------
U.S. Treasury Bonds (0.4%)
6.25%, 5/15/30............................... $  500,000 $    610,039
                                                         ------------
 Total U.S. Treasury Bonds                                    610,039
                                                         ------------
U.S. Treasury Notes (4.4%)
4.38%, 5/15/07...............................  2,000,000    2,158,672
4.88%, 2/15/12...............................  4,000,000    4,407,032
                                                         ------------
 Total U.S. Treasury Notes                                  6,565,704
                                                         ------------
Investment Companies (6.2%)
Federated High Yield Fund....................    911,036    4,792,049
Federated Prime Cash Obligation Fund.........  4,498,895    4,498,895
                                                         ------------
 Total Investment Companies                                 9,290,944
                                                         ------------
Total Investments (Cost $140,702,332) (a) --
 99.5%                                                    148,643,012
Other assets in excess of liabilities -- 0.5%                 691,097
                                                         ------------
Net Assets -- 100.0%.........................            $149,334,109
                                                         ============

--------
(a)Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting $134,023. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

             Unrealized appreciation................. $ 9,725,394
             Unrealized depreciation.................  (1,918,737)
                                                      -----------
             Net unrealized appreciation............. $ 7,806,657
                                                      ===========

(b)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities to be liquid.

              See accompanying notes to the financial statements.

North Carolina Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2002


                                               Principal
                                                Amount       Value
                                               ---------- ------------
Municipal Bonds (96.9%)
Education Bonds (1.0%)
Johnston County, North Carolina, School &
 Museum Project, 5.50%, 8/1/10, Callable
 8/1/09 @ 101, FSA-CR......................... $1,000,000 $  1,146,500
                                                          ------------
General Obligation Bonds (49.7%)
Bladen County, North Carolina, 5.60%, 5/1/13,
 Callable 5/1/10 @ 101.5, FSA-CR..............  1,150,000    1,329,573
Buncombe County, North Carolina,
 5.10%, 3/1/07................................  1,000,000    1,111,670
Buncombe County, North Carolina, Certificate
 of Participation, 5.00%, 12/1/05, AMBAC......  1,000,000    1,094,020
Buncombe County, North Carolina, Series B,
 5.00%, 12/1/11, Callable 12/1/10 @ 100.5.....  1,000,000    1,134,630
Cabarrus County, North Carolina, 5.30%,
 2/1/11, Callable 2/1/07 @ 102, MBIA..........  1,000,000    1,117,880
Charlotte, North Carolina, 5.00%, 6/1/05......  1,090,000    1,180,786
Charlotte, North Carolina, 5.50%, 6/1/09......  1,460,000    1,685,760
Charlotte, North Carolina, Certificate of
 Participation, 5.25%, 3/1/04.................  2,395,000    2,516,833
Charlotte, North Carolina, Water & Sewer,
 4.75%, 2/1/05................................  1,000,000    1,069,450
Cleveland County, North Carolina, 5.10%,
 6/1/08, Callable 6/1/03 @ 102, FGIC..........  4,680,000    4,882,128
Cumberland County, North Carolina,
 5.50%, 3/1/09................................  1,055,000    1,209,262
Forsyth County, North Carolina, Certificate of
 Participation, 5.00%, 10/1/06................  1,000,000    1,104,500
Gaston County, North Carolina, 5.50%, 5/1/09,
 Callable 5/1/07 @ 101, FGIC..................  1,000,000    1,130,480
Guilford County, North Carolina,
 5.25%, 10/1/15, Callable 10/1/10 @ 102.......  2,000,000    2,268,240
High Point, North Carolina, Public
 Improvement, Series B, 5.40%, 6/1/07.........  1,350,000    1,525,487
High Point, North Carolina, Public
 Improvement, Series B, 5.40%, 6/1/08.........  1,350,000    1,537,178
Johnston County, North Carolina, 5.50%,
 3/1/12, Callable 3/1/10 @ 101, FGIC..........  1,000,000    1,146,570
Mecklenburg County, North Carolina,
 5.00%, 4/1/07................................  3,000,000    3,331,019
Mecklenburg County, North Carolina,
 5.00%, 4/1/09................................  2,000,000    2,243,500
Mecklenburg County, North Carolina, Public
 Improvement, Series B, 5.00%, 2/1/04.........  2,000,000    2,091,200
Mecklenburg County, North Carolina, Public
 Improvement, Series A, 5.00%, 2/1/06.........  2,000,000    2,186,080
New Hanover County, North Carolina, Public
 Improvement, 5.30%, 11/1/08..................  1,500,000    1,710,720
North Carolina State, Series A,
 5.10%, 3/1/05................................  1,500,000    1,619,025
North Carolina State, 5.10%, 6/1/08, Callable
 6/1/06 @ 101.................................  2,000,000    2,209,820
North Carolina State, 5.10%, 6/1/09, Callable
 6/1/06 @ 101.5...............................  1,000,000    1,102,610
North Carolina State Clean Water, Series A,
 5.20%, 6/1/15................................  1,525,000    1,663,211
North Carolina State, Public Improvement,
 Series A, 5.25%, 3/1/07......................  2,000,000    2,238,500
Orange County, North Carolina, Public
 Improvement, 5.25%, 4/1/07...................  1,300,000    1,455,467
Orange County, North Carolina, Public
 Improvement, 5.25%, 4/1/08...................  1,300,000    1,465,841

                                               Principal
                                                Amount       Value
                                               ---------- ------------
Municipal Bonds, continued
General Obligation Bonds, continued
Randolph County, North Carolina, Certificate
 of Participation, 5.20%, 6/1/09, FSA-CR...... $1,000,000 $  1,129,210
Randolph County, North Carolina, Certificate
 of Participation, 5.30%, 6/1/13, Callable
 6/1/09 @ 101, FSA-CR.........................  1,750,000    1,959,703
Wake County, North Carolina, 5.30%, 2/1/11,
 Callable 2/1/10 @ 100.5......................  1,000,000    1,150,970
Wake County, North Carolina, Public
 Improvement, 4.50%, 3/1/04...................  1,500,000    1,561,800
Wake County, North Carolina, Series B,
 4.50%, 2/1/08................................  1,000,000    1,088,710
Winston Salem, North Carolina, Series C,
 4.75%, 6/1/10................................  1,105,000    1,226,970
                                                          ------------
                                                            58,478,803
                                                          ------------
Health Care Bonds (24.6%)
Charlotte-Mecklenberg Hospital Authority
 North Carolina, Health Care System,
 Series A, 5.50%, 1/15/08, Callable 1/15/06
 @ 102........................................  1,720,000    1,884,862
Charlotte-Mecklenberg Hospital Authority
 North Carolina, Health Care System,
 Series A, 5.00%, 1/15/13, Callable 1/15/07
 @ 102........................................  2,500,000    2,659,150
Cumberland County, North Carolina,
 Hospital Facilities, 5.25%, 10/1/10, Callable
 10/1/09 @ 101................................  1,035,000    1,132,663
New Hanover County, North Carolina,
 Regional Medical Center Project,
 5.25%, 10/1/12, Callable 10/1/09 @ 101.......  1,000,000    1,128,320
North Carolina Medical Care Community
 Health Care, Series A, 1.75%, 7/1/34,
 MBIA*........................................  2,000,000    2,000,000
North Carolina Medical Care Community
 Hospital Revenue, 5.75%, 11/1/06,
 AMBAC........................................  1,150,000    1,307,044
North Carolina Medical Care Community
 Hospital, 4.60%, 8/15/07.....................  1,795,000    1,867,033
North Carolina Medical Care Community
 Health, 5.00%, 10/1/08.......................  1,675,000    1,844,912
North Carolina Medical Care Community
 Hospital, 5.50%, 2/15/15,
 Callable 2/15/06 @ 102.......................  1,980,000    2,103,552
North Carolina Medical Care Community
 Hospital, Gaston Health Care,
 4.63%, 2/15/07...............................  1,100,000    1,176,241
North Carolina Medical Care Community
 Hospital, Pitt County Memorial Hospital,
 Series A, 5.00%, 12/1/07.....................  1,600,000    1,761,616
North Carolina Medical Care Hospital,
 5.40%, 2/15/11...............................    525,000      562,154
North Carolina Medical Care, Common Health
 Care Revenue, Series A,
 5.25%, 12/1/10, Callable 12/1/08 @ 101.......  1,220,000    1,343,842
North Carolina Medical Care, Common Health
 Revenue, 5.25%, 5/1/09,
 Callable 5/1/07 @ 100........................  1,325,000    1,427,476
Pitt County, North Carolina, Memorial
 Hospital Revenue, 5.50%, 12/1/15,
 Callable 12/1/05 @ 102.......................  2,990,000    3,359,953

                                   Continued

North Carolina Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2002


                                              Principal
                                               Amount       Value
                      .                       ---------- ------------
Municipal Bonds, continued
Health Care Bonds, continued
Wake County, North Carolina, Hospital
 Revenue, 5.13%, 10/1/13..................... $2,950,000 $  3,399,226
                                                         ------------
                                                           28,958,044
                                                         ------------
Transportation Bonds (1.4%)
Piedmont, North Carolina, Triad Airport
 Authority, Series A, 6.38%, 7/1/16, Callable
 7/1/09 @ 101, FSA-CR........................  1,385,000    1,651,003
                                                         ------------
Utility Bonds (20.2%)
Charlotte, North Carolina Water & Sewer,
 5.50%, 5/1/11, Callable 5/1/06 @ 102........  1,835,000    2,085,514
Durham, North Carolina, Water &Sewer
 Utility Systems, 5.00%, 6/1/12..............  1,000,000    1,123,480
Gastonia North Carolina Utilities System,
 6.10%, 5/1/19, Callable
 5/1/04 @ 102, MBIA..........................  1,000,000    1,090,680
Gastonia, North Carolina, Utilities System,
 5.00%, 5/1/10, MBIA.........................  1,000,000    1,118,720
Greenville, North Carolina, Enterprise
 Systems, 5.50%, 9/1/10, FSA-CR..............  1,455,000    1,685,225
Guilford County, North Carolina, Water &
 Sewer, Series A, 5.00%, 10/1/07.............  3,210,000    3,595,617
Guilford County, North Carolina, Water &
 Sewer, Series A, 5.00%, 10/1/09.............  2,500,000    2,825,500

                                              Shares or
                                              Principal
                                               Amount       Value
                                              ---------- ------------
Municipal Bonds, continued
Utility Bonds, continued
North Carolina Eastern Municipal Power,
 Series A, 5.00%, 1/1/17..................... $1,055,000 $  1,171,250
North Carolina Eastern Municipal Power
 Systems, 6.40%, 1/1/21......................  1,585,000    1,989,841
North Carolina, Municipal Power Agency,
 No. 1, Catawba Electric Revenue,
 5.50%, 1/1/13...............................  2,360,000    2,749,636
North Carolina, Municipal Power Agency,
 No. 1, Catawba Electric Revenue,
 5.50%, 1/1/13, AMBAC........................  1,610,000    1,875,811
Wake County, North Carolina, Waste
 Management Project, 5.00%, 2/1/05...........  2,340,000    2,513,605
                                                         ------------
                                                           23,824,879
                                                         ------------
  Total Municipal Bonds                                   114,059,229
                                                         ------------
Investment Company (2.1%)
PNC North Carolina Blackrock Fund............  2,435,859    2,435,859
                                                         ------------
Total Investments
 (Cost $108,132,054)(a) -- 99.0%.............             116,495,088
Other assets in excess of liabilities -- 1.0%               1,189,526
                                                         ------------
Net Assets -- 100.0%.........................            $117,684,614
                                                         ============

--------
(a)Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of accretion recognized for financial reporting in excess of federal income tax reporting of $17,413. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation.... $8,382,842
                    Unrealized depreciation....     (2,395)
                                                ----------
                    Net unrealized appreciation $8,380,447
                                                ==========

* The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The rate reflected is the rate in effect as of September 30, 2002. The maturity date reflected is the final maturity date.

AMBAC -- AMBAC Indemnity Corporation.
FGIC -- Insured by Financial Guaranty Insurance Corporation.
FSA-CR -- Insured by Financial Security Assurance.
MBIA -- Municipal Bond Insurance Association.

              See accompanying notes to the financial statements.

South Carolina Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2002



                                                   Principal
                                                    Amount      Value
                                                   --------- -----------
Municipal Bonds (97.2%)
Education Bonds (30.3%)
Beaufort County, South Carolina, School District,
 Series C, 5.00%, 3/1/09.......................... $500,000  $   559,470
Berkeley County, South Carolina, School
 District, 5.38%, 4/1/09, Callable 4/1/08 @ 102,
 SCSDE............................................  750,000      854,446
Berkeley County, South Carolina, School
 District, 5.38%, 4/1/10, Callable 4/1/08 @ 102,
 SCSDE............................................  500,000      565,040
Georgetown County, South Carolina, School
 District, 5.50%, 3/1/08, SCSDE...................  500,000      569,455
Lancaster County, South Carolina, School
 District, 5.00%, 3/1/11, Callable 3/1/10 @ 101,
 SCSDE............................................  500,000      559,795
Lexington & Richland Counties, South Carolina,
 School District, 5.15%, 3/1/07, MBIA,
 SCSDE............................................  500,000      556,145
Lexington County, South Carolina School
 District, Series A, 5.70%, 9/1/06, Callable
 3/1/03 @ 101, FGIC...............................  700,000      718,977
South Carolina, State School Facilities, Series A,
 5.75%, 1/1/10....................................  500,000      584,385
Spartanburg County, South Carolina, School
 District, 5.25%, 5/1/10, SCSDE...................  500,000      571,435
York County, South Carolina, School District,
 Series A, 5.00%, 3/1/11, Callable 3/1/09 @
 101, SCSDE.......................................  500,000      555,610
York County, South Carolina, School District,
 Series A, 5.80%, 3/1/13, Callable 3/1/09 @
 101, SCSDE, FSA-CR...............................  500,000      577,075
                                                             -----------
                                                               6,671,833
                                                             -----------
General Obligation Bonds (19.5%)
Charleston County, South Carolina,
 School District, 5.00%, 2/1/11...................  500,000      563,425
Columbia, South Carolina, 4.40%, 2/1/06,
 State Aid Withholding............................  500,000      536,400
Horry County, South Carolina, 7.00%, 3/1/05.......  500,000      561,250
Horry County, South Carolina, School District,
 Series A, 5.00%, 3/1/11, SCSDE...................  500,000      561,635
Lexington County, South Carolina,
 5.00%, 2/1/14, Callable 2/1/12 @ 100, FGIC.......  500,000      552,560
Marlboro County, South Carolina, School
 District, 2.25%, 3/1/03, SCSDE...................  210,000      210,777
Richland County, South Carolina, School District
 No. 2, 2.00%, 5/1/04, SCSDE......................  500,000      502,985
South Carolina, State Capital Improvements,
 4.50%, 10/1/03...................................  250,000      257,475
South Carolina, State Capital Improvements,
 5.75%, 8/1/05....................................  500,000      554,060
                                                             -----------
                                                               4,300,567
                                                             -----------
Health Care Bonds (12.5%)
Florence County, South Carolina, Regional
 Medical Center Project, Series A, 5.25%,
 11/1/11, Callable 11/1/08 @ 102, MBIA............  500,000      559,480

                                                 Shares or
                                                 Principal
                                                  Amount      Value
                                                 --------- -----------
Municipal Bonds, continued
Health Care Bonds, continued
Greenville, South Carolina, Hospital Systems,
 Series A, 5.25%, 5/1/06 GTY AGMT...............  $500,000 $   543,415
Medical University of South Carolina Facilities,
 5.50%, 7/1/06..................................   485,000     542,700
Medical University of South Carolina Facilities,
 6.00%, 8/15/12.................................   500,000     551,850
South Carolina Development Authority Hospital
 Facilities, Anderson Area Medical Center,
 5.50%, 2/1/11, Callable 2/1/09 @ 101,
 FSA-CR.........................................   500,000     563,110
                                                           -----------
                                                             2,760,555
                                                           -----------
Pollution Control Bonds (4.7%)
Charleston County, South Carolina, Solid Waste,
 5.60%, 1/1/04, MBIA............................   500,000     524,885
Darlington County, South Carolina, Pollution
 Control, 6.60%, 11/1/10,
 Callable 11/1/02 @ 103, MBIA...................   500,000     516,960
                                                           -----------
                                                             1,041,845
                                                           -----------
Transportation Bonds (3.6%)
South Carolina, Transportation Infrastructure,
 5.25%, 10/1/08, AMBAC..........................   700,000     793,618
                                                           -----------
Utility Bonds (26.6%)
Charleston, South Carolina, Waterworks &
 Sewer, 5.13%, 1/1/12...........................   375,000     425,966
Charleston, South Carolina, Waterworks &
 Sewer, 5.25%, 1/1/14...........................   600,000     672,750
Columbia, South Carolina, Waterworks & Sewer,
 5.70%, 2/1/10..................................   500,000     581,595
Piedmont, South Carolina, Municipal Power
 Agency, 5.40%, 1/1/07, MBIA.................... 1,000,000   1,121,850
Piedmont, South Carolina, Municipal Power
 Agency, 5.50%, 1/1/13, MBIA....................   200,000     235,332
South Carolina State Public Service, Series A,
 5.00%, 1/1/03..................................   575,000     579,876
South Carolina State Public Service, Series A,
 5.50%, 1/1/09, MBIA............................   500,000     570,455
South Carolina State Public Service Authority,
 Series B, 5.00%, 1/1/09, FSA-CR................   500,000     556,305
Spartenburg, South Carolina, Water Works,
 5.25%, 6/1/11, FSA-CR..........................   500,000     573,375
Western Carolina, Sewer Authority,
 5.25%, 3/1/10, FSA-CR..........................   500,000     567,135
                                                           -----------
                                                             5,884,639
                                                           -----------
  Total Municipal Bonds                                     21,453,057
                                                           -----------
Investment Company (1.9%)
Federated Tax Exempt Money Market Fund..........   429,232     429,232
                                                           -----------
Total Investments
 (Cost $20,255,500)(a) -- 99.1%                             21,882,289
Other assets in excess of liabilities -- 0.9%...               205,038
                                                           -----------
Net Assets -- 100.0%............................           $22,087,327
                                                           ===========

                                   Continued

South Carolina Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2002

--------
(a)Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of accretion recognized for financial reporting in excess of federal income tax reporting of $372. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation.... $1,627,971
                    Unrealized depreciation....       (810)
                                                ----------
                    Net unrealized appreciation $1,627,161
                                                ==========

AMBAC -- Insured by AMBAC Indemnity Corporation.
FGIC -- Insured by Financial Guaranty Insurance Corporation.
FSA-CR -- Insured by Financial Security Assurance.
GTY AGMT -- Guaranty Agreement
MBIA -- Insured by Municipal Bond Insurance Association.
SCSDE -- South Carolina School District Enhancement.

              See accompanying notes to the financial statements.

Virginia Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2002


                                                      Principal
                                                       Amount       Value
                                                      ---------- -----------
    Municipal Bonds (97.4%)
    Virginia (95.3%)
    Education Bonds (10.7%)
    Virginia College Building Authority,
     5.50%, 4/1/10................................... $1,000,000 $ 1,142,160
    Virginia State Public School Authority,
     6.13%, 1/1/03...................................  1,000,000   1,011,930
    Virginia State Public School Authority,
     6.25%, 1/1/04, Callable 1/1/03 @ 101............  1,000,000   1,033,100
    Virginia State Public School Authority, Series
     B, 5.25%, 8/1/10, Callable 8/1/09 @ 101.........  1,000,000   1,136,550
    Virginia State Public School Authority, Series I,
     5.25%, 8/1/10...................................  2,050,000   2,347,393
    Virginia State Public School Authority, Series I,
     5.00%, 8/1/11, Callable 8/1/07 @ 101............  1,125,000   1,241,708
    Virginia University, Series A, 5.00%, 6/1/06.....  1,050,000   1,156,187
                                                                 -----------
                                                                   9,069,028
                                                                 -----------
    General Obligation Bonds (53.6%)
    Alexandria, Virginia, Public Improvement,
     5.00%, 6/15/07..................................  1,335,000   1,490,634
    Alexandria, Virginia, Public Improvement,
     5.00%, 6/15/08..................................  2,985,000   3,350,185
    Arlington County, Virginia, 5.00%, 6/1/07........  1,000,000   1,115,720
    Arlington County, Virginia, 5.13%, 6/1/11,
     Callable 6/1/09 @ 100...........................  1,000,000   1,114,110
    Chesapeake, Virginia, 5.50%, 5/1/09, Callable
     5/1/05 @ 102....................................  1,950,000   2,155,043
    Fairfax County, Virginia, Series B,
     5.50%, 12/1/07..................................  1,000,000   1,147,630
    Fairfax County, Virginia, Public Improvement,
     Series A, 5.00%, 6/1/09, Callable
     6/1/08 @ 102....................................  2,000,000   2,249,780
    Loudoun County, Virginia, Series B,
     5.25%, 12/1/15..................................  1,000,000   1,159,240
    Loudoun County, Virginia, Public
     Improvement, Series C, 5.00%, 12/1/05...........  1,000,000   1,096,830
    Manassas, Virginia, 5.25%, 1/1/11, Callable
     1/1/08 @ 102....................................  1,200,000   1,343,292
    Newport News, Virginia, 5.00%, 1/15/07...........  1,000,000   1,106,040
    Newport News, Virginia, 5.00%, 3/1/11............  2,000,000   2,216,740
    Newport News, Virginia, Series A,
     5.50%, 5/1/13, Callable 5/1/10 @ 102............  1,845,000   2,134,720
    Norfolk, Virginia, Capital Improvements,
     5.38%, 6/1/05, FGIC.............................  1,840,000   2,011,157
    Pittsylvania County, Virginia, 5.63%, 3/1/15.....  1,315,000   1,538,958
    Richmond, Virginia, 5.25%, 1/15/09...............  1,500,000   1,697,640
    Richmond, Virginia, Public Improvement,
     Series A, 5.45%, 1/15/08........................  2,500,000   2,835,325
    Spotsylvania County, Virginia,
     5.50%, 7/15/12, FSA-CR..........................  2,925,000   3,435,441
    Virginia Beach, Virginia, Public Improvement,
     5.25%, 8/1/07...................................  1,200,000   1,353,600
    Virginia Beach, Virginia, Public Improvement,
     5.25%, 3/1/08...................................  1,000,000   1,126,930
    Virginia Beach, Virginia, Public Improvement,
     5.25%, 3/1/11, Callable 3/1/10 @ 101............  3,205,000   3,652,000
    Virginia State, 6.00%, 6/1/04, Callable
     6/1/03 @ 102....................................  1,250,000   1,313,613
    Virginia State, 6.10%, 6/1/06, Callable
     6/1/03 @ 102....................................  1,000,000   1,051,560
    Virginia State, 5.50%, 6/1/07....................  1,210,000   1,376,605

                                                    Principal
                                                     Amount       Value
                                                    ---------- -----------
      Municipal Bonds, continued
      General Obligation Bonds, continued
      Virginia State Building Authority,
       5.00%, 8/1/05............................... $1,200,000 $ 1,304,844
      Virginia State Transportation, Series A,
       5.00%, 7/1/05, Callable 7/1/03 @ 102........  1,000,000   1,046,870
                                                               -----------
                                                                45,424,507
                                                               -----------
      Health Care Bonds (11.9%)
      Danville, Virginia, Industrial Development
       Authority, Regional Medical Center,
       5.00%, 10/1/07, AMBAC.......................  1,160,000   1,286,080
      Fredericksburg, Virginia, Industrial
       Development Authority, Hospital Facilities
       Revenue, Medicorp Health Systems,
       5.00%, 8/15/08..............................  1,000,000   1,075,360
      Fredericksburg, Virginia, Industrial
       Development Authority, Hospital Facilities
       Revenue, Medicorp Health Systems,
       5.00%, 8/15/09..............................  1,015,000   1,087,095
      Norfolk, Virginia, Industrial Development
       Authority, Daughters Charity Hospital,
       6.50%, 12/1/07, Callable 12/1/02 @ 102......  1,000,000   1,027,780
      Virginia Beach, Virginia, Industrial
       Development Authority, Sentara Health
       Systems, 5.25%, 11/1/09, Callable 11/1/08 @
       101, MBIA...................................  1,000,000   1,119,120
      Virginia Biotechnology Research Authority
       Lease Revenue, Biotech Two Project,
       5.25%, 9/1/12...............................  1,500,000   1,663,291
      Virginia Biotechnology Research Authority
       Lease Revenue, Biotech Two Project,
       5.15%, 9/1/10...............................  1,100,000   1,214,235
      Winchester, Virginia, Industrial Development,
       Winchester Medical Center, 5.25%, 1/1/06,
       Callable 1/1/04 @ 102, AMBAC................  1,500,000   1,583,055
                                                               -----------
                                                                10,056,016
                                                               -----------
      Housing Bonds (3.6%)
      Suffolk, Virginia Redevelopment & Housing
       Authority, 4.85%, 7/1/31....................  1,000,000   1,086,820
      Virginia State Building Authority, Series A,
       5.13%, 8/1/06...............................  1,075,000   1,192,251
      Virginia State Housing Development Authority,
       5.70%, 1/1/09, Callable 7/1/05 @ 102,
       GO of Authority.............................    710,000     762,426
                                                               -----------
                                                                 3,041,497
                                                               -----------
      Transportation Bonds (11.0%)
      Chesapeake Bay Bridge & Tunnel, Virginia,
       5.50%, 7/1/06, Callable 7/1/05 @ 102,
       FGIC........................................  2,400,000   2,664,432
      Fairfax County, Virginia, Economic
       Development Authority, 1st Series,
       5.25%, 9/1/10, Callable 9/1/09 @ 102........  1,000,000   1,145,940
      Northern Virginia Community Commuter Rail,
       5.38%, 7/1/14...............................  1,000,000   1,121,620
      Virginia Commonwealth, 5.75%, 5/15/09........  1,000,000   1,167,080
      Virginia State Transportation Board,
       Transportation Contract Revenue, Series A,
       5.13%, 5/15/12..............................  2,000,000   2,185,160

                                   Continued

Virginia Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2002

                                                   Principal
                                                    Amount       Value
                                                   ---------- -----------
      Municipal Bonds, continued
      Transportation Bonds, continued
      Virginia State Transportation Board
       Transportation Contract Revenue, Northern
       Virginia District, Series C, 5.50%, 5/15/15 $1,000,000 $ 1,041,490
                                                              -----------
                                                                9,325,722
                                                              -----------
      Utility Bonds (4.5%)
      Henrico County, Virginia, Water & Sewer,
       5.25%, 5/1/11, Callable 5/1/09 @ 102.......  1,310,000   1,484,531
      Loudoun County, Virginia, Water & Sewer,
       5.75%, 1/1/11, FSA-CR......................  1,000,000   1,179,640
      Norfolk, Virginia, Water Revenue, 5.125%,
       11/1/11, Callable 11/1/08 @ 101, FSA-CR....  1,030,000   1,151,509
                                                              -----------
                                                                3,815,680
                                                              -----------


                                                    Shares or
                                                    Principal
                                                     Amount       Value
                                                    ---------- -----------
    Municipal Bonds, continued
    Washington DC (2.1%)
    Transportation Bonds (2.1%)
    Washington DC, Metropolitan Transportation
     Authority, 6.00%, 7/1/09, FGIC................ $1,500,000 $ 1,777,170
                                                               -----------
      Total Municipal Bonds                                     82,509,620
                                                               -----------
    Investment Company (3.2%)
    PNC Virginia Blackrock Fund....................  2,741,551   2,741,551
                                                               -----------
    Total Investments
     (Cost $78,564,225) (a) -- 100.6%                           85,251,171
    Liabilities in excess of other assets -- (0.6)%               (527,102)
                                                               -----------
    Net Assets -- 100.0%...........................            $84,724,069
                                                               ===========

--------
(a)Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of accretion recognized for financial reporting in excess of federal income tax reporting of $7,410. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation.... $6,695,213
                    Unrealized depreciation....       (857)
                                                ----------
                    Net unrealized appreciation $6,694,356
                                                ==========

AMBAC -- AMBAC Indemnity Corporation.
FGIC -- Insured by Financial Guaranty Insurance Corporation.
FSA-CR -- Insured by Financial Security Assurance.
GO of Authority -- Insured by General Obligations of the Authority. MBIA -- Insured by Municipal Bond Insurance Association.

              See accompanying notes to the financial statements.

West Virginia Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2002


                                                Principal
                                                 Amount       Value
                                                ---------- -----------
Municipal Bonds (94.0%)
Commission Bonds (9.9%)
Harrison County, West Virginia, Building
 Commission Revenue, 5.15%, 4/1/18,
 Callable 4/1/08 @ 102, AMBAC.................. $1,000,000 $ 1,048,010
West Virginia State Building Commission,
 5.50%, 7/1/07, MBIA...........................  1,000,000   1,130,740
West Virginia State Building Commission,
 Series A, 5.25%, 7/1/09, Callable 7/1/07 @
 102, MBIA.....................................  1,500,000   1,690,845
West Virginia State Building Commission Lease
 Revenue, Series A, 5.25%, 7/1/10, AMBAC.......  2,000,000   2,267,680
West Virginia State Building Commission Lease
 Revenue, 5.38%, 7/1/18, AMBAC.................  1,000,000   1,145,570
Wood County, West Virginia, Building
 Commission Revenue, 6.88%, 1/1/08,
 Callable 1/1/03 @ 100.........................  1,200,000   1,438,548
                                                           -----------
                                                             8,721,393
                                                           -----------
Education Bonds (17.8%)
Berkeley County West Virginia Board of
 Education, 3.00%, 5/1/04, FGIC................    185,000     188,966
Cabell County, West Virginia, Board of
 Education, 6.60%, 5/1/04, MBIA................  1,000,000   1,078,800
Harrison County, West Virginia, Board of
 Education, 6.20%, 5/1/04, FGIC................    850,000     911,676
Monongalia County, West Virginia, Board of
 Education, 7.00%, 4/1/03, MBIA................  1,000,000   1,027,700
Ohio County, West Virginia, Board of
 Education, 5.00%, 6/1/13, Callable 6/1/08
 @ 102, MBIA...................................    800,000     885,248
West Virginia School Building Authority, 5.40%,
 7/1/10, Callable 7/1/07 @ 102, AMBAC..........    750,000     844,485
West Virginia School Building Authority
 Revenue, 6.00%, 7/1/08, Callable 7/1/07
 @ 102, AMBAC..................................    500,000     577,895
West Virginia School Building Authority
 Revenue, 5.30%, 7/1/09, Callable 7/1/07
 @ 102, AMBAC..................................  1,000,000   1,129,060
West Virginia State College Revenue, 6.00%,
 4/1/06, Callable 4/1/03 @ 102, AMBAC..........    225,000     234,437
West Virginia State College Revenue, 6.00%,
 4/1/07, Callable 4/1/03 @ 102, AMBAC..........    425,000     442,825
West Virginia State College Revenue, 6.00%,
 4/1/12, Callable 4/1/03 @ 102, AMBAC..........    890,000     926,036
West Virginia State University Revenue, 6.00%,
 4/1/07, Callable 4/1/03 @ 102, AMBAC..........    400,000     416,776
West Virginia State University Revenue, 6.00%,
 4/1/12, Callable 4/1/03 @ 102, AMBAC..........    700,000     728,343
West Virginia University Revenues, Series A,
 5.00%, 4/1/08, MBIA...........................    500,000     554,475
West Virginia University Revenues, Series A,
 5.50%, 4/1/10, MBIA...........................  1,405,000   1,614,991
West Virginia University Revenues, Series A,
 5.50%, 4/1/11, MBIA...........................  1,485,000   1,719,540
West Virginia University Revenues, Series A,
 5.25%, 4/1/13, Callable 4/1/08 @ 102,
 AMBAC.........................................  1,125,000   1,261,238
West Virginia University Revenues, 5.75%,
 4/1/16, Callable 4/1/06 @ 101, AMBAC..........  1,000,000   1,113,590
                                                           -----------
                                                            15,656,081
                                                           -----------

                                               Principal
                                                Amount       Value
                                               ---------- -----------
Municipal Bonds, continued
Utility Bonds (18.4%)
Clarksburg, West Virginia Water Revenue,
 1.60%, 9/1/03, FGIC.......................... $1,090,000 $ 1,089,357
Clarksburg, West Virginia Water Revenue,
 4.25%, 9/1/07, FGIC..........................  1,085,000   1,170,270
Fairmont, West Virginia, Waterworks Revenue,
 5.38%, 7/1/13, Callable 7/1/07 @ 102,
 MBIA.........................................    680,000     763,171
Harrison County, West Virginia, County
 Commission Solid Waste Disposal Revenue,
 6.30%, 5/1/23, Callable 5/1/03 @ 102,
 AMBAC........................................    860,000     896,756
Marshall County, West Virginia, Pollution
 Control Revenue, 5.45%, 7/1/14, Callable
 1/1/04 @ 102, MBIA...........................    950,000   1,002,545
Monongalia County, West Virginia Pollution
 Control, 5.95%, 4/1/13, Callable 4/1/03
 @ 102........................................  2,000,000   2,079,220
Parkersburg, West Virginia, Waterworks &
 Sewer Systems Revenue, 5.80%, 9/1/19,
 Callable 9/1/06 @ 102, FSA-CR................  2,660,000   2,978,429
Pleasants County, West Virginia, Pollution
 Control Revenue, 4.70%, 11/1/07, MBIA........  1,000,000   1,096,420
Pleasants County, West Virginia, Pollution
 Control Revenue, 4.70%, 11/1/07..............    680,000     727,049
Pleasants County, West Virginia, Pollution
 Control Revenue, 6.15%, 5/1/15, Callable
 5/1/05 @ 102, AMBAC..........................    500,000     559,730
Pleasants County, West Virginia, Pollution
 Control Revenue, 6.15%, 5/1/15, Callable
 5/1/05 @ 102, AMBAC, MBIA....................  1,000,000   1,119,460
Pleasants County, West Virginia, Pollution
 Control Revenue, 6.15%, 5/1/15, Callable
 5/1/05 @ 102, AMBAC..........................  1,100,000   1,231,406
West Virginia State Water Development
 Authority, Water Development Revenue,
 Series A-I, 5.80%, 11/1/12, Callable 11/11/02
 @ 100, FSA-CR................................    425,000     426,364
West Virginia State Water Development
 Authority, Water Development Revenue,
 Series A, 5.50%, 11/1/18, Callable 11/1/09
 @ 102, AMBAC.................................  1,000,000   1,124,020
                                                          -----------
                                                           16,264,197
                                                          -----------
General Obligation Bonds (22.0%)
Kanawha County, West Virginia, Board of
 Education, 4.70%, 5/1/08, MBIA...............  1,900,000   2,084,414
West Virginia State, 5.00%, 6/1/07, FGIC......  3,000,000   3,328,920
West Virginia State, 5.50%, 6/1/09, FSA-CR....  3,000,000   3,443,520
West Virginia State, 5.53%, 11/1/09, FGIC*....  1,340,000   1,056,711
West Virginia State, 5.50%, 6/1/10, FSA-CR....  1,500,000   1,731,375
West Virginia State, 5.25%, 6/1/10, Callable
 6/1/08 @ 101, FGIC...........................  2,575,000   2,879,468
West Virginia State, 5.25%, 6/1/12, Callable
 6/1/08 @ 101, FGIC...........................    800,000     894,592
West Virginia State, Series D, 5.25%, 11/1/12,
 Callable 11/1/06 @ 102, FGIC.................  1,495,000   1,673,697
West Virginia State, 5.75%, 6/1/14, Callable
 6/1/09 @ 101.................................  2,000,000   2,301,980
                                                          -----------
                                                           19,394,677
                                                          -----------

                                   Continued

West Virginia Intermediate Tax-Free Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2002


                                                Principal
                                                 Amount       Value
                                                ---------- -----------
Municipal Bonds, continued
Health Care Bonds (8.0%)
Logan County, West Virginia, Logan County
 Health, 8.00%, 12/1/16........................ $  690,000 $   963,164
South Charleston, West Virginia, Hospital
 Revenue, 5.50%, 10/1/09, Callable 10/1/02 @
 100, MBIA.....................................    520,000     521,560
Weirton, West Virginia, Municipal Hospital
 Building Commercial Revenue, Series A,
 5.25%, 12/1/11................................  2,580,000   2,694,527
West Virginia State Hospital Finance Authority,
 Hospital Revenue, 5.90%, 1/1/06,
 Callable 1/1/04 @ 102, MBIA...................    680,000     696,034
West Virginia State Hospital Finance Authority,
 Hospital Revenue, 5.00%, 8/1/09, Callable
 8/1/07 @ 100, FSA-CR..........................    800,000     870,368
West Virginia State Hospital Finance Authority,
 Hospital Revenue, 6.10%, 1/1/18, Callable
 1/1/04 @ 102, MBIA............................  1,300,000   1,330,082
                                                           -----------
                                                             7,075,735
                                                           -----------
Housing Bonds (5.5%)
Cabell, Putnam & Wayne Counties, West
 Virginia, Single Family Residential Mortgage
 Revenue, 7.38%, 4/1/11, FGIC..................    525,000     663,779
Webster County, West Virginia, Housing
 Development Corporate Mortgage Revenue,
 6.50%, 4/1/18, Callable 10/1/03 @ 102,
 FHA...........................................  1,010,000   1,040,351
West Virginia State Housing Development
 Fund, Series E, 6.25%, 11/1/12,
 Callable 11/1/02 @ 103........................  1,000,000   1,030,910
West Virginia State Housing Development
 Fund, Series A, 5.60%, 5/1/16,
 Callable 5/1/06 @ 102.........................    985,000   1,041,234
West Virginia State Housing Development
 Fund, Series E, 6.35%, 5/1/24,
 Callable 11/1/02 @ 103........................  1,035,000   1,066,908
                                                           -----------
                                                             4,843,182
                                                           -----------
Transportation Bonds (12.4%)
Charleston, West Virginia, Parking Revenue,
 7.00%, 6/1/16, Callable 12/1/04 @ 102, LOC:
 Bank One of West Virginia.....................    580,000     644,693

                                              Shares or
                                              Principal
                                               Amount       Value
                                              ---------- -----------
Municipal Bonds, continued
Transportation Bonds, continued
Charleston, West Virginia, Urban Renewal
 Authority Lease Revenue, 5.25%, 12/15/18,
 Callable 12/15/08 @ 103, FSA-CR............. $1,060,000 $ 1,170,335
West Virginia Economic Development
 Authority Lease Revenue, 5.50%, 6/1/12,
 MBIA........................................  2,000,000   2,329,200
West Virginia Economic Development
 Authority Lease Revenue, 5.50%,
 6/1/15, Callable 6/1/12 @ 101, MBIA.........  1,000,000   1,153,050
West Virginia Economic Development
 Authority Lease Revenue, Series A,
 5.00%, 10/1/15, Callable 10/1/11 @ 101......  1,250,000   1,359,400
West Virginia State Parkways Economic
 Development & Tourism Authority,
 4.71%, 7/1/03, FGIC*........................    250,000     247,038
West Virginia State Parkways Economic
 Development & Tourism Authority,
 5.00%, 5/15/10, FGIC........................  2,055,000   2,297,551
West Virginia State Parkways Economic
 Development & Tourism Authority,
 5.25%, 5/15/14, FGIC........................  1,135,000   1,302,254
West Virginia State Parkways Economic
 Development and Tourism,
 5.78%, 5/15/07, FGIC*.......................    175,000     153,811
West Virginia State Parkways Economic
 Development and Tourism,
 5.78%, 5/15/07, FGIC*.......................    325,000     285,649
                                                         -----------
                                                          10,942,981
                                                         -----------
  Total Municipal Bonds                                   82,898,246
                                                         -----------
Investment Companies (4.7%)
Federated Municipal Obligations Fund.........  1,000,000   1,000,000
Federated Tax Exempt Money Market Fund.......  3,167,855   3,167,855
                                                         -----------
  Total Investment Companies                               4,167,855
                                                         -----------
Total Investments
 (Cost $82,005,269)(a) -- 98.7%                           87,066,101
Other assets in excess of liabilities -- 1.3%              1,133,127
                                                         -----------
Net Assets -- 100.0%.........................            $88,199,228
                                                         ===========

--------
(a)Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of accretion recognized for financial reporting in excess of federal income tax reporting of $19,148. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

                   Unrealized appreciation....... $5,083,237
                   Unrealized depreciation.......     (3,257)
                                                  ----------
                   Net unrealized appreciation... $5,079,980
                                                  ==========

* The interest rate for this variable rate note, which will change periodically, is based on the prime rate or an index of market rates. The rate reflected is the rate in effect as of September 30, 2002. The maturity date reflected is the final maturity date.
AMBAC -- Insured by AMBAC Indemnity Corporation.
FGIC -- Insured by Financial Guaranty Insurance Corporation.
FHA -- Insured by Federal Housing Administration.
FSA-CR -- Insured by Financial Security Assurance.
LOC -- Line of Credit.
MBIA -- Insured by Municipal Bond Insurance Association.

              See accompanying notes to the financial statements.

Prime Money Market Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2002

                                            Principal   Amortized
                                             Amount       Cost
                                           ----------- ------------
Municipal Bonds (0.7%)
Bridgeport, Connecticut, Series C,
 3.25%, 7/17/03........................... $ 7,000,000 $  7,008,059
                                                       ------------
  Total Municipal Bonds                                   7,008,059
                                                       ------------
Certificates of Deposit (5.8%)
Banking & Financial Services (5.8%)
BNP Paribas, 2.22%, 2/18/03...............   6,000,000    6,000,114
Comerica Bank, 2.53%, 3/7/03..............  10,000,000   10,000,425
Comercia Bank, 2.33%, 6/20/03.............   2,000,000    2,000,000
Comerica Bank, 2.28%, 6/23/03.............   7,500,000    7,505,551
Credit Lyonnais, 1.73%, 11/18/02..........   5,000,000    4,999,596
Credit Suisse First Boston, 1.81%, 2/3/03.   5,000,000    5,000,000
Danske Bank, 2.10%, 6/30/03...............   3,000,000    2,998,226
Mercantile Safe Deposit & Trust Co.,
 1.95%, 12/17/02..........................   1,500,000    1,500,000
Mercantile Safe Deposit & Trust Co.,
 2.10%, 6/30/03...........................   2,000,000    2,000,000
Svenska Handelsbanken, Stockholm,
 2.23%, 6/23/03...........................  10,000,000    9,997,122
Svenska Handelsbanken, Stockholm,
 2.28%, 6/30/03...........................   3,000,000    3,002,848
                                                       ------------
  Total Certificates of Deposit                          55,003,882
                                                       ------------
Commercial Paper (32.1%)
Asset Backed Securities (0.9%)
Compass Securitization,
 1.77%, 10/25/02** (b)....................   5,315,000    5,308,728
Galaxy Funding, Inc., 1.77%, 1/24/03** (b)   3,000,000    2,983,038
                                                       ------------
                                                          8,291,766
                                                       ------------
Banking & Financial Services (28.9%)
Bavaria TRR, 1.78%, 10/8/02** (b).........  25,000,000   24,991,346
BISHOP'S Gate Residential Mortgage Trust,
 1.78%, 10/9/02**.........................  20,300,000   20,291,970
Blue Spice, LLC, 1.79%, 11/25/02** (b)....  40,000,000   39,890,610
Citicorp, 1.77%, 11/8/02**................   9,000,000    8,983,185
Falcon Asset Securitization Corp.,
 1.77%, 10/10/02** (b)....................  25,000,000   24,988,937
Ford Motor Credit Co., 2.04%, 10/7/02**...   7,500,000    7,497,450
Ford Motor Credit Co., 2.05%, 10/11/02**..   1,000,000      999,431
Ford Motor Credit Co., 2.03%, 10/30/02**..   1,000,000      998,365
Fountain Square Commercial Funding Corp.,
 1.81%, 10/9/02** (b).....................   2,519,000    2,517,987
Fountain Square Commercial Funding Corp.,
 1.80%, 10/15/02** (b)....................  13,000,000   12,990,900
Fountain Square Commercial Funding Corp.,
 1.80%, 10/18/02** (b)....................   5,000,000    4,995,750
General Electric Capital Corp.,
 2.12%, 10/25/02**........................  15,000,000   14,978,800
General Electric Capital Corp.,
 1.77%, 1/21/03** (b).....................   2,500,000    2,486,233
General Motors Acceptance Corp.,
 2.06%, 12/13/02**........................     600,000      597,494
ING (U.S) Funding, LLC, 1.98%, 3/26/03**..   2,000,000    1,980,640
Ivory Funding Corp., 1.79%, 10/31/02** (b)   1,524,000    1,521,727
Ivory Funding Corp., 1.77%, 11/15/02** (b)   5,000,000    4,988,938
Ivory Funding Corp., 1.77%, 11/15/02** (b)   2,300,000    2,294,883
John Deere Credit Ltd., 2.00%, 10/25/02**.   9,000,000    8,988,000
John Deere Credit Ltd., 2.00%, 11/22/02**.     600,000      598,267
K2 (USA) LLC, 2.45%, 11/20/02** (b).......   5,000,000    5,000,000
New Center Asset Trust, 1.77%, 11/4/02**..   5,000,000    4,991,642

                                              Principal   Amortized
                                               Amount       Cost
                                             ----------- ------------
Commercial Paper, continued
Banking & Financial Services, continued
Sheffield Receivables Corp.,
 1.78%, 10/8/02** (b)....................... $23,700,000 $ 23,691,796
Stellar Funding Group, 1.77%, 10/28/02** (b)  10,000,000    9,986,725
Stellar Funding Group, 1.77%, 10/30/02** (b)   4,019,000    4,013,270
Stellar Funding Group, 1.80%, 1/23/03** (b).   2,554,000    2,539,442
Stellar Funding Group, 1.81%, 1/31/03** (b).  10,316,000   10,252,723
Three Rivers Funding Corp., 1.78%,
 10/23/02** (b).............................  12,178,000   12,164,753
Variable Funding Capital Corp.,
 1.80%, 1/22/03** (b).......................  15,000,000   14,915,250
                                                         ------------
                                                          275,136,514
                                                         ------------
Food & Related (1.3%)
General Mills, Inc., 1.95%, 10/24/02**......   2,400,000    2,397,010
Safeway, Inc., 1.90%, 10/8/02** (b).........   5,800,000    5,797,857
Safeway, Inc., 1.92, 10/9/02** (b)..........   3,900,000    3,898,336
                                                         ------------
                                                           12,093,203
                                                         ------------
Telecommunications (1.0%)
Verizon Global Funding,
 2.00%, 11/15/02**..........................   9,689,000    9,664,778
                                                         ------------
  Total Commercial Paper                                  305,186,261
                                                         ------------
Corporate Bonds (7.0%)
Banking & Financial Services (4.4%)
Americredit Automobile Receivables Trust,
 1.92%, 3/12/03.............................     164,645      164,645
Beta Finance, 2.42%, 2/7/03, (b)............   3,000,000    3,000,000
Beta Finance, 2.54%, 3/7/03, (b)............   3,000,000    3,000,000
Beta Finance, 3.00%, 4/8/03, (b)............   5,000,000    5,000,000
Ford Credit Auto Owner Trust,
 2.01%, 12/16/02............................       5,991        5,991
Ford Credit Auto Owner Trust,
 1.86%, 3/17/03.............................   2,975,552    2,975,552
Ford Credit Auto Owner Trust,
 1.79%, 5/15/03.............................   6,511,665    6,511,665
General Motors Acceptance Corp.,
 2.22%, 10/1/02, (c)........................   3,000,000    3,000,000
General Motors Acceptance Corp.,
 6.63%, 10/1/02.............................     100,000      100,000
General Motors Acceptance Corp.,
 2.18%, 11/24/02............................   5,100,000    5,100,000
Merrill Lynch & Company, Inc.,
 2.45%, 3/24/03.............................   2,500,000    2,500,000
MMCA Auto Owner Trust,
 2.01%, 3/17/03.............................     164,676      164,676
National City Bank, 2.50%, 3/10/03..........   5,000,000    4,999,675
Nissan Auto Receivables Owners Trust,
 1.84%, 2/10/03.............................     197,526      197,526
Nissan Auto Receivables Owners Trust,
 2.09%, 5/9/03..............................   3,674,332    3,674,332
                                                         ------------
                                                           40,394,062
                                                         ------------
Oil & Gas Exploration Products &
 Services (0.8%)
Conoco, Inc., 1.98%, 10/7/02................   6,900,000    6,900,000
Conoco, Inc., 2.00%, 10/7/02................   1,100,000    1,100,000
                                                         ------------
                                                            8,000,000
                                                         ------------

                                   Continued

Prime Money Market Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2002

                                            Principal    Amortized
                                             Amount        Cost
                                           ----------- -------------
Corporate Bonds, continued
Retail (0.5%)
WAL-MART, Inc., 4.375%, 8/1/03............ $ 5,000,000 $   5,086,286
                                                       -------------
Telecommunications (1.3%)
Bellsouth Corp., 4.11%, 4/26/03...........  12,500,000    12,590,815
                                                       -------------
  Total Corporate Bonds                                   66,071,163
                                                       -------------
U.S. Government Agencies (1.6%)
Federal Home Loan Bank (1.1%)
2.07%, 9/23/03, Callable 12/3/02 @100.....   5,000,000     4,999,827
2.00%, 10/22/03, Callable 12/27/02 @
 100......................................   5,000,000     5,000,000
                                                       -------------
                                                           9,999,827
                                                       -------------
Federal National Mortgage Assoc. (0.5%)
2.30%, 7/30/03, Callable 10/30/02 @ 100...   5,000,000     5,000,000
                                                       -------------
  Total U.S. Government Agencies                          14,999,827
                                                       -------------
Variable Rate Notes (36.6%)
Banking & Financial Services (27.4%)
Anchor Holdings, 1.96%, 10/3/02*..........   1,910,000     1,910,000
Authority Family, LLC, 2.02%, 10/1/02*....   2,860,000     2,860,000
Bartlett, Illinois, Redevelopment Project,
 1.90%, 10/2/02*..........................   5,000,000     5,000,000
Comerica Bank, 1.78%, 10/7/02*............  23,000,000    22,998,027
Compass Securitization, 1.78%, 10/3/02*...   5,000,000     4,999,993
Compass Securitization,
 1.78%, 10/13/02*.........................  10,000,000     9,999,328
Gainesville & Hall County, Georgia,
 Development Authority,
 1.85%, 10/2/02*..........................   6,680,000     6,680,000
General Electric Capital Corp.,
 1.84%, 10/9/02* (b)......................   7,000,000     7,000,000
General Electric Capital Corp.,
 1.85%, 10/17/02* (b).....................   7,000,000     7,000,000
General Motors Residential Holding Corp.,
 2.22%, 10/1/02*..........................   1,000,000     1,000,000
Goldman Sachs Group, Inc.,
 1.84%, 10/22/02* (c).....................  41,000,000    41,000,000
H.C. Equities, 1.89%, 10/3/02*............   4,990,000     4,990,000
Indian Hills Country Club,
 1.91%, 10/3/02*..........................   3,635,000     3,635,000
JW Harris Company, Inc.,
 1.90%, 10/3/02*..........................   4,925,000     4,925,000
K2 (USA) LLC, 1.80%, 10/15/02* (b)........  25,000,000    24,997,792
Key Bank, 2.01%, 10/1/02*.................  15,000,000    15,004,792
Maryland Economic Development Corp.,
 2.02%, 10/1/02*..........................   7,000,000     7,000,000
Merrill Lynch & Company, Inc.,
 1.86%, 10/11/02*.........................  12,000,000    12,000,000
Monet Trust, 1.86%, 10/27/02* (b).........   5,000,000     5,000,000
New Keibler Thompson Co.,
 2.01%, 10/4/02*..........................  11,985,000    11,985,000
Quality Synthetic Rubber Co.,
 1.96%, 10/3/02*..........................   1,426,000     1,426,000
Seven Hills School, 1.90%, 10/3/02*.......   4,860,000     4,860,000
Sigma Finance, Inc., 1.81%, 10/1/02* (b)..   5,000,000     5,000,000
Sigma Finance, Inc., 1.78%, 11/2/02*......   5,000,000     4,999,708
Sigma Finance, Inc., 1.80%, 10/5/02* (b)..  19,000,000    18,996,794
Spira Millenium, 1.90%, 10/3/02*..........   4,000,000     4,000,000
Stone Creek, 1.85%, 10/3/02*..............  14,485,000    14,485,000

                                          Principal   Amortized
                                           Amount       Cost
                                         ----------- ------------
Variable Rate Notes, continued
Banking & Financial Services, continued
Strategic Money Market Trust,
 1.82%, 12/13/02* (b)................... $ 1,000,000 $  1,000,000
Trevecca Nazarene University,
 1.85%, 10/2/02*........................   2,940,000    2,940,000
URI Trust, 1.87%, 12/18/02* (b).........   1,000,000    1,000,000
Wells Fargo & Co., 1.86%, 10/14/02*.....   3,000,000    3,000,000
                                                     ------------
                                                      261,692,434
                                                     ------------
Distilled & Blended Liquors (0.6%)
Diageo Capital, 1.80%, 12/14/02*........   6,000,000    6,000,000
                                                     ------------
Food & Related (0.4%)
Unilever, 1.97%, 10/24/02*..............   4,000,000    4,000,336
                                                     ------------
Insurance (2.6%)
Allstate Life Insurance Co.,
 1.96%, 12/1/02* (c)....................   2,000,000    2,000,000
GE Capital Assurance Co.,
 1.88%, 11/12/02*.......................   5,000,000    5,000,000
Jackson National Life Insurance Co.,
 1.91%, 10/14/02* (c)...................   3,000,000    3,000,000
New York Life Insurance Co.,
 1.90%, 12/1/02* (c)....................   5,000,000    5,000,000
United of Omaha Life Insurance Co.,
 1.97%, 10/1/02* (c)....................   5,000,000    5,000,000
World Wildlife Fund, Inc.,
 1.81%, 10/3/02*........................   5,000,000    5,000,000
                                                     ------------
                                                       25,000,000
                                                     ------------
Personal Credit Institutions (2.2%)
USA Education, Inc., 1.83%, 10/16/02*...  16,000,000   15,998,995
USA Education, Inc., 2.27%, 12/16/02*...   5,000,000    5,006,188
                                                     ------------
                                                       21,005,183
                                                     ------------
Pharmaceuticals (1.5%)
Bayer Corp., 4.45%, 3/19/03* (b)........   2,000,000    2,013,669
Merck & Company, Inc.,
 1.77%, 10/25/02*.......................  12,000,000   12,000,000
                                                     ------------
                                                       14,013,669
                                                     ------------
Telecommunications (1.9%)
Bellsouth Telecommunications, Inc.,
 1.82%, 12/4/02*........................   4,500,000    4,500,000
Verizon Global Funding,
 1.80%, 10/18/02* (b)...................   3,500,000    3,499,678
Verizon Global Funding, 1.71%, 11/8/02*.  10,000,000    9,998,500
                                                     ------------
                                                       17,998,178
                                                     ------------
  Total Variable Rate Notes                           349,709,800
                                                     ------------
Collateralized Loan Agreements (10.5%)
Bear Stearns Securities Corp.,
 2.01%, dated 9/30/02, maturing 10/1/02;
 (Collateralized fully by various
 Government Agency securities)..........  25,000,000   25,000,000
Credit Suisse First Boston Corp.,
 2.06%, dated 9/30/02, maturing 10/1/02;
 (Collateralized fully by various
 Government Agency securities)..........  25,000,000   25,000,000
Greenwich Capital Markets, Inc.,
 2.03%, dated 9/30/02, maturing 10/1/02;
 (Collateralized fully by various
 Government Agency securities)..........  25,000,000   25,000,000

                                   Continued

Prime Money Market Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, continued                 September 30, 2002

                                          Principal   Amortized
                                           Amount       Cost
                                         ----------- ------------
Collateralized Loan Agreements,
 continued
J.P. Morgan Chase & Co.,
 2.07%, dated 9/30/02, maturing 10/1/02;
 (Collateralized fully by various
 Government Agency securities).......... $25,000,000 $ 25,000,000
                                                     ------------
  Total Collateralized Loan Agreements                100,000,000
                                                     ------------

                                             Principal    Amortized
                                              Amount        Cost
                                            ----------- ------------
Repurchase Agreements (6.2%)
UBS Warburg LLC., 1.98%, dated 9/30/02,
 maturing 10/1/02; (Collateralized fully by
 various Government Agency securities)..... $59,220,000 $ 59,220,000
                                                        ------------
  Total Repurchase Agreements                             59,220,000
                                                        ------------
Total Investments
 (Amortized Cost $957,198,992)(a) -- 100.5%              957,198,992
Liabilities in excess of other
 assets -- (0.5)%..........................               (4,907,555)
                                                        ------------
Net Assets -- 100.0%.......................             $952,291,437
                                                        ============

--------
(a)Cost and value for federal income tax and financial reporting purposes are the same.
(b)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using board approved procedures, has deemed these securities to be liquid.
(c)Illiquid Security
* The interest rate for this variable rate note, which will change periodically, is based either on prime rate or an index of market rates. The rate reflected is the rate in effect as of September 30, 2002. The maturity date reflected is the next reset date.
**Rate disclosed represents the effective yield at the time of purchase.

              See accompanying notes to the financial statements.

U.S. Treasury Money Market Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2002


                                          Principal     Amortized
                                           Amount         Cost
                                         ------------ --------------
U.S. Treasury Bills (21.9%)
1.59%, 10/17/02*........................ $ 40,000,000 $   39,970,111
1.56%, 11/21/02*........................   40,000,000     39,907,694
1.56%, 12/19/02*........................   40,000,000     39,856,604
1.54%, 1/16/03*.........................   35,000,000     34,828,949
1.51%, 2/13/03*.........................   45,000,000     44,725,875
1.51%, 3/13/03*.........................   45,000,000     44,679,433
                                                      --------------
  Total U.S. Treasury Bills                              243,968,666
                                                      --------------
U.S. Treasury Notes (27.2%)
5.75%, 10/31/02.........................   50,000,000     50,159,502
5.625%, 11/30/02........................   50,000,000     50,295,234
5.125%, 12/31/02........................   50,000,000     50,370,858
4.75%, 1/31/03..........................   50,000,000     50,462,069
4.625%, 2/28/03.........................   50,000,000     50,591,999
4.25%, 3/31/03..........................   50,000,000     50,650,012
                                                      --------------
  Total U.S. Treasury Notes                              302,529,674
                                                      --------------
Repurchase Agreements (50.7%)
Bank of America, 1.85%, dated 9/30/02,
 maturing 10/1/02; (Collateralized fully
 by U.S. Treasury Notes)................  113,000,000    113,000,000

                                             Principal     Amortized
                                              Amount         Cost
                                            ------------ --------------
Repurchase Agreements, continued
First Boston, 1.87%, dated 9/30/02,
 maturing 10/1/02; (Collateralized fully
 by U.S. Treasury Bills)................... $158,629,816 $  158,629,816
Goldman Sachs, 1.84%, dated 9/30/02,
 maturing 10/1/02; (Collateralized fully by
 U.S. Treasury Bonds)......................  124,000,000    124,000,000
Lehman Brothers, 1.83%, dated 9/30/02,
 maturing 10/1/02; (Collateralized fully by
 U.S. Treasury Bonds)......................  120,000,000    120,000,000
Salomon Smith Barney, 1.80%, dated
 9/30/02, maturing 10/1/02;
 (Collateralized fully by U.S. Treasury
 Bills)....................................   50,000,000     50,000,000
                                                         --------------
  Total Repurchase Agreements                               565,629,816
                                                         --------------
Total Investments
 (Amortized Cost $1,112,128,156)
 (a) -- 99.8%                                             1,112,128,156
Other assets in excess of
 liabilities -- 0.2%.......................                   1,846,098
                                                         --------------
Net Assets -- 100.0%.......................              $1,113,974,254
                                                         ==============

--------
(a)Cost and value for federal income tax and financial reporting purposes are the same.
* Rate disclosed represents the effective yield at time of purchase.

              See accompanying notes to the financial statements.

Capital Manager Conservative Growth Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2002


                                                         Shares      Value
                                                        --------- -----------
Investment Companies (103.3%)
BB&T Balanced Fund.....................................   598,848 $ 5,850,747
BB&T Intermediate Corporate Bond Fund..................   322,499   3,331,414
BB&T Intermediate U.S. Government Bond Fund............   618,612   6,668,639
BB&T International Equity Fund.........................   304,216   1,950,024
BB&T Large Company Growth Fund (b).....................   308,510   2,057,763
BB&T Large Company Value Fund..........................   238,384   3,068,002
BB&T Mid Cap Growth Fund...............................    75,030     627,249
BB&T Mid Cap Value Fund................................    86,075     940,796

                                                         Shares      Value
                                                        --------- -----------
Investment Companies, continued
BB&T Short U.S. Government Income Fund.................   330,123 $ 3,330,936
BB&T Small Company Growth Fund (b).....................    69,927     674,793
BB&T U.S. Treasury Money Market Fund................... 1,760,046   1,760,046
                                                                  -----------
 Total Investment Companies                                        30,260,409
                                                                  -----------
Total Investments In Affiliates (Cost
 $36,212,896)(a) -- 103.3%                                         30,260,409
Liabilities in excess of other assets -- (3.3)%........              (970,478)
                                                                  -----------
Net Assets -- 100.0%...................................           $29,289,931
                                                                  ===========

--------
(a)Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $99,536. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

                    Unrealized appreciation.... $   721,070
                    Unrealized depreciation....  (6,773,093)
                                                -----------
                    Net unrealized depreciation $(6,052,023)
                                                ===========

(b)Represents non-income producing securities.

              See accompanying notes to the financial statements.

Capital Manager Moderate Growth Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2002


                                                    Shares      Value
                                                   --------- -----------
Investment Companies (102.5%)
BB&T Balanced Fund................................   354,901 $ 3,467,379
BB&T Intermediate Corporate Bond Fund.............   182,543   1,885,672
BB&T Intermediate U.S. Government Bond Fund.......   350,271   3,775,917
BB&T International Equity Fund....................   446,751   2,863,675
BB&T Large Company Growth Fund (b)................   652,523   4,352,328
BB&T Large Company Value Fund.....................   506,841   6,523,043
BB&T Mid Cap Growth Fund..........................   110,047     919,990
BB&T Mid Cap Value Fund...........................   126,641   1,384,181

                                                    Shares      Value
                                                   --------- -----------
Investment Companies, continued
BB&T Short U.S. Government Income Fund............   186,910 $ 1,885,923
BB&T Small Company Growth Fund (b)................   102,773     991,764
BB&T U.S. Treasury Money Market Fund.............. 1,546,261   1,546,261
                                                             -----------
 Total Investment Companies                                   29,596,133
                                                             -----------
Total Investments In Affiliates (Cost
 $38,757,040)(a) -- 102.5%                                    29,596,133
Liabilities in excess of other assets -- (2.5)%...              (734,384)
                                                             -----------
Net Assets -- 100.0%..............................           $28,861,749
                                                             ===========

--------
(a)Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $178,983. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

                  Unrealized appreciation....... $   361,968
                  Unrealized depreciation.......  (9,701,858)
                                                 -----------
                  Net unrealized depreciation... $(9,339,890)
                                                 ===========

(b)Represents non-income producing securities.

              See accompanying notes to the financial statements.

Capital Manager Growth Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2002

                                       Shares     Value
                                       ------- -----------
Investment Companies (101.4%)
BB&T Balanced Fund.................... 135,560 $ 1,324,421
BB&T Intermediate Corporate Bond Fund.  72,828     752,309
BB&T Intermediate U.S. Government Bond
 Fund................................. 139,742   1,506,422
BB&T International Equity Fund........ 513,159   3,289,348
BB&T Large Company Growth Fund (b).... 852,207   5,684,223
BB&T Large Company Value Fund......... 662,267   8,523,378
BB&T Mid Cap Growth Fund.............. 126,557   1,058,020
BB&T Mid Cap Value Fund............... 145,375   1,588,952

                                                 Shares      Value
                                                --------- -----------
Investment Companies, continued
BB&T Short U.S. Government Income Fund.........    74,656 $   753,274
BB&T Small Company Growth Fund (b).............   117,964   1,138,356
BB&T U.S. Treasury Money Market Fund........... 1,147,836   1,147,836
                                                          -----------
  Total Investment Companies                               26,766,539
                                                          -----------
Total Investments In Affiliates
 (Cost $38,370,128)(a) -- 101.4%                           26,766,539
Liabilities in excess of other assets -- (1.4)%              (361,888)
                                                          -----------
Net Assets -- 100.0%...........................           $26,404,651
                                                          ===========

--------
(a)Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $81,284. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

                   Unrealized appreciation.... $    140,312
                   Unrealized depreciation....  (11,825,185)
                                               ------------
                   Net unrealized depreciation $(11,684,873)
                                               ============

(b)Represents non-income producing securities.

              See accompanying notes to the financial statements.

Capital Manager Aggressive Growth Fund
--------------------------------------------------------------------------------

Schedule of Portfolio Investments                            September 30, 2002

                                                Shares     Value
                                                ------- -----------
Investment Companies (102.8%)
BB&T International Equity Fund................. 298,645 $ 1,914,313
BB&T Large Company Growth Fund (b)............. 525,815   3,507,183
BB&T Large Company Value Fund.................. 408,680   5,259,711
BB&T Mid Cap Growth Fund.......................  73,713     616,242
BB&T Mid Cap Value Fund........................  84,623     924,934
BB&T Small Company Growth Fund (b).............  68,691     662,867
BB&T U.S. Treasury Money Market Fund........... 786,657     786,657
                                                        -----------
  Total Investment Companies                             13,671,907
                                                        -----------
Total Investments In Affiliates
 (Cost $18,284,836)(a) -- 102.8%                         13,671,907
Liabilities in excess of other assets -- (2.8)%            (371,950)
                                                        -----------
Net Assets -- 100.0%...........................         $13,299,957
                                                        ===========

--------
(a)Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

                    Unrealized appreciation.... $        --
                    Unrealized depreciation....  (4,612,929)
                                                -----------
                    Net unrealized depreciation $(4,612,929)
                                                ===========

(b)Represents non-income producing securities.

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Assets and Liabilities                          September 30,2002


                                                                                 Balanced    Large Company Large Company
                                                                                   Fund       Value Fund    Growth Fund
                                                                               ------------  ------------- -------------
Assets:
Investments, at cost.......................................................... $129,356,348  $393,077,188  $196,910,275
  Unrealized appreciation (depreciation)......................................  (10,241,360)  (25,089,624)  (13,923,137)
                                                                               ------------  ------------  ------------
  Investments, at value*......................................................  119,114,988   367,987,564   182,987,138
Foreign currency, at value**..................................................           --            --            --
Collateral for securities loaned..............................................    7,219,200   109,327,400    47,532,400
Interest and dividends receivable.............................................      360,257       633,789       126,473
Receivable for capital shares issued..........................................        4,000           620         2,100
Receivable for investments sold...............................................      610,835       440,394            --
Receivable for forward foreign currency contracts.............................           --            --            --
Reclaims receivable...........................................................           --            --            --
Prepaid expenses..............................................................        3,606         9,568         5,339
                                                                               ------------  ------------  ------------
Total Assets..................................................................  127,312,886   478,399,335   230,653,450
                                                                               ------------  ------------  ------------
Liabilities:
Dividends payable.............................................................      178,820       381,791            --
Payable for capital shares redeemed...........................................          336         6,023           305
Payable for collateral received on loaned securities..........................    7,219,200   109,327,400    47,532,400
Payable for investments purchased.............................................      557,492     1,155,315     2,637,845
Accrued expenses and other payables:
  Investment advisory fees....................................................       61,692       193,953        92,516
  Administration, transfer agent and fund accounting fees.....................        3,304        10,264         5,030
  Distribution fees...........................................................       14,243        26,956        12,584
  Other.......................................................................       58,960       204,207       122,128
                                                                               ------------  ------------  ------------
Total Liabilities.............................................................    8,094,047   111,305,909    50,402,808
                                                                               ------------  ------------  ------------
Net Assets:
Capital.......................................................................  140,064,393   395,669,203   259,604,942
Undistributed (distributions in excess of) net investment income..............      141,244          (444)           --
Net realized gains (losses) on investments and foreign currency transactions..  (10,745,438)   (3,485,709)  (65,431,163)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions.................................................................  (10,241,360)  (25,089,624)  (13,923,137)
                                                                               ------------  ------------  ------------
Net Assets.................................................................... $119,218,839  $367,093,426  $180,250,642
                                                                               ============  ============  ============
Net Assets
  Class A Shares.............................................................. $ 13,953,526  $ 22,221,749  $  6,240,270
  Class B Shares..............................................................   12,737,062    24,848,675    13,040,000
  Class C Shares..............................................................      283,334        51,717        37,056
  Trust Shares................................................................   92,244,917   319,971,285   160,933,316
                                                                               ------------  ------------  ------------
Total......................................................................... $119,218,839  $367,093,426  $180,250,642
                                                                               ============  ============  ============
Outstanding units of beneficial interest (shares)
  Class A Shares..............................................................    1,423,777     1,730,174       945,783
  Class B Shares..............................................................    1,308,646     1,948,665     2,049,875
  Class C Shares..............................................................       29,119         4,061         5,818
  Trust Shares................................................................    9,439,148    24,862,959    24,126,795
                                                                               ------------  ------------  ------------
Total.........................................................................   12,200,690    28,545,859    27,128,271
                                                                               ============  ============  ============
Net asset value
  Class A Shares -- redemption price per share................................ $       9.80  $      12.84  $       6.60
                                                                               ============  ============  ============
  Class B -- offering price per share***...................................... $       9.73  $      12.75  $       6.36
                                                                               ============  ============  ============
  Class C -- offering price per share***...................................... $       9.73  $      12.74  $       6.37
                                                                               ============  ============  ============
  Trust Shares -- offering and redemption price per share..................... $       9.77  $      12.87  $       6.67
                                                                               ============  ============  ============
Maximum Sales Charge -- Class A Share.........................................         5.75%         5.75%         5.75%
                                                                               ============  ============  ============
Maximum Offering Price (100%/(100%-Maximum Sales Charge) of net asset value
 adjusted to the nearest cent) per share -- Class A Share..................... $      10.40  $      13.62  $       7.00
                                                                               ============  ============  ============

--------
* The Balanced Fund, Large Company Value Fund, Large Company Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Company Growth Fund, Short U.S. Government Income Fund, Intermediate U.S. Government Bond Fund and Intermediate Corporate Bond Fund include securities on loan of $6,817,715, $103,251,938, $45,377,489, $8,517,568, $10,529,794, $10,065,680, $14,937,480,
  $96,427,948 and $8,750,360 respectively.
**The International Equity Fund includes foreign currency at cost of $703,894. ***Redemption price per share varies by length of time shares are held.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




                                                         Short U.S.    Intermediate   Intermediate
  Mid Cap       Mid Cap    Small Company  International  Government   U.S. Government  Corporate
 Value Fund   Growth Fund   Growth Fund    Equity Fund   Income Fund     Bond Fund     Bond Fund
------------  -----------  -------------  ------------- ------------  --------------- ------------
$ 94,723,397  $73,751,091  $ 111,892,419  $150,982,786  $181,088,052   $327,926,455   $140,702,332
  (3,106,662)   1,581,553     (3,343,566)  (24,142,193)    5,339,911     24,475,767      7,940,680
------------  -----------  -------------  ------------  ------------   ------------   ------------
  91,616,735   75,332,644    108,548,853   126,840,593   186,427,963    352,402,222    148,643,012
          --           --             --       715,390            --             --             --
   9,085,200   10,984,600     10,889,100            --    15,245,000     97,958,225      8,822,500
     190,694       11,771         21,803       163,428     1,440,562      3,273,552      2,320,306
          --           94             --            --            --         50,381         36,280
          --    1,660,588      2,945,654       927,537            --      3,055,712      1,082,954
          --           --             --         2,921            --             --             --
          --           --             --       201,655            --             --             --
       3,287        2,895          4,295         3,516         4,442          5,571          3,735
------------  -----------  -------------  ------------  ------------   ------------   ------------
 100,895,916   87,992,592    122,409,705   128,855,040   203,117,967    456,745,663    160,908,787
------------  -----------  -------------  ------------  ------------   ------------   ------------
     195,031           --             --            --       667,803      1,326,950        608,707
          --           --          3,478            --            --             --             --
   9,085,200   10,984,600     10,889,100            --    15,245,000     97,958,225      8,822,500
          --      771,199      5,508,331     1,878,599            --      3,262,846      2,046,652
      42,090       27,547         89,923       110,859        76,438        143,060         56,087
       2,548        2,116          2,939         3,600         4,088          9,628          4,075
       2,329        1,706          6,862         2,127         1,051          7,021          4,155
      27,541       46,731        112,806        54,907        40,497         59,988         32,502
------------  -----------  -------------  ------------  ------------   ------------   ------------
   9,354,739   11,833,899     16,613,439     2,050,092    16,034,877    102,767,718     11,574,678
------------  -----------  -------------  ------------  ------------   ------------   ------------
  99,571,051   84,436,645    216,393,148   195,978,959   183,021,910    328,857,611    144,641,170
      (1,420)          --             --        91,114       168,875         (2,749)        67,259
  (4,921,792)  (9,859,505)  (107,258,316)  (45,134,428)   (1,447,606)       647,316     (3,315,000)
  (3,106,662)   1,581,553     (3,343,566)  (24,130,697)    5,339,911     24,475,767      7,940,680
------------  -----------  -------------  ------------  ------------   ------------   ------------
$ 91,541,177  $76,158,693  $ 105,796,266  $126,804,948  $187,083,090   $353,977,945   $149,334,109
============  ===========  =============  ============  ============   ============   ============
$  5,070,062  $ 5,533,117  $   5,144,539  $  1,412,066  $  5,285,649   $  6,452,561   $  2,042,495
   1,158,290      507,345      6,702,677     2,055,920            --      5,980,806      4,464,757
     299,966      142,785         31,028         7,060            --      1,313,261        318,135
  85,012,859   69,975,446     93,918,022   123,329,902   181,797,441    340,231,317    142,508,722
------------  -----------  -------------  ------------  ------------   ------------   ------------
$ 91,541,177  $76,158,693  $ 105,796,266  $126,804,948  $187,083,090   $353,977,945   $149,334,109
============  ===========  =============  ============  ============   ============   ============
     463,809      685,663        548,361       223,830       524,538        599,366        197,777
     106,283       63,430        763,366       338,709            --        557,192        431,827
      27,519       17,849          3,528         1,163            --        122,323         30,785
   7,777,347    8,373,113      9,736,229    19,228,522    18,022,790     31,564,462     13,790,327
------------  -----------  -------------  ------------  ------------   ------------   ------------
   8,374,958    9,140,055     11,051,484    19,792,224    18,547,328     32,843,343     14,450,716
============  ===========  =============  ============  ============   ============   ============
$      10.93  $      8.07  $        9.38  $       6.31  $      10.08   $      10.77   $      10.33
============  ===========  =============  ============  ============   ============   ============
$      10.90  $      8.00  $        8.78  $       6.07  $         --   $      10.73   $      10.34
============  ===========  =============  ============  ============   ============   ============
$      10.90  $      8.00  $        8.79  $       6.07  $         --   $      10.74   $      10.33
============  ===========  =============  ============  ============   ============   ============
$      10.93  $      8.36  $        9.65  $       6.41  $      10.09   $      10.78   $      10.33
============  ===========  =============  ============  ============   ============   ============
        5.75%        5.75%          5.75%         5.75%         3.00%          5.75%          5.75%
============  ===========  =============  ============  ============   ============   ============
$      11.60  $      8.56  $        9.95  $       6.69  $      10.39   $      11.43   $      10.96
============  ===========  =============  ============  ============   ============   ============


              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Assets and Liabilities, continued              September 30, 2002


                                                                         North Carolina South Carolina   Virginia
                                                                          Intermediate   Intermediate  Intermediate
                                                                         Tax-Free Fund  Tax-Free Fund  Tax-Free Fund
                                                                         -------------- -------------- -------------
Assets:
Investments:
  Unaffiliated investments, at cost.....................................  $108,132,054   $20,255,500    $78,564,225
  Investments in affiliates, at cost....................................            --            --             --
                                                                          ------------   -----------    -----------
  Total investments, at cost............................................   108,132,054    20,255,500     78,564,225
  Unrealized appreciation (depreciation)................................     8,363,034     1,626,789      6,686,946
                                                                          ------------   -----------    -----------
  Investments, at value*................................................   116,495,088    21,882,289     85,251,171
Repurchase agreements, at cost..........................................            --            --             --
Cash....................................................................            --            --             --
Collateral for securities loaned........................................            --            --             --
Interest and dividends receivable.......................................     1,628,300       250,555      1,024,095
Receivable for capital shares issued....................................         1,095        25,211             --
Receivable for investments sold.........................................            --            --      1,141,401
Prepaid expenses........................................................         1,828           920          1,348
                                                                          ------------   -----------    -----------
Total Assets............................................................   118,126,311    22,158,975     87,418,015
                                                                          ------------   -----------    -----------
Liabilities:
Dividends payable.......................................................       310,235        57,578        227,093
Payable for collateral received on loaned securities....................            --            --             --
Payable for investments purchased.......................................        49,197            --      2,408,993
Accrued expenses and other payables:
  Investment advisory fees..............................................        47,714         6,788         34,406
  Administration, transfer agent and fund accounting fees...............         2,577           363          1,851
  Distribution fees.....................................................         2,838           511            334
  Other.................................................................        29,136         6,408         21,269
                                                                          ------------   -----------    -----------
Total Liabilities.......................................................       441,697        71,648      2,693,946
                                                                          ------------   -----------    -----------
Net Assets:
Capital.................................................................   108,842,022    20,512,735     77,864,591
Undistributed (distributions in excess of) net investment income........        49,516        13,963         36,184
Net realized gains (losses) from investments............................       430,042       (66,160)       136,348
Net unrealized appreciation (depreciation) from investments.............     8,363,034     1,626,789      6,686,946
                                                                          ------------   -----------    -----------
Net Assets..............................................................  $117,684,614   $22,087,327    $84,724,069
                                                                          ============   ===========    ===========
Net Assets
  Class A Shares........................................................  $ 23,828,498   $ 4,127,537    $ 3,041,306
  Class B Shares........................................................            --            --             --
  Class C Shares........................................................            --            --             --
  Trust Shares..........................................................    93,856,116    17,959,790     81,682,763
                                                                          ------------   -----------    -----------
Total...................................................................  $117,684,614   $22,087,327    $84,724,069
                                                                          ============   ===========    ===========
Outstanding units of beneficial interest (shares)
  Class A Shares........................................................     2,194,797       379,553        253,626
  Class B Shares........................................................            --            --             --
  Class C Shares........................................................            --            --             --
  Trust Shares..........................................................     8,643,945     1,662,143      6,812,995
                                                                          ------------   -----------    -----------
Total...................................................................    10,838,742     2,041,696      7,066,621
                                                                          ============   ===========    ===========
Net asset value
  Class A Shares -- redemption price per share..........................  $      10.86   $     10.87    $     11.99
                                                                          ============   ===========    ===========
  Class B -- offering price per share**.................................  $         --   $        --    $        --
                                                                          ============   ===========    ===========
  Class C -- offering price per share**.................................  $         --   $        --    $        --
                                                                          ============   ===========    ===========
  Trust Shares -- offering and redemption price per share...............  $      10.86   $     10.81    $     11.99
                                                                          ============   ===========    ===========
Maximum Sales Charge -- Class A Shares..................................          3.00%         3.00%          3.00%
                                                                          ============   ===========    ===========
Maximum Offering Price (100%/(100% -- Maximum Sales Charge) of net asset
 value adjusted to the nearest cent) per share -- Class A Shares........  $      11.20   $     11.21    $     12.36
                                                                          ============   ===========    ===========

--------
* The U.S. Treasury Money Market Fund includes securities on loan of
  $61,962,250.
**Redemption price per share varies by length of time shares are held.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------



West Virginia              U.S. Treasury  Capital Manager Capital Manager Capital Manager  Capital Manager
Intermediate  Prime Money  Money Market    Conservative      Moderate         Growth      Aggressive Growth
Tax-Free Fund Market Fund      Fund         Growth Fund     Growth Fund        Fund             Fund
------------- ------------ -------------- --------------- --------------- --------------- -----------------
 $82,005,269  $897,978,992 $  546,498,340   $        --     $        --    $         --      $        --
          --            --             --    36,212,896      38,757,040      38,370,128       18,284,836
 -----------  ------------ --------------   -----------     -----------    ------------      -----------
  82,005,269   897,978,992    546,498,340    36,212,896      38,757,040      38,370,128       18,284,836
   5,060,832            --             --    (5,952,487)     (9,160,907)    (11,603,589)      (4,612,929)
 -----------  ------------ --------------   -----------     -----------    ------------      -----------
  87,066,101   897,978,992    546,498,340    30,260,409      29,596,133      26,766,539       13,671,907
          --    59,220,000    565,629,816            --              --              --               --
          --           727             --            --              --              --               --
          --            --     62,710,000            --              --              --               --
   1,469,424     1,757,889      3,430,513        68,497          44,284          27,516            8,144
          --            --             --            --             500              --              471
          --            --             --       567,000         255,000         409,000          145,000
       1,741        14,105         12,838         6,695           1,598           1,729            1,576
 -----------  ------------ --------------   -----------     -----------    ------------      -----------
  88,537,266   958,971,713  1,178,281,507    30,902,601      29,897,515      27,204,784       13,827,098
 -----------  ------------ --------------   -----------     -----------    ------------      -----------
     267,100       944,313        962,328       181,819         102,499          36,404               --
          --            --     62,710,000            --              --              --               --
          --     5,000,000             --     1,425,000         912,000         745,000          518,000
      21,493       318,306        319,709         3,685           3,635           3,413            1,718
       2,413        20,784         30,656           502             489             441              222
       2,047       139,251         65,706         1,664           4,375           5,533            1,258
      44,985       257,622        218,854            --          12,768           9,342            5,943
 -----------  ------------ --------------   -----------     -----------    ------------      -----------
     338,038     6,680,276     64,307,253     1,612,670       1,035,766         800,133          527,141
 -----------  ------------ --------------   -----------     -----------    ------------      -----------
  81,887,106   952,285,435  1,113,974,008    35,204,714      38,172,510      38,158,699       17,819,707
     (17,538)        6,002            246        (2,008)         (3,646)         (5,086)              --
   1,268,828            --             --        39,712        (146,208)       (145,373)          93,179
   5,060,832            --             --    (5,952,487)     (9,160,907)    (11,603,589)      (4,612,929)
 -----------  ------------ --------------   -----------     -----------    ------------      -----------
 $88,199,228  $952,291,437 $1,113,974,254   $29,289,931     $28,861,749    $ 26,404,651      $13,299,957
 ===========  ============ ==============   ===========     ===========    ============      ===========
 $10,029,417  $416,782,475 $  197,829,709   $ 1,198,478     $ 3,193,828    $  2,699,833      $   644,900
          --     2,729,915      1,121,048     1,682,114       4,384,200       5,711,595        1,302,069
          --       314,385         10,017        61,963         306,589          12,399              726
  78,169,811   532,464,662    915,013,480    26,347,376      20,977,132      17,980,824       11,352,262
 -----------  ------------ --------------   -----------     -----------    ------------      -----------
 $88,199,228  $952,291,437 $1,113,974,254   $29,289,931     $28,861,749    $ 26,404,651      $13,299,957
 ===========  ============ ==============   ===========     ===========    ============      ===========
     969,118   416,780,880    197,829,777       144,613         427,784         393,127           87,596
          --     2,729,896      1,121,047       202,925         591,669         839,940          178,894
          --       314,383         10,017         7,501          41,337           1,823              100
   7,549,366   532,475,684    915,013,266     3,161,558       2,807,959       2,617,528        1,536,889
 -----------  ------------ --------------   -----------     -----------    ------------      -----------
   8,518,484   952,300,843  1,113,974,107     3,516,597       3,868,749       3,852,418        1,803,479
 ===========  ============ ==============   ===========     ===========    ============      ===========
 $     10.35  $       1.00 $         1.00   $      8.29     $      7.47    $       6.87      $      7.36
 ===========  ============ ==============   ===========     ===========    ============      ===========
 $        --  $       1.00 $         1.00   $      8.29     $      7.41    $       6.80      $      7.28
 ===========  ============ ==============   ===========     ===========    ============      ===========
 $        --  $       1.00 $         1.00   $      8.26     $      7.42    $       6.80      $      7.26
 ===========  ============ ==============   ===========     ===========    ============      ===========
 $     10.35  $       1.00 $         1.00   $      8.33     $      7.47    $       6.87      $      7.39
 ===========  ============ ==============   ===========     ===========    ============      ===========
        3.00%           NA             NA          5.75%           5.75%           5.75%            5.75%
 ===========  ============ ==============   ===========     ===========    ============      ===========
 $     10.67            NA             NA   $      8.80     $      7.93    $       7.29      $      7.81
 ===========  ============ ==============   ===========     ===========    ============      ===========

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Operations                  For the Year Ended September 30, 2002


                                                                           Balanced    Large Company Large Company
                                                                             Fund       Value Fund    Growth Fund
                                                                         ------------  ------------- -------------
Investment Income:
Interest................................................................ $  2,271,977  $        653  $         --
Dividends...............................................................    1,472,338    10,229,639     1,289,632
Foreign tax withholding.................................................           --            --            --
Income from securities lending..........................................        8,008       237,112       109,012
                                                                         ------------  ------------  ------------
Total Investment Income.................................................    3,752,323    10,467,404     1,398,644
                                                                         ------------  ------------  ------------
Expenses:
Investment advisory fees................................................      941,889     3,298,049     1,443,603
Administration fees, transfer agency, and fund accounting fees..........      466,790     1,340,288       689,011
Distribution fees -- Class A Shares.....................................       73,060       145,806        40,990
Distribution fees -- Class B Shares.....................................      155,362       333,515       169,904
Distribution fees -- Class C Shares.....................................        3,873           219           138
Custodian fees..........................................................       25,001        92,578        42,206
Other...................................................................       54,653       243,235        87,472
                                                                         ------------  ------------  ------------
Total expenses before waivers...........................................    1,720,628     5,453,690     2,473,324
Less expenses voluntarily waived by the Investment Advisor..............     (178,194)     (623,951)     (273,113)
Less expenses voluntarily waived by the Administrator and its affiliates      (36,530)      (72,903)      (20,495)
                                                                         ------------  ------------  ------------
Net Expenses............................................................    1,505,904     4,756,836     2,179,716
                                                                         ------------  ------------  ------------
Net Investment Income (Loss)............................................    2,246,419     5,710,568      (781,072)
                                                                         ------------  ------------  ------------
Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investments and foreign currency
 transactions...........................................................   (6,559,563)   (2,302,990)  (30,817,611)
Change in unrealized appreciation (depreciation) from investment
 transactions and foreign currencies....................................  (12,897,395)  (97,279,636)   (9,008,842)
                                                                         ------------  ------------  ------------
Net realized/unrealized gains (losses) from investments and foreign currencies.............................................................  (19,456,958)  (99,582,626)  (39,826,453)
                                                                         ------------  ------------  ------------
Change in net assets from operations.................................... $(17,210,539) $(93,872,058) $(40,607,525)
                                                                         ============  ============  ============


              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------



                                                       Short U.S.   Intermediate   Intermediate
  Mid Cap       Mid Cap    Small Company International Government  U.S. Government  Corporate
 Value Fund   Growth Fund   Growth Fund   Equity Fund  Income Fund    Bond Fund     Bond Fund
------------  -----------  ------------- ------------- ----------- --------------- ------------
$      2,168  $    17,287  $    100,956  $      5,047  $8,618,199    $17,103,180   $ 7,743,655
   2,451,267      219,132       257,881     2,336,739      93,171        159,735       409,007
          --           --            --      (288,942)         --             --            --
       3,802       10,499        37,980            --      45,668         46,249         7,634
------------  -----------  ------------  ------------  ----------    -----------   -----------
   2,457,237      246,918       396,817     2,052,844   8,757,038     17,309,164     8,160,296
------------  -----------  ------------  ------------  ----------    -----------   -----------
     746,977      673,334     1,280,280     1,411,157   1,033,219      1,834,954       783,307
     339,345      319,403       518,107       454,345     466,509        873,133       407,800
      13,628       20,462        38,045         9,742      22,294         25,456         6,558
       6,609        2,641        90,440        26,427          --         46,713        32,991
       1,355        1,340           242            75          --          5,695         1,619
      22,388       17,942        27,104       102,055      34,722         64,216        25,876
      35,353       53,813        68,423        50,318      70,615        122,300        60,337
------------  -----------  ------------  ------------  ----------    -----------   -----------
   1,165,655    1,088,935     2,022,641     2,054,119   1,627,359      2,972,467     1,318,488
    (240,140)    (255,850)           --            --    (172,201)      (305,822)     (195,779)
          --           --       (19,023)       (4,871)    (97,251)       (12,728)       (3,279)
------------  -----------  ------------  ------------  ----------    -----------   -----------
     925,515      833,085     2,003,618     2,049,248   1,357,907      2,653,917     1,119,430
------------  -----------  ------------  ------------  ----------    -----------   -----------
   1,531,722     (586,167)   (1,606,801)        3,596   7,399,131     14,655,247     7,040,866
------------  -----------  ------------  ------------  ----------    -----------   -----------
  (3,986,719)  (8,405,207)  (37,976,809)  (16,774,443)    999,916      1,954,750    (2,940,014)
  (6,852,553)    (400,538)    8,826,339    (4,518,766)    542,749     11,640,411     3,070,645
------------  -----------  ------------  ------------  ----------    -----------   -----------
 (10,839,272)  (8,805,745)  (29,150,470)  (21,293,209)  1,542,665     13,595,161       130,631
------------  -----------  ------------  ------------  ----------    -----------   -----------
$ (9,307,550) $(9,391,912) $(30,757,271) $(21,289,613) $8,941,796    $28,250,408   $ 7,171,497
============  ===========  ============  ============  ==========    ===========   ===========


              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Operations, continued       For the Year Ended September 30, 2002


                                                                         North Carolina South Carolina   Virginia
                                                                          Intermediate   Intermediate  Intermediate
                                                                         Tax-Free Fund  Tax-Free Fund  Tax-Free Fund
                                                                         -------------- -------------- -------------
Investment Income:
Interest income.........................................................   $4,614,403     $  845,498    $3,500,169
Dividend income.........................................................       39,125         10,814        28,062
Dividend income from affiliates.........................................           --             --            --
Income from securities lending..........................................           --             --            --
                                                                           ----------     ----------    ----------
Total Investment Income.................................................    4,653,528        856,312     3,528,231
                                                                           ----------     ----------    ----------
Expenses:
Investment advisory fees................................................      642,335        117,669       477,061
Administration, transfer agency and fund accounting fees................      287,028         56,485       211,161
Distribution fees -- Class A Shares.....................................       99,862         15,503         5,974
Distribution fees -- Class B Shares.....................................           --             --            --
Distribution fees -- Class C Shares.....................................           --             --            --
Custodian fees..........................................................       21,785          4,005        16,775
Other...................................................................       46,090         12,838        33,258
                                                                           ----------     ----------    ----------
Total expenses before waivers...........................................    1,097,100        206,500       744,229
Less expenses voluntarily waived by the Investment Advisor..............     (107,055)       (39,223)      (79,509)
Less expenses voluntarily waived by the Administrator and its affiliates     (123,433)       (30,463)      (43,938)
                                                                           ----------     ----------    ----------
Net Expenses............................................................      866,612        136,814       620,782
                                                                           ----------     ----------    ----------
Net Investment Income (Loss)............................................    3,786,916        719,498     2,907,449
                                                                           ----------     ----------    ----------
Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investments..............................      412,630        141,667       512,675
Net realized gain distributions from underlying funds...................           --             --            --
Change in unrealized appreciation (depreciation) from investments.......    3,620,532        701,489     2,396,771
                                                                           ----------     ----------    ----------
Net realized/unrealized gains (losses) from investments.................    4,033,162        843,156     2,909,446
                                                                           ----------     ----------    ----------
Change in net assets from operations....................................   $7,820,078     $1,562,654    $5,816,895
                                                                           ==========     ==========    ==========


              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




West Virginia              U.S. Treasury Capital Manager Capital Manager Capital Manager  Capital Manager
Intermediate  Prime Money  Money Market   Conservative      Moderate         Growth      Aggressive Growth
Tax-Free Fund Market Fund      Fund        Growth Fund     Growth Fund        Fund             Fund
------------- -----------  ------------- --------------- --------------- --------------- -----------------
 $4,014,754   $19,674,957   $17,386,694    $        --     $        --     $        --      $        --
     39,549            --            --             --              --              --               --
         --            --            --        912,996         651,321         378,462          106,635
         --            --        37,264             --              --              --               --
 ----------   -----------   -----------    -----------     -----------     -----------      -----------
  4,054,303    19,674,957    17,423,958        912,996         651,321         378,462          106,635
 ----------   -----------   -----------    -----------     -----------     -----------      -----------
    383,589     3,543,536     3,454,630         75,783          78,672          75,389           38,525
    242,535     2,350,458     2,264,533        125,380         137,125         142,156           91,549
     21,754     2,126,549     1,029,932          3,810          15,034          15,180            2,583
         --       591,436       122,702         13,799          40,182          59,849           11,614
         --           889            66            237           1,928             115               10
     18,419        96,361       169,133          6,174           6,801           6,514            3,394
     54,825       431,629       382,883         16,797          22,439          22,732           23,353
 ----------   -----------   -----------    -----------     -----------     -----------      -----------
    721,122     9,140,858     7,423,879        241,980         302,181         321,935          171,028
    (87,249)     (281,484)     (598,356)       (30,313)        (31,469)        (30,155)         (15,410)
         --      (868,261)     (242,468)       (32,218)        (38,986)        (37,745)         (16,701)
 ----------   -----------   -----------    -----------     -----------     -----------      -----------
    633,873     7,991,113     6,583,055        179,449         231,726         254,035          138,917
 ----------   -----------   -----------    -----------     -----------     -----------      -----------
  3,420,430    11,683,844    10,840,903        733,547         419,595         124,427          (32,282)
 ----------   -----------   -----------    -----------     -----------     -----------      -----------
  1,361,363         4,348            --         46,153        (399,524)       (555,068)        (118,228)
         --            --            --         95,085         395,832         494,759          297,301
  1,759,048            --            --     (2,443,827)     (3,886,243)     (4,764,006)      (3,039,124)
 ----------   -----------   -----------    -----------     -----------     -----------      -----------
  3,120,411         4,348            --     (2,302,589)     (3,889,935)     (4,824,315)      (2,860,051)
 ----------   -----------   -----------    -----------     -----------     -----------      -----------
 $6,540,841   $11,688,192   $10,840,903    $(1,569,042)    $(3,470,340)    $(4,699,888)     $(2,892,333)
 ==========   ===========   ===========    ===========     ===========     ===========      ===========


              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                              Balanced                  Large Company
                                                                                Fund                     Value Fund
                                                                     --------------------------  --------------------------
                                                                             Year Ended                  Year Ended
                                                                            September 30,               September 30,
                                                                     --------------------------  --------------------------
                                                                         2002          2001          2002          2001
                                                                     ------------  ------------  ------------  ------------
From Investment Activities:
Operations:
  Net investment income (loss)...................................... $  2,246,419  $  2,671,141  $  5,710,568  $  5,820,534
  Net realized gains (losses) on investments........................   (6,559,563)   (3,563,542)   (2,302,990)   13,513,058
  Change in unrealized appreciation (depreciation) from investments.  (12,897,395)  (10,055,181)  (97,279,636)  (36,139,108)
                                                                     ------------  ------------  ------------  ------------
Change in net assets from operations................................  (17,210,539)  (10,947,582)  (93,872,058)  (16,805,516)
                                                                     ------------  ------------  ------------  ------------
Dividends to Class A Shareholders:
  Net investment income.............................................     (241,621)     (324,143)     (318,681)     (397,069)
  Net realized gains from investments...............................           --      (707,612)     (834,139)   (1,581,833)
Dividends to Class B Shareholders:
  Net investment income.............................................     (139,105)     (224,059)     (138,858)     (196,188)
  Net realized gains from investments...............................           --      (749,784)     (951,942)   (1,728,033)
Dividends to Class C Shareholders:
  Net investment income.............................................       (3,489)           (8)         (141)          (27)
  Net realized gains from investments...............................           --            --          (402)           --
Dividends to Trust Shareholders:
  Net investment income.............................................   (1,849,039)   (2,119,404)   (5,227,206)   (5,258,803)
  Net realized gains from investments...............................           --    (4,131,079)  (10,443,697)  (16,096,882)
                                                                     ------------  ------------  ------------  ------------
Change in net assets from shareholder dividends.....................   (2,233,254)   (8,256,089)  (17,915,066)  (25,258,835)
                                                                     ------------  ------------  ------------  ------------
Capital Transactions:
Change in net assets from capital transactions......................   24,328,425    (2,449,727)   54,589,456    63,706,397
                                                                     ------------  ------------  ------------  ------------
Change in net assets................................................    4,884,632   (21,653,398)  (57,197,668)   21,642,046
Net Assets:
  Beginning of period...............................................  114,334,207   135,987,605   424,291,094   402,649,048
                                                                     ------------  ------------  ------------  ------------
  End of period..................................................... $119,218,839  $114,334,207  $367,093,426  $424,291,094
                                                                     ============  ============  ============  ============
Undistributed (distributions in excess of) net investment income.... $    141,244  $     26,301  $       (444) $    (26,014)
                                                                     ============  ============  ============  ============

--------
(a)For the period February 1, 2001 to September 30, 2001. Upon reorganizing as Fund's within the BB&T Funds, the Mid Cap Value Fund and Mid Cap Growth Fund changed their fiscal year end from January 31 to September 30. The Statements of Changes in Net Assets for the period prior to February 1, 2001 represents the OVB Equity Income Portfolio and OVB Capital Appreciation Portfolio, respectively.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------



       Large Company                             Mid Cap                                            Mid Cap
        Growth Fund                             Value Fund                                        Growth Fund
--------------------------  -------------------------------------------------  -------------------------------------------------
        Year Ended
       September 30,         Year Ended   Period Ended        Year Ended        Year Ended   Period Ended        Year Ended
--------------------------  September 30, September 30,      January 31,       September 30, September 30,      January 31,
    2002          2001          2002        2001 (a)             2001              2002        2001 (a)             2001
------------  ------------  ------------- ------------- ---------------------- ------------- ------------- ----------------------
                                                        (Amounts in thousands)                             (Amounts in thousands)
$   (781,072) $   (719,590)  $ 1,531,722   $   787,992         $  1,211        $   (586,167) $   (257,754)        $   (326)
 (30,817,611)  (34,613,552)   (3,986,719)      105,469           10,322          (8,405,207)   (4,942,617)          26,659
  (9,008,842)  (58,315,381)   (6,852,553)   (6,847,883)          (5,515)           (400,538)  (39,567,046)         (42,974)
------------  ------------   -----------   -----------         --------        ------------  ------------         --------
 (40,607,525)  (93,648,523)   (9,307,550)   (5,954,422)           6,018          (9,391,912)  (44,767,417)         (16,641)
------------  ------------   -----------   -----------         --------        ------------  ------------         --------
          --            --       (70,104)      (49,449)             (84)                 --          (250)              --
          --      (905,000)     (412,235)           --             (307)           (844,527)           --           (2,673)
          --            --        (5,745)         (258)              --                  --            --               --
          --    (1,894,849)      (14,316)           --               --              (4,869)           --               --
          --            --        (1,169)           (6)              --                  --            --               --
          --            --           (80)           --               --                (127)           --               --
          --            --    (1,453,870)     (756,059)          (1,107)                 --            --               --
          --   (10,166,255)   (7,354,036)           --           (3,485)         (5,198,952)       (2,695)         (27,341)
------------  ------------   -----------   -----------         --------        ------------  ------------         --------
          --   (12,966,104)   (9,311,555)     (805,772)          (4,983)         (6,048,475)       (2,945)         (30,014)
------------  ------------   -----------   -----------         --------        ------------  ------------         --------
  44,013,314    97,593,223    31,435,534    15,371,261              251          (6,260,773)      912,544           10,320
------------  ------------   -----------   -----------         --------        ------------  ------------         --------
   3,405,789    (9,021,404)   12,816,429     8,611,067            1,286         (21,701,160)  (43,857,818)         (36,335)
 176,844,853   185,866,257    78,724,748    70,113,681           68,828          97,859,853   141,717,671          178,053
------------  ------------   -----------   -----------         --------        ------------  ------------         --------
$180,250,642  $176,844,853   $91,541,177   $78,724,748         $ 70,114        $ 76,158,693  $ 97,859,853         $141,718
============  ============   ===========   ===========         ========        ============  ============         ========
$         --  $     (3,721)  $    (1,420)  $    (2,395)        $(20,175)       $         --  $         --         $     --
============  ============   ===========   ===========         ========        ============  ============         ========


              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Changes in Net Assets, continued

                                                                      Balanced                  Large Company
                                                                        Fund                     Value Fund
                                                             --------------------------  --------------------------
                                                                     Year Ended                  Year Ended
                                                                    September 30,               September 30,
                                                             --------------------------  --------------------------
                                                                 2002          2001          2002          2001
                                                             ------------  ------------  ------------  ------------
Capital Transactions:
Class A Shares:
 Proceeds from shares issued................................ $  4,867,275  $  1,544,114  $  3,586,528  $  3,759,220
 Dividends reinvested.......................................      225,969       973,227     1,116,888     1,910,242
 Cost of shares redeemed....................................   (2,639,111)   (4,140,918)   (5,533,444)   (5,565,063)
                                                             ------------  ------------  ------------  ------------
Change in net assets from Class A Share transactions........    2,454,133    (1,623,577)     (830,028)      104,399
Class B Shares:
 Proceeds from shares issued................................    1,629,294     2,031,695     3,069,678     4,311,379
 Dividends reinvested.......................................      143,061       970,626     1,094,554     1,905,017
 Cost of shares redeemed....................................   (2,766,881)   (3,506,692)   (4,919,554)   (5,285,638)
                                                             ------------  ------------  ------------  ------------
Change in net assets from Class B Share transactions........     (994,526)     (504,371)     (755,322)      930,758
Class C Shares:
 Proceeds from shares issued................................      781,055         1,699        49,410        13,983
 Dividends reinvested.......................................        3,379             6           629            21
 Cost of shares redeemed....................................     (418,318)           --        (2,365)           --
                                                             ------------  ------------  ------------  ------------
Change in net assets from Class C Share transactions........      366,116         1,705        47,674        14,004
Trust Shares:
 Proceeds from shares issued................................   23,735,093    16,919,508   107,989,584   115,258,070
 Proceeds from shares issued in conversion..................   19,137,171            --            --            --
 Dividends reinvested.......................................    1,416,731     5,332,426     6,998,934     9,331,048
 Cost of shares redeemed....................................  (21,786,293)  (22,575,418)  (58,861,386)  (61,931,882)
                                                             ------------  ------------  ------------  ------------
Change in net assets from Trust Share transactions..........   22,502,702      (323,484)   56,127,132    62,657,236
                                                             ------------  ------------  ------------  ------------
Change in net assets from capital transactions.............. $ 24,328,425  $ (2,449,727) $ 54,589,456  $ 63,706,397
                                                             ============  ============  ============  ============
Share Transactions:
Class A Shares:
 Issued.....................................................      429,111       127,934       219,573       211,381
 Reinvested.................................................       19,981        78,005        64,719       108,996
 Redeemed...................................................     (239,288)     (340,371)     (337,690)     (314,390)
                                                             ------------  ------------  ------------  ------------
Change in Class A Shares....................................      209,804      (134,432)      (53,398)        5,987
Class B Shares:
 Issued.....................................................      143,233       168,036       183,195       243,993
 Reinvested.................................................       12,711        78,270        63,425       109,688
 Redeemed...................................................     (250,112)     (287,164)     (305,405)     (299,769)
                                                             ------------  ------------  ------------  ------------
Change in Class B Shares....................................      (94,168)      (40,858)      (58,785)       53,912
Class C Shares:
 Issued.....................................................       66,799           143         3,374           784
 Reinvested.................................................          299             1            37             1
 Redeemed...................................................      (38,123)           --          (135)           --
                                                             ------------  ------------  ------------  ------------
Change in Class C Shares....................................       28,975           144         3,276           785
Trust Shares:
 Issued.....................................................    2,066,375     1,393,625     6,561,173     6,472,979
 Issued in conversion.......................................    1,677,228            --            --            --
 Reinvested.................................................      125,479       428,832       406,243       531,172
 Redeemed...................................................   (1,983,589)   (1,850,882)   (3,556,725)   (3,485,196)
                                                             ------------  ------------  ------------  ------------
Change in Trust Shares......................................    1,885,493       (28,425)    3,410,691     3,518,955
                                                             ------------  ------------  ------------  ------------
Change in Shares............................................    2,030,104      (203,571)    3,301,784     3,579,639
                                                             ============  ============  ============  ============

--------
(a)For the period February 1, 2001 to September 30, 2001. Upon reorganizing as Fund's within the BB&T Funds, the Mid Cap Value Fund and the Mid Cap Growth Fund changed their fiscal year end from January 31 to September 30. The Statements of Changes in Net Assets for the period prior to February 1, 2001 represents the OVB Equity Income Portfolio and OVB Capital Appreciation Portfolio, respectively.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------



       Large Company                        Mid Cap                                 Mid Cap
        Growth Fund                       Value Fund                              Growth Fund
--------------------------  --------------------------------------  ---------------------------------------
        Year Ended
       September 30,         Year Ended   Period Ended  Year Ended   Year Ended   Period Ended   Year Ended
--------------------------  September 30, September 30, January 31, September 30, September 30,  January 31,
    2002          2001          2002        2001 (a)       2001         2002        2001 (a)        2001
------------  ------------  ------------- ------------- ----------- ------------- -------------  -----------
                                                        (amounts in                              (amounts in
                                                        thousands)                               thousands)
$  1,388,589  $  2,662,354  $  1,806,895  $    109,179    $   408   $ 51,635,225  $ 116,490,864   $ 489,406
          --       891,616       472,931        34,621        294        840,485      9,097,422       2,368
  (1,769,288)   (2,151,848)     (716,518)     (884,644)    (1,050)   (52,924,981)  (125,934,861)   (499,458)
------------  ------------  ------------  ------------    -------   ------------  -------------   ---------
    (380,699)    1,402,122     1,563,308      (740,844)      (348)      (449,271)      (346,575)     (7,684)
   1,975,814     5,145,728     1,422,199       103,212         --        587,793         51,442          --
          --     1,890,484        18,700            43         --          4,769             --          --
  (2,753,363)   (3,559,622)     (129,755)           --         --        (42,746)            --          --
------------  ------------  ------------  ------------    -------   ------------  -------------   ---------
    (777,549)    3,476,590     1,311,144       103,255         --        549,816         51,442          --
      34,187        10,320       357,214           981         --        240,725            963          --
          --            --           867             4         --            200             --          --
          --            --       (10,484)           --         --        (59,766)            --          --
------------  ------------  ------------  ------------    -------   ------------  -------------   ---------
      34,187        10,320       347,597           985         --        181,159            963          --
  85,680,470   120,529,395    52,970,395    29,759,043      4,687     26,306,875     19,694,933       6,686
          --            --            --            --         --             --             --          --
          --     1,833,851       781,920         1,473      3,485        306,535             --      27,339
 (40,543,095)  (29,659,055)  (25,538,830)  (13,752,651)    (7,573)   (33,155,887)   (18,488,219)    (16,021)
------------  ------------  ------------  ------------    -------   ------------  -------------   ---------
  45,137,375    92,704,191    28,213,485    16,007,865        599     (6,542,477)     1,206,714      18,004
------------  ------------  ------------  ------------    -------   ------------  -------------   ---------
$ 44,013,314  $ 97,593,223  $ 31,435,534  $ 15,371,261    $   251   $ (6,260,773) $     912,544   $  10,320
============  ============  ============  ============    =======   ============  =============   =========
     168,519       239,737       135,496         7,767         29      5,122,092      9,556,043      23,671
          --        71,046        36,017         2,399         22         82,884        630,852         160
    (220,838)     (204,471)      (54,835)      (62,044)       (75)    (5,272,952)   (10,284,963)    (24,142)
------------  ------------  ------------  ------------    -------   ------------  -------------   ---------
     (52,319)      106,312       116,678       (51,878)       (24)       (67,976)       (98,068)       (311)
     244,383       471,452       107,498         7,567         --         62,554          4,933          --
          --       154,074         1,430             3         --            471             --          --
    (349,644)     (348,594)      (10,215)           --         --         (4,528)            --          --
------------  ------------  ------------  ------------    -------   ------------  -------------   ---------
    (105,261)      276,932        98,713         7,570         --         58,497          4,933          --
       4,782         1,036        28,270            70         --         24,201             86          --
          --            --            66            --         --             20             --          --
          --            --          (887)           --         --         (6,458)            --          --
------------  ------------  ------------  ------------    -------   ------------  -------------   ---------
       4,782         1,036        27,449            70         --         17,763             86          --
  10,586,845    11,258,378     4,019,910     2,094,810        335      2,629,800      1,705,439         321
          --            --            --            --         --             --             --          --
          --       145,198        59,591           101        262         29,250             --       1,801
  (4,875,750)   (2,794,090)   (1,948,547)     (965,854)      (539)    (3,239,000)    (1,473,931)       (828)
------------  ------------  ------------  ------------    -------   ------------  -------------   ---------
   5,711,095     8,609,486     2,130,954     1,129,057         58       (579,950)       231,508       1,294
------------  ------------  ------------  ------------    -------   ------------  -------------   ---------
   5,558,297     8,993,766     2,373,794     1,084,819         34       (571,666)       138,459         983
============  ============  ============  ============    =======   ============  =============   =========


              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Changes in Net Assets


                                                           Small Company                International
                                                            Growth Fund                  Equity Fund
                                                    ---------------------------  --------------------------
                                                             Year Ended                  Year Ended
                                                           September 30,                September 30,
                                                    ---------------------------  --------------------------
                                                        2002           2001          2002          2001
                                                    ------------  -------------  ------------  ------------
From Investment Activities:
Operations:
  Net investment income (loss)..................... $ (1,606,801) $  (1,284,103) $      3,596  $   (221,784)
  Net realized gains (losses) on investments.......  (37,976,809)   (67,431,556)  (16,774,443)  (27,648,453)
  Change in unrealized appreciation (depreciation)
   from investment transactions....................    8,826,339    (71,178,642)   (4,518,766)  (12,670,340)
                                                    ------------  -------------  ------------  ------------
Change in net assets from operations...............  (30,757,271)  (139,894,301)  (21,289,613)  (40,540,577)
                                                    ------------  -------------  ------------  ------------
Dividends to Class A Shareholders:
  Net investment income............................           --             --            --            --
  Net realized gains from investments..............           --     (3,288,960)           --      (432,950)
Dividends to Class B Shareholders:
  Net investment income............................           --             --            --            --
  Net realized gains from investments..............           --     (3,973,142)           --      (658,293)
Dividends to Class C Shareholders:
  Net investment income............................           --             --            --            --
  Net realized gains from investments..............           --             --            --            --
Dividends to Trust Shareholders:
  Net investment income............................           --             --       (33,185)           --
  Net realized gains from investments..............           --    (36,848,897)           --   (19,680,513)
                                                    ------------  -------------  ------------  ------------
Change in net assets from shareholder
 dividends.........................................           --    (44,110,999)      (33,185)  (20,771,756)
                                                    ------------  -------------  ------------  ------------
Capital Transactions:
Change in net assets from capital transactions.....   16,596,638     56,524,534    27,479,016    56,092,789
                                                    ------------  -------------  ------------  ------------
Change in net assets...............................  (14,160,633)  (127,480,766)    6,156,218    (5,219,544)
Net Assets:
  Beginning of period..............................  119,956,899    247,437,665   120,648,730   125,868,274
                                                    ------------  -------------  ------------  ------------
  End of period.................................... $105,796,266  $ 119,956,899  $126,804,948  $120,648,730
                                                    ============  =============  ============  ============
Undistributed (distributions in excess of) net
 investment income................................. $         --  $          --  $     91,114  $     11,708
                                                    ============  =============  ============  ============

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------



        Short U.S.                 Intermediate                Intermediate
        Government                U.S. Government                Corporate
        Income Fund                  Bond Fund                   Bond Fund
--------------------------  --------------------------  --------------------------
        Year Ended                  Year Ended                  Year Ended
       September 30,               September 30,               September 30,
--------------------------  --------------------------  --------------------------
    2002          2001          2002          2001          2002          2001
------------  ------------  ------------  ------------  ------------  ------------
$  7,399,131  $  9,514,138  $ 14,655,247  $ 11,865,428  $  7,040,866  $  6,566,733
     999,916     2,624,314     1,954,750     4,284,776    (2,940,014)    2,582,170
     542,749     4,652,105    11,640,411    10,693,380     3,070,645     3,494,022
------------  ------------  ------------  ------------  ------------  ------------
   8,941,796    16,790,557    28,250,408    26,843,584     7,171,497    12,642,925
------------  ------------  ------------  ------------  ------------  ------------
    (200,286)     (193,563)     (244,809)     (162,436)      (70,155)      (16,561)
          --            --            --            --       (17,046)           --
          --            --      (189,562)     (125,191)     (152,313)      (27,192)
          --            --            --            --       (44,915)           --
          --            --       (23,122)          (77)       (7,379)         (107)
          --            --            --            --        (1,223)           --
  (7,955,113)   (9,320,551)  (14,948,212)  (11,577,682)   (7,067,470)   (6,522,876)
          --            --            --            --    (1,945,249)           --
------------  ------------  ------------  ------------  ------------  ------------
  (8,155,399)   (9,514,114)  (15,405,705)  (11,865,386)   (9,305,750)   (6,566,736)
------------  ------------  ------------  ------------  ------------  ------------
  12,927,401    (7,539,022)   53,287,651    85,060,075    28,695,116    27,289,184
------------  ------------  ------------  ------------  ------------  ------------
  13,713,798      (262,579)   66,132,354   100,038,273    26,560,863    33,365,373
 173,369,292   173,631,871   287,845,591   187,807,318   122,773,246    89,407,873
------------  ------------  ------------  ------------  ------------  ------------
$187,083,090  $173,369,292  $353,977,945  $287,845,591  $149,334,109  $122,773,246
============  ============  ============  ============  ============  ============
$    168,875  $    200,693  $     (2,749) $    244,746  $     67,259  $     78,163
============  ============  ============  ============  ============  ============

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Changes in Net Assets, continued


                                                     Small Company                International
                                                      Growth Fund                  Equity Fund
                                              --------------------------  ----------------------------
                                                      Year Ended                   Year Ended
                                                     September 30,                September 30,
                                              --------------------------  ----------------------------
                                                  2002          2001           2002           2001
                                              ------------  ------------  -------------  -------------
Capital Transactions:
Class A Shares:
 Proceeds from shares issued................. $  9,866,506  $  2,114,884  $  14,716,105  $  14,967,021
 Proceeds from shares issued in merger.......           --            --             --             --
 Dividends reinvested........................           --     3,212,892             --        410,353
 Cost of shares redeemed.....................  (11,430,821)  (12,631,869)   (15,772,241)   (14,360,325)
                                              ------------  ------------  -------------  -------------
Change in net assets from Class A Share
 transactions................................   (1,564,315)   (7,304,093)    (1,056,136)     1,017,049
Class B Shares:
 Proceeds from shares issued.................    1,017,065     2,386,485        134,182        657,287
 Dividends reinvested........................           --     3,958,394             --        656,771
 Cost of shares redeemed.....................   (1,604,935)   (2,059,543)      (377,716)      (689,094)
                                              ------------  ------------  -------------  -------------
Change in net assets from Class B Share
 transactions................................     (587,870)    4,285,336       (243,534)       624,964
Class C Shares:
 Proceeds from shares issued.................       34,281        11,342          1,922          7,623
 Dividends reinvested........................           --            --             --             --
 Cost of shares redeemed.....................       (1,529)           --             --             --
                                              ------------  ------------  -------------  -------------
Change in net assets from Class C Share
 transactions................................       32,752        11,342          1,922          7,623
Trust Shares:
 Proceeds from shares issued.................   93,392,429   126,528,101    154,566,392    214,363,690
 Proceeds from shares issued in conversion...           --            --             --             --
 Proceeds from shares issued in merger.......           --            --             --             --
 Dividends reinvested........................           --    25,153,370         10,567      6,512,324
 Cost of shares redeemed.....................  (74,676,358)  (92,149,522)  (125,800,195)  (166,432,861)
                                              ------------  ------------  -------------  -------------
Change in net assets from Trust Share
 transactions................................   18,716,071    59,531,949     28,776,764     54,443,153
                                              ------------  ------------  -------------  -------------
Change in net assets from capital
 transactions................................ $ 16,596,638  $ 56,524,534  $  27,479,016  $  56,092,789
                                              ============  ============  =============  =============
Share Transactions:
Class A Shares:
 Issued......................................      736,875       117,401      1,904,910      1,678,092
 Issued in merger............................           --            --             --             --
 Reinvested..................................           --       149,506             --         41,035
 Redeemed....................................     (875,725)     (409,547)    (2,025,155)    (1,589,759)
                                              ------------  ------------  -------------  -------------
Change in Class A Shares.....................     (138,850)     (142,640)      (120,245)       129,368
Class B Shares:
 Issued......................................       89,470       127,194         18,568         65,373
 Reinvested..................................           --       194,134             --         67,361
 Redeemed....................................     (144,377)     (120,578)       (52,423)       (75,651)
                                              ------------  ------------  -------------  -------------
Change in Class B Shares.....................      (54,907)      200,750        (33,855)        57,083
Class C Shares:
 Issued......................................        2,925           733            263            901
 Reinvested..................................           --            --             --             --
 Redeemed....................................         (130)           --             --             --
                                              ------------  ------------  -------------  -------------
Change in Class C Shares.....................        2,795           733            263            901
Trust Shares:
 Issued......................................    7,626,956     6,858,140     20,123,385     22,734,740
 Issued in conversion........................           --            --             --             --
 Issued in merger............................           --            --             --             --
 Reinvested..................................           --     1,142,816          1,322        643,510
 Redeemed....................................   (6,110,984)   (5,354,252)   (16,224,257)   (17,518,288)
                                              ------------  ------------  -------------  -------------
Change in Trust Shares.......................    1,515,972     2,646,704      3,900,450      5,859,962
                                              ------------  ------------  -------------  -------------
Change in Shares.............................    1,325,010     2,705,547      3,746,613      6,047,314
                                              ============  ============  =============  =============

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------



        Short U.S.                  Intermediate                 Intermediate
        Government                 U.S. Government                 Corporate
        Income Fund                   Bond Fund                    Bond Fund
--------------------------  ----------------------------  --------------------------
        Year Ended                   Year Ended                   Year Ended
       September 30,                September 30,                September 30,
--------------------------  ----------------------------  --------------------------
    2002          2001           2002           2001          2002          2001
------------  ------------  -------------  -------------  ------------  ------------
$ 18,096,680  $ 21,344,465  $   4,431,494  $   6,465,608  $  1,676,174  $    338,361
          --            --             --      1,404,254            --            --
     150,213       151,714        204,301        122,810        80,398        15,967
 (16,534,071)  (21,372,733)    (2,849,506)    (6,337,478)     (143,528)     (183,431)
------------  ------------  -------------  -------------  ------------  ------------

   1,712,822       123,446      1,786,289      1,655,194     1,613,044       170,897

          --            --      2,089,470      2,016,132     2,626,330     1,898,520
          --            --        166,592        101,895       172,411        19,070
          --            --       (781,814)      (339,903)     (284,030)      (46,064)
------------  ------------  -------------  -------------  ------------  ------------

          --            --      1,474,248      1,778,124     2,514,711     1,871,526

          --            --      1,235,319         39,663       300,336        10,455
          --            --         19,266             27         7,788            66
          --            --        (38,209)            --        (3,796)           --
------------  ------------  -------------  -------------  ------------  ------------

          --            --      1,216,376         39,690       304,328        10,521

  63,473,368    67,311,253    156,277,873    151,685,900    44,487,694    54,415,335
   3,731,074            --      7,165,474             --     3,938,109            --
          --            --             --     36,559,299            --            --
   1,406,157       383,412      5,735,291      2,928,093     2,151,309     2,352,557
 (57,396,020)  (75,357,133)  (120,367,900)  (109,586,225)  (26,314,079)  (31,531,652)
------------  ------------  -------------  -------------  ------------  ------------

  11,214,579    (7,662,468)    48,810,738     81,587,067    24,263,033    25,236,240
------------  ------------  -------------  -------------  ------------  ------------
$ 12,927,401  $ (7,539,022) $  53,287,651  $  85,060,075  $ 28,695,116  $ 27,289,184
============  ============  =============  =============  ============  ============

   1,819,027     2,154,674        424,075        640,186       163,494        32,789
          --            --             --        138,429            --            --
      15,072        15,419         19,792         12,226         7,907         1,550
  (1,661,077)   (2,158,014)      (273,207)      (627,637)      (13,997)      (17,616)
------------  ------------  -------------  -------------  ------------  ------------
     173,022        12,079        170,660        163,204       157,404        16,723

          --            --        201,106        199,442       256,133       182,403
          --            --         16,199         10,173        16,932         1,833
          --            --        (76,446)       (33,756)      (28,155)       (4,380)
------------  ------------  -------------  -------------  ------------  ------------
          --            --        140,859        175,859       244,910       179,856

          --            --        120,322          3,851        29,379         1,000
          --            --          1,865              3           770             6
          --            --         (3,718)            --          (370)           --
------------  ------------  -------------  -------------  ------------  ------------
          --            --        118,469          3,854        29,779         1,006

   6,353,425     6,809,409     15,084,748     14,987,793     4,365,699     5,279,420
     375,738            --        700,437             --       394,205            --
          --            --             --      3,599,502            --            --
     141,095        38,949        555,645        291,059       212,192       229,193
  (5,742,878)   (7,625,751)   (11,623,338)   (10,835,371)   (2,575,435)   (3,043,708)
------------  ------------  -------------  -------------  ------------  ------------
   1,127,380      (777,393)     4,717,492      8,042,983     2,396,661     2,464,905
------------  ------------  -------------  -------------  ------------  ------------
   1,300,402      (765,314)     5,147,480      8,385,900     2,828,754     2,662,490
============  ============  =============  =============  ============  ============


              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                       North Carolina             South Carolina
                                                                        Intermediate               Intermediate
                                                                        Tax-Free Fund              Tax-Free Fund
                                                                 --------------------------  ------------------------
                                                                         Year Ended                 Year Ended
                                                                        September 30,              September 30,
                                                                 --------------------------  ------------------------
                                                                     2002          2001          2002         2001
                                                                 ------------  ------------  -----------  -----------
From Investment Activities:
Operations:
  Net investment income......................................... $  3,786,916  $  3,713,832  $   719,498  $   650,075
  Net realized gains on investments.............................      412,630     1,911,932      141,667      174,476
  Change in unrealized appreciation (depreciation) from
   investment transactions......................................    3,620,532     3,482,977      701,489      751,921
                                                                 ------------  ------------  -----------  -----------
Change in net assets from operations............................    7,820,078     9,108,741    1,562,654    1,576,472
                                                                 ------------  ------------  -----------  -----------
Dividends to Class A Shareholders:
  Net investment income.........................................     (679,577)     (511,927)    (109,096)     (58,588)
  Net realized gains from investments...........................     (152,558)           --           --           --
Dividends to Class B Shareholders:
  Net investment income.........................................           --            --           --           --
  Net realized gains from investments...........................           --            --           --           --
Dividends to Class C Shareholders:
  Net investment income.........................................           --            --           --           --
  Net realized gains from investments...........................           --            --           --           --
Dividends to Trust Shareholders:
  Net investment income.........................................   (3,094,893)   (3,201,921)    (608,437)    (591,488)
  Net realized gains from investments...........................     (701,942)           --           --           --
                                                                 ------------  ------------  -----------  -----------
Change in net assets from shareholder dividends.................   (4,628,970)   (3,713,848)    (717,533)    (650,076)
                                                                 ------------  ------------  -----------  -----------
Capital Transactions:
Change in net assets from capital transactions..................    5,095,935    11,089,966    3,688,099      991,069
                                                                 ------------  ------------  -----------  -----------
Change in net assets............................................    8,287,043    16,484,859    4,533,220    1,917,465
Net Assets:
  Beginning of period...........................................  109,397,571    92,912,712   17,554,107   15,636,642
                                                                 ------------  ------------  -----------  -----------
  End of period................................................. $117,684,614  $109,397,571  $22,087,327  $17,554,107
                                                                 ============  ============  ===========  ===========
Undistributed (distributions in excess of) net investment income $     49,516  $     43,808  $    13,963  $     4,251
                                                                 ============  ============  ===========  ===========

--------
(a)For the period February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the West Virginia Intermediate Tax-Free Fund changed its fiscal year end from January 31 to September 30. The Statements of Changes in Net Assets for the period prior to February 1, 2001 represents the OVB West Virginia Tax Exempt Income Portfolio.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------


        Virginia                            West Virginia
      Intermediate                           Intermediate                            Prime Money
      Tax-Free Fund                         Tax-Free Fund                            Market Fund
------------------------  -------------------------------------------------  --------------------------
       Year Ended                                                                    Year Ended
      September 30,        Year Ended   Period Ended        Year Ended              September 30,
------------------------  September 30, September 30,      January 31,       --------------------------
    2002         2001         2002        2001 (a)             2001              2002          2001
-----------  -----------  ------------- ------------- ---------------------- ------------  ------------
                                                      (Amounts in thousands)
$ 2,907,449  $ 2,931,525   $ 3,420,430   $ 2,531,787         $  4,320        $ 11,683,844  $ 23,869,002
    512,675      765,846     1,361,363       255,092              159               4,348           718
  2,396,771    3,328,347     1,759,048       535,652            6,303                  --            --
-----------  -----------   -----------   -----------         --------        ------------  ------------
  5,816,895    7,025,718     6,540,841     3,322,531           10,782          11,688,192    23,869,720
-----------  -----------   -----------   -----------         --------        ------------  ------------
    (41,099)     (14,774)     (326,667)     (236,835)            (443)         (5,104,282)  (14,688,492)
         --           --       (19,159)           --               --                  --            --
         --           --            --            --               --            (413,769)   (2,543,915)
         --           --            --            --               --                  --            --
         --           --            --            --               --                (354)           --
         --           --            --            --               --                  --            --
 (2,860,573)  (2,916,754)   (3,082,722)   (2,291,262)          (3,877)         (6,168,476)   (6,636,594)
         --           --      (178,065)           --               --                  --            --
-----------  -----------   -----------   -----------         --------        ------------  ------------
 (2,901,672)  (2,931,528)   (3,606,613)   (2,528,097)          (4,320)        (11,686,881)  (23,869,001)
-----------  -----------   -----------   -----------         --------        ------------  ------------
  4,811,313   (5,003,150)    1,951,370    (2,038,247)          (5,404)        206,252,557   348,843,058
-----------  -----------   -----------   -----------         --------        ------------  ------------
  7,726,536     (908,960)    4,885,598    (1,243,813)           1,058         206,253,868   348,843,777
 76,997,533   77,906,493    83,313,630    84,557,443           83,499         746,037,569   397,193,792
-----------  -----------   -----------   -----------         --------        ------------  ------------
$84,724,069  $76,997,533   $88,199,228   $83,313,630         $ 84,557        $952,291,437  $746,037,569
===========  ===========   ===========   ===========         ========        ============  ============
$    36,184  $    28,990   $   (17,538)  $   (35,472)        $(39,162)       $      6,002  $      4,811
===========  ===========   ===========   ===========         ========        ============  ============

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Changes in Net Assets, continued

                                                                   North Carolina             South Carolina
                                                                    Intermediate               Intermediate
                                                                    Tax-Free Fund              Tax-Free Fund
                                                             --------------------------  ------------------------
                                                                     Year Ended                 Year Ended
                                                                    September 30,              September 30,
                                                             --------------------------  ------------------------
                                                                 2002          2001          2002         2001
                                                             ------------  ------------  -----------  -----------
Capital Transactions:
Class A Shares:
 Proceeds from shares issued................................ $  8,390,014  $  7,906,639  $ 2,192,011  $   758,951
 Proceeds from shares issued in merger......................           --            --           --           --
 Dividends reinvested.......................................      667,429       400,281      100,784       52,120
 Cost of shares redeemed....................................   (4,567,648)   (1,758,179)    (464,666)      (4,000)
                                                             ------------  ------------  -----------  -----------
Change in net assets from Class A Share transactions........    4,489,795     6,548,741    1,828,129      807,071
Class B Shares:
 Proceeds from shares issued................................           --            --           --           --
 Dividends reinvested.......................................           --            --           --           --
 Cost of shares redeemed....................................           --            --           --           --
                                                             ------------  ------------  -----------  -----------
Change in net assets from Class B Share transactions........           --            --           --           --
Class C Shares:
 Proceeds from shares issued................................           --            --           --           --
 Dividends reinvested.......................................           --            --           --           --
 Cost of shares redeemed....................................           --            --           --           --
                                                             ------------  ------------  -----------  -----------
Change in net assets from Class C Share transactions........           --            --           --           --
Trust Shares:
 Proceeds from shares issued................................   18,840,831    18,752,761    3,358,560    2,624,527
 Proceeds from shares issued in merger......................           --            --           --           --
 Dividends reinvested.......................................        5,973           493          173           90
 Cost of shares redeemed....................................  (18,240,664)  (14,212,029)  (1,498,763)  (2,440,619)
                                                             ------------  ------------  -----------  -----------
Change in net assets from Trust Share transactions..........      606,140     4,541,225    1,859,970      183,998
                                                             ------------  ------------  -----------  -----------
Change in net assets from capital transactions.............. $  5,095,935  $ 11,089,966  $ 3,688,099  $   991,069
                                                             ============  ============  ===========  ===========
Share Transactions:
Class A Shares:
 Issued.....................................................      794,985       763,643      209,470       73,758
 Issued in merger...........................................           --            --           --           --
 Reinvested.................................................       63,866        38,909        9,624        5,102
 Redeemed...................................................     (439,847)     (170,107)     (44,395)        (385)
                                                             ------------  ------------  -----------  -----------
Change in Class A Shares....................................      419,004       632,445      174,699       78,475
Class B Shares:
 Issued.....................................................           --            --           --           --
 Reinvested.................................................           --            --           --           --
 Redeemed...................................................           --            --           --           --
                                                             ------------  ------------  -----------  -----------
Change in Class B Shares....................................           --            --           --           --
Class C Shares:
 Issued.....................................................           --            --           --           --
 Reinvested.................................................           --            --           --           --
 Redeemed...................................................           --            --           --           --
                                                             ------------  ------------  -----------  -----------
Change in Class C Shares....................................           --            --           --           --
Trust Shares:
 Issued.....................................................    1,796,239     1,810,129      323,945      259,517
 Issued in merger...........................................           --            --           --           --
 Reinvested.................................................          568            48           17            9
 Redeemed...................................................   (1,753,681)   (1,380,214)    (144,570)    (239,220)
                                                             ------------  ------------  -----------  -----------
Change in Trust Shares......................................       43,126       429,963      179,392       20,306
                                                             ------------  ------------  -----------  -----------
Change in Shares............................................      462,130     1,062,408      354,091       98,781
                                                             ============  ============  ===========  ===========

--------
(a)For the period February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the West Virginia Intermediate Tax-Free Fund changed its fiscal year end from January 31 to September 30. The Statements of Changes in Net Assets for the period prior to February 1, 2001 represents the OVB West Virginia Tax Exempt Income Portfolio.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------



         Virgina                              West Virgina
       Intermediate                           Intermediate                             Prime Money
      Tax-Free Fund                          Tax-Free Fund                             Market Fund
-------------------------  -------------------------------------------------  ----------------------------
        Year Ended                                                                     Year Ended
      September 30,         Year Ended   Period Ended        Year Ended               September 30,
-------------------------  September 30, September 30,      January 31,       ----------------------------
    2002         2001          2002        2001 (a)             2001               2002           2001
-----------  ------------  ------------- ------------- ---------------------- -------------  -------------
                                                       (Amounts in thousands)
$ 2,442,406  $    503,951   $ 2,192,541   $   685,791         $ 1,111         $ 447,035,466  $ 492,384,497
         --            --            --            --              --                    --      7,480,591
     26,218        11,139       247,323       114,989             160             5,630,749     15,139,032
   (217,204)           --      (731,809)   (2,125,783)         (1,520)         (432,003,107)  (396,103,877)
-----------  ------------   -----------   -----------         -------         -------------  -------------
  2,251,420       515,090     1,708,055    (1,325,003)           (249)           20,663,108    118,900,243
         --            --            --            --              --           137,882,346    200,156,773
         --            --            --            --              --                15,768         49,290
         --            --            --            --              --          (219,613,729)  (157,404,075)
-----------  ------------   -----------   -----------         -------         -------------  -------------
         --            --            --            --              --           (81,715,615)    42,801,988
         --            --            --            --              --               368,384             --
         --            --            --            --              --                    --             --
         --            --            --            --              --               (54,001)            --
-----------  ------------   -----------   -----------         -------         -------------  -------------
         --            --            --            --              --               314,383             --
 11,092,040    10,955,753     6,583,421     4,074,510           2,903           811,100,396    446,967,868
         --            --            --            --              --                    --     80,085,365
     13,694         7,318           410        10,167              --               385,027        218,717
 (8,545,841)  (16,481,311)   (6,340,516)   (4,797,921)         (8,058)         (544,494,742)  (340,131,123)
-----------  ------------   -----------   -----------         -------         -------------  -------------
  2,559,893    (5,518,240)      243,315      (713,244)         (5,155)          266,990,681    187,140,827
-----------  ------------   -----------   -----------         -------         -------------  -------------
$ 4,811,313  $ (5,003,150)  $ 1,951,370   $(2,038,247)        $(5,404)        $ 206,252,557  $ 348,843,058
===========  ============   ===========   ===========         =======         =============  =============
    208,642        44,319       219,717        64,210             117           447,035,466    492,383,501
         --            --            --            --              --                    --      7,480,578
      2,266           980        24,816        13,013              17             5,630,749     15,139,032
    (18,971)           --       (73,516)     (210,177)           (160)         (432,003,107)  (396,103,878)
-----------  ------------   -----------   -----------         -------         -------------  -------------
    191,937        45,299       171,017      (132,954)            (26)           20,663,108    118,899,233
         --            --            --            --              --           137,882,346    200,156,774
         --            --            --            --              --                15,768         49,290
         --            --            --            --              --          (219,613,729)  (157,404,075)
-----------  ------------   -----------   -----------         -------         -------------  -------------
         --            --            --            --              --           (81,715,615)    42,801,989
         --            --            --            --              --               368,384             --
         --            --            --            --              --                    --             --
         --            --            --            --              --               (54,001)            --
-----------  ------------   -----------   -----------         -------         -------------  -------------
         --            --            --            --              --               314,383             --
    958,118       965,632       660,750       380,907             305           811,100,400    446,979,010
         --            --            --            --              --                    --     80,085,828
      1,210           634            37         1,023              --               385,027        218,717
   (739,326)   (1,465,057)     (629,243)     (452,254)           (839)         (544,494,742)  (340,131,125)
-----------  ------------   -----------   -----------         -------         -------------  -------------
    220,002      (498,791)       31,544       (70,324)           (534)          266,990,685    187,152,430
-----------  ------------   -----------   -----------         -------         -------------  -------------
    411,939      (453,492)      202,561      (203,278)           (560)          206,252,561    348,853,652
===========  ============   ===========   ===========         =======         =============  =============


              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                  U.S. Treasury              Capital Manager
                                                                  Money Market                Conservative
                                                                      Fund                     Growth Fund
                                                          ----------------------------  ------------------------
                                                                   Year Ended                  Year Ended
                                                                  September 30,               September 30,
                                                          ----------------------------  ------------------------
                                                               2002           2001          2002         2001
                                                          --------------  ------------  -----------  -----------
From Investment Activities:
Operations:
  Net investment income (loss)........................... $   10,840,903  $ 27,794,525  $   733,547  $   986,676
  Net realized gains (losses) on investments.............             --            --       46,153     (507,424)
  Net realized gain distributions from underlying funds..             --            --       95,085    1,081,372
  Change in unrealized appreciation (depreciation) from
   investments...........................................             --            --   (2,443,827)  (3,690,950)
                                                          --------------  ------------  -----------  -----------
Change in net assets from operations.....................     10,840,903    27,794,525   (1,569,042)  (2,130,326)
                                                          --------------  ------------  -----------  -----------
Dividends to Class A Shareholders:
  Net investment income..................................     (2,079,344)   (8,014,471)     (19,325)     (12,233)
  Net realized gains from investments....................             --            --      (13,763)     (16,144)
Dividends to Class B Shareholders:
  Net investment income..................................        (59,470)     (441,937)     (23,283)     (14,132)
  Net realized gains from investments....................             --            --      (21,679)     (12,991)
Dividends to Class C Shareholders:
  Net investment income..................................            (18)           --         (362)         (20)
  Net realized gains from investments....................             --            --          (38)          --
Dividends to Trust Shareholders:
  Net investment income..................................     (8,702,071)  (19,338,117)    (690,633)    (955,050)
  Net realized gains from investments....................             --            --     (557,248)  (1,722,866)
                                                          --------------  ------------  -----------  -----------
Change in net assets from shareholder dividends..........    (10,840,903)  (27,794,525)  (1,326,331)  (2,733,436)
                                                          --------------  ------------  -----------  -----------
Capital Transactions:
Change in net assets from capital transactions...........    391,837,466   145,714,615    3,021,124    1,776,667
                                                          --------------  ------------  -----------  -----------
Change in net assets.....................................    391,837,466   145,714,615      125,751   (3,087,095)
Net Assets:
  Beginning of period....................................    722,136,788   576,422,173   29,164,180   32,251,275
                                                          --------------  ------------  -----------  -----------
  End of period.......................................... $1,113,974,254  $722,136,788  $29,289,931  $29,164,180
                                                          ==============  ============  ===========  ===========
Undistributed (distributions in excess of) net investment
 income.................................................. $          246  $        246  $    (2,008) $    (1,916)
                                                          ==============  ============  ===========  ===========

--------
(a)Period from commencement of operations.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------



     Capital Manager           Capital Manager             Capital Manager
        Moderate                   Growth                 Aggressive Growth
       Growth Fund                  Fund                         Fund
------------------------  ------------------------  -----------------------------
       Year Ended                Year Ended
      September 30,             September 30,        Year Ended    March 19, 2001
------------------------  ------------------------  September 30, to September 30,
    2002         2001         2002         2001         2002          2001 (a)
-----------  -----------  -----------  -----------  ------------- ----------------
$   419,595  $   754,977  $   124,427  $   501,143   $   (32,282)   $     4,147
   (399,524)    (274,674)    (555,068)    (381,118)     (118,228)       (85,894)
    395,832    1,459,011      494,759    1,764,210       297,301             --
 (3,886,243)  (6,436,076)  (4,764,006)  (8,758,765)   (3,039,124)    (1,573,805)
-----------  -----------  -----------  -----------   -----------    -----------
 (3,470,340)  (4,496,762)  (4,699,888)  (6,874,530)   (2,892,333)    (1,655,552)
-----------  -----------  -----------  -----------   -----------    -----------
    (39,095)     (39,889)      (9,518)     (30,498)           --             (8)
   (102,014)     (83,725)    (125,772)    (115,298)           --             --
    (24,378)     (23,069)          --      (29,378)           --             --
   (140,634)     (37,489)    (247,034)    (153,266)           --             --
     (1,477)      (1,137)          --           (1)           --             --
     (7,615)          --         (403)          --            --             --
   (354,678)    (687,345)    (114,909)    (439,161)           --         (4,144)
 (1,001,416)  (1,839,389)    (984,277)  (1,749,659)           --         (8,921)
-----------  -----------  -----------  -----------   -----------    -----------
 (1,671,307)  (2,712,043)  (1,481,913)  (2,517,261)           --        (13,073)
-----------  -----------  -----------  -----------   -----------    -----------
  3,483,205    7,254,014    4,492,686    7,348,352     1,789,479     16,071,436
-----------  -----------  -----------  -----------   -----------    -----------
 (1,658,442)      45,209   (1,689,115)  (2,043,439)   (1,102,854)    14,402,811
 30,520,191   30,474,982   28,093,766   30,137,205    14,402,811             --
-----------  -----------  -----------  -----------   -----------    -----------
$28,861,749  $30,520,191  $26,404,651  $28,093,766   $13,299,957    $14,402,811
===========  ===========  ===========  ===========   ===========    ===========
$    (3,646) $    (3,618) $    (5,086) $    (5,084)  $        --    $        --
===========  ===========  ===========  ===========   ===========    ===========

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Statements of Changes in Net Assets, continued

                                                             U.S. Treasury              Capital Manager
                                                              Money Market               Conservative
                                                                  Fund                    Growth Fund
                                                     -----------------------------  ----------------------
                                                               Year Ended                 Year Ended
                                                             September 30,               September 30,
                                                     -----------------------------  ----------------------
                                                          2002            2001         2002        2001
                                                     --------------  -------------  ----------  ----------
Capital Transactions:
Class A Shares:
  Proceeds from shares issued....................... $  149,429,099  $ 195,047,431  $  816,399  $  297,462
  Dividends reinvested..............................      2,347,667      8,452,120      28,201      27,552
  Cost of shares redeemed...........................   (162,860,916)  (164,965,649)   (112,593)     (6,612)
                                                     --------------  -------------  ----------  ----------
Change in net assets from Class A Share transactions    (11,084,150)    38,533,902     732,007     318,402
Class B Shares:
  Proceeds from shares issued.......................     35,923,788     45,626,016   1,044,844   1,138,101
  Dividends reinvested..............................          4,828         35,835      39,636      24,257
  Cost of shares redeemed...........................    (53,257,010)   (37,637,596)   (159,457)   (310,875)
                                                     --------------  -------------  ----------  ----------
Change in net assets from Class B Share transactions    (17,328,394)     8,024,255     925,023     851,483
Class C Shares:
  Proceeds from shares issued.......................         10,000             --      65,498       2,427
  Dividends reinvested..............................             17             --         261           8
  Cost of shares redeemed...........................             --             --      (1,381)         --
                                                     --------------  -------------  ----------  ----------
Change in net assets from Class C Share transactions         10,017             --      64,378       2,435
Trust Shares:
  Proceeds from shares issued.......................  1,283,341,997    803,908,980   1,499,626     774,907
  Dividends reinvested..............................      2,076,806      5,562,144     568,836     694,846
  Cost of shares redeemed...........................   (865,178,810)  (710,314,666)   (768,746)   (865,406)
                                                     --------------  -------------  ----------  ----------
Change in net assets from Trust Share transactions..    420,239,993     99,156,458   1,299,716     604,347
                                                     --------------  -------------  ----------  ----------
Change in net assets from capital transactions...... $  391,837,466  $ 145,714,615  $3,021,124  $1,776,667
                                                     ==============  =============  ==========  ==========
Share Transactions:
Class A Shares:
  Issued............................................    149,429,099    195,047,430      92,997      31,401
  Reinvested........................................      2,347,667      8,452,120       3,064       2,761
  Redeemed..........................................   (162,860,910)  (164,965,649)    (12,290)       (678)
                                                     --------------  -------------  ----------  ----------
Change in Class A Shares............................    (11,084,144)    38,533,901      83,771      33,484
Class B Shares:
  Issued............................................     35,923,788     45,626,016     116,383     117,935
  Reinvested........................................          4,828         35,835       4,291       2,459
  Redeemed..........................................    (53,257,010)   (37,637,596)    (18,142)    (34,040)
                                                     --------------  -------------  ----------  ----------
Change in Class B Shares............................    (17,328,394)     8,024,255     102,532      86,354
Class C Shares:
  Issued............................................         10,000             --       7,375         253
  Reinvested........................................             17             --          29           1
  Redeemed..........................................             --             --        (157)         --
                                                     --------------  -------------  ----------  ----------
Change in Class C Shares............................         10,017             --       7,247         254
Trust Shares:
  Issued............................................  1,283,341,998    803,908,980     165,157      80,653
  Reinvested........................................      2,076,806      5,562,144      62,186      69,131
  Redeemed..........................................   (865,178,810)  (710,314,666)    (86,081)    (87,669)
                                                     --------------  -------------  ----------  ----------
Change in Trust Shares..............................    420,239,994     99,156,458     141,262      62,115
                                                     --------------  -------------  ----------  ----------
Change in Shares....................................    391,837,473    145,714,614     334,812     182,207
                                                     ==============  =============  ==========  ==========

--------
(a)Period from commencement of operations.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------



    Capital Manager          Capital Manager            Capital Manager
        Moderate                 Growth                Aggressive Growth
      Growth Fund                 Fund                        Fund
-----------------------  ----------------------  -----------------------------
       Year Ended              Year Ended
     September 30,            September 30,       Year Ended    March 19, 2001
-----------------------  ----------------------  September 30, to September 30,
    2002        2001        2002        2001         2002          2001 (a)
-----------  ----------  ----------  ----------  ------------- ----------------

$ 2,118,369  $1,496,377  $1,582,141  $2,201,254   $  632,618     $   220,659
    136,345     123,322     134,312     151,056           --               8
   (708,581)   (329,154)   (860,069)   (762,461)     (15,443)         (9,108)
-----------  ----------  ----------  ----------   ----------     -----------
  1,546,133   1,290,545     856,384   1,589,849      617,175         211,559

  3,033,140   2,994,486   3,071,167   4,335,942    1,063,916         856,316
    163,104      57,146     246,292     188,497           --              --
 (1,148,846)   (133,987)   (958,259)   (722,121)    (190,158)         (4,177)
-----------  ----------  ----------  ----------   ----------     -----------
  2,047,398   2,917,645   2,359,200   3,802,318      873,758         852,139

    157,596     207,299       7,191       8,357           --           1,000
      8,611         884         403           1           --              --
     (3,718)     (4,799)         --          --           --              --
-----------  ----------  ----------  ----------   ----------     -----------
    162,489     203,384       7,594       8,358           --           1,000

  1,619,331   2,992,007   2,077,584   2,167,397      358,294      15,001,198
    395,809     352,742     104,924      72,310           --           5,540
 (2,287,955)   (502,309)   (913,000)   (291,880)     (59,748)             --
-----------  ----------  ----------  ----------   ----------     -----------
   (272,815)  2,842,440   1,269,508   1,947,827      298,546      15,006,738
-----------  ----------  ----------  ----------   ----------     -----------
$ 3,483,205  $7,254,014  $4,492,686  $7,348,352   $1,789,479     $16,071,436
===========  ==========  ==========  ==========   ==========     ===========

    245,752     154,983     190,431     225,964       68,802          21,519
     15,242      12,121      15,329      14,491           --               1
    (83,483)    (33,944)   (109,546)    (81,279)      (1,806)           (920)
-----------  ----------  ----------  ----------   ----------     -----------
    177,511     133,160      96,214     159,176       66,996          20,600

    356,390     314,287     370,625     448,864      116,019          84,865
     18,311       5,669      28,180      18,093           --              --
   (136,744)    (14,574)   (119,799)    (77,250)     (21,542)           (448)
-----------  ----------  ----------  ----------   ----------     -----------
    237,957     305,382     279,006     389,707       94,477          84,417

     20,530      20,707         874         903           --             100
        964          95          46          --           --              --
       (441)       (518)         --          --           --              --
-----------  ----------  ----------  ----------   ----------     -----------
     21,053      20,284         920         903           --             100

    188,056     314,746     247,610     213,446       43,970       1,500,100
     44,898      34,593      12,371       6,931           --             540
   (264,055)    (53,352)   (108,215)    (31,109)      (7,721)             --
-----------  ----------  ----------  ----------   ----------     -----------
    (31,101)    295,987     151,766     189,268       36,249       1,500,640
-----------  ----------  ----------  ----------   ----------     -----------
    405,420     754,813     527,906     739,054      197,722       1,605,757
===========  ==========  ==========  ==========   ==========     ===========


              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                Investment Activities                     Dividends
                                                        ------------------------------------  --------------------------------
                                                                    Net realized/
                                                                      unrealized                         Net realized
                                              Net Asset    Net      gains (losses)                         gains on
                                               Value,   investment  on investments Total from    Net     investments
                                              Beginning   income     and foreign   Investment investment and foreign    Total
                                              of Period   (loss)      currencies   Activities   income    currencies  Dividends
                                              --------- ----------  -------------- ---------- ---------- ------------ ---------
Balanced Fund
  Year Ended September 30, 2002..............  $11.28      0.18 (c)      (1.48)(c)    (1.30)    (0.18)         --       (0.18)
  Year Ended September 30, 2001..............  $13.15      0.24          (1.32)       (1.08)    (0.25)      (0.54)      (0.79)
  Year Ended September 30, 2000..............  $13.83      0.34          (0.10)        0.24     (0.34)      (0.58)      (0.92)
  Year Ended September 30, 1999..............  $13.82      0.35           0.74         1.09     (0.35)      (0.73)      (1.08)
  Year Ended September 30, 1998..............  $13.63      0.39           0.54         0.93     (0.39)      (0.35)      (0.74)
Large Company Value Fund
  Year Ended September 30, 2002..............  $16.79      0.18          (3.47)       (3.29)    (0.18)      (0.48)      (0.66)
  Year Ended September 30, 2001..............  $18.57      0.22          (0.89)       (0.67)    (0.22)      (0.89)      (1.11)
  Year Ended September 30, 2000..............  $19.60      0.49           0.56         1.05     (0.49)      (1.59)      (2.08)
  Year Ended September 30, 1999..............  $18.48      0.25           1.93         2.18     (0.25)      (0.81)      (1.06)
  Year Ended September 30, 1998..............  $19.98      0.23          (0.17)        0.06     (0.23)      (1.33)      (1.56)
Large Company Growth Fund
  Year Ended September 30, 2002..............  $ 8.16     (0.06)         (1.50)       (1.56)       --          --          --
  Year Ended September 30, 2001..............  $14.75     (0.05)         (5.56)       (5.61)       --       (0.98)      (0.98)
  Year Ended September 30, 2000..............  $11.96     (0.06)          3.59         3.53        --       (0.74)      (0.74)
  Year Ended September 30, 1999..............  $ 9.62     (0.04)          2.94         2.90        --       (0.56)      (0.56)
  October 3, 1997 to September 30, 1998 (a)..  $10.00        --          (0.25)       (0.25)    (0.03)      (0.10)      (0.13)
Mid Cap Value Fund
  Year Ended September 30, 2002..............  $13.12      0.17 (d)      (1.04)       (0.87)    (0.17)      (1.15)      (1.32)
  February 1, 2001 to September 30, 2001 (b).  $14.26      0.15          (1.15)       (1.00)    (0.14)         --       (0.14)
  Year Ended January 31, 2001................  $14.10      0.22           0.94         1.16     (0.21)      (0.79)      (1.00)
  Year Ended January 31, 2000................  $13.44      0.24           0.89         1.13     (0.19)      (0.28)      (0.47)
  Year Ended January 31, 1999................  $12.62      0.22           1.54         1.76     (0.24)      (0.70)      (0.94)
  Year Ended January 31, 1998................  $11.24      0.23           1.79         2.02     (0.25)      (0.39)      (0.64)
Mid Cap Growth Fund
  Year Ended September 30, 2002..............  $ 9.80     (0.08)(d)      (1.02)       (1.10)       --       (0.63)      (0.63)
  February 1, 2001 to September 30, 2001 (b).  $14.42     (0.07)         (4.55)       (4.62)       --          --          --
  Year Ended January 31, 2001................  $20.36     (0.13)         (1.99)       (2.12)       --       (3.82)      (3.82)
  Year Ended January 31, 2000................  $17.61     (0.17)          5.01         4.84        --       (2.09)      (2.09)
  Year Ended January 31, 1999................  $13.89     (0.01)          5.39         5.38        --       (1.66)      (1.66)
  Year Ended January 31, 1998................  $15.28      0.02           2.46         2.48        --       (3.87)      (3.87)
Small Company Growth Fund
  Year Ended September 30, 2002..............  $12.13     (0.17)(d)      (2.58)       (2.75)       --          --          --
  Year Ended September 30, 2001..............  $34.87     (0.20)        (16.20)      (16.40)       --       (6.34)      (6.34)
  Year Ended September 30, 2000..............  $24.92     (0.25)         13.20        12.95        --       (3.00)      (3.00)
  Year Ended September 30, 1999..............  $17.50     (0.28)          7.70         7.42        --          --          --
  Year Ended September 30, 1998..............  $23.33     (0.29)         (5.23)       (5.52)       --       (0.31)      (0.31)
International Equity Fund
  Year Ended September 30, 2002..............  $ 7.43     (0.02)(d)      (1.10)       (1.12)       --          --          --
  Year Ended September 30, 2001..............  $12.49     (0.05)         (2.99)       (3.04)       --       (2.02)      (2.02)
  Year Ended September 30, 2000..............  $12.48     (0.04)          0.68         0.64        --       (0.63)      (0.63)
  Year Ended September 30, 1999..............  $ 9.91     (0.01)          2.78         2.77     (0.03)      (0.17)      (0.20)
  Year Ended September 30, 1998..............  $11.24      0.03          (1.09)       (1.06)    (0.03)      (0.24)      (0.27)
Short U.S. Government Income Fund
  Year Ended September 30, 2002..............  $10.04      0.43 (e)       0.06 (e)     0.49     (0.45)         --       (0.45)
  Year Ended September 30, 2001..............  $ 9.63      0.51           0.41         0.92     (0.51)         --       (0.51)
  Year Ended September 30, 2000..............  $ 9.65      0.50          (0.01)        0.49     (0.51)         --       (0.51)
  Year Ended September 30, 1999..............  $10.06      0.50          (0.41)        0.09     (0.50)         --       (0.50)
  Year Ended September 30, 1998..............  $ 9.76      0.51           0.30         0.81     (0.51)         --       (0.51)
Intermediate U.S. Government Bond Fund
  Year Ended September 30, 2002..............  $10.38      0.47 (f)       0.42 (f)     0.89     (0.50)         --       (0.50)
  Year Ended September 30, 2001..............  $ 9.71      0.51           0.68         1.19     (0.52)         --       (0.52)
  Year Ended September 30, 2000..............  $ 9.70      0.52           0.05         0.57     (0.53)      (0.03)      (0.56)
  Year Ended September 30, 1999..............  $10.57      0.50          (0.76)       (0.26)    (0.50)      (0.11)      (0.61)
  Year Ended September 30, 1998..............  $ 9.84      0.51           0.74         1.25     (0.52)         --       (0.52)
Intermediate Corporate Bond Fund
  Year Ended September 30, 2002..............  $10.56      0.53 (g)      (0.04)(g)     0.49     (0.55)      (0.17)      (0.72)
  Year Ended September 30, 2001..............  $ 9.98      0.60           0.58         1.18     (0.60)         --       (0.60)
  December 2, 1999 to September 30, 2000 (a).  $10.00      0.50          (0.02)        0.48     (0.50)         --       (0.50)

--------
* During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated.
** Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)Period from commencement of operations.
(b)For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as Funds of the BB&T Funds, the Mid Cap Value Fund and Mid Cap Growth Fund changed their fiscal year end from January 31 to September 30. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB Equity Income Portfolio and OVB Capital Appreciation Portfolio, respectively.
(c)Without the adoption of the change in amortization method as discussed in the Change in Accounting Principle Note located in the Notes to the Financial Statements, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.19, $(1.49), and 1.73%, respectively.
(d)Per share net investment income (loss) has been calculated using the daily average shares method.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




                                           Ratios/Supplementary Data
                         ------------------------------------------------------------
                                                 Ratio of net
                                                  investment
Net Asset                Net Assets,  Ratio of      income      Ratio of
 Value,   Total Return     End of    expenses to  (loss) to    expenses to
 End of     (excludes      Period      average   average net     average    Portfolio
 Period   sales charge)     (000)    net assets     assets     net assets* turnover **
--------- -------------  ----------- ----------- ------------  ----------- -----------
 $ 9.80      (11.68)%      $13,954      1.28%        1.66%(c)     1.67%       64.29%
 $11.28       (8.72)%      $13,688      1.30%        2.03%        1.69%      116.03%
 $13.15        1.74%       $17,726      1.22%        2.54%        1.65%       57.95%
 $13.83        7.72%       $21,207      1.15%        2.43%        1.64%       35.98%
 $13.82        6.89%       $21,948      1.17%        2.75%        1.66%       31.85%
 $12.84      (20.57)%      $22,222      1.23%        1.11%        1.62%       23.02%
 $16.79       (3.77)%      $29,942      1.24%        1.23%        1.63%       24.20%
 $18.57        5.69%       $33,004      1.17%        2.62%        1.60%       23.85%
 $19.60       11.64%       $38,604      1.10%        1.22%        1.59%       13.52%
 $18.48        0.10%       $39,817      1.10%        1.18%        1.59%       13.17%
 $ 6.60      (19.12)%      $ 6,240      1.28%       (0.57)%       1.67%      100.46%
 $ 8.16      (40.36)%      $ 8,146      1.30%       (0.48)%       1.69%       96.41%
 $14.75       30.08%       $13,156      1.24%       (0.43)%       1.66%       76.76%
 $11.96       30.93%       $ 5,912      1.22%       (0.34)%       1.71%       67.59%
 $ 9.62       (2.54)%(h)   $ 1,938      1.39%(i)    (0.04)%(i)    1.87%(i)   108.36%
 $10.93       (8.24)%      $ 5,070      1.15%        1.29%        1.38%       18.20%
 $13.12       (7.09)%(h)   $ 4,554      1.20%(i)     1.45%(i)     1.37%(i)    27.04%
 $14.26        8.76%       $ 5,691      1.21%        1.54%        1.36%       59.00%
 $14.10        8.23%       $ 5,965      1.21%        1.39%        1.32%       15.00%
 $13.44       14.43%       $ 6,206      1.21%        1.72%        1.34%       47.00%
 $12.62       18.07%       $ 3,678      1.36%        2.01%        1.40%       68.00%
 $ 8.07      (12.54)%      $ 5,533      1.17%       (0.88)%       1.44%      117.06%
 $ 9.80      (32.04)%(h)   $ 7,386      1.25%(i)    (0.52)%(i)    1.47%(i)    90.11%
 $14.42      (10.84)%      $12,285      1.27%       (0.37)%       1.48%       63.00%
 $20.36       28.47%       $23,668      1.27%       (0.59)%       1.55%       54.00%
 $17.61       42.34%       $17,872      1.27%       (0.28)%       1.53%       74.00%
 $13.89       16.76%       $ 6,021      1.27%       (0.16)%       1.53%      118.00%
 $ 9.38      (22.67)%      $ 5,145      1.73%       (1.43)%       1.98%      292.94%
 $12.13      (54.95)%      $ 8,333      1.72%       (0.86)%       1.97%      286.49%
 $34.87       54.34%       $28,936      1.66%       (0.74)%       1.91%      206.16%
 $24.92       42.32%       $11,336      1.80%       (1.23)%       2.05%      184.39%
 $17.50      (23.81)%      $ 9,456      1.86%       (1.36)%       2.11%      157.44%
 $ 6.31      (15.07)%      $ 1,412      1.68%       (0.24)%       1.93%       95.86%
 $ 7.43      (28.52)%      $ 2,557      1.74%       (0.33)%       1.99%      144.35%
 $12.49        4.75%       $ 2,681      1.76%       (0.26)%       2.01%      179.44%
 $12.48       28.33%       $ 1,906      1.81%       (0.07)%       2.06%       82.00%
 $ 9.91       (9.60)%      $ 1,314      1.75%        0.26%        2.01%       53.27%
 $10.08        5.03%       $ 5,286      1.03%        4.03%(e)     1.43%       73.93%
 $10.04        9.73%       $ 3,530      1.03%        5.12%        1.43%      101.28%
 $ 9.63        5.24%       $ 3,270      1.01%        5.27%        1.41%      101.07%
 $ 9.65        0.95%       $ 4,626      1.02%        5.04%        1.42%       99.99%
 $10.06        8.50%       $ 4,476      1.06%        5.15%        1.44%       53.74%
 $10.77        8.85%       $ 6,453      1.10%        4.56%(f)     1.45%       79.36%
 $10.38       12.53%       $ 4,450      1.11%        5.12%        1.46%       84.76%
 $ 9.71        6.09%       $ 2,579      1.08%        5.46%        1.43%      103.41%
 $ 9.70       (2.49)%      $ 3,308      1.08%        5.00%        1.43%       73.46%
 $10.57       13.07%       $ 4,562      1.09%        5.10%        1.44%       60.98%
 $10.33        4.98%       $ 2,042      1.11%        5.11%(g)     1.50%       69.15%
 $10.56       12.10%       $   426      1.06%        5.76%        1.45%      142.35%
 $ 9.98        4.97%(h)    $   236      1.03%(i)     6.06%(i)     1.59%(i)   186.79%

--------
(e)Without the adoption of the change in amortization method as discussed in the Change in Accounting Principle Note located in the Notes to the Financial Statements, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.47, $0.02, and 4.38%, respectively.
(f)Without the adoption of the change in amortization method as discussed in the Change in Accounting Principle Note located in the Notes to the Financial Statements, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.49, $0.40, and 4.74%, respectively.
(g)Without the adoption of the change in amortization method as discussed in the Change in Accounting Principle Note located in the Notes to the Financial Statements, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.54, $(0.05), and 5.23%, respectively.
(h)Not Annualized.
(i)Annualized.

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Financial Highlights, Class A Shares


Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                Investment Activities                      Dividends
                                                        -------------------------------------  --------------------------------
                                              Net Asset    Net      Net realized/
                                               Value,   investment unrealized gains Total from    Net
                                              Beginning   income     (losses) on    Investment investment Net realized   Total
                                              of Period   (loss)     investments    Activities   income      gains     Dividends
                                              --------- ---------- ---------------- ---------- ---------- ------------ ---------
North Carolina Intermediate Tax-Free Fund
  Year Ended September 30, 2002..............  $10.54      0.36          0.40          0.76      (0.36)      (0.08)      (0.44)
  Year Ended September 30, 2001..............  $ 9.97      0.38          0.57          0.95      (0.38)         --       (0.38)
  Year Ended September 30, 2000..............  $ 9.89      0.40          0.08          0.48      (0.40)         --       (0.40)
  Year Ended September 30, 1999..............  $10.52      0.40         (0.56)        (0.16)     (0.40)      (0.07)      (0.47)
  Year Ended September 30, 1998..............  $10.27      0.42          0.25          0.67      (0.42)         --       (0.42)
South Carolina Intermediate Tax-Free Fund
  Year Ended September 30, 2002..............  $10.46      0.37          0.41          0.78      (0.37)         --       (0.37)
  Year Ended September 30, 2001..............  $ 9.90      0.38          0.56          0.94      (0.38)         --       (0.38)
  Year Ended September 30, 2000..............  $ 9.80      0.39          0.10          0.49      (0.39)         --       (0.39)
  Year Ended September 30, 1999..............  $10.47      0.38         (0.59)        (0.21)     (0.38)      (0.08)      (0.46)
  October 20, 1997 to September 30, 1998 (a).  $10.00      0.31          0.47          0.78      (0.31)         --       (0.31)
Virginia Intermediate Tax-Free Fund
  Year Ended September 30, 2002..............  $11.57      0.41          0.42          0.83      (0.41)         --       (0.41)
  Year Ended September 30, 2001..............  $10.96      0.42          0.61          1.03      (0.42)         --       (0.42)
  Year Ended September 30, 2000..............  $10.86      0.45          0.10          0.55      (0.45)         --       (0.45)
  May 17, 1999 to September 30, 1999 (a).....  $11.24      0.30         (0.38)        (0.08)     (0.30)         --       (0.30)
West Virginia Intermediate Tax-Free Fund
  Year Ended September 30, 2002..............  $10.01      0.43          0.31          0.74      (0.38)      (0.02)      (0.40)
  February 1, 2001 to September 30, 2001 (b).  $ 9.92      0.29          0.09          0.38      (0.29)         --       (0.29)
  Year Ended January 31, 2001................  $ 9.18      0.46          0.74          1.20      (0.46)         --       (0.46)
  Year Ended January 31, 2000................  $10.26      0.44         (0.98)        (0.54)     (0.49)      (0.05)      (0.54)
  Year Ended January 31, 1999................  $10.32      0.47          0.05          0.52      (0.47)      (0.11)      (0.58)
  Year Ended January 31, 1998................  $ 9.95      0.48          0.42          0.90      (0.48)      (0.05)      (0.53)
Prime Money Market Fund
  Year Ended September 30, 2002..............  $ 1.00      0.01            --(c)       0.01      (0.01)         --       (0.01)
  Year Ended September 30, 2001..............  $ 1.00      0.04            --          0.04      (0.04)         --       (0.04)
  Year Ended September 30, 2000..............  $ 1.00      0.05            --          0.05      (0.05)         --       (0.05)
  Year Ended September 30, 1999..............  $ 1.00      0.04            --          0.04      (0.04)         --       (0.04)
  October 1, 1997 to September 30, 1998 (a)..  $ 1.00      0.05            --          0.05      (0.05)         --       (0.05)
U.S. Treasury Money Market Fund
  Year Ended September 30, 2002..............  $ 1.00      0.01            --          0.01      (0.01)         --       (0.01)
  Year Ended September 30, 2001..............  $ 1.00      0.04            --          0.04      (0.04)         --       (0.04)
  Year Ended September 30, 2000..............  $ 1.00      0.05            --          0.05      (0.05)         --       (0.05)
  Year Ended September 30, 1999..............  $ 1.00      0.04            --          0.04      (0.04)         --       (0.04)
  Year Ended September 30, 1998..............  $ 1.00      0.05            --          0.05      (0.05)         --       (0.05)
Capital Manager Conservative Growth Fund
  Year Ended September 30, 2002..............  $ 9.12      0.23         (0.68)        (0.45)     (0.20)      (0.18)      (0.38)
  Year Ended September 30, 2001..............  $10.71      0.28         (0.99)        (0.71)     (0.30)      (0.58)      (0.88)
  Year Ended September 30, 2000..............  $10.39      0.38          0.54          0.92      (0.38)      (0.22)      (0.60)
  Year Ended September 30, 1999..............  $10.05      0.30          0.52          0.82      (0.31)      (0.17)      (0.48)
  January 29, 1998 to September 30, 1998 (a).  $10.09      0.19         (0.01)         0.18      (0.22)         --       (0.22)
Capital Manager Moderate Growth Fund
  Year Ended September 30, 2002..............  $ 8.82      0.12         (0.99)        (0.87)     (0.11)      (0.37)      (0.48)
  Year Ended September 30, 2001..............  $11.25      0.23         (1.70)        (1.47)     (0.24)      (0.72)      (0.96)
  Year Ended September 30, 2000..............  $10.65      0.31          0.89          1.20      (0.31)      (0.29)      (0.60)
  Year Ended September 30, 1999..............  $ 9.85      0.22          1.06          1.28      (0.23)      (0.25)      (0.48)
  January 29, 1998 to September 30, 1998 (a).  $10.01      0.15         (0.15)           --      (0.16)         --       (0.16)
Capital Manager Growth Fund
  Year Ended September 30, 2002..............  $ 8.46      0.03         (1.20)        (1.17)     (0.02)      (0.40)      (0.42)
  Year Ended September 30, 2001..............  $11.66      0.16         (2.43)        (2.27)     (0.16)      (0.77)      (0.93)
  Year Ended September 30, 2000..............  $10.79      0.25          1.24          1.49      (0.26)      (0.36)      (0.62)
  Year Ended September 30, 1999..............  $ 9.67      0.15          1.46          1.61      (0.17)      (0.32)      (0.49)
  January 29, 1998 to September 30, 1998 (a).  $ 9.93      0.10         (0.26)        (0.16)     (0.10)         --       (0.10)
Capital Manager Aggressive Growth Fund
  Year Ended September 30, 2002..............  $ 8.96     (0.02)        (1.58)        (1.60)        --          --          --
  March 19, 2001 to September 30, 2001 (a)...  $10.00        --(c)      (1.03)        (1.03)     (0.01)         --       (0.01)

--------
* During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated.
**Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)Period from commencement of operations.
(b)For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the West Virginia Intermediate Tax-Free Fund changed its fiscal year end from January 31 to September 30. The financial highlights for the periods prior to February 1, 2001 represents the OVB West Virginia Tax-Exempt Income Portfolio.
(c)Amount is less than $0.005.
(d)Not Annualized.
(e)Annualized.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------





                                          Ratios/Supplementary Data
                         -----------------------------------------------------------
                                                 Ratio of net
                                                  investment
Net Asset                Net Assets,  Ratio of      income      Ratio of
 Value,   Total Return     End of    expenses to  (loss) to    expenses to
 End of     (excludes      Period      average   average net     average   Portfolio
 Period   sales charge)     (000)    net assets     assets     net assets* turnover**
--------- -------------  ----------- ----------- ------------  ----------- ----------
 $10.86        7.46%      $ 23,828      0.93%        3.41%        1.43%      20.39%
 $10.54        9.69%      $ 18,718      0.93%        3.66%        1.43%      47.35%
 $ 9.97        5.04%      $ 11,403      0.95%        4.12%        1.46%      80.33%
 $ 9.89       (1.53)%     $ 13,677      0.95%        3.95%        1.47%      39.70%
 $10.52        6.63%      $ 11,592      0.96%        4.03%        1.48%      32.63%
 $10.87        7.67%      $  4,128      0.83%        3.52%        1.48%      21.81%
 $10.46        9.67%      $  2,143      0.87%        3.73%        1.52%      36.67%
 $ 9.90        5.10%      $  1,251      0.90%        3.97%        1.72%      84.20%
 $ 9.80       (2.09)%     $  1,160      0.97%        3.72%        1.91%      71.96%
 $10.47        7.91%(d)   $    297      1.04%(e)     3.85%(e)     1.97%(e)   58.80%
 $11.99        7.36%      $  3,041      0.96%        3.45%        1.46%      13.12%
 $11.57        9.58%      $    714      0.90%        3.71%        1.40%      31.28%
 $10.96        5.22%      $    180      0.93%        4.15%        1.40%      64.45%
 $10.86       (0.66)%(d)  $     74      1.00%(e)     4.05%(e)     1.51%(e)   27.05%
 $10.35        7.61%      $ 10,029      0.97%        3.78%        1.13%      61.44%
 $10.01        3.67%(d)   $  7,992      0.88%(e)     4.40%(e)     1.05%(e)   15.75%
 $ 9.92       13.42%      $  9,235      0.97%        4.86%        1.08%       7.00%
 $ 9.18       (5.39)%     $  8,790      0.97%        4.65%        1.02%      10.00%
 $10.26        5.11%      $  9,477      0.97%        4.52%        1.04%      14.00%
 $10.32        9.28%      $  7,658      1.00%        4.74%        1.05%      17.00%
 $ 1.00        1.21%      $416,782      1.05%        1.20%        1.23%         --
 $ 1.00        4.42%      $396,119      1.01%        4.22%        1.24%         --
 $ 1.00        5.35%      $277,219      1.00%        5.68%        1.25%         --
 $ 1.00        4.42%      $  5,395      0.80%        4.34%        1.39%         --
 $ 1.00        4.93%(d)   $  3,262      0.83%(e)     4.83%(e)     1.43%(e)      --
 $ 1.00        1.01%      $197,830      1.05%        1.01%        1.24%         --
 $ 1.00        4.20%      $208,914      1.03%        4.08%        1.23%         --
 $ 1.00        4.98%      $170,380      1.00%        5.11%        1.23%         --
 $ 1.00        4.08%      $ 42,241      0.84%        4.00%        1.23%         --
 $ 1.00        4.75%      $ 41,478      0.86%        4.65%        1.26%         --
 $ 8.29       (5.18)%     $  1,198      0.79%        2.25%        1.24%       6.29%
 $ 9.12       (7.10)%     $    555      0.78%        2.87%        1.23%      35.75%
 $10.71        9.08%      $    293      0.66%        3.55%        1.10%      38.27%
 $10.39        8.19%      $    532      0.62%        2.95%        1.07%      16.45%
 $10.05        1.89%(d)   $    119      0.83%(e)     2.91%(e)     1.33%(e)    4.28%
 $ 7.47      (10.76)%     $  3,194      0.81%        1.26%        1.26%      14.56%
 $ 8.82      (14.00)%     $  2,206      0.78%        2.14%        1.23%      24.24%
 $11.25       11.35%      $  1,318      0.74%        2.67%        1.19%      46.69%
 $10.65       13.07%      $  1,635      0.68%        1.93%        1.13%      17.33%
 $ 9.85        0.10%(d)   $  1,146      0.93%(e)     1.93%(e)     1.39%(e)    4.85%
 $ 6.87      (14.82)%     $  2,700      0.87%        0.39%        1.32%       8.38%
 $ 8.46      (20.86)%     $  2,511      0.84%        1.35%        1.29%      27.33%
 $11.66       14.02%      $  1,606      0.70%        2.24%        1.14%      43.28%
 $10.79       16.81%      $    990      0.69%        1.24%        1.14%      17.93%
 $ 9.67       (1.45)%(d)  $    276      0.90%(e)     1.16%(e)     1.38%(e)    7.69%
 $ 7.36      (17.86)%     $    645      0.90%       (0.15)%       1.35%       5.75%
 $ 8.96      (10.35)%(d)  $    185      1.12%(e)    (0.28)%(e)    1.57%(e)   10.10%

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                 Investment Activities                      Dividends
                                                        --------------------------------------  --------------------------------
                                                                     Net realized/
                                                                       unrealized                          Net realized
                                              Net Asset    Net       gains (losses)                          gains on
                                               Value,   investment   on investments  Total from    Net     investments
                                              Beginning   income      and foreign    Investment investment and foreign    Total
                                              of Period   (loss)       currencies    Activities   income    currencies  Dividends
                                              --------- ----------   --------------  ---------- ---------- ------------ ---------
Balanced Fund
  Year Ended September 30, 2002..............  $11.20     0.09 (c)        (1.46) (c)    (1.37)    (0.10)         --       (0.10)
  Year Ended September 30, 2001..............  $13.06      0.18           (1.34)        (1.16)    (0.16)      (0.54)      (0.70)
  Year Ended September 30, 2000..............  $13.75      0.24           (0.11)         0.13     (0.24)      (0.58)      (0.82)
  Year Ended September 30, 1999..............  $13.76      0.26            0.71          0.97     (0.25)      (0.73)      (0.98)
  Year Ended September 30, 1998..............  $13.57      0.28            0.55          0.83     (0.29)      (0.35)      (0.64)
Large Company Value Fund
  Year Ended September 30, 2002..............  $16.68      0.06           (3.44)        (3.38)    (0.07)      (0.48)      (0.55)
  Year Ended September 30, 2001..............  $18.47      0.09           (0.89)        (0.80)    (0.10)      (0.89)      (0.99)
  Year Ended September 30, 2000..............  $19.51      0.35            0.56          0.91     (0.36)      (1.59)      (1.95)
  Year Ended September 30, 1999..............  $18.42      0.11            1.90          2.01     (0.11)      (0.81)      (0.92)
  Year Ended September 30, 1998..............  $19.93      0.09           (0.18)        (0.09)    (0.09)      (1.33)      (1.42)
Large Company Growth Fund
  Year Ended September 30, 2002..............  $ 7.93     (0.12)          (1.45)        (1.57)       --          --          --
  Year Ended September 30, 2001..............  $14.47     (0.11)          (5.45)        (5.56)       --       (0.98)      (0.98)
  Year Ended September 30, 2000..............  $11.82     (0.17)           3.56          3.39        --       (0.74)      (0.74)
  Year Ended September 30, 1999..............  $ 9.58     (0.12)           2.92          2.80        --       (0.56)      (0.56)
  October 3, 1997 to September 30, 1998 (a)..  $10.00     (0.02)          (0.29)        (0.31)    (0.01)      (0.10)      (0.11)
Mid Cap Value Fund
  Year Ended September 30, 2002..............  $13.10      0.08           (1.03)        (0.95)    (0.10)      (1.15)      (1.25)
  July 25, 2001 to September 30, 2001 (a)....  $14.14      0.03           (1.02)        (0.99)    (0.05)         --       (0.05)
Mid Cap Growth Fund
  Year Ended September 30, 2002..............  $ 9.79     (0.14) (d)      (1.02)        (1.16)       --       (0.63)      (0.63)
  July 25, 2001 to September 30, 2001 (a)....  $11.20     (0.01)          (1.40)        (1.41)       --          --          --
Small Company Growth Fund
  Year Ended September 30, 2002..............  $11.43     (0.25) (d)      (2.40)        (2.65)       --          --          --
  Year Ended September 30, 2001..............  $33.53     (0.31)         (15.45)       (15.76)       --       (6.34)      (6.34)
  Year Ended September 30, 2000..............  $24.21     (0.49)          12.81         12.32        --       (3.00)      (3.00)
  Year Ended September 30, 1999..............  $17.13     (0.41)           7.49          7.08        --          --          --
  Year Ended September 30, 1998..............  $23.02     (0.39)          (5.19)        (5.58)       --       (0.31)      (0.31)
International Equity Fund
  Year Ended September 30, 2002..............  $ 7.19     (0.07) (d)      (1.05)        (1.12)       --          --          --
  Year Ended September 30, 2001..............  $12.24     (0.07)          (2.96)        (3.03)       --       (2.02)      (2.02)
  Year Ended September 30, 2000..............  $12.34     (0.15)           0.68          0.53        --       (0.63)      (0.63)
  Year Ended September 30, 1999..............  $ 9.85     (0.10)           2.77          2.67     (0.01)      (0.17)      (0.18)
  Year Ended September 30, 1998..............  $11.23     (0.04)          (1.10)        (1.14)    (0.01)      (0.23)      (0.24)
Intermediate U.S. Government Bond Fund
  Year Ended September 30, 2002..............  $10.35     0.39 (e)        0.41 (e)       0.80     (0.42)         --       (0.42)
  Year Ended September 30, 2001..............  $ 9.69      0.45            0.65          1.10     (0.44)         --       (0.44)
  Year Ended September 30, 2000..............  $ 9.68      0.45            0.04          0.49     (0.45)      (0.03)      (0.48)
  Year Ended September 30, 1999..............  $10.54      0.43           (0.75)        (0.32)    (0.43)      (0.11)      (0.54)
  Year Ended September 30, 1998..............  $ 9.81      0.43            0.74          1.17     (0.44)         --       (0.44)
Intermediate Corporate Bond Fund
  Year Ended September 30, 2002..............  $10.57     0.45 (f)        (0.04) (f)     0.41     (0.47)      (0.17)      (0.64)
  Year Ended September 30, 2001..............  $ 9.98      0.52            0.59          1.11     (0.52)         --       (0.52)
  December 2, 1999 to September 30, 2000 (a).  $10.00      0.44           (0.02)         0.42     (0.44)         --       (0.44)

--------
* During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated.
**Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)Period from commencement of operations.
(c)Without the adoption of the change in amortization method as discussed in the Change in Accounting Principle Note located in the Notes to the Financial Statements, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.10, $(1.47), and 0.97%, respectively.
(d)Per share net investment loss has been calculated using the average shares method.
(e)Without the adoption of the change in amortization method as discussed in the Change in Accounting Principle Note located in the Notes to the Financial Statements, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.41, $0.39, and 3.99%, respectively.
(f)Without the adoption of the change in amortization method as discussed in the Change in Accounting Principle Note located in the Notes to the Financial Statements, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.46, $(0.05), and 4.51%, respectively.
(g)Not Annualized.
(h)Annualized.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




                                           Ratio/Supplementary Data
                         -----------------------------------------------------------
                                                 Ratio of net
                                                  investment
Net Asset Total Return   Net Assets,  Ratio of      income      Ratio of
 Value,    (excludes       End of    expenses to  (loss) to    expenses to
 End of      sales         Period      average   average net     average   Portfolio
 Period     charge)         (000)    net assets     assets     net assets* turnover**
--------- ------------   ----------- ----------- ------------  ----------- ----------
 $ 9.73      (12.33)%      $12,737      2.04%        0.90%(c)     2.18%       64.29%
 $11.20       (9.38)%      $15,712      2.05%        1.28%        2.19%      116.03%
 $13.06        0.92%       $18,859      1.97%        1.79%        2.15%       57.95%
 $13.75        6.82%       $21,610      1.90%        1.70%        2.14%       35.98%
 $13.76        6.16%       $15,183      1.92%        1.98%        2.16%       31.85%
 $12.75      (21.14)%      $24,849      1.98%        0.36%        2.12%       23.02%
 $16.68       (4.51)%      $33,489      1.99%        0.48%        2.13%       24.20%
 $18.47        4.88%       $36,078      1.92%        1.90%        2.10%       23.85%
 $19.51       10.73%       $38,590      1.84%        0.47%        2.08%       13.52%
 $18.42       (0.67)%      $32,455      1.85%        0.43%        2.09%       13.17%
 $ 6.36      (19.80)%      $13,040      2.03%       (1.32)%       2.17%      100.46%
 $ 7.93      (40.82)%      $17,089      2.05%       (1.24)%       2.19%       96.41%
 $14.47       29.22%       $27,172      1.99%       (1.18)%       2.16%       76.76%
 $11.82       29.97%       $12,289      1.97%       (1.08)%       2.21%       67.59%
 $ 9.58       (3.13)%(g)   $ 3,985      2.14%(h)    (0.78)%(h)    2.37%(h)   108.36%
 $10.90       (8.80)%      $ 1,158      1.91%        0.63%        2.12%       18.20%
 $13.10       (6.56)%(g)   $    99      1.87%(h)     2.22%(h)     2.21%(h)    27.04%
 $ 8.00      (13.20)%      $   507      1.76%       (1.52)%       2.07%      117.06%
 $ 9.79      (12.59)%(g)   $    48      2.11%(h)    (1.91)%(h)    2.33%(h)    90.11%
 $ 8.78      (23.18)%      $ 6,703      2.48%       (2.18)%       2.48%      292.94%
 $11.43      (55.33)%      $ 9,356      2.48%       (1.62)%       2.48%      286.49%
 $33.53       53.29%       $20,707      2.41%       (1.49)%       2.41%      206.16%
 $24.21       41.25%       $11,054      2.55%       (1.98)%       2.55%      184.39%
 $17.13      (24.40)%      $ 8,609      2.61%       (2.11)%       2.61%      157.44%
 $ 6.07      (15.58)%      $ 2,056      2.43%       (1.01)%       2.43%       95.86%
 $ 7.19      (29.11)%      $ 2,680      2.49%       (1.19)%       2.49%      144.35%
 $12.24        3.88%       $ 3,861      2.51%       (0.99)%       2.51%      179.44%
 $12.34       27.46%       $ 2,378      2.56%       (0.84)%       2.56%       82.00%
 $ 9.85      (10.29)%      $ 1,923      2.50%       (0.50)%       2.51%       53.27%
 $10.73        7.96%       $ 5,981      1.85%        3.81%(e)     1.95%       79.36%
 $10.35       11.61%       $ 4,310      1.86%        4.38%        1.96%       84.76%
 $ 9.69        5.31%       $ 2,329      1.83%        4.71%        1.93%      103.41%
 $ 9.68       (3.13)%      $ 2,679      1.83%        4.28%        1.93%       73.46%
 $10.54       12.26%       $ 1,314      1.84%        4.34%        1.94%       60.98%
 $10.34        4.18%       $ 4,465      1.84%        4.39%(f)     1.99%       69.15%
 $10.57       11.41%       $ 1,976      1.73%        4.95%        1.90%      142.35%
 $ 9.98        4.41%(g)    $    70      1.75%(h)     5.34%(h)     2.03%(h)   186.79%


              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                      Investment Activities                    Dividends
                                                             --------------------------------------  -------------------
                                                   Net Asset               Net realized/
                                                    Value,        Net        unrealized   Total from    Net       Net
                                                   Beginning  investment   gains (losses) Investment investment realized
                                                   of Period income (loss) on investments Activities   income    gains
                                                   --------- ------------- -------------- ---------- ---------- --------
Prime Money Market Fund
 Year Ended September 30, 2002....................  $ 1.00        0.01            --(b)      0.01      (0.01)       --
 Year Ended September 30, 2001....................  $ 1.00        0.04            --         0.04      (0.04)       --
 Year Ended September 30, 2000....................  $ 1.00        0.05            --         0.05      (0.05)       --
 Year Ended September 30, 1999....................  $ 1.00        0.04            --         0.04      (0.04)       --
 September 2, 1998 to September 30, 1998 (a)......  $ 1.00          --(b)         --           --         --(b)     --
U.S. Treasury Money Market Fund
 Year Ended September 30, 2002....................  $ 1.00        0.01            --         0.01      (0.01)       --
 Year Ended September 30, 2001....................  $ 1.00        0.04            --         0.04      (0.04)       --
 Year Ended September 30, 2000....................  $ 1.00        0.04            --         0.04      (0.04)       --
 Year Ended September 30, 1999....................  $ 1.00        0.03            --         0.03      (0.03)       --
 Year Ended September 30, 1998....................  $ 1.00        0.04            --         0.04      (0.04)       --
Capital Manager Conservative Growth Fund
 Year Ended September 30, 2002....................  $ 9.13        0.15         (0.67)       (0.52)     (0.14)    (0.18)
 Year Ended September 30, 2001....................  $10.71        0.22         (0.98)       (0.76)     (0.24)    (0.58)
 Year Ended September 30, 2000....................  $10.39        0.29          0.56         0.85      (0.31)    (0.22)
 January 29, 1999 to September 30, 1999 (a).......  $10.54        0.21         (0.15)        0.06      (0.21)       --
Capital Manager Moderate Growth Fund
 Year Ended September 30, 2002....................  $ 8.75        0.05         (0.97)       (0.92)     (0.05)    (0.37)
 Year Ended September 30, 2001....................  $11.21        0.19         (1.74)       (1.55)     (0.19)    (0.72)
 Year Ended September 30, 2000....................  $10.64        0.22          0.88         1.10      (0.24)    (0.29)
 January 29, 1999 to September 30, 1999 (a).......  $10.64        0.14            --         0.14      (0.14)       --
Capital Manager Growth Fund
 Year Ended September 30, 2002....................  $ 8.42       (0.01)        (1.21)       (1.22)        --     (0.40)
 Year Ended September 30, 2001....................  $11.64        0.09         (2.42)       (2.33)     (0.12)    (0.77)
 Year Ended September 30, 2000....................  $10.79        0.17          1.24         1.41      (0.20)    (0.36)
 January 29, 1999 to September 30, 1999 (a).......  $10.69        0.10          0.10         0.20      (0.10)       --
Capital Manager Aggressive Growth Fund
 Year Ended September 30, 2002....................  $ 8.93       (0.04)        (1.61)       (1.65)        --        --
 March 19, 2001 to September 30, 2001 (a).........  $10.00       (0.02)        (1.05)       (1.07)        --        --




                                                     Total
                                                   Dividends
                                                   ---------
Prime Money Market Fund
 Year Ended September 30, 2002....................   (0.01)
 Year Ended September 30, 2001....................   (0.04)
 Year Ended September 30, 2000....................   (0.05)
 Year Ended September 30, 1999....................   (0.04)
 September 2, 1998 to September 30, 1998 (a)......      --
U.S. Treasury Money Market Fund
 Year Ended September 30, 2002....................   (0.01)
 Year Ended September 30, 2001....................   (0.04)
 Year Ended September 30, 2000....................   (0.04)
 Year Ended September 30, 1999....................   (0.03)
 Year Ended September 30, 1998....................   (0.04)
Capital Manager Conservative Growth Fund
 Year Ended September 30, 2002....................   (0.32)
 Year Ended September 30, 2001....................   (0.82)
 Year Ended September 30, 2000....................   (0.53)
 January 29, 1999 to September 30, 1999 (a).......   (0.21)
Capital Manager Moderate Growth Fund
 Year Ended September 30, 2002....................   (0.42)
 Year Ended September 30, 2001....................   (0.91)
 Year Ended September 30, 2000....................   (0.53)
 January 29, 1999 to September 30, 1999 (a).......   (0.14)
Capital Manager Growth Fund
 Year Ended September 30, 2002....................   (0.40)
 Year Ended September 30, 2001....................   (0.89)
 Year Ended September 30, 2000....................   (0.56)
 January 29, 1999 to September 30, 1999 (a).......   (0.10)
Capital Manager Aggressive Growth Fund
 Year Ended September 30, 2002....................      --
 March 19, 2001 to September 30, 2001 (a).........      --

--------
* During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated.
** Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)Period from commencement of operations.
(b)Amount is less than $0.005.
(c)Not Annualized.
(d)Annualized.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




                                          Ratios/Supplementary Data
                         -----------------------------------------------------------
                                                 Ratio of net
Net Asset Total Return   Net Assets,  Ratio of    investment    Ratio of
 Value,    (excludes       End of    expenses to  income to    expenses to
 End of      sales         Period      average   average net     average   Portfolio
 Period     charge)         (000)    net assets     assets     net assets* turnover**
--------- ------------   ----------- ----------- ------------  ----------- ----------
 $ 1.00        0.60%       $ 2,730      1.67%        0.70%        1.77%         --
 $ 1.00        3.80%       $84,446      1.61%        3.58%        1.74%         --
 $ 1.00        4.65%       $41,644      1.63%        4.76%        1.80%         --
 $ 1.00        3.64%       $ 9,391      1.56%        3.58%        1.89%         --
 $ 1.00        0.32%(c)    $   300      1.64%(d)     3.98%(d)     1.99%(d)      --
 $ 1.00        0.39%       $ 1,121      1.69%        0.48%        1.77%         --
 $ 1.00        3.56%       $18,449      1.63%        3.36%        1.73%         --
 $ 1.00        4.28%       $10,425      1.63%        4.43%        1.73%         --
 $ 1.00        3.31%       $ 2,264      1.59%        3.25%        1.73%         --
 $ 1.00        3.97%       $ 1,255      1.61%        3.90%        1.76%         --
 $ 8.29       (5.94)%      $ 1,682      1.53%        1.49%        1.73%       6.29%
 $ 9.13       (7.50)%      $   916      1.58%        1.85%        1.78%      35.75%
 $10.71        8.31%       $   150      1.41%        2.75%        1.60%      38.27%
 $10.39        0.59%(c)    $   110      1.35%(d)     3.92%(d)     1.75%(d)   16.45%
 $ 7.41      (11.35)%      $ 4,384      1.56%        0.52%        1.76%      14.56%
 $ 8.75      (14.82)%      $ 3,096      1.55%        1.05%        1.75%      24.24%
 $11.21       10.45%       $   542      1.54%        1.94%        1.69%      46.69%
 $10.64        1.29%(c)    $   197      1.47%(d)     2.54%(d)     1.78%(d)   17.33%
 $ 6.80      (15.53)%      $ 5,712      1.62%       (0.35)%       1.82%       8.38%
 $ 8.42      (21.44)%      $ 4,720      1.60%        0.45%        1.80%      27.33%
 $11.64       13.23%       $ 1,993      1.45%        1.49%        1.64%      43.28%
 $10.79        1.87%(c)    $   163      1.94%(d)     1.16%(d)     2.14%(d)   17.93%
 $ 7.28      (18.48)%      $ 1,302      1.67%       (0.94)%       1.87%       5.75%
 $ 8.93      (10.70)%(c)   $   754      1.93%(d)    (1.05)%(d)    2.13%(d)   10.10%

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                 Investment Activities                      Dividends
                                                        --------------------------------------  --------------------------------
                                                                      Net realized/
                                                                        unrealized                         Net realized
                                              Net Asset    Net        gains (losses)                         gains on
                                               Value,   investment    on investments Total from    Net     investments
                                              Beginning   income       and foreign   Investment investment and foreign    Total
                                              of Period   (loss)        currencies   Activities   income    currencies  Dividends
                                              --------- ----------    -------------- ---------- ---------- ------------ ---------
Balanced Fund
 Year Ended September 30, 2002...............  $11.19      0.11(b)(c)     (1.47)(c)    (1.36)     (0.10)         --       (0.10)
 February 1, 2001 to September 30, 2001 (a)..  $12.67      0.18           (1.48)       (1.30)     (0.18)         --       (0.18)
Large Company Value Fund
 Year Ended September 30, 2002...............  $16.67      0.08           (3.45)       (3.37)     (0.08)      (0.48)      (0.56)
 February 1, 2001 to September 30, 2001 (a)..  $18.15      0.06           (1.47)       (1.41)     (0.07)         --       (0.07)
Large Company Growth Fund
 Year Ended September 30, 2002...............  $ 7.94     (0.10)(b)       (1.47)       (1.57)        --          --          --
 February 1, 2001 to September 30, 2001 (a)..  $11.75     (0.06)          (3.75)       (3.81)        --          --          --
Mid Cap Value Fund
 Year Ended September 30, 2002...............  $13.11      0.08           (1.04)       (0.96)     (0.10)      (1.15)      (1.25)
 July 25, 2001 to September 30, 2001 (a).....  $14.14      0.03           (1.03)       (1.00)     (0.03)         --       (0.03)
Mid Cap Growth Fund
 Year Ended September 30, 2002...............  $ 9.79     (0.15)(b)       (1.01)       (1.16)        --       (0.63)      (0.63)
 July 25, 2001 to September 30, 2001 (a).....  $11.20     (0.01)          (1.40)       (1.41)        --          --          --
Small Company Growth Fund
 Year Ended September 30, 2002...............  $11.45     (0.23)(b)       (2.43)       (2.66)        --          --          --
 February 1, 2001 to September 30, 2001 (a)..  $19.98     (0.08)          (8.45)       (8.53)        --          --          --
International Equity Fund
 Year Ended September 30, 2002...............  $ 7.20     (0.07)          (1.06)       (1.13)        --          --          --
 February 1, 2001 to September 30, 2001 (a)..  $10.03     (0.02)          (2.81)       (2.83)        --          --          --
Intermediate U.S. Government Bond Fund
 Year Ended September 30, 2002...............  $10.35      0.38(d)         0.43(d)      0.81      (0.42)         --       (0.42)
 February 1, 2001 to September 30, 2001 (a)..  $10.10      0.35            0.25         0.60      (0.35)         --       (0.35)
Intermediate Corporate Bond Fund
 Year Ended September 30, 2002...............  $10.56      0.43(b)(e)        --(e)      0.43      (0.49)      (0.17)      (0.66)
 February 1, 2001 to September 30, 2001 (a)..  $10.39      0.35            0.17         0.52      (0.35)         --       (0.35)

--------
* During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have have been as indicated.
**Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)Period from commencement of operations.
(b)Per share net investment income has been calculated using the average daily shares method.
(c)Without the adoption of the change in amortization method as discussed in the Change in Accounting Principle Note located in the Notes to the Financial Statements, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.12, $(1.48), and 1.05%, respectively.
(d)Without the adoption of the change in amortization method as discussed in the Change in Accounting Principle Note located in the Notes to the Financial Statements, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.40, $0.41, and 3.99%, respectively.
(e)Without the adoption of the change in amortization method as discussed in the Change in Accounting Principle Note located in the Notes to the Financial Statements, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.44, $(0.01), and 4.40%, respectively.
(f)Not Annualized.
(g)Annualized.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




                                          Ratios/Supplementary Data
                         -----------------------------------------------------------
                                                 Ratio of net
                                                  investment
Net Asset Total Return   Net Assets,  Ratio of      income      Ratio of
 Value,    (excludes       End of    expenses to  (loss) to    expenses to
 End of      sales         Period      average   average net     average   Portfolio
 Period     charge)         (000)    net assets     assets     net assets* turnover**
--------- ------------   ----------- ----------- ------------  ----------- ----------
 $ 9.73      (12.24)%      $  283       1.99%        0.98%(c)     2.12%       64.29%
 $11.19      (11.01)%(f)   $    2       2.27%(g)     1.02%(g)     2.42%(g)   116.03%
 $12.74      (21.10)%      $   52       1.94%        0.41%        2.08%       23.02%
 $16.67       (7.80)%(f)   $   13       2.03%(g)     0.36%(g)     2.16%(g)    24.20%
 $ 6.37      (19.77)%      $   37       1.98%       (1.23)%       2.12%      100.46%
 $ 7.94      (32.43)%(f)   $    8       2.04%(g)    (1.34)%(g)    2.18%(g)    96.41%
 $10.90       (8.86)%      $  300       1.91%        0.65%        2.12%       18.20%
 $13.11       (7.07)%(f)   $    1       2.15%(g)     1.08%(g)     2.52%(g)    27.04%
 $ 8.00      (13.20)%      $  143       1.81%       (1.58)%       2.13%      117.06%
 $ 9.79      (13.13)%(f)   $    1       2.19%(g)    (1.91)%(g)    2.49%(g)    90.11%
 $ 8.79      (23.23)%      $   31       2.47%       (2.11)%       2.47%      292.94%
 $11.45      (42.69)%(f)   $    8       2.42%(g)    (1.99)%(g)    2.42%(g)   286.49%
 $ 6.07      (15.69)%      $    7       2.43%       (0.98)%       2.43%       95.86%
 $ 7.20      (28.22)%(f)   $    6       2.40%(g)    (1.35)%(g)    2.40%(g)   144.35%
 $10.74        8.05%       $1,313       1.79%        3.81%(d)     1.89%       79.36%
 $10.35        6.01%(f)    $   40       1.98%(g)     4.26%(g)     2.05%(g)    84.76%
 $10.33        4.37%       $  318       1.89%        4.28%(e)     2.03%       69.15%
 $10.56        5.07%(f)    $   11       1.71%(g)     4.94%(g)     1.85%(g)   142.35%


              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                               Investment Activities                   Dividends
                                                        -----------------------------------  ----------------------------
                                              Net Asset    Net     Net realized/
                                               Value,   investment   unrealized   Total from    Net       Net
                                              Beginning   income   gains (losses) Investment investment realized   Total
                                              of Period   (loss)   on investments Activities   income    gains   Dividends
                                              --------- ---------- -------------- ---------- ---------- -------- ---------
Prime Money Market Fund
 January 30, 2002 to September 30, 2002 (a)..  $ 1.00      0.01           --(b)      0.01      (0.01)       --     (0.01)
U.S. Treasury Money Market Fund
 January 30, 2002 to September 30, 2002 (a)..  $ 1.00        --(b)        --           --         --(b)     --        --
Capital Manager Conservative Growth Fund
 Year Ended September 30, 2002...............  $ 9.10      0.17        (0.69)       (0.52)     (0.14)    (0.18)    (0.32)
 February 1, 2001 to September 30, 2001 (a)..  $10.06      0.10        (0.93)       (0.83)     (0.13)       --     (0.13)
Capital Manager Moderate Growth Fund
 Year Ended September 30, 2002...............  $ 8.77      0.04        (0.97)       (0.93)     (0.05)    (0.37)    (0.42)
 February 1, 2001 to September 30, 2001 (a)..  $10.23      0.05        (1.45)       (1.40)     (0.06)       --     (0.06)
Capital Manager Growth Fund
 Year Ended September 30, 2002...............  $ 8.41     (0.02)       (1.19)       (1.21)        --     (0.40)    (0.40)
 February 1, 2001 to September 30, 2001 (a)..  $10.41     (0.01)       (1.98)       (1.99)     (0.01)       --     (0.01)
Capital Manager Aggressive Growth Fund
 Year Ended September 30, 2002...............  $ 8.92     (0.12)       (1.54)       (1.66)        --        --        --
 March 19, 2001 to September 30, 2001 (a)....  $10.00     (0.06)       (1.02)       (1.08)        --        --        --

--------
* During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated.
** Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)Period from commencement of operations.
(b)Amount is less than $0.005.
(c)Not Annualized.
(d)Annualized.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




                                          Ratios/Supplementary Data
                         -----------------------------------------------------------
                                                 Ratio of net
                                                  investment
Net Asset Total Returns  Net Assets,  Ratio of      income      Ratio of
 Value,     (excludes      End of    expenses to  (loss) to    expenses to
 End of       sales        Period      average   average net     average   Portfolio
 Period      charge)        (000)    net assets     assets     net assets* turnover**
--------- -------------  ----------- ----------- ------------  ----------- ----------
  $1.00        0.28%(c)     $314        1.60%(d)     0.40%(d)     1.65%(d)      --
  $1.00        0.18%(c)     $ 10        1.60%(d)     0.27%(d)     1.64%(d)      --
  $8.26       (5.98)%       $ 62        1.52%        1.45%        1.72%       6.29%
  $9.10       (8.30)%(c)    $  2        1.71%(d)     1.58%(d)     1.73%(d)   35.75%
  $7.42      (11.40)%       $307        1.58%        0.53%        1.78%      14.56%
  $8.77       13.75%(c)     $178        1.55%(d)     0.74%(d)     1.75%(d)   24.24%
  $6.80      (15.43)%       $ 12        1.61%       (0.34)%       1.81%       8.38%
  $8.41      (19.16)%(c)    $  8        1.68%(d)    (0.30)%(d)    1.86%(d)   27.33%
  $7.26      (18.61)%       $  1        1.94%       (1.31)%       1.94%       5.75%
  $8.92      (10.80)%(c)    $  1        1.87%(d)    (1.12)%(d)    1.87%(d)   10.10%

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Financial Highlights, Trust Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                               Investment Activities                     Dividends
                                                        -----------------------------------  --------------------------------
                                                                   Net realized/
                                                                     unrealized                         Net realized
                                              Net Asset    Net     gains (losses)                         gains on
                                               Value,   investment on investments Total from    Net     investments
                                              Beginning   income    and foreign   Investment investment and foreign    Total
                                              of Period   (loss)     currencies   Activities   income    currencies  Dividends
                                              --------- ---------- -------------- ---------- ---------- ------------ ---------
Balanced Fund
  Year Ended September 30, 2002..............  $11.24      0.20(c)      (1.46)(c)    (1.26)    (0.21)         --       (0.21)
  Year Ended September 30, 2001..............  $13.11      0.27         (1.32)       (1.05)    (0.28)      (0.54)      (0.82)
  Year Ended September 30, 2000..............  $13.80      0.37         (0.11)        0.26     (0.37)      (0.58)      (0.95)
  Year Ended September 30, 1999..............  $13.79      0.39          0.74         1.13     (0.39)      (0.73)      (1.12)
  Year Ended September 30, 1998..............  $13.60      0.42          0.54         0.96     (0.42)      (0.35)      (0.77)
Large Company Value Fund
  Year Ended September 30, 2002..............  $16.82      0.22         (3.47)       (3.25)    (0.22)      (0.48)      (0.70)
  Year Ended September 30, 2001..............  $18.60      0.26         (0.89)       (0.63)    (0.26)      (0.89)      (1.15)
  Year Ended September 30, 2000..............  $19.64      0.54          0.55         1.09     (0.54)      (1.59)      (2.13)
  Year Ended September 30, 1999..............  $18.52      0.30          1.93         2.23     (0.30)      (0.81)      (1.11)
  Year Ended September 30, 1998..............  $20.02      0.28         (0.17)        0.11     (0.28)      (1.33)      (1.61)
Large Company Growth Fund
  Year Ended September 30, 2002..............  $ 8.23     (0.03)        (1.53)       (1.56)       --          --          --
  Year Ended September 30, 2001..............  $14.84     (0.03)        (5.60)       (5.63)       --       (0.98)      (0.98)
  Year Ended September 30, 2000..............  $11.99     (0.03)         3.62         3.59        --       (0.74)      (0.74)
  Year Ended September 30, 1999..............  $ 9.63     (0.01)         2.93         2.92        --       (0.56)      (0.56)
  October 3, 1997 to September 30, 1998 (a)..  $10.00      0.04         (0.27)       (0.23)    (0.04)      (0.10)      (0.14)
Mid Cap Value Fund
  Year Ended September 30, 2002..............  $13.12      0.20         (1.04)       (0.84)    (0.20)      (1.15)      (1.35)
  February 1, 2001 to September 30, 2001 (b).  $14.26      0.15         (1.13)       (0.98)    (0.16)         --       (0.16)
  Year Ended January 31, 2001................  $14.10      0.25          0.95         1.20     (0.25)      (0.79)      (1.04)
  Year Ended January 31, 2000................  $13.44      0.23          0.93         1.16     (0.22)      (0.28)      (0.50)
  Year Ended January 31, 1999................  $12.62      0.27          1.52         1.79     (0.27)      (0.70)      (0.97)
  Year Ended January 31, 1998................  $11.23      0.27          1.78         2.05     (0.27)      (0.39)      (0.66)
Mid Cap Growth Fund
  Year Ended September 30, 2002..............  $10.10     (0.06)        (1.05)       (1.11)       --       (0.63)      (0.63)
  February 1, 2001 to September 30, 2001 (b).  $14.84     (0.02)        (4.72)       (4.74)       --          --          --
  Year Ended January 31, 2001................  $20.78     (0.04)        (2.08)       (2.12)       --       (3.82)      (3.82)
  Year Ended January 31, 2000................  $17.89     (0.06)         5.04         4.98        --       (2.09)      (2.09)
  Year Ended January 31, 1999................  $14.05     (0.02)         5.52         5.50        --       (1.66)      (1.66)
  Year Ended January 31, 1998................  $15.38      0.03          2.52         2.55     (0.01)      (3.87)      (3.88)
Small Company Growth Fund
  Year Ended September 30, 2002..............  $12.44     (0.14)        (2.65)       (2.79)       --          --          --
  Year Ended September 30, 2001..............  $35.49     (0.15)       (16.56)      (16.71)       --       (6.34)      (6.34)
  Year Ended September 30, 2000..............  $25.25     (0.17)        13.41        13.24        --       (3.00)      (3.00)
  Year Ended September 30, 1999..............  $17.69     (0.22)         7.78         7.56        --          --          --
  Year Ended September 30, 1998..............  $23.52     (0.20)        (5.32)       (5.52)       --       (0.31)      (0.31)
International Equity Fund
  Year Ended September 30, 2002..............  $ 7.53        --         (1.12)       (1.12)       --(g)       --          --
  Year Ended September 30, 2001..............  $12.60     (0.05)        (3.00)       (3.05)       --       (2.02)      (2.02)
  Year Ended September 30, 2000..............  $12.56     (0.01)         0.68         0.67        --       (0.63)      (0.63)
  Year Ended September 30, 1999..............  $ 9.95      0.02          2.80         2.82     (0.04)      (0.17)      (0.21)
  Year Ended September 30, 1998..............  $11.28      0.06         (1.10)       (1.04)    (0.06)      (0.23)      (0.29)
Short U.S. Government Bond Fund
  Year Ended September 30, 2002..............  $10.05      0.45(d)       0.06(d)      0.51     (0.47)         --       (0.47)
  Year Ended September 30, 2001..............  $ 9.64      0.53          0.41         0.94     (0.53)         --       (0.53)
  Year Ended September 30, 2000..............  $ 9.65      0.52            --         0.52     (0.53)         --       (0.53)
  Year Ended September 30, 1999..............  $10.07      0.53         (0.42)        0.11     (0.53)         --       (0.53)
  Year Ended September 30, 1998..............  $ 9.77      0.53          0.30         0.83     (0.53)         --       (0.53)
Intermediate U.S. Government Bond Fund
  Year Ended September 30, 2002..............  $10.39      0.49(e)       0.42(e)      0.91     (0.52)         --       (0.52)
  Year Ended September 30, 2001..............  $ 9.73      0.54          0.66         1.20     (0.54)         --       (0.54)
  Year Ended September 30, 2000..............  $ 9.72      0.55          0.04         0.59     (0.55)      (0.03)      (0.58)
  Year Ended September 30, 1999..............  $10.59      0.53         (0.76)       (0.23)    (0.53)      (0.11)      (0.64)
  Year Ended September 30, 1998..............  $ 9.85      0.54          0.75         1.29     (0.55)         --       (0.55)
Intermediate Corporate Bond Fund
  Year Ended September 30, 2002..............  $10.56      0.55(f)      (0.04)(f)     0.51     (0.57)      (0.17)      (0.74)
  Year Ended September 30, 2001..............  $ 9.98      0.62          0.58         1.20     (0.62)         --       (0.62)
  December 2, 1999 to September 30, 2000 (a).  $10.00      0.51         (0.02)        0.49     (0.51)         --       (0.51)

--------
* During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated.
** Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)Period from commencement of operations.
(b)For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as Funds of the BB&T Funds, the Mid Cap Value Fund and Mid Cap Growth Fund changed their fiscal year end from January 31 to September 30. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB Equity Income Portfolio and OVB Capital Appreciation Portfolio, respectively.
(c)Without the adoption of the change in amortization method as discussed in the Change in Accounting Principle Note located in the Notes to the Financial Statements, the amounts for Net investment income, Net realized/unrealized gains (losses), and the Net investment income ratio would have been: $0.21, $(1.47), and 1.99%, respectively.
(d)Without the adoption of the change in amortization method as discussed in the Change in Accounting Principle Note located in the Notes to the Financial Statements, the amounts for Net investment income, Net realized/unrealized gains (losses), and the Net investment income ratio would have been: $0.49, $0.02, and 4.65%, respectively.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




                                       Ratios/Supplementary Data
                      -----------------------------------------------------------
                                              Ratio of net
                                               investment
Net Asset             Net Assets,  Ratio of      income      Ratio of
 Value,                 End of    expenses to  (loss) to    expenses to
 End of     Total       Period      average   average net     average   Portfolio
 Period     Return       (000)    net assets     assets     net assets* turnover**
--------- ------      ----------- ----------- ------------  ----------- ----------
 $ 9.77   (11.42)%     $ 92,245      1.03%        1.92%(c)     1.17%       64.29%
 $11.24    (8.52)%     $ 84,933      1.05%        2.28%        1.19%      116.03%
 $13.11     1.92%      $ 99,403      0.97%        2.79%        1.15%       57.95%
 $13.80     8.01%      $ 12,278      0.90%        2.69%        1.14%       35.98%
 $13.79     7.18%      $108,943      0.92%        3.00%        1.16%       31.85%
 $12.87   (20.33)%     $319,971      0.98%        1.37%        1.12%       23.02%
 $16.82    (3.53)%     $360,847      0.99%        1.48%        1.13%       24.20%
 $18.60     5.89%      $333,567      0.92%        2.90%        1.10%       23.85%
 $19.64    11.89%      $379,321      0.84%        1.47%        1.09%       13.52%
 $18.52     0.35%      $348,613      0.85%        1.43%        1.09%       13.17%
 $ 6.67   (18.96)%     $160,933      1.02%       (0.30)%       1.16%      100.46%
 $ 8.23   (40.24)%     $151,601      1.05%       (0.25)%       1.19%       96.41%
 $14.84    30.52%      $145,538      0.99%       (0.18)%       1.16%       76.76%
 $11.99    31.15%      $ 90,635      0.98%       (0.08)%       1.22%       67.59%
 $ 9.63    (2.33)%(h)  $ 50,975      1.06%(i)     0.41%(i)     1.30%(i)   108.36%
 $10.93    (8.01)%     $ 85,013      0.90%        1.54%        1.13%       18.20%
 $13.12    (6.93)%(h)  $ 74,070      0.94%(i)     1.75%(i)     1.12%(i)    27.04%
 $14.26     9.03%      $ 64,423      0.96%        1.79%        1.11%       59.00%
 $14.10     8.49%      $ 62,863      0.96%        1.63%        1.07%       15.00%
 $13.44    14.69%      $ 52,095      0.96%        1.97%        1.09%       47.00%
 $12.62    18.44%      $ 48,076      1.11%        2.26%        1.15%       68.00%
 $ 8.36   (12.26)%     $ 69,975      0.89%       (0.62)%       1.17%      117.06%
 $10.10   (31.94)%(h)  $ 90,424      1.02%(i)    (0.32)%(i)    1.25%(i)    90.11%
 $14.84   (10.61)%     $129,433      1.02%       (0.16)%       1.23%       63.00%
 $20.78    28.81%      $154,385      1.02%       (0.34)%       1.30%       54.00%
 $17.89    42.72%      $138,624      1.02%       (0.05)%       1.28%       74.00%
 $14.05    17.12%      $113,048      1.02%        0.09%        1.28%      118.00%
 $ 9.65   (22.43)%     $ 93,918      1.48%       (1.17)%       1.48%      292.94%
 $12.44   (54.85)%     $102,260      1.47%       (0.64)%       1.41%      286.49%
 $35.49    54.82%      $197,795      1.41%       (0.49)%       1.41%      206.16%
 $25.25    42.66%      $105,725      1.54%       (0.98)%       1.55%      184.39%
 $17.69   (23.62)%     $ 65,180      1.61%       (1.11)%       1.61%      157.44%
 $ 6.41   (14.85)%     $123,330      1.43%        0.03%        1.43%       95.86%
 $ 7.53   (28.33)%     $115,405      1.48%       (0.14)%       1.48%      144.35%
 $12.60     4.96%      $119,326      1.51%       (0.04)%       1.51%      179.44%
 $12.56    28.70%      $ 97,447      1.56%        0.18%        1.56%       82.00%
 $ 9.95    (9.45)%     $ 70,356      1.50%        0.50%        1.51%       53.27%
 $10.09     5.27%      $181,797      0.78%        4.30%(d)     0.93%       73.93%
 $10.05     9.99%      $169,839      0.78%        5.38%        0.93%      101.28%
 $ 9.64     5.62%      $170,362      0.76%        5.52%        0.91%      101.07%
 $ 9.65     1.10%      $167,285      0.77%        5.29%        0.92%       99.99%
 $10.07     8.77%      $157,329      0.81%        5.40%        0.94%       53.74%
 $10.78     9.11%      $340,231      0.85%        4.81%(e)     0.95%       79.36%
 $10.39    12.68%      $279,046      0.85%        5.38%        0.95%       84.76%
 $ 9.73     6.36%      $182,899      0.83%        5.71%        0.93%      103.41%
 $ 9.72    (2.23)%     $213,417      0.83%        5.26%        0.93%       73.46%
 $10.59    13.46%      $186,256      0.84%        5.35%        0.94%       60.98%
 $10.33     5.19%      $142,509      0.83%        5.42%(f)     0.98%       69.15%
 $10.56    12.34%      $120,361      0.81%        6.03%        0.96%      142.35%
 $ 9.98     5.13%(h)   $ 89,101      0.75%(i)     6.30%(i)     1.09%(i)   186.79%

--------
(e)Without the adoption of the change in amortization method as discussed in the Change in Accounting Principle Note located in the Notes to the Financial Statements, the amounts for Net investment income, Net realized/unrealized gains (losses), and the Net investment income ratio would have been: $0.51, $0.40, and 4.99%, respectively.
(f)Without the adoption of the change in amortization method as discussed in the Change in Accounting Principle Note located in the Notes to the Financial Statements, the amounts for Net investment income, Net realized/unrealized gains (losses), and the Net investment income ratio would have been: $0.56, $(0.05), and 5.54%, respectively.
(g)Amount is less then $0.005.
(h)Not Annualized.
(i)Annualized.

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Financial Highlights, Trust Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                Investment Activites                   Dividends
                                                        -----------------------------------  -----------------------------
                                              Net Asset    Net     Net realized/
                                               Value,   investment   unrealized   Total from    Net       Net
                                              Beginning   income   gain (losses)  Investment investment realized    Total
                                              of Period   (loss)   on investments Activities   income    gains    Dividends
                                              --------- ---------- -------------- ---------- ---------- --------  ---------
North Carolina Intermediate Tax-Free Fund
  Year Ended September 30, 2002..............  $10.54      0.38         0.39         0.77      (0.37)    (0.08)     (0.45)
  Year Ended September 30, 2001..............  $ 9.98      0.40         0.56         0.96      (0.40)       --      (0.40)
  Year Ended September 30, 2000..............  $ 9.89      0.42         0.09         0.51      (0.42)       --      (0.42)
  Year Ended September 30, 1999..............  $10.53      0.42        (0.57)       (0.15)     (0.42)    (0.07)     (0.49)
  Year Ended September 30, 1998..............  $10.27      0.43         0.26         0.69      (0.43)       --      (0.43)
South Carolina Intermediate Tax-Free Fund
  Year Ended September 30, 2002..............  $10.39      0.39         0.41         0.80      (0.38)       --      (0.38)
  Year Ended September 30, 2001..............  $ 9.84      0.40         0.55         0.95      (0.40)       --      (0.40)
  Year Ended September 30, 2000..............  $ 9.74      0.40         0.10         0.50      (0.40)       --      (0.40)
  Year Ended September 30, 1999..............  $10.41      0.39        (0.59)       (0.20)     (0.39)    (0.08)     (0.47)
  October 20, 1997 to September 30, 1998 (a).  $10.00      0.38         0.41         0.79      (0.38)       --      (0.38)
Virginia Intermediate Tax-Free Fund
  Year Ended September 30, 2002..............  $11.57      0.43         0.41         0.84      (0.42)       --      (0.42)
  Year Ended September 30, 2001..............  $10.96      0.44         0.61         1.05      (0.44)       --      (0.44)
  Year Ended September 30, 2000..............  $10.86      0.46         0.10         0.56      (0.46)       --      (0.46)
  May 17, 1999 to September 30, 1999 (a).....  $11.24      0.17        (0.38)       (0.21)     (0.17)       --      (0.17)
West Virginia Intermediate Tax-Free Fund
  Year Ended September 30, 2002..............  $10.02      0.41         0.34         0.75      (0.40)    (0.02)     (0.42)
  February 1, 2001 to September 30, 2001 (b).  $ 9.93      0.30         0.09         0.39      (0.30)       --      (0.30)
  Year Ended January 31, 2001................  $ 9.20      0.49         0.73         1.22      (0.49)       --      (0.49)
  Year Ended January 31, 2000................  $10.27      0.48        (0.98)       (0.50)     (0.52)    (0.05)     (0.57)
  Year Ended January 31, 1999................  $10.32      0.49         0.06         0.55      (0.49)    (0.11)     (0.60)
  Year Ended January 31, 1998................  $ 9.95      0.50         0.42         0.92      (0.50)    (0.05)     (0.55)
Prime Money Market Fund
  Year Ended September 30, 2002..............  $ 1.00      0.02           --(c)      0.02      (0.02)       --      (0.02)
  Year Ended September 30, 2001..............  $ 1.00      0.05           --         0.05      (0.05)       --      (0.05)
  Year Ended September 30, 2000..............  $ 1.00      0.06           --         0.06      (0.06)       --      (0.06)
  Year Ended September 30, 1999..............  $ 1.00      0.05           --         0.05      (0.05)       --      (0.05)
  October 1, 1997 to September 30, 1998 (a)..  $ 1.00      0.05           --         0.05      (0.05)       --      (0.05)
U.S. Treasury Money Market Fund
  Year Ended September 30, 2002..............  $ 1.00      0.02           --         0.02      (0.02)       --      (0.02)
  Year Ended September 30, 2001..............  $ 1.00      0.05           --         0.05      (0.05)       --      (0.05)
  Year Ended September 30, 2000..............  $ 1.00      0.05           --         0.05      (0.05)       --      (0.05)
  Year Ended September 30, 1999..............  $ 1.00      0.04           --         0.04      (0.04)       --      (0.04)
  Year Ended September 30, 1998..............  $ 1.00      0.05           --         0.05      (0.05)       --      (0.05)
Capital Manager Conservative Growth Fund
  Year Ended September 30, 2002..............  $ 9.17      0.22        (0.66)       (0.44)     (0.22)    (0.18)     (0.40)
  Year Ended September 30, 2001..............  $10.75      0.32        (1.00)       (0.68)     (0.32)    (0.58)     (0.90)
  Year Ended September 30, 2000..............  $10.43      0.40         0.55         0.95      (0.41)    (0.22)     (0.63)
  Year Ended September 30, 1999..............  $10.08      0.32         0.53         0.85      (0.33)    (0.17)     (0.50)
  October 2, 1997 to September 30, 1998 (a)..  $10.00      0.32         0.08         0.40      (0.32)       --      (0.32)
Capital Manager Moderate Growth Fund
  Year Ended September 30, 2002..............  $ 8.82      0.14        (0.99)       (0.85)     (0.13)    (0.37)     (0.50)
  Year Ended September 30, 2001..............  $11.25      0.26        (1.71)       (1.45)     (0.26)    (0.72)     (0.98)
  Year Ended September 30, 2000..............  $10.65      0.34         0.89         1.23      (0.34)    (0.29)     (0.63)
  Year Ended September 30, 1999..............  $ 9.85      0.25         1.05         1.30      (0.25)    (0.25)     (0.50)
  October 2, 1997 to September 30, 1998 (a)..  $10.00      0.23        (0.16)        0.07      (0.22)       --      (0.22)
Capital Manager Growth Fund
  Year Ended September 30, 2002..............  $ 8.46      0.05        (1.20)       (1.15)     (0.04)    (0.40)     (0.44)
  Year Ended September 30, 2001..............  $11.66      0.18        (2.43)       (2.25)     (0.18)    (0.77)     (0.95)
  Year Ended September 30, 2000..............  $10.79      0.29         1.23         1.52      (0.29)    (0.36)     (0.65)
  Year Ended September 30, 1999..............  $ 9.68      0.17         1.45         1.62      (0.19)    (0.32)     (0.51)
  October 2, 1997 to September 30, 1998 (a)..  $10.00      0.16        (0.32)       (0.16)     (0.16)       --      (0.16)
Capital Manager Aggressive Growth Fund
  Year Ended September 30, 2002..............  $ 8.97     (0.01)       (1.57)       (1.58)        --        --         --
  March 19, 2001 to September 30, 2001 (a)...  $10.00      0.01        (1.03)       (1.02)     (0.01)       --(c)   (0.01)

--------
* During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated.
**Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)Period from commencement of operations.
(b)For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the West Virginia Intermediate Tax-Free Fund changed its fiscal year end from January 31 to September 30. The Financial Highlights for the periods prior to February 1, 2001 represent the West Virginia -Tax Exempt Income Portfolio.

              See accompanying notes to the financial statements.

--------------------------------------------------------------------------------




                                       Ratios/Supplementary Data
                      -----------------------------------------------------------
                                              Ratio of net
Net Asset             Net Assets,  Ratio of    investment    Ratio of
 Value,                 End of    expenses to income (loss) expenses to
 End of     Total       Period      average    to average     average   Portfolio
 Period     Return       (000)    net assets   net assets   net assets* turnover**
--------- ------      ----------- ----------- ------------- ----------- ----------
 $10.86     7.62%      $ 93,856      0.78%         3.57%       0.93%      20.39%
 $10.54     9.73%      $ 90,679      0.79%         3.84%       0.93%      47.35%
 $ 9.98     5.31%      $ 81,510      0.80%         4.27%       0.96%      80.33%
 $ 9.89    (1.47)%     $ 70,430      0.80%         4.09%       0.98%      39.70%
 $10.53     6.90%      $ 73,454      0.81%         4.18%       0.98%      32.63%
 $10.81     7.94%      $ 17,960      0.67%         3.70%       0.97%      21.81%
 $10.39     9.76%      $ 15,411      0.73%         3.89%       1.03%      36.67%
 $ 9.84     5.27%      $ 14,386      0.75%         4.11%       1.22%      84.20%
 $ 9.74    (1.98)%     $ 16,295      0.82%         3.86%       1.41%      71.96%
 $10.41     8.02%(d)   $ 18,242      0.88%(e)      3.88%(e)    1.39%(e)   58.80%
 $11.99     7.48%      $ 81,683      0.78%         3.66%       0.93%      13.12%
 $11.57     9.72%      $ 76,284      0.78%         3.87%       0.93%      31.28%
 $10.96     5.35%      $ 77,727      0.78%         4.30%       0.90%      64.45%
 $10.86    (1.77)%(d)  $ 79,353      0.88%(e)      4.18%(e)    0.99%(e)   27.05%
 $10.35     7.78%      $ 78,170      0.72%         4.04%       0.82%      61.44%
 $10.02     4.03%(d)   $ 75,332      0.62%(e)      4.60%(e)    0.79%(e)   15.75%
 $ 9.93    13.57%      $ 72,553      0.72%         5.11%       0.83%       7.00%
 $ 9.20    (5.04)%     $ 74,709      0.72%         4.90%       0.77%      10.00%
 $10.27     5.47%      $ 90,228      0.72%         4.77%       0.79%      14.00%
 $10.32     9.55%      $ 85,043      0.75%         5.00%       0.80%      17.00%
 $ 1.00     1.61%      $532,465      0.64%         1.54%       0.71%         --
 $ 1.00     4.84%      $265,472      0.61%         4.34%       0.75%         --
 $ 1.00     5.70%      $ 78,331      0.63%         5.62%       0.80%         --
 $ 1.00     4.69%      $ 56,492      0.54%         4.57%       0.88%         --
 $ 1.00     5.23%(d)   $ 37,769      0.55%(e)      5.11%(e)    0.91%(e)      --
 $ 1.00     1.40%      $915,013      0.65%         1.35%       0.72%         --
 $ 1.00     4.59%      $494,773      0.63%         4.46%       0.73%         --
 $ 1.00     5.33%      $395,617      0.63%         5.24%       0.73%         --
 $ 1.00     4.34%      $282,585      0.59%         4.26%       0.73%         --
 $ 1.00     5.01%      $235,796      0.61%         4.90%       0.76%         --
 $ 8.33    (5.05)%     $ 26,347      0.54%         2.47%       0.74%       6.29%
 $ 9.17    (6.77)%     $ 27,691      0.51%         3.26%       0.71%      35.75%
 $10.75     9.31%      $ 31,808      0.41%         3.75%       0.60%      38.27%
 $10.43     8.47%      $ 32,590      0.38%         3.15%       0.58%      16.45%
 $10.08     3.95%(d)   $ 23,773      0.47%(e)      3.12%(e)    0.67%(e)    4.28%
 $ 7.47   (10.55)%     $ 20,977      0.58%         1.48%       0.78%      14.56%
 $ 8.82   (13.81)%     $ 25,040      0.51%         2.67%       0.71%      24.24%
 $11.25    11.63%      $ 26,616      0.49%         2.98%       0.69%      46.69%
 $10.65    13.34%      $ 26,800      0.43%         2.17%       0.63%      17.33%
 $ 9.85     0.68%(d)   $ 21,682      0.46%(e)      2.21%(e)    0.66%(e)    4.85%
 $ 6.87   (14.61)%     $ 17,981      0.62%         0.63%       0.82%       8.38%
 $ 8.46   (20.68)%     $ 20,855      0.57%         1.93%       0.77%      27.33%
 $11.66    14.28%      $ 26,538      0.45%         2.49%       0.64%      43.28%
 $10.79    16.96%      $ 24,063      0.46%         1.43%       0.66%      17.93%
 $ 9.68    (1.72)%(d)  $ 21,370      0.47%(e)      1.53%(e)    0.67%(e)    7.69%
 $ 7.39   (17.61)%     $ 11,352      0.83%        (0.15)%      1.03%       5.75%
 $ 8.97   (10.22)%(d)  $ 13,464      0.72%(e)      0.08%(e)    0.92%(e)   10.10%

--------
(c)Amount is less than $0.005.
(d)Not Annualized.
(e)Annualized.

              See accompanying notes to the financial statements.

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements                                September 30, 2002

1. Organization:

   The BB&T Funds commenced operations on October 5, 1992 and are registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust.

   The BB&T Funds offer shares of the Balanced Fund, the Large Company Value Fund, the Large Company Growth Fund, the Mid Cap Value Fund, the Mid Cap Growth Fund, the Small Company Growth Fund, the International Equity Fund, the Short U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund, the West Virginia Intermediate Tax-Free Fund, the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund and the Capital Manager Aggressive Growth Fund (referred to individually as a "Fund" and collectively as the "Funds"). The North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund and the West Virginia Intermediate Tax-Free Fund are referred to as the "Tax-Free Funds". The Prime Money Market Fund and the U.S. Treasury Money Market Fund are referred to as the "Money Market Funds". The Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund, and the Capital Manager Aggressive Growth Fund are referred to as the "Funds of Funds". The Funds, excluding the Money Market Funds and the Funds of Funds, are referred to as the "Variable Net Asset Value Funds".

   The BB&T Funds are authorized to issue an unlimited amount of shares without par value. The Funds offer up to four classes of shares: Class A Shares, Class B Shares, Class C Shares and Trust Shares. As of the September 30, 2002, Class B Shares and Class C Shares of the Short U.S. Government Income Fund and the Tax-Free Funds were not yet being offered.

   Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

2. Reorganization:

   The Funds entered into an Agreement and Plan of Reorganization with the The Arbor Fund (individually, "OVB Fund", collectively the "OVB Funds") pursuant to which all of the assets and liabilities of each OVB Fund transferred to a corresponding BB&T Fund in exchange for shares of the Funds. Each OVB Fund listed below transferred all of its assets and liabilities to the corresponding Fund identified opposite its name in exchange for shares of such Fund and subsequently changed its fiscal year to September 30:

               The Arbor Fund                                  BB&T Funds
               --------------                                  ----------
OVB Equity Income Fund                        BB&T Mid Cap Value Fund
OVB Capital Appreciation Portfolio            BB&T Mid Cap Growth Fund
OVB Government Securities Portfolio           BB&T Intermediate U.S. Government Bond Fund
OVB West Virginia Tax-Exempt Income Portfolio BB&T West Virginia Intermediate Tax-Free Fund
OVB Prime Obligations Portfolio               BB&T Prime Money Market Fund

                                   Continued

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements, continued                     September 30, 2002


   The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on July 23, 2001 and was approved by shareholders of the OVB Funds at a Special Meeting of Shareholders held on July 16, 2001. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganization:

                                     Before Organization           After Reorganization
                            -------------------------------------- --------------------
                                    OVB                BB&T                BB&T
                               Equity Income       Mid Cap Value      Mid Cap Value
                                 Portfolio             Fund                Fund
                            -------------------- ----------------- --------------------
Class A Shares (a)
 Shares....................         348,981                  --             348,981
 Net Assets................     $ 5,032,970        $         --        $  5,032,970
 Net Asset Value...........     $     14.42        $         --        $      14.42
Trust Shares (b)
 Shares....................       4,218,151                  --           4,218,151
 Net Assets................     $60,860,531        $         --        $ 60,860,531
 Net Asset Value...........     $     14.43        $         --        $      14.43
Net unrealized appreciation     $ 9,044,693        $         --        $  9,044,693

                                     Before Organization           After Reorganization
                            -------------------------------------- --------------------
                                    OVB                BB&T                BB&T
                            Capital Appreciation  Mid Cap Growth      Mid Cap Growth
                                 Portfolio             Fund                Fund
                            -------------------- ----------------- --------------------
Class A Shares (a)
 Shares....................         777,539                  --             777,539
 Net Assets................     $ 9,037,571        $         --        $  9,037,571
 Net Asset Value...........     $     11.62        $         --        $      11.62
Trust Shares (b)
 Shares....................       8,059,719                  --           8,059,719
 Net Assets................     $96,479,984        $         --        $ 96,479,984
 Net Asset Value...........     $     11.97        $         --        $      11.97
Net unrealized appreciation     $11,398,265        $         --        $ 11,398,265

                                     Before Organization           After Reorganization
                            -------------------------------------- --------------------
                                                 BB&T Intermediate  BB&T Intermediate
                               OVB Government     U.S. Government    U.S. Government
                            Securities Portfolio     Bond Fund          Bond Fund
                            -------------------- ----------------- --------------------
Class A Shares (a)
 Shares....................         142,988             302,239             440,668
 Net Assets................     $ 1,404,254        $  3,065,988        $  4,470,242
 Net Asset Value...........     $      9.82        $      10.14        $      10.14
Trust Shares (b)
 Shares....................       3,725,366          22,077,694          25,677,196
 Net Assets................     $36,559,299        $224,237,965        $260,797,264
 Net Asset Value...........     $      9.81        $      10.16        $      10.16
Net unrealized appreciation     $   776,350        $  5,931,402        $  6,707,752

                                   Continued

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements, continued                     September 30, 2002


                                    Before Organization          After Reorganization
                            ------------------------------------ --------------------
                            OVB West Virginia BB&T West Virginia  BB&T West Virginia
                               Tax-Exempt        Intermediate        Intermediate
                            Income Portfolio    Tax-Free Fund       Tax-Free Fund
                            ----------------- ------------------ --------------------
Class A Shares (a)
 Shares....................        788,037                 --             788,037
 Net Assets................    $ 7,821,906       $         --        $  7,821,906
 Net Asset Value...........    $      9.93       $         --        $       9.93
Trust Shares (b)
 Shares....................      7,588,842                 --           7,588,842
 Net Assets................    $75,369,486       $         --        $ 75,369,486
 Net Asset Value...........    $      9.93       $         --        $       9.93
Net unrealized appreciation    $ 2,676,587       $         --        $  2,676,587

                                    Before Organization          After Reorganization
                            ------------------------------------ --------------------
                                OVB Prime
                               Obligations     BB&T Prime Money    BB&T Prime Money
                                Portfolio        Market Fund         Market Fund
                            ----------------- ------------------ --------------------
Class A Shares (a)
 Shares....................      7,479,582        399,924,609         407,405,187
 Net Assets................    $ 7,480,591       $399,925,282        $407,405,873
 Net Asset Value...........    $      1.00       $       1.00        $       1.00
Trust Shares (b)
 Shares....................     80,096,970        160,263,489         240,349,317
 Net Assets................    $80,085,365       $160,262,562        $240,347,927
 Net Asset Value...........    $      1.00       $       1.00        $       1.00

(a)Effective July 23, 2001 the OVB Funds Class B Shares merged into the BB&T Class A Shares.
(b)Effective July 23, 2001 the OVB Funds Class A Shares merged into the BB&T Trust Shares.

3. Conversion of Common Trust Funds

   On May 12, 2002, the net assets of certain common trust funds managed by BB&T were exchanged in a tax-free conversion for trust shares of the corresponding BB&T Funds. The following is a summary of shares issued, net assets converted, net asset value per share issued and unrealized appreciation/depreciation of assets acquired as of the conversion date:

                                                              Net Asset     Unrealized
                                        Shares   Net Assets   Value Per    Appreciation
                                        Issued   Converted   Share Issued (Depreciation)
                                       --------- ----------- ------------ --------------
Balanced Fund......................... 1,677,228 $19,137,171    $11.41      $2,489,703
Short U.S. Government Income Fund.....   375,738   3,731,074      9.93          39,377
Intermediate U.S. Government Bond Fund   700,437   7,165,474     10.23         (12,489)
Intermediate Corporate Bond Fund......   394,205   3,938,109      9.99          10,877

                                   Continued

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements, continued                     September 30, 2002


4. Significant Accounting Policies:

   The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

   Investments of the Money Market Funds are valued in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

   Investments in common stocks, commercial paper, corporate bonds, municipal securities, U.S. Government securities, and U.S. Government agency securities of the Variable Net Asset Value Funds are valued at their fair values determined on the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. The Variable Net Asset Value Funds may also use an independent pricing service approved by the Board of Trustees to value certain securities. Such prices reflect fair values which may be established through the use of electronic and matrix techniques. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between cost and fair values of investments are reflected as either unrealized appreciation or depreciation.

Foreign Currency Translation:

   The accounting records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies:

   Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Forward Foreign Currency Exchange Contracts:

   The International Equity Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of Fund securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts:

   Each Fund, with the exception of the Money Market Funds, may invest in financial futures contracts for the purpose of hedging their existing Fund securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an

                                   Continued

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements, continued                     September 30, 2002

amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Funds held no financial futures contracts as of September 30, 2002.

Securities Transactions and Related Income:

   Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

When-Issued and Forward Commitments:

   The Funds, with the exception of the U.S. Treasury Money Market Fund, may purchase securities on a "when-issued" basis. The Prime Money Market Fund, the Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, the Mid Cap Growth Fund, and the Mid Cap Value Fund may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and pledge assets with a value equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on "when-issued" securities until the underlying securities are received. The Funds held no when-issued securities as of September 30, 2002.

Repurchase Agreements:

   Each Fund may enter into repurchase agreements with member banks of the Federal Deposit Insurance Corporation and with registered broker/dealers that BB&T Asset Management, Inc. ("BB&T") deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Fund securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian, another qualified custodian, or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Loans:

   Each Fund, except the Prime Money Market Fund and the Tax-Free Funds, may lend up to 33 1/3% of its total assets pursuant to agreements. A Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities which BB&T and/or a Fund's respective Sub-Advisor has determined are creditworthy under guidelines established by the BB&T Funds' Board of Trustees. The Funds receive compensation in the form of fees, or it retains a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral, which consists of cash, securities issued or guaranteed by the U.S. Government or its agencies at least equal, at all times, to the value of the securities loaned plus accrued interest. Gains or losses in the value of the securities loaned that may occur during the term of the loan will be for the account of the Funds.

   There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by BB&T to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of BB&T, the consideration which

                                   Continued

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements, continued                     September 30, 2002

can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. For the year ended September 30, 2002, the following Funds had average loans outstanding:

                                                       Average
                                                        Value
                                                       on Loan
                                                     ------------
              Balanced Fund......................... $  6,652,879
              Large Company Value Fund..............  110,661,859
              Large Company Growth Fund.............   50,874,257
              Mid Cap Value Fund....................    3,847,093
              Mid Cap Growth Fund...................    6,686,933
              Small Company Growth Fund.............    7,031,512
              Short U.S. Government Income Fund.....   18,488,350
              Intermediate U.S. Government Bond Fund   43,641,797
              Intermediate Corporate Bond Fund......    3,410,472
              U.S. Treasury Money Market Fund.......   94,078,993

   Each Fund received cash collateral for securities loaned. This cash was invested in commercial paper, variable rate notes, repurchase agreements and investment companies at September 30, 2002.

Expense Allocation:

   Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class.

Dividends to Shareholders:

   Dividends from net investment income are declared daily and paid monthly for the Short U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the Tax-Free Funds and the Money Market Funds. Dividends from net investment income are declared and paid monthly for the Balanced Fund, the Large Company Value Fund, and the Mid Cap Value Fund. Dividends from net investment income are declared and paid quarterly for the Large Company Growth Fund, the Mid Cap Growth Fund, the Small Company Growth Fund, the International Equity Fund, and the Funds of Funds. Distributable net realized gains, if any, are declared and distributed at least annually.

   The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Change in Accounting Principle:

   In November 2000, the American Institute of Certified Public Accountants ("AIPCA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities.

   As required, effective October 1, 2001, the Balanced Fund, the Short U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the North Carolina Intermediate Tax-Free Fund, the South

                                   Continued

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements, continued                     September 30, 2002

Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund and the West Virginia Intermediate Tax-Free Fund adopted the provisions of the Guide and began amortizing the discount and premium on all debt securities. Prior to October 1, 2001, the Balanced Fund, the Short U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund and the Intermediate Corporate Bond Fund did not amortize premiums or accrete discounts on fixed income securities. The North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund and the West Virginia Intermediate Tax-Free Fund did amortize premiums and accrete original issue discounts but not market discounts.

   The October 1, 2001, adjustment for the amortization and accretion on debt securities was made to increase (decrease) such amounts:

                                                                                                 Unrealized
                                                                                                Appreciation
                                                        Unrealized                             (Depreciation)
                                            Cost of    Appreciation    Interest  Net Realized        on
                                          securities* (Depreciation)*  Income**  Gain/(Loss)** Investments**
                                          ----------- --------------- ---------  ------------- --------------
Balanced Fund............................  $ (24,540)    $ 24,540     $ (81,711)   $ 20,615       $ 61,096
Short U.S. Government Income Fund........    (52,278)      52,278      (595,374)    134,166        461,208
Intermediate U.S. Government Bond Fund...   (129,142)     129,142      (524,234)    132,911        391,323
Intermediate Corporate Bond Fund.........     85,892      (85,892)     (153,104)    (80,352)       233,456
North Carolina Intermediate Tax-Free Fund     11,471      (11,471)       12,623      (6,681)        (5,942)
South Carolina Intermediate Tax-Free Fund      8,121       (8,121)        2,173      (9,921)         7,748
Virginia Intermediate Tax-Free Fund......      8,827       (8,827)        6,034          --         (6,034)
West Virginia Intermediate Tax-Free Fund.     41,001      (41,001)       11,339     (26,738)        15,399

* Cumulative effect of accounting change based on securities held as of September 30, 2001.
** Effect of accounting change for the year ended September 30, 2002.

   The effect of the current year changes are disclosed in the financial highlights except for the North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund, and the West Virginia Intermediate Tax-Free Fund. The effect of the accounting change to these four funds was immaterial to the per share income numbers and the net investment income ratios.

5. Purchases and Sales of Securities:

   Purchases and sales of securities (excluding short-term securities) for the year ended September 30, 2002 are as follows:

                                                 Purchases      Sales
                                                ------------ ------------
      Balanced Fund............................ $100,831,783 $ 77,578,058
      Large Company Value Fund.................  146,174,217   97,829,916
      Large Company Growth Fund................  238,998,761  186,106,340
      Mid Cap Value Fund.......................   43,889,585   17,331,565
      Mid Cap Growth Fund......................  100,630,674  111,370,165
      Small Company Growth Fund................  366,003,501  349,673,858
      International Equity Fund................  160,620,486  127,945,935
      Short U.S. Government Income Fund........  136,611,395  120,983,408
      Intermediate U.S. Government Income Fund.  270,380,453  234,839,495
      Intermediate Corporate Bond Fund.........  113,730,309   87,118,751
      North Carolina Intermediate Tax-Free Fund   22,865,467   21,054,189
      South Carolina Intermediate Tax-Free Fund    6,846,565    4,071,528
      Virginia Intermediate Tax-Free Fund......   14,231,730   10,099,613
      West Virginia Intermediate Tax-Free Fund.   50,458,417   51,556,839
      Capital Manager Conservative Growth Fund.    4,650,387    1,838,000
      Capital Manager Moderate Growth Fund.....    7,098,539    4,410,000
      Capital Manager Growth Fund..............    5,953,933    2,421,000
      Capital Manager Aggressive Growth Fund...    2,964,301      848,000

                                   Continued

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements, continued                     September 30, 2002


6. Related Party Transactions:

   Investment advisory services are provided to the Funds by BB&T. Under the terms of the Investment Advisory agreement, BB&T is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds.

   Pursuant to a Sub-Advisory agreement with BB&T, BlackRock International, Ltd. serves as the Sub-Advisor to the International Equity Fund. Under the agreement, BlackRock International, Ltd. manages the International Equity Fund subject to the general supervision of the Funds' Board of Trustees and BB&T. Pursuant to a Sub-Advisory agreement with BB&T, Federated Investment Management Company ("Federated") serves as the Sub-Advisor to the Prime Money Market Fund. Under the agreement, Federated manages the Prime Money Market Fund subject to the general supervision of the Funds' Board of Trustees and BB&T. For their services, Sub-Advisors are entitled to a fee, payable by BB&T.

   Information regarding these transactions is as follows for the year ended September 30, 2002:

                                                          Annual
                                                           Fee
                                                           Rate
                                                          ------
                Balanced Fund............................  0.74%
                Large Company Value Fund.................  0.74%
                Large Company Growth Fund................  0.74%
                Mid Cap Value Fund.......................  0.74%
                Mid Cap Growth Fund......................  0.74%
                Small Company Growth Fund................  1.00%
                International Equity Fund................  1.00%
                Short U.S. Government Income Fund........  0.60%
                Intermediate U.S. Government Bond Fund...  0.60%
                Intermediate Corporate Bond Fund.........  0.60%
                North Carolina Intermediate Tax-Free Fund  0.60%
                South Carolina Intermediate Tax-Free Fund  0.60%
                Virginia Intermediate Tax-Free Fund......  0.60%
                West Virginia Intermediate Tax-Free Fund.  0.45%
                Prime Money Market Fund..................  0.40%
                U.S. Treasury Money Market Fund..........  0.40%
                Capital Manager Conservative Growth Fund.  0.25%
                Capital Manager Moderate Growth Fund.....  0.25%
                Capital Manager Growth Fund..............  0.25%
                Capital Manager Aggressive Growth Fund...  0.25%

   BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc. BISYS, with whom certain trustees and officers of the Funds are affiliated, serves the Funds as administrator and distributor. Such officers and trustees are paid no fees directly by the Funds for serving as officers of the Funds. BISYS Ohio serves the Funds as fund accountant and transfer agent. BISYS and BISYS Ohio receive compensation for providing administration, fund accounting and transfer agency services in an all inclusive fee at a rate of 0.25% of the average daily net assets of each fund. The fee is accrued daily and payable on a monthly basis.

   The Funds have adopted a Distribution and Shareholder Services Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides for payments to the distributor of up to 0.50%, 1.00%, and 1.00% of the average daily net assets of the Class A Shares, Class B Shares, and Class C Shares, respectively, with exception of the Mid Cap Value Fund, the Mid Cap Growth Fund and the West Virginia Intermediate Tax-Free Fund which receives payments of up to 0.25% of the average daily net assets of Class A Shares. The fees may be used by BISYS to pay banks, including the advisor, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the Variable Net Asset Value Funds. For the year ended September 30, 2002, all commissions earned on sales of shares of the Funds' Variable Net Asset Value Funds were allowed to affiliated broker/dealers of the Funds.

                                   Continued

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements, continued                     September 30, 2002


7. Concentration of Credit Risk:

   The Tax-Free Funds invest primarily in debt instruments of municipal issuers in their respective states. The issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.

8. Federal Income Taxes:

   It is the policy of the Funds to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

   At September 30, 2002, the following Funds have net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

                                                     Amount    Expires
                                                   ----------- -------
         Balanced Fund............................ $ 3,490,421  2010
         Large Company Growth Fund................   1,715,152  2009
         Large Company Growth Fund................  34,049,359  2010
         Mid Cap Value Fund.......................     935,073  2009
         Mid Cap Value Fund.......................     154,722  2010
         Mid Cap Growth Fund......................     262,726  2009
         Small Company Growth Fund................   4,380,353  2009
         Small Company Growth Fund................  65,524,230  2010
         International Equity Fund................     920,127  2009
         International Equity Fund................  27,869,450  2010
         Short U.S. Government Income Fund........     479,873  2008
         Short U.S. Government Income Fund........     498,342  2009
         South Carolina Intermediate Tax-Free Fund      66,532  2009

                                   Continued

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements, continued                     September 30, 2002


9. Other Federal Income Tax Information (Unaudited):

   The tax characteristics of dividends paid to shareholders during the fiscal year ended September 30, 2002, were as follows:

                                          Distributions paid from
                                          -----------------------
                                                                                                Tax
                                                          Net                                 Return      Total
                                           Ordinary    Long-Term  Total Taxable  Tax Exempt     of    Distributions
                                            Income       Gains    Distributions Distributions Capital     Paid
                                          ----------- ----------- ------------- ------------- ------- -------------
Balanced Fund............................ $ 2,232,038 $        --  $ 2,232,038   $       --     $--    $ 2,232,038
Large Company Value Fund.................   5,793,713  12,230,067   18,023,780           --      --     18,023,780
Mid Cap Value Fund.......................   1,538,970   7,780,808    9,319,778           --      --      9,319,778
Mid Cap Growth Fund......................          --   6,048,475    6,048,475           --      --      6,048,475
International Equity Fund................      33,185          --       33,185           --      --         33,185
Short U.S. Government Income Fund........   8,215,080          --    8,215,080           --      --      8,215,080
Intermediate U.S. Government Bond Fund...  15,215,185          --   15,215,185           --      --     15,215,185
Intermediate Corporate Bond Fund.........   8,245,438   1,033,634    9,279,072           --      --      9,279,072
North Carolina Intermediate Tax-Free Fund     324,800     534,427      859,227    3,772,516      --      4,631,743
South Carolina Intermediate Tax-Free Fund       8,487          --        8,487      707,211      --        715,698
Virginia Intermediate Tax-Free Fund......       6,235          --        6,235    2,911,053      --      2,917,288
West Virginia Intermediate Tax-Free Fund.      22,418     190,403      212,821    3,422,417      --      3,635,238
Prime Money Market Fund..................  12,404,188          --   12,404,188           --      --     12,404,188
U.S. Treasury Money Market Fund..........  11,325,692          --   11,325,692           --      --     11,325,692
Capital Manager Conservative Growth Fund.     745,195     581,461    1,326,656           --      --      1,326,656
Capital Manager Moderate Growth Fund.....     437,453   1,245,593    1,683,046           --      --      1,683,046
Capital Manager Growth Fund..............     145,605   1,332,952    1,478,557           --      --      1,478,557

                                   Continued

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements, continued                     September 30, 2002


   As of September 30, 2002 the components of accumulated earnings (deficit) on a tax basis was as follows:

                             Undistributed Undistributed                                                            Total
                               Ordinary      Long Term                             Accumulated     Unrealized    Accumulated
                              Income/Tax   Capital Gains Accumulated  Dividends    Capital and    Appreciation    Earnings
                             Exempt Income   (Losses)     Earnings     Payable     Other Losses  (Depreciation)   (Deficit)
                             ------------- ------------- ----------- -----------  -------------  -------------- -------------
Balanced Fund...............  $  320,063     $     --    $  320,063  $  (178,820) $  (9,890,837)  $(11,095,961) $ (20,845,555)
Large Company Value
  Fund......................     381,347           --       381,347     (381,791)    (3,288,822)   (25,286,511)   (28,575,777)
Large Company Growth
  Fund......................          --           --            --           --    (65,128,160)   (14,226,140)   (79,354,300)
Mid Cap Value Fund..........     193,611           --       193,611     (195,031)    (4,921,792)    (3,106,662)    (8,029,874)
Mid Cap Growth Fund.........          --           --            --           --     (9,859,505)     1,581,553     (8,277,952)
Small Company Growth
  Fund......................          --           --            --           --   (107,013,828)    (3,588,054)  (110,601,882)
International Equity Fund...      94,003           --        94,003           --    (42,566,731)   (26,701,283)   (69,174,011)
Short U.S. Government
  Income Fund...............     836,678           --       836,678     (667,803)      (978,215)     4,870,519      4,061,179
Intermediate U.S. Government
  Bond Fund.................   1,798,116      986,206     2,784,322   (1,326,950)            --     23,662,962     25,120,334
Intermediate Corporate Bond
  Fund......................     675,966           --       675,966     (608,707)    (3,180,977)     7,806,657      4,692,939
North Carolina Intermediate
  Tax-Free Fund.............     359,750      412,630       772,380     (310,235)            --      8,380,447      8,842,592
South Carolina Intermediate
  Tax-Free Fund.............      71,541           --        71,541      (57,578)       (66,532)     1,627,161      1,574,592
Virginia Intermediate
  Tax-Free Fund.............     265,667      128,938       394,605     (227,093)            --      6,694,356      6,861,868
West Virginia Intermediate
  Tax-Free Fund.............     625,574      873,668     1,499,242     (267,100)            --      5,079,980      6,312,122
Prime Money Market Fund.....     950,315           --       950,315     (944,313)            --             --          6,002
U.S. Treasury Money Market
  Fund......................     962,574           --       962,574     (962,328)            --             --            246
Capital Manager Conservative
  Growth Fund...............     179,964      139,248       319,212     (181,819)            --     (6,052,023)    (5,914,630)
Capital Manager Moderate
  Growth Fund...............      99,006       32,775       131,781     (102,499)            --     (9,339,890)    (9,310,608)
Capital Manager Growth
  Fund......................      31,471           --        31,471      (36,404)       (64,089)   (11,684,873)   (11,753,895)
Capital Manager Aggressive
  Growth Fund...............          --       93,179        93,179           --             --     (4,612,929)    (4,519,750)

   For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2002, qualify for the corporate dividends received deduction for the following Funds:

                                                        Dividends
                                                        Received
                                                        Deduction
                                                        ---------
               Balanced Fund...........................     56%
               Large Company Value Fund................    100%
               Mid Cap Value Fund......................    100%
               Capital Manager Conservative Growth Fund     13%
               Capital Manager Moderate Growth Fund....     30%
               Capital Manager Growth Fund.............     67%

                                   Continued

BB&T Funds
--------------------------------------------------------------------------------

Notes to Financial Statements, continued                     September 30, 2002


   Under current tax law, capital losses realized after October 31 of a Fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following funds had deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending September 30, 2003

                                                  Post-October
                                                     Losses
                                                  ------------
                 Balanced Fund................... $ 6,400,416
                 Large Company Value Fund........   3,288,822
                 Large Company Growth Fund.......  29,363,649
                 Mid Cap Value Fund..............   3,831,996
                 Mid Cap Growth Fund.............   9,596,779
                 Small Company Growth Fund.......  37,109,245
                 International Equity Fund.......  13,777,154
                 Intermediate Corporate Bond Fund   3,180,977
                 Capital Manager Growth Fund.....      64,089

   During the fiscal year ended September 30, 2002 the following Funds declared tax-exempt income distributions:

                                                        Tax Exempt
                                                       Distribution
                                                       ------------
             North Carolina Intermediate Tax-Free Fund  $3,772,516
             South Carolina Intermediate Tax-Free Fund     707,211
             Virginia Intermediate Tax-Free Fund......   2,911,053
             West Virginia Intermediate Tax-Free Fund.   3,422,417

Independent Auditors' Report

To the Shareholders and Board of Trustees of BB&T Funds:

We have audited the accompanying statements of assets and liabilities of BB&T Funds--Balanced Fund, Large Company Value Fund, Large Company Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Company Growth Fund, International Equity Fund, Short U.S. Government Income Fund, Intermediate U.S. Government Bond Fund, Intermediate Corporate Bond Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, West Virginia Intermediate Tax-Free Fund, Prime Money Market Fund, U.S. Treasury Money Market Fund, Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund and Capital Manager Aggressive Growth Fund (collectively, the Funds), including the schedules of portfolio investments, as of September 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (for the period February 1, 2001 through September 30, 2001 and the year ended September 30, 2002 for the Mid Cap Growth Fund, Mid Cap Value Fund and West Virginia Intermediate Tax-Free Fund). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying statements of changes in net assets and financial highlights for the Mid Cap Growth Fund, Mid Cap Value Fund and West Virginia Intermediate Tax-Free Fund for the periods ended January 31, 2001 and prior were audited by other auditors whose report thereon dated March 14, 2001 expressed an unqualified opinion on the financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of September 30, 2002, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of September 30, 2002, the results of operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (for the period February 1, 2001 through September 30, 2001 and the year ended September 30, 2002 for the Mid Cap Growth Fund, Mid Cap Value Fund and West Virginia Intermediate Tax-Free Fund), in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
November 13, 2002

BB&T Funds
--------------------------------------------------------------------------------

Information about Trustees (Unaudited)

   Overall responsibility for the management of the Funds rests with its Board of Trustees', who are elected by the Shareholders of the Funds. The Trustees' elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees', their addresses, ages, length of tenure, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are set below:

                             Independent Trustees

                                                                                      Number of
                                                                                      Portfolios
                                             Term of                                   in Fund
                               Position(s) Office and                                  Complex         Other
                                Held With   Length of      Principal Occupation        Overseen  Directorships Held
    Name, Address and Age       the Funds  Time Served    During the Last 5 Years     by Trustee     by Trustee
-----------------------------  ----------- ----------- ------------------------------ ---------- ------------------

William E. Graham, Jr.           Trustee   Indefinite, From January 1994 to present,      25             --
1 Hannover Square                          8/92 -      Counsel, Hunton & Williams.
Fayetteville Street Mall                   Present
P.O. Box 109
Raleigh, NC 27602
Birthdate: 12/31/29

Thomas W. Lambeth                Trustee   Indefinite, From January to present,           25             --
700 Yorkshire Road                         8/92 -      Senior Fellow, Z. Smith
Winston-Salem, NC 27106                    Present     Reynolds Foundation; from
Birthdate: 01/08/35                                    1978 to January 2001,
                                                       Executive Director, Z. Smith
                                                       Reynolds Foundation.

Robert W. Stewart                Trustee   Indefinite, Retired; Chairman and Chief        25             --
201 Huntington Road                        2/94 -      Executive Officer of
Greenville, SC 29615                       Present     Engineered Custom Plastics
Birthdate: 05/22/32                                    Corporation from 1969 to
                                                       1990.

Drew T. Kagan                    Trustee   Indefinite, From March 1996 to present,        25             --
Investment Affiliate, Inc.                 8/00 -      President, Investment
118 East Washington St                     Present     Affiliate, Inc.; March 1992 to
Lewisburg, WV 24901                                    March 1996, President,
Birthdate: 02/21/48                                    Provident Securities &
                                                       Investment Co.

Laura C. Bingham                 Trustee   Indefinite, From July 1998 to present,         25             --
Peace College                              2/01 -      President of Peace College;
Office of the President                    Present     November 1997 to May 1998,
15 East Peace Street                                   Senior Vice President of
Raleigh, NC 27604-1194                                 Philanthropy and President of
Birthdate: 11/09/56                                    Fort Sanders Foundation
                                                       Covenant Health; 1992 to
                                                       1997, Vice President Hollins
                                                       College.

Richard F. Baker                 Trustee   Indefinite, From 1999 to present,              25             --
6805 North Ridge Drive                     2/01 -      Business Unit Executive,
Raleigh, NC 27615                          Present     IBM Sales and Distribution
Birthdate: 2/10/46                                     Division; 1996 to 1999
                                                       National Sales Support
                                                       Manager, IBM Sales and
                                                       Distribution Division

                                   Continued

BB&T Funds
--------------------------------------------------------------------------------

Information about Trustees (Unaudited), continued

                              Interested Trustees

                                                                                        Number of
                                                                                        Portfolios
                                           Term of                                       in Fund
                             Position(s) Office and                                      Complex         Other
                              Held With   Length of        Principal Occupation          Overseen  Directorships Held
   Name, Address and Age      the Funds  Time Served      During the Last 5 Years       by Trustee     by Trustee
---------------------------- ----------- ----------- ---------------------------------- ---------- ------------------

*W. Ray Long                   Trustee   Indefinite, Retired; Executive Vice President,     25             --
605 Blenheim Drive                       8/92 -      Branch Banking and Trust
Raleigh, NC 27612                        Present     Company prior to August 1998.
Birthdate: 04/07/34

*Raymond K. McCulloch          Trustee   Indefinite, From August 1998 to present,           25             --
434 Fayetteville Street Mall             5/99 -      Executive Vice President, Branch
29th Floor                               Present     Banking and Trust Company;
Raleigh, NC 27601                                    employee of Branch Banking and
Birthdate: 10/05/56                                  Trust Company since 1989.

--------
* Mr. Long and Mr. McCulloch are treated by the Funds as an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Long is an "interested person" because he owns shares of BB&T Corporation, the publicly traded indirect parent of the Adviser. Mr. McCulloch is an "interested person" because he is an Executive Vice President of Branch Banking and Trust Company, the parent of the Adviser.

   The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, L.P., BISYS Fund Services Ohio, Inc. or Branch Banking and Trust Company receives any compensation from the BB&T Funds for acting as a Trustee.

                                   [GRAPHIC]

    BB&T Funds
    Sensible Investing for Generations(R)


    Annual Report
    To Shareholders


    INVESTMENT ADVISOR
    BB&T Asset Management, Inc.
    434 Fayetteville Street Mall
    Raleigh, NC 27601

    DISTRIBUTOR
    BISYS Fund Services
    3435 Stelzer Road
    Columbus, OH 43219

    LEGAL COUNSEL
    Ropes & Gray
    1301 K Street, N.W.
    Suite 800 E.
    Washington D.C. 20005

    TRANSFER AGENT
    BISYS Fund Services
    3435 Stelzer Road
    Columbus, OH 43219

    AUDITORS
    KPMG LLP
    191 W. Nationwide Blvd., Suite 500
    Columbus, OH 43215
    ----------------------------------

    September 30, 2002                                                   11/02